     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2001


                                                       REGISTRATION NOS. 2-14025
                                                                         811-805
________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              -------------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                                                                             [x]
                         PRE-EFFECTIVE AMENDMENT NO.                         [ ]

                        POST-EFFECTIVE AMENDMENT NO. 71                      [x]

                                      AND
                             REGISTRATION STATEMENT
                                     UNDER
                       THE INVESTMENT COMPANY ACT OF 1940                    [x]

                                AMENDMENT NO. 29                             [x]

                              -------------------

                   SALOMON BROTHERS INVESTORS VALUE FUND INC
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                              -------------------

                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES, ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (800) 725-6666
                              -------------------


                               WILLIAM J. RENAHAN
                   SALOMON BROTHERS INVESTORS VALUE FUND INC
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)


                              -------------------

                                    COPY TO:
                              SARAH E. COGAN, ESQ.
                           SIMPSON THACHER & BARTLETT
                              425 LEXINGTON AVENUE
                         NEW YORK, NEW YORK 10017-3909

                              -------------------

    APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: As soon as practicable after this Registration Statement becomes effective.
It is proposed that this filing will become effective (check appropriate box):

    [x] immediately upon filing pursuant to paragraph (b)


    [ ] on [              ] pursuant to paragraph (b)

    [ ] 60 days after filing pursuant to paragraph (a)(1)
    [ ] on (date) pursuant to paragraph (a)(1)
    [ ] 75 days after filing pursuant to paragraph (a)(2)
    [ ] on (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
    [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
_______________________________________________________________________________

PROSPECTUS
AND
APPLICATION

April 30, 2001







SALOMON BROTHERS
ASSET MANAGEMENT

                                                       ASIA GROWTH FUND

                                                       BALANCED FUND

                                                       CAPITAL FUND

                                                       CASH MANAGEMENT FUND

                                                       HIGH YIELD BOND FUND

                                                       INTERNATIONAL EQUITY FUND

                                                       INVESTORS VALUE FUND

SALOMON BROTHERS                                       LARGE CAP GROWTH FUND

                                                       NATIONAL INTERMEDIATE
                                                       MUNICIPAL FUND

                                                       NEW YORK MUNICIPAL
                                                       MONEY MARKET FUND

                                                       SMALL CAP GROWTH FUND

                                                       STRATEGIC BOND FUND

                                                       U.S. GOVERNMENT
                                                       INCOME FUND



The Securities and Exchange Commission has not approved the funds' shares as an investment or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

--------------------------------------------------------------------------------
 CONTENTS


            Fund goals, strategies and risks:

                Asia Growth Fund........................................    2
                Capital Fund............................................    4
                Cash Management Fund....................................    6
                High Yield Bond Fund....................................    8
                International Equity Fund...............................   10
                Investors Value Fund....................................   13
                Large Cap Growth Fund...................................   16
                National Intermediate Municipal Fund....................   19
                New York Municipal Money Market Fund....................   21
                Small Cap Growth Fund...................................   23
                Strategic Bond Fund.....................................   26
                Balanced Fund...........................................   29
                U.S. Government Income Fund.............................   33

            More on the funds' investments..............................   35

            Management..................................................   40

            Choosing a share class to buy...............................   43

            Buying shares and exchanging shares.........................   49

            Redeeming shares............................................   51

            Other things to know about share transactions...............   53

            Dividends, distributions and taxes..........................   55

            Financial highlights........................................   56


--------------------------------------------------------------------------------
                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                                ABOUT THE FUNDS

Equity Funds                 Fixed Income Funds         Money Market Funds
Asia Growth Fund             High Yield Bond Fund       Cash Management Fund
Balanced Fund                Strategic Bond Fund        New York Municipal Money
Small Cap Growth Fund        National Intermediate      Market Fund
Capital Fund                 Municipal Fund
International Equity Fund    U.S. Government Income Fund
Large Cap Growth Fund
Investors Value Fund

                            ABOUT MUTUAL FUND RISKS

An investment in any of the funds is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.

                     Salomon Brothers Investment Series - 1

--------------------------------------------------------------------------------
 ASIA GROWTH FUND


 INVESTMENT              The fund seeks long-term capital appreciation.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity and equity-related
 STRATEGY                securities of 'Asian companies'. The fund considers Asian
                         companies to include companies that are organized under the laws of any country in the Asian region other than Japan,
                         Australia and New Zealand. The fund also considers companies to be 'Asian companies' if Salomon Brothers Assets
                         Management Asia Pacific Limited, the fund's subadviser,
                         determines that they: (i) derive at least 50% of their
                         revenues from goods produced or sold, investments made, or services performed in or with one or more of the Asian
                         countries; (ii) maintain at least 50% of their assets in one or more of the Asian countries; or (iii) have securities
                         which are traded principally on the stock exchange in an
                         Asian country. The fund is not limited in its allocation of assets among Asian countries. Equity and equity related
                         securities include common and preferred stock, bonds
                         convertible into common and preferred stock, equity-linked debt securities, and American, Global or other types of
                         Depositary Receipts.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting portfolio securities, the subadviser seeks to
 SUBADVISER              identify specific industries and companies which offer the
 SELECTS THE             best relative potential for long-term capital appreciation
 FUND'S                  across Asian markets. Individual country weights compared to
 INVESTMENTS             the benchmark (the Morgan Stanley Capital International All
                         Country Asia Free Ex-Japan Index) are managed tactically
                         using fundamental and quantitative analysis. In seeking to identify individual companies within Asian industries, the subadviser tends to focus on companies that have the
                         greatest growth potential and have strong cash flows.
                         In evaluating specific industries and country weighting, the subadviser considers macro economic factors such as
                         government policies, market liquidity, industry
                         competitiveness and business trends in an effort to identify an optimal allocation of assets among sectors and countries.
                         The subadviser then employs a combination of quantitative
                         and traditional fundamental analysis to identify individual companies within these industries which exhibit strong
                         returns on equity, positive cash flows and favorable price-
                         earnings ratios.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS
 OF INVESTING IN
 THE FUND
 Investments in Asian
 companies involve a
 substantial risk of
 loss.
 The fund is not
 diversified, which
 means that it can
 invest a higher
 percentage of its
 assets in any one
 issuer than a
 diversified fund.
 Also, the fund may
 invest more than 25%
 of its assets in any
 Asian country. Being
 non-diversified and
 not having a limit in
 its allocation of
 assets among Asian
 countries may magnify
 the fund's losses from
 events affecting a
 particular issuer or
 country.

                         Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs.
                         The Asian securities markets decline.
                         Economic, political or social instabilities significantly
                         disrupt the principal financial markets in the Asian Region.
                         Factors creating volatility in one Asian country or emerging market negatively impact securities values or trading in
                          countries in the region.
                         The U.S. dollar appreciates against the Asian currencies.
                         One or more governments in the region imposes restrictions on currency conversion or trading.
                         Asian economies grow at a slower rate than expected or
                         experience a downturn or recession.
                         In changing markets the fund may not be able to sell
                         securities in desired amounts or at prices it considers
                          reasonable.
                         The manager's judgment about the attractiveness, relative
                         value or potential appreciation of a particular sector or
                          stock proves to be incorrect.
                         The fund may experience higher than average turnover of
                         portfolio securities.

                     Salomon Brothers Investment Series - 2

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 47.67% in 4th quarter 1999;
 Lowest:  - 28.96% in 2nd quarter
 1998.

       [PERFORMANCE CHART]


          % Total Return

 -25.55    -13.10     94.92    -33.07
   97         98        99        00


                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.




-----------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD, AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

-------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

        Class           Inception Date         1 Year                 Since Inception

--------------------------------------------------------------------------------------
 Class A                    5/6/96            - 36.90%                    - 3.76%
 Class B                    5/6/96            - 36.92%                    - 3.66%

--------------------------------------------------------------------------------------
 Class 2'D'                 5/6/96            - 34.95%                    - 3.44%
 Class O                    5/6/96            - 32.92%                    - 2.30%

--------------------------------------------------------------------------------------
 MSCI Index                 5/6/96            - 35.22%                   - 11.12%

                                                                                                COMPARATIVE
                                                                                                PERFORMANCE
                                                                                                The table indicates the
                                                                                                risk of investing in
                                                                                                the fund by comparing
                                                                                                the average annual
                                                                                                total return of each
                                                                                                class for the periods
                                                                                                shown to that of the
                                                                                                Morgan Stanley Capital
                                                                                                International All
                                                                                                Country Asia Free
                                                                                                Ex-Japan Index ('MSCI
                                                                                                Index'), a broad-based
                                                                                                unmanaged index of
                                                                                                Asian stocks.
                                                                                                'D'formerly Class C
 ----------------------------------------------------------------------------------------------------------------------


 FEE TABLE


---------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                  5.75%*     None     1.00%       None
 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None

---------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
         Management fees                            0.80%     0.80%     0.80%      0.80%

---------------------------------------------------------------------------------------------
         Distribution and service (12b-1) fee       0.25%     1.00%     1.00%       None
         Other expenses                             1.67%     1.67%     1.68%      1.68%

---------------------------------------------------------------------------------------------
         Total annual fund operating expenses       2.72%     3.47%     3.48%      2.48%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because the
                                                                                              manager voluntarily
                                                                                              agreed to waive its
                                                                                              management fee and
                                                                                              reimbursed certain
                                                                                              expenses for the fiscal
                                                                                              year ended December 31,
                                                                                              2000, the actual total
                                                                                              operating expenses for
                                                                                              each class were:
                                                                                              Class  A: 1.24%
                                                                                              Class  B: 1.99%
                                                                                              Class  2: 1.99%
                                                                                              Class O: 0.99%
                                                                                              The manager may
                                                                                              discontinue this waiver
                                                                                              and reimbursement at
                                                                                              any time.
---------------------------------------------------------------------------------------------------------------------


 EXAMPLE


-----------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $834     $1,371    $1,932      $3,451

-----------------------------------------------------------------------------------------
 Class B (redemption at end of period)               850      1,365     2,003       2,510
 Class B (no redemption)                             350      1,065     1,803       3,510

-----------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               547      1,157     1,889       3,819
 Class 2 (no redemption)                             447      1,157     1,889       3,819

-----------------------------------------------------------------------------------------
 Class O                                             251        773     1,321       2,816
 The example assumes: You invest $10,000 for the period shown
                   You reinvest all distributions and dividends without a sales charge
                   The fund's operating expenses remain the same
                   Your investment has a 5% return each year
                   Redemption of your shares at the end of the period
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.



                     Salomon Brothers Investment Series - 3

--------------------------------------------------------------------------------
 CAPITAL FUND


 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in equity securities of U.S.
 STRATEGY                companies. These companies may range in size from
                         established large capitalization companies (over $5 billion in market capitalization) to small capitalization companies
                         (less than $1 billion in market capitalization) at the
                         beginning of their life cycles.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager seeks to identify those
 FUND'S                  companies which offer the greatest potential for capital
 INVESTMENTS             appreciation through careful fundamental analysis of each
                         company and its financial characteristics. The manager
                         evaluates companies of all sizes.
                         In selecting individual companies for investment, the
                         manager looks for the following:
                         Share prices which appear to undervalue the company's assets or do not adequately reflect factors such as favorable
                          industry trends, lack of investor recognition or the
                          short-term nature of earnings declines.
                         Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares.
                         Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may
                          enhance future earnings.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Equity investments may involve added risks. Investors could
 OF INVESTING IN         lose money on their investment in the fund, or the fund may
 THE FUND                not perform as well as other investments, if any of the
 Investing in small      following occurs:
 capitalization          The U.S. stock market declines.
 companies involves a    An adverse event, such as negative press reports about a
 substantial risk of     company in the fund's portfolio, depresses the value of the
 loss.                    company's stock.
                         The manager's judgment about the attractiveness, relative
                         value or potential appreciation of a particular sector or
                          stock proves to be incorrect.
                         Greater volatility of share price because of the fund's
                         ability to invest in small cap companies. Investing in small capitalization companies involves a substantial risk of
                          loss. Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:
                         Be more sensitive to changes in earnings results and
                         investor expectations.
                         Have more limited product lines, capital resources and
                         management depth.
                         Experience sharper swings in market values.
                         Be harder to sell at the times and prices the manager
                         believes appropriate.
                         Offer greater potential for gain and loss.

                         The fund is not diversified as defined by the Investment
                         Company Act of 1940, which means that it is permitted to
                         invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the fund's losses from events affecting a particular issuer.
                         However, the manager seeks to diversify the fund's
                         investments across industries, which may help reduce this
                         risk.


                     Salomon Brothers Investment Series - 4

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 22.50% in 4th quarter 1998;
 Lowest:  - 12.41% in 3rd
 quarter 1998.

                                          [PERFORMANCE CHART]
                                            % Total Return

                       33.34  4.71   17.17  -14.16  33.88 33.34  26.76  23.83  23.44  19.20
                         91    92      93      94     95    96     97     98     99     00

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the past 10
                                                                                   calendar years.
                                                                                   Class A, B and 2 shares
                                                                                   would have different
                                                                                   performance because of
                                                                                   their different
                                                                                   expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.




--------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

-------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
                        Inception                                                 Since
        Class              Date         1 Year       5 Years       10 Years     Inception

-------------------------------------------------------------------------------------------
 Class A                 11/1/96        12.10%         n/a           n/a          22.45%
 Class B                 11/1/96        13.06%         n/a           n/a          23.04%

-------------------------------------------------------------------------------------------
 Class 2'D'              11/1/96        15.87%         n/a           n/a          22.98%
 Class O                   n/a          19.20%        25.23%        19.30%         n/a

-------------------------------------------------------------------------------------------
 Russell 3000 Index        n/a         - 7.46%        17.40%        17.38%        17.22%


                                                                                                 COMPARATIVE
                                                                                                 PERFORMANCE

                                                                                             The table indicates the
                                                                                             risk of investing in
                                                                                             the fund by comparing
                                                                                             the average annual
                                                                                             total return of each
                                                                                             class for the periods
                                                                                             shown to that of the
                                                                                             Russell 3000 Index, a
                                                                                             broad-based unmanaged
                                                                                             capitalization weighted
                                                                                             index of large
                                                                                             capitalized companies.
                                                                                             'D'formerly Class C
--------------------------------------------------------------------------------------------------------------------


 FEE TABLE


-------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                 CLASS A   CLASS B   CLASS 2   CLASS O      CLASS Y
 Maximum sales charge on purchases           5.75%*     None     1.00%       None         None
 Maximum deferred sales charge on             None     5.00%     1.00%       None         None
 redemptions

-------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
   Management fees                           0.70%     0.70%     0.70%      0.70%        0.70%

-------------------------------------------------------------------------------------------------
   Distribution and service (12b-1) fee      0.25%     1.00%     1.00%       None         None
   Other expenses                            0.21%     0.21%     0.21%      0.20%      0.20%**

-------------------------------------------------------------------------------------------------
   Total annual fund operating expenses      1.16%     1.91%     1.91%      0.90%      0.90%**

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
 **Based on estimated amounts for the fiscal year ending December 31, 2001.

                                                                                                  FEES AND EXPENSES
                                                                                                  This table sets forth
                                                                                                  the fees and expenses
                                                                                                  you will pay if you
                                                                                                  invest in shares of the
                                                                                                  fund.
-------------------------------------------------------------------------------------------------------------------------


 EXAMPLE


------------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS

 Your costs would be
 Class A                                              $686     $922     $1,177      $1,903
------------------------------------------------------------------------------------------

 Class B (redemption at end of period)                 694      900      1,232       1,950

 Class B (no redemption)                               194      600      1,032       1,950
------------------------------------------------------------------------------------------

 Class 2 (redemption at end of period)                 392      694      1,121       2,310

 Class 2 (no redemption)                               292      694      1,121       2,310
------------------------------------------------------------------------------------------

 Class O                                                92      287        498       1,108

 Class Y                                                92      287        498       1,108
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.

 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       Redemption of your shares at the end of the period


                     Salomon Brothers Investment Series - 5

--------------------------------------------------------------------------------

 CASH MANAGEMENT FUND


 INVESTMENT              The fund seeks as high a level of current income as is
 OBJECTIVE               consistent with liquidity and stability of principal.

-------------------------------------------------------------------------------------

 PRINCIPAL               The fund invests in high quality, U.S. dollar denominated
 INVESTMENT              short-term debt securities. The fund may invest in all types
 STRATEGY                of money market instruments including U.S. government
                         securities, short-term debt securities, commercial paper,
                         variable rate demand notes, certificates of deposit,
                         bankers' acceptances, mortgage-backed and asset-backed
                         securities, repurchase agreements and fixed time deposits.
                         While the fund invests primarily in securities of U.S.
                         issuers, the fund may also invest in U.S. dollar denominated obligations of foreign governmental and corporate issuers.
                         The debt instruments in which the fund invests may have
                         fixed or variable rates of interest. The fund normally
                         maintains at least 25% of its assets in bank obligations.

                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the highest short term rating category, or if unrated, of equivalent quality.

                         MAXIMUM MATURITY: The fund invests in securities having, or are deemed to have, remaining maturities of 397 days or
                         less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

-------------------------------------------------------------------------------------

 HOW THE                 In selecting investments for the funds, the manager looks
 MANAGER                 for:
 SELECTS THE             Eligible issuers with the most desirable credit quality.
 FUND'S                  The best relative values based on an analysis of yield,
 INVESTMENTS             price, interest rate sensitivity and credit quality.
                         Maturities consistent with the manager's outlook for
                         interest rates.

-------------------------------------------------------------------------------------

 PRINCIPAL RISKS
 OF INVESTING IN
 THE FUND
 There is no
 assurance that
 the Cash
 Management
 Fund will be able
 to maintain a
 stable net asset
 value of $1.00
 per share.



                         Although the fund seeks to preserve the value of an
                         investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short term debt instruments or money market funds if any of the following occurs:
                         Interest rates rise sharply.
                         An issuer or guarantor of the fund's securities defaults, or has its credit rating downgraded.
                         The manager's judgment about the relative value or credit
                         quality of a particular security proves to be incorrect.
                         The value of the fund's foreign securities go down because of unfavorable government actions or political instability.
                         Over time, a money market fund is likely to underperform
                         other fixed income or equity investment options.

                     Salomon Brothers Investment Series - 6

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 1.62% in 1st quarter 1991;
 Lowest: 0.66% in 4th quarter 1993.


                                         [PERFORMANCE CHART]
                                           % Total Return
                       -5.66  3.37   2.73   3.89   5.60   5.07   5.21   5.20   4.78   6.00
                         91    92     93     94     95     96     97     98     99     00

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class A, B
                                                                                   and 2 shares may have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses.




----------------------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

----------------------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
        Class              Inception Date      1 Year      5 Years      10 Years          Since Inception

----------------------------------------------------------------------------------------------------------
 Class A                       1/3/95          6.00%        5.24%         n/a                5.20%
 Class B                       1/3/95          6.00%        5.25%         n/a                5.19%

----------------------------------------------------------------------------------------------------------
 Class 2'D'                    1/3/95          6.00%        5.24%         n/a                5.18%
 Class O                      10/2/90          6.00%        5.24%        4.74%                n/a

 The fund's 7-day effective yield as of December 31, 2000 was 6.06%.

                                                                                                           COMPARATIVE
                                                                                                           PERFORMANCE
                                                                                                           The table indicates the
                                                                                                           average annual total
                                                                                                           return of each class
                                                                                                           for the periods shown.
                                                                                                           'D'formerly Class C

----------------------------------------------------------------------------------------------------------------------------------


 FEE TABLE


------------------------------------------------------------------------------------------   FEES AND EXPENSES
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR                                                   This table sets
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O     forth the fees and
 Maximum sales charge on purchases                   None      None      None        None    expenses you will
 Maximum deferred sales charge on redemptions        None      None      None        None    pay if you invest
                                                                                             in shares of the fund.
------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
         Management fees                            0.20%     0.20%     0.20%       0.20%

------------------------------------------------------------------------------------------
         Distribution and service (12b-1) fee        None      None      None        None
         Other expenses                             0.51%     0.51%     0.52%       0.51%

------------------------------------------------------------------------------------------
         Total annual fund operating expenses       0.71%     0.71%     0.72%       0.71%
-------------------------------------------------------------------------------------------


 EXAMPLE


-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                              $56      $176      $307        $689

-------------------------------------------------------------------------------------------
 Class B                                               56       176       307         689
 Class 2                                               56       176       307         689

-------------------------------------------------------------------------------------------
 Class O                                               56       176       307         689
 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       Redemption of your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.


                     Salomon Brothers Investment Series - 7

--------------------------------------------------------------------------------

 HIGH YIELD BOND FUND


 INVESTMENT              The fund seeks to maximize current income. As a secondary
 OBJECTIVE               objective, the fund seeks capital appreciation.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high yield fixed income
 INVESTMENT              securities issued by U.S. and foreign corporations and
 STRATEGY                foreign governments and their agencies and
                         instrumentalities. The fund will limit its investments in
                         emerging market governmental issuers to 35% of its assets.

                         CREDIT QUALITY: The fund invests primarily in fixed income securities rated below investment grade by a recognized
                         rating agency or, if unrated, of equivalent quality as
                         determined by the manager. Below investment grade securities are commonly referred to as 'junk bonds.'

                         MATURITY: The fund normally maintains an average portfolio maturity of between 6 and 12 years. However, the fund may
                         invest in individual securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 Individual security selection is driven by the manager's
 MANAGER                 economic view, industry outlook and rigorous credit
 SELECTS THE             analysis. The manager then selects those individual
 FUND'S                  securities that appear to be most undervalued and to offer
 INVESTMENTS             the highest potential returns relative to the amount of
                         credit, interest rate, liquidity and other risk presented by these securities. The manager allocates the fund's
                         investments across a broad range of issuers and industries, which can help to reduce risk.

                         In evaluating the issuer's creditworthiness, the manager employs fundamental analysis and considers the following factors:

                         The strength of the issuer's financial resources.
                         The issuer's sensitivity to economic conditions and trends.
                         The issuer's operating history.
                         Experience and track record of issuer's management or
                         political leadership.
-------------------------------------------------------------------------------------
 PRINCIPAL
 RISKS OF
 INVESTING IN
 THE FUND
 Investments in
 high yield
 securities
 involve a
 substantial risk
 of loss.
                         Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

                         The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                          credit rating downgraded.
                         Interest rates increase, causing the prices of fixed income securities to decline and reducing the value of the fund's portfolio.
                         The manager's judgment about the attractiveness, value or
                         credit quality of a particular security proves to be
                          incorrect.
                         High yield securities are considered speculative and,
                         compared to investment grade securities, tend to have more volatile prices and are more susceptible to the following
                         risks:

                         Increased price sensitivity to changing interest rates and to adverse economic and business developments.
                         Greater risk of loss due to default or declining credit
                         quality.
                         Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments.
                         Negative market sentiment towards high yield securities
                         depresses the price and liquidity of high yield securities.



                     Salomon Brothers Investment Series - 8

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 6.19% in 3rd quarter 1996;
 Lowest:  - 13.26% in 3rd quarter
 1998.


                                   [PERFORMANCE CHART]
                                      % Total Return
                       21.92     13.03     -7.05     7.03      -3.59
                         96        97        98       99         00

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.




----------------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

--------------------------------------------------------------------------------------------------
               AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
        Class              Inception Date          1 Year       5 Years         Since Inception

--------------------------------------------------------------------------------------------------
 Class A                       2/22/95            - 8.14%        4.71%               6.77%
 Class B                       2/22/95            - 8.52%        4.74%               6.78%

--------------------------------------------------------------------------------------------------
 Class 2'D'                    2/22/95            - 5.96%        4.85%               6.77%
 Class O                       2/22/95            - 3.28%        5.99%               7.91%

--------------------------------------------------------------------------------------------------
 SSB Index                        *               - 5.68%        4.60%               6.32%
 *Index comparison begins on 2/28/95.


                                                                                                     COMPARATIVE
                                                                                                     PERFORMANCE
                                                                                                     The table indicates the
                                                                                                     risk of investing in
                                                                                                     the fund by comparing
                                                                                                     the average annual
                                                                                                     total return of each
                                                                                                     class for the periods
                                                                                                     shown to that of the
                                                                                                     Salomon Smith Barney
                                                                                                     High-Yield Market Index
                                                                                                     ('SSB Index'), a
                                                                                                     broad-based unmanaged
                                                                                                     index of high yield
                                                                                                     securities.
                                                                                                     'D'formerly Class C




 ------------------------------------------------------------------------------------------------------------------
 FEE TABLE

------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                      CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                4.75%*    None       1.00%       None
 Maximum deferred sales charge on redemptions     None      5.00%      1.00%       None

------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND
 AS A % OF NET ASSETS)
         Management fees                          0.75%     0.75%      0.75%       0.75%

------------------------------------------------------------------------------------------
         Distribution and service (12b-1) fee     0.25%     1.00%      0.75%       None
         Other expenses                           0.24%     0.24%      0.24%       0.24%

------------------------------------------------------------------------------------------
         Total annual fund operating expenses     1.24%     1.99%      1.74%       0.99%
 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%
                                                                                            FEES AND EXPENSES
                                                                                            This table sets forth
                                                                                            the fees and expenses
                                                                                            you will pay if you
                                                                                            invest in shares of the
                                                                                            fund.

-------------------------------------------------------------------------------------------------------------------
 EXAMPLE

-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES             1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                          $595      $850     $1,124      $1,904

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)             702       924      1,273       2,032
 Class B (no redemption)                           202       624      1,073       2,032

-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)             375       643      1,034       2,131
 Class 2 (no redemption)                           275       643      1,034       2,131

-------------------------------------------------------------------------------------------
 Class O                                           101       315        547       1,213
 The example assumes:  You invest $10,000 for the period shown
                   You reinvest all distributions and dividends without a sales charge
                   The fund's operating expenses remain the same
                   Your investment has a 5% return each year
                   Redemption of your shares at the end of the period.
                                                                                            This example helps you
                                                                                            compare the cost of
                                                                                            investing in the fund
                                                                                            with other mutual
                                                                                            funds. Your actual cost
                                                                                            may be higher or lower.


                    Salomon Brothers Investment Series - 9

--------------------------------------------------------------------------------

 INTERNATIONAL EQUITY FUND


 INVESTMENT              The fund seeks long-term capital growth.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity and equity-related
 INVESTMENT              securities of non-U.S. issuers, including issuers in
 STRATEGY                developing countries, with an emphasis on established
                         companies with medium to large market capitalizations
                         ($1 billion or more) and seasoned management teams. Equity and equity related securities include common stock,
                         securities convertible into common stock, and trust or
                         limited partnership interests, and include securities
                         purchased directly or in the form of sponsored American
                         Depository Receipts, European Depository Receipts or other similar securities representing common stock on non-U.S.
                         issuers.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting portfolio securities, Citi Fund Management
 SUBADVISER              Inc., the fund's subadviser, employs a disciplined
 SELECTS THE             investment process that emphasizes individual security
 FUND'S                  selection. The investment focus is on companies that
 INVESTMENTS             participate in growth industries and can deliver
                         sustainable, above average growth in earnings per share over a two to three year horizon. Final security selection is a function of detailed industry and company specific analysis and ongoing interviews with the company's senior management.
                         A strict valuation discipline is employed to insure that the fund does not overpay for earnings growth. The fund closely monitors the investment on an ongoing basis for possible
                         changes in company or industry fundamentals. Turnover is
                         typically low, and the average holding period for a fund
                         investment is currently three years. The subadviser manages the fund's portfolio compared to its benchmark, the MSCI
                         EAFE'r' Index, which is not hedged, and therefore, typically does not hedge portfolio securities or currencies. The
                         subadviser may, however, engage in hedging strategies when it believes it is desirable to do so. The fund seeks to
                         reduce overall portfolio risk by investing in a wide range of countries.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS
 OF INVESTING IN
 THE FUND
                         Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:
                         Foreign securities markets decline.
                         The U.S. dollar appreciates against foreign currencies.
                         One or more foreign governments impose restrictions on
                         currency conversion or trading.
                         Non-U.S. economies grow at a slower rate than expected or
                         experience a downturn or recession.
                         The manager's judgment about the attractiveness, relative
                         value or potential appreciation of a particular sector or
                          stock proves to be incorrect.
                         Investing in non-U.S. issuers may involve unique risks
                         compared to investing in the securities of U.S. issuers.
                         These risks are more pronounced to the extent the fund
                         invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:
                         Less information about non-U.S. issuers or markets may be
                         available due to less rigorous disclosure and accounting
                          standards or regulatory practices.
                         Many non-U.S. markets are smaller, less liquid and more
                         volatile than U.S. markets. In a changing market, the
                          manager may not be able to sell the fund's portfolio
                          securities in amounts and at prices the manager considers
                          reasonable.
                         Economic, political and social developments significantly
                         disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government
                          issuers.



                         Growth securities typically are sensitive to market
                         movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.

                    Salomon Brothers Investment Series - 10

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 for the last calendar year. Past
 performance does not necessarily
 indicate how the fund will perform
 in the future.
 QUARTERLY RETURNS: Highest:
  - 1.44 in 1st quarter 2000;
 Lowest:  - 8.05% in 4th quarter
 2000.


                   [PERFORMANCE CHART]
                    % Total Return
                        -23.14
                           00

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for the year indicated.
                                                                                   Class B, 2 and O shares
                                                                                   would have different
                                                                                   performance because of
                                                                                   their different
                                                                                   expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



------------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

-------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
                         Inception                                         Since
      Class                 Date                   1 Year                Inception

-------------------------------------------------------------------------------------
 Class A                  10/25/99                - 27.55%                - 8.10%
 Class B                  10/25/99                - 27.55%                - 7.41%

-------------------------------------------------------------------------------------
 Class 2                  10/25/99                - 25.30%                - 5.04%
 Class O                  10/25/99                - 22.98%                - 3.22%

-------------------------------------------------------------------------------------
 MSCI Index               10/25/99                - 13.96%                - 10.05%



                                                                                           COMPARATIVE
                                                                                           PERFORMANCE
                                                                                           The table indicates the
                                                                                           risk of investing in
                                                                                           the fund by comparing
                                                                                           the average annual
                                                                                           total return of each
                                                                                           class for the periods
                                                                                           shown to that of the
                                                                                           Morgan Stanley Capital
                                                                                           International Europe,
                                                                                           Australia and Far East
                                                                                           Index ('MSCI EAFE'), as
                                                                                           unmanaged index of
                                                                                           common stocks of
                                                                                           companies located in
                                                                                           Europe, Australia and
                                                                                           the Far East.
------------------------------------------------------------------------------------------------------------------


 FEE TABLE


-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                  5.75%*     None     1.00%       None

 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None

-------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
         Management fees                            0.90%     0.90%     0.90%      0.90%

-------------------------------------------------------------------------------------------
         Distribution and service (12b-1) fee       0.25%     1.00%     1.00%       None
         Other expenses                             0.95%     0.95%     0.95%      0.95%

-------------------------------------------------------------------------------------------
         Total annual fund operating expenses       2.10%     2.85%     2.85%      1.85%

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund.
                                                                                              Because the manager has
                                                                                              voluntarily agreed to
                                                                                              waive a portion of its
                                                                                              management fee and reimburse
                                                                                              certain expenses for
                                                                                              the fiscal year ended
                                                                                              December 31, 2000, the
                                                                                              actual total operating
                                                                                              expenses for each class
                                                                                              are:
                                                                                              Class  A: 1.75%
                                                                                              Class  B: 2.50%
                                                                                              Class  2: 2.50%
                                                                                              Class O: 1.50%
                                                                                              The manager may
                                                                                              discontinue this waiver
                                                                                              and reimbursement at
                                                                                              any time.

---------------------------------------------------------------------------------------------------------------------


                    Salomon Brothers Investment Series - 11

 EXAMPLE


--------------------------------------------------------------------------------------------

 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                              $776    $1,195    $1,639      $2,866

--------------------------------------------------------------------------------------------
 Class B (redemption at end of period)                 788     1,183     1,704       2,915
 Class B (no redemption)                               288       883     1,504       2,915

--------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                 485       974     1,589       3,244
 Class 2 (no redemption)                               385       974     1,589       3,244

--------------------------------------------------------------------------------------------
 Class O                                               185       582     1,001       2,169
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.


                    Salomon Brothers Investment Series - 12

--------------------------------------------------------------------------------
 INVESTORS VALUE FUND

 INVESTMENT              The primary investment objective of the fund is to seek
 OBJECTIVE               long-term growth of capital. Current income is a secondary objective.
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    The fund invests primarily in common stocks of established
 STRATEGY                U.S. companies. The fund may also invest in other equity
                         securities. To a lesser degree, the fund invests in income producing securities such as debt securities.
-------------------------------------------------------------------------------------
 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager focuses on established
 FUND'S                  large capitalization companies (over $5 billion in market
 INVESTMENTS             capitalization), seeking to identify those companies with
                         solid growth potential at reasonable values. The manager
                         employs fundamental analysis to analyze each company in
                         detail, ranking its management, strategy and competitive
                         market position.

                         In selecting individual companies for investment, the manager looks for:

                         Long-term history of performance.
                         Competitive market position.
                         Competitive products and services.
                         Strong cash flow.
                         High return on equity.
                         Strong financial condition.
                         Experienced and effective management.
                         Global scope.
-------------------------------------------------------------------------------------
 PRINCIPAL               Equity investments may involve added risks. Investors could
 RISKS OF                lose money on their investment in the fund, or the fund may
 INVESTING IN            not perform as well as other investments, if any of the
 THE FUND                following occurs:
                         U.S. stock markets decline.
                         An adverse event, such as an unfavorable earnings report,
                         negatively affects the stock price of a company in which the fund invests.
                         Large capitalization stocks fall out of favor with
                         investors.
                         The manager's judgment about the attractiveness, growth
                         prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                    Salomon Brothers Investment Series - 13

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.

 QUARTERLY RETURNS: Highest:
 17.44% in 4th quarter 1998;
 Lowest:  - 12.43% in 3rd quarter
 1998.


                    [PERFORMANCE CHART]
                      % Total Return
29.30  7.42   15.19  -1.26  35.39  30.56  26.47   15.44  11.73  15.24
  91    92      93     94     95     96     97      98     99     00

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the past 10
                                                                                   years. Class A, B and 2
                                                                                   shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



----------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

--------------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

                    Inception                                                 Since
      Class            Date         1 Year       5 Years       10 Years     Inception

--------------------------------------------------------------------------------------

 Class A              1/3/95        8.34%         17.99%         n/a          20.75%

 Class B              1/3/95        9.23%         18.27%         n/a          20.98%

--------------------------------------------------------------------------------------

 Class 2'D'           1/3/95        12.04%        18.26%         n/a          20.86%

 Class O               n/a          15.24%        19.67%        18.03%         n/a

--------------------------------------------------------------------------------------

 S&P 500 Index         n/a          -9.11%        18.33%        17.44%         n/a



                                                                                         COMPARATIVE
                                                                                         PERFORMANCE
                                                                                         The table indicates the
                                                                                         risk of investing in
                                                                                         the fund by comparing
                                                                                         the average annual
                                                                                         total return of each
                                                                                         class for the periods
                                                                                         shown to that of the
                                                                                         Standard & Poor's 500
                                                                                         Stock Index ('S&P 500
                                                                                         Index'), a broad-based
                                                                                         unmanaged index of
                                                                                         widely held common
                                                                                         stock.
                                                                                         'D'formerly Class C
----------------------------------------------------------------------------------------------------------------

 FEE TABLE


---------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O   CLASS Y
 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None
 Maximum deferred sales charge on redemptions       None     5.00%     1.00%      None      None

---------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
        Management fees                            0.61%     0.61%     0.61%     0.61%      0.61%

---------------------------------------------------------------------------------------------------
        Distribution and service (12b-1) fee       0.25%     1.00%     1.00%      None      None
        Other expenses                             0.14%     0.12%     0.13%     0.12%      0.12%**

---------------------------------------------------------------------------------------------------
        Total annual fund operating expenses       1.00%     1.73%     1.74%     0.73%      0.73%**
 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
 Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**Based on estimated amounts for the fiscal year ending December 31, 2001.
                                                                                                    FEES AND EXPENSES
                                                                                                    This table sets forth
                                                                                                    the fees and expenses
                                                                                                    you will pay if you
                                                                                                    invest in shares of the
                                                                                                    fund.
---------------------------------------------------------------------------------------------------------------------------


                    Salomon Brothers Investment Series - 14

 EXAMPLE


-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $671      $875     $1,096      $1,729

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               676       845      1,139       1,761
 Class B (no redemption)                             176       545        939       1,761

-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               375       643      1,034       2,131
 Class 2 (no redemption)                             275       643      1,034       2,131

-------------------------------------------------------------------------------------------
 Class O                                              75       233        406         906
 Class Y                                              75       233        406         906
 The example assumes:  You invest $10,000 for the period shown
                       You reinvest all distributions and dividends without a sales charge
                       The fund's operating expenses remain the same
                       Your investment has a 5% return each year
                       Redemption of your shares at the end of the period

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the Fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                    Salomon Brothers Investment Series - 15

--------------------------------------------------------------------------------
 LARGE CAP GROWTH FUND


 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity securities of U.S.
 INVESTMENT              large cap issuers that, at the time of purchase, have market
 STRATEGY                capitalizations within the top 1,000 stocks of publicly
                         traded companies listed in the United States equity market.
                         The fund's equity securities consist primarily of common
                         stocks. The fund may also invest in preferred stocks,
                         warrants and securities convertible into common stocks. The fund may also invest up to 15% of its assets in securities of foreign issuers.
-------------------------------------------------------------------------------------
 HOW THE                 The subadviser, Citi Fund Management Inc., creates a
 MANAGER                 diversified portfolio of well established large
 SELECTS THE             capitalization companies with a proven track record of
 FUND'S                  consistent, above average earnings and revenue growth, solid
 INVESTMENTS             prospects for continued superior growth, and an effective
                         management team committed to these goals.
                         The subadviser incorporates quantitative analysis,
                         multi-factor screens and models, as well as fundamental
                         stock research to identify high quality, large companies
                         that exhibit the potential for sustainable growth. In
                         selecting individual companies for investment, the
                         subadviser screens companies on the following factors:

                         Earnings per share growth.
                         Earnings per share growth consistency.
                         Sales growth.
                         Return on shareholder equity.
                         Strength of balance sheet.
-------------------------------------------------------------------------------------
 PRINCIPAL               Equity investments may involve added risks. Investors could
 RISKS OF                lose money on their investment in the fund, or the fund may
 INVESTING IN            not perform as well as other investments, if any of the
 THE FUND                following occurs:
                         U.S. stock markets decline.
                         An adverse event, such as an unfavorable earnings report,
                         negatively affects the stock price of a company in which the fund invests.
                         Large capitalization stocks fall out of favor with
                         investors.
                         The manager's judgment about the attractiveness, growth
                         prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         Growth securities typically are sensitive to market
                         movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.


                    Salomon Brothers Investment Series - 16

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 for the last calendar year. Past
 performance does not necessarily
 indicate how the fund will perform
 in the future.

 QUARTERLY RETURNS: Highest:
 0.80% in 1st quarter 2000;
 Lowest:  -11.44% in 4th quarter
 2000.

                  [PERFORMANCE CHART]
                    % Total Return
                      -15.99
                         00

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for the year indicated.
                                                                                   Class B, 2 and O shares
                                                                                   would have different
                                                                                   performance because of
                                                                                   their different
                                                                                   expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.




----------------------------------------------------------------------------------------------------------------

 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

-----------------------------------------------------------------------------------------

 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

                    Inception                                                 Since
      Class            Date         1 Year       5 Years       10 Years     Inception

-----------------------------------------------------------------------------------------

 Class A             10/25/99      - 20.81%        n/a           n/a         - 9.79%

 Class B             10/25/99      - 20.80%        n/a           n/a         - 9.03%

-----------------------------------------------------------------------------------------

 Class 2             10/25/99      - 18.11%        n/a           n/a         - 6.55%

 Class O             10/26/99      - 15.73%        n/a           n/a         - 4.91%

-----------------------------------------------------------------------------------------

 S&P 500 Index       10/26/99      - 9.11%         n/a           n/a          3.74%
                                                                                         COMPARATIVE
                                                                                         PERFORMANCE
                                                                                         The table indicates the
                                                                                         risk of investing in
                                                                                         the fund by comparing
                                                                                         the average annual
                                                                                         total return of each
                                                                                         class for the periods
                                                                                         shown to that of the
                                                                                         Standard & Poor's 500
                                                                                         Stock Index ('S&P 500
                                                                                         Index'), a broad-based
                                                                                         unmanaged index of
                                                                                         widely held common
                                                                                         stock.



--------------------------------------------------------------------------------------------------------------------------

FEE TABLE

-------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                       5.75%*     None     1.00%       None
 Maximum deferred sales charge on redemptions             None     5.00%     1.00%       None

-------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
         Management fees                                 0.75%     0.75%     0.75%      0.75%

-------------------------------------------------------------------------------------------------
         Distribution and service (12b-1) fee            0.25%     1.00%     1.00%       None
         Other expenses                                  0.88%     0.88%     0.88%      0.87%

-------------------------------------------------------------------------------------------------
         Total annual fund operating expenses            1.88%     2.63%     2.63%      1.62%

  *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts $1,000,000 or more at net asset value (without an initial charge)
 but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

                                                                                                   FEES AND EXPENSES
                                                                                                   This table sets forth
                                                                                                   the fees and expenses
                                                                                                   you will pay if you
                                                                                                   invest in shares of the
                                                                                                   fund.
                                                                                                   Because the manager has
                                                                                                   voluntarily agreed to
                                                                                                   waive a portion of its management
                                                                                                   fee and reimburse certain
                                                                                                   expenses for the fiscal
                                                                                                   year ended
                                                                                                   December 31, 2000 the
                                                                                                   actual total operating
                                                                                                   expenses for each class
                                                                                                   were:
                                                                                                   Class A: 1.45%
                                                                                                   Class B: 2.20%
                                                                                                   Class 2: 2.20%
                                                                                                   Class O: 1.20%
                                                                                                   The manager may
                                                                                                   discontinue this waiver and
                                                                                                   reimbursement at any time.

--------------------------------------------------------------------------------------------------------------------------


                    Salomon Brothers Investment Series - 17

EXAMPLE


-------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                            $755     $1,132    $1,533      $2,649

-------------------------------------------------------------------------
 Class B (redemption at end of period)               766      1,117     1,595       2.703
 Class B (no redemption)                             266        817     1,395       2,703

-------------------------------------------------------------------------
 Class 2 (redemption at end of period)               463        909     1,481       3,034
 Class 2 (no redemption)                             363        909     1,481       3,034

-------------------------------------------------------------------------
 Class O                                             165        511       881       1,922

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                    Salomon Brothers Investment Series - 18

--------------------------------------------------------------------------------
 NATIONAL INTERMEDIATE MUNICIPAL FUND

 INVESTMENT              The fund seeks a high level of income which is exempt from
 OBJECTIVE               regular federal income taxes.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in 'municipal securities,' which
 INVESTMENT              are debt obligations issued by any state and its political
 STRATEGY                subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the
                         Virgin Islands and Guam). The interest on these bonds is
                         exempt from regular federal income tax. As a result, the
                         interest rate on these bonds normally is lower than it would be if the bonds were subject to federal taxation. The fund may invest more than 25% of its assets in obligations whose payments are from revenues of similar projects (such as
                         utilities or hospitals) or whose issuers share the same
                         geographic locations.
                         CREDIT QUALITY: The fund invests exclusively in municipal
                         obligations rated in one of the four highest rating
                         categories by a national rating organization at the time of purchase, or, if unrated, of equivalent quality as
                         determined by the manager.
                         MATURITY: The fund normally maintains a market weighted
                         average portfolio maturity of between three and ten years.
                         However, the fund may invest in individual securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting securities for the fund, the manager focuses
 MANAGER                 upon developing a portfolio that is diversified among states
 SELECTS THE             and types of municipal securities and also the appropriate
 FUND'S                  maturity allocation for the fund within a given market
 INVESTMENTS             environment. The manager:
                         Emphasizes investments in revenue bonds for essential
                         services (i.e., water, electric, power, sewer and select
                          transportation authority) and in general obligation bonds
                          of high-quality issuers.
                         Uses credit analysis to evaluate the relative attractiveness of various securities and sectors.
                         Seeks geographic and issuer diversification.
-------------------------------------------------------------------------------------
 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:
                         Interest rates rise, causing the value of the fund's
                         portfolio to decline.
                         The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                          credit rating downgraded.
                         Municipal securities fall out of favor with investors.
                         New federal or state legislation adversely affects the
                         tax-exempt status of securities held by the fund or the
                          financial ability of the municipalities to repay these
                          obligations.
                         The issuer of municipal obligations may not be able to make timely payments because of general economic downturns or
                          increased governmental costs.
                         The manager's judgment about the attractiveness, relative
                         value or income potential of a particular security proves to be incorrect.
                         It is possible that some of the fund's income distributions may be, and distributions of the fund's realized capital
                         gains will be, subject to federal taxation. The fund may
                         realize taxable gains on the sale of its securities or other transactions, and some of the fund's income distributions
                         may be subject to the federal alternative minimum tax. In
                         addition, distributions of the fund's income and gains
                         generally will be subject to state and local taxation.

                    Salomon Brothers Investment Series - 19

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 2.95% in 2nd quarter 1997;
 Lowest:  - 1.24% in 2nd quarter
 1999.


       [PERFORMANCE CHART]
          % Total Return
4.18   7.52   4.52   0.18   7.60
 96     97     98     99     00

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND
 DIVIDENDS.

----------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
        Class             Inception Date       1 Year     5 Years      Since Inception

----------------------------------------------------------------------------------------
 Class A                     2/22/95           2.44%       3.75%            4.73%
 Class B                     2/22/95           1.77%       3.63%            4.61%

----------------------------------------------------------------------------------------
 Class 2'D'                  2/22/95           5.02%       3.85%            4.65%
 Class O                     2/22/95           7.94%       5.03%            5.82%

----------------------------------------------------------------------------------------
 Lehman Index                   *              8.17%       5.22%            6.04%
 *Index comparison begins on 2/28/95.

                                                                                           COMPARATIVE
                                                                                           PERFORMANCE
                                                                                           The table indicates the
                                                                                           risk of investing in
                                                                                           the fund by comparing
                                                                                           the average annual
                                                                                           total return of each
                                                                                           class for the periods
                                                                                           shown to that of the
                                                                                           Lehman Brothers 1-10
                                                                                           Year Municipal Bond
                                                                                           Index ('Lehman Index'),
                                                                                           a broad-based unmanaged
                                                                                           index of municipal
                                                                                           bonds.
                                                                                           'D'formerly Class C



 FEE TABLE

-------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                  4.75%*     None     1.00%       None
 Maximum deferred sales charge on redemptions        None     5.00%     1.00%       None

-------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
         Management fees                            0.50%     0.50%     0.50%      0.50%

-------------------------------------------------------------------------------------------
         Distribution and service (12b-1) fee       0.25%     1.00%     0.75%       None
         Other expenses                             1.59%     1.60%     1.60%      1.58%

-------------------------------------------------------------------------------------------

         Total annual fund operating expenses       2.34%     3.10%     2.85%      2.08%
 *If you buy Class A shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because the
                                                                                              manager voluntarily
                                                                                              agreed to waive its
                                                                                              management fee and
                                                                                              reimbursed certain
                                                                                              expenses for the fiscal
                                                                                              year ended
                                                                                              December 31, 2000, the
                                                                                              actual total operating
                                                                                              expenses for each class
                                                                                              were:
                                                                                              Class A: 0.75%
                                                                                              Class B: 1.50%
                                                                                              Class 2: 1.25%
                                                                                              Class O: 0.50%
                                                                                              The manager may
                                                                                              discontinue this waiver
                                                                                              and reimbursement at
                                                                                              any time.
---------------------------------------------------------------------------------------------------------------------



 EXAMPLE

--------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $701     $1,171    $1,666      $3,024

--------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               813      1,257     1,825       3,074
 Class B (no redemption)                             313        957     1,625       3,074

--------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               485        974     1,589       3,244
 Class 2 (no redemption)                             385        974     1,589       3,244

--------------------------------------------------------------------------------------------
 Class O                                             211        652     1,119       2,410
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                    Salomon Brothers Investment Series - 20

--------------------------------------------------------------------------------
 NEW YORK MUNICIPAL MONEY MARKET FUND

 INVESTMENT              The fund seeks as high a level of current income exempt from
 OBJECTIVE               regular federal income tax and New York State and New York
                         City personal income taxes as is consistent with liquidity and the stability of principal.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in high-quality, short-term 'New
 INVESTMENT              York municipal securities,' which are debt obligations
 STRATEGY                issued by the State of New York and its political
                         subdivisions, agencies and public authorities (or certain
                         other governmental issuers such as Puerto Rico, the Virgin
                         Islands, and Guam.) The interest on these obligations is
                         exempt from regular federal income tax and New York State
                         and New York City personal income tax. As a result, the
                         interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation.
                         MINIMUM CREDIT QUALITY: The fund invests primarily in
                         securities rated in the two highest short-term rating
                         categories, or if unrated, of equivalent quality.
                         MAXIMUM MATURITY: The fund invests in securities having
                         remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.
-------------------------------------------------------------------------------------
 HOW THE
 MANAGER
 SELECTS THE
 FUND'S
 INVESTMENTS
                         The manager selects securities primarily by identifying
                         undervalued sectors and individual securities, while also
                         selecting securities that it believes will benefit from
                         changes in market conditions. In selecting individual
                         securities, the manager:
                         Uses fundamental credit analysis to estimate the relative
                         value and attractiveness of various opportunities in the New
                          York municipal bond market.
                         Identifies eligible issuers with the most desirable credit quality.
                         Trades between general obligations and revenue bonds and
                         among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent
                          relative values.
                         Considers a security's maturity in light of the outlook for the issuer and its sector and interest rates.
-------------------------------------------------------------------------------------
 PRINCIPAL               Although the fund seeks to preserve the value of an
 RISKS OF                investment at $1 per share, it is possible to lose money by
 INVESTING IN            investing in the fund if any of the following occurs:
 THE FUND
 There is no assurance   The fiscal condition of New York State or New York City
 that the fund will be   weakens. New York State and City have experienced
 able to maintain a       significant fiscal problems in the past.
 stable net asset value  Interest rates rise sharply.
 of $1.00 per share      An issuer or guarantor of the fund's securities defaults,
 The fund is not         has its credit rating downgraded or is unable to make timely
 diversified, which       payments because of general economic downturns or increased
 means that it can        governmental costs.
 invest a higher         New federal or state legislation adversely affects the
 percentage of its       tax-exempt status of securities held by the fund or the
 assets in any one        financial ability of the municipalities to repay these
 issuer than a            obligations.
 diversified fund.       The manager's judgment about the attractiveness, value or
 However, the fund       income potential of a particular security proves to be
 complies with the        incorrect.
 Securities and          It is possible that some of the fund's income distributions
 Exchange Commission's   may be, and distributions of the fund's realized capital
 rule for money market   gains will be, subject to federal taxation. The fund may
 funds, including the    realize taxable gains on the sale of its securities or other
 diversification         transactions, and some of the fund's income distribution may
 requirement of that     be subject to the federal alternative minimum tax. In
 rule.                   addition, some of the fund's income distribution and all of the fund's realized capital gains generally will be subject to state and local taxation.

                    Salomon Brothers Investment Series - 21

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 1.21% in 2nd quarter 1991;
 Lowest: 0.51% in 1st quarter 1994.

                    [PERFORMANCE CHART]
                      % Total Return
4.75   3.12   2.34   2.68   3.74   3.30   3.45   3.19   2.93   3.78
 91     92     93     94     95     96     97     98     99     00

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class O shares
                                                                                   for each of the past 10
                                                                                   years. Class A, B and 2
                                                                                   shares may have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses.




-------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION
 OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

-------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)

     Class       Inception Date     1 Year         5 Years     10 Years   Since Inception

-------------------------------------------------------------------------------------------
 Class A            11/1/96          3.78%           n/a         n/a           3.34%
 Class B            11/1/96          3.78%           n/a         n/a           3.34%

-------------------------------------------------------------------------------------------
 Class 2'D'         11/1/96          3.78%           n/a         n/a           3.34%
 Class O            10/2/90          3.78%          3.33%       3.33%           n/a

 The fund's 7-day yield as of December 31, 2000 was 4.41%.
                                                                                            COMPARATIVE PERFORMANCE
                                                                                            The table indicates the
                                                                                            average annual total
                                                                                            return of each class
                                                                                            for the periods shown.

                                                                                            'D'formerly Class C

-------------------------------------------------------------------------------------------------------------------


 FEE TABLE


--------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O
 Maximum sales charge on purchases                   None      None      None        None
 Maximum deferred sales charge on redemptions        None      None      None        None

--------------------------------------------------------------------------------------------
 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
         Management fees                            0.20%     0.20%     0.20%       0.20%

--------------------------------------------------------------------------------------------
         Distribution and service (12b-1) fee        None      None      None        None
         Other expenses                             0.18%     0.18%     0.19%       0.18%

--------------------------------------------------------------------------------------------
         Total annual fund operating expenses       0.38%     0.38%     0.39%       0.38%

                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund.

--------------------------------------------------------------------------------------------------------------------


 EXAMPLE


-------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be

 Class A                                              $39      $122      $213        $480

-------------------------------------------------------------------------------------------
 Class B                                               39       122       213         480
 Class 2                                               40       125       219         493

-------------------------------------------------------------------------------------------
 Class O                                               39       122       213         480
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period
                                                                                               This example helps you
                                                                                               compare the cost of
                                                                                               investing in the fund
                                                                                               with other mutual
                                                                                               funds. Your actual cost
                                                                                               may be higher or lower.


                    Salomon Brothers Investment Series - 22

--------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND


 INVESTMENT              The fund seeks long-term growth of capital.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in equity securities of companies
 INVESTMENT              with market capitalizations at the time of purchase similar
 STRATEGY                to that of the companies included in the Russell 2000 Growth
                         Index. The Russell 2000 Growth Index includes companies with market capitalizations below the top 1000 stocks of the
                         equity market. The Index is reconstituted annually, each
                         June 30. As of June 30, 2000, the date of the most recent
                         reconstitution, the market capitalization of companies
                         included in the Russell 2000 Index ranged from $75 million to $3.85 billion.
-------------------------------------------------------------------------------------
 HOW THE
 MANAGER
 SELECTS THE
 FUND'S
 INVESTMENTS
                         The manager emphasizes companies which it believes have
                         favorable growth prospects and potential for significant
                         capital appreciation. In selecting individual companies for investment, the manager looks for:

                         Companies that either occupy a dominant position in an
                         emerging industry or a growing market share in larger,
                          fragmented industries.
                         Favorable sales and/or earnings growth trends.
                         High or improving return on capital.
                         Strong financial condition.
                         Experienced and effective management.
-------------------------------------------------------------------------------------
 PRINCIPAL               While investing in equity securities historically has
 RISKS OF                produced greater average returns than investments in fixed
 INVESTING IN            income securities, small cap securities may involve added
 THE FUND                risks. Investors can lose money on their investment in the fund, or the fund may not perform as well as other
                         investments, if any of the following occurs:
                         Small capitalization stocks fall out of favor with
 Investing in            investors.
 small                   Recession or adverse economic trends adversely affects the
 capitalization          earnings or financial condition of small companies.
 companies               The manager's judgment about the attractiveness, growth
 involves a              prospects or potential appreciation of the fund's
 substantial risk         investments proves to be incorrect.
 of loss.                Greater volatility of share price because of the fund's
                         focus on small cap companies. Compared to large cap
                          companies, small cap companies and the market for their
                          equity securities are more likely to:
                         Be more sensitive to changes in earnings results and
                         investor expectations.
                         Have more limited product lines, capital resources and
                         management depth.
                         Experience sharper swings in market values.
                         Be harder to sell at the times and prices the manager
                         believes appropriate.
                         Offer greater potential for gain and loss.

                         Growth securities typically are sensitive to market
                         movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth securities typically fall.


                    Salomon Brothers Investment Series - 23

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 33.45% in 4th quarter 1999;
 Lowest:  - 8.42% in 4th quarter
 2000.

        [PERFORMANCE CHART]
          % Total Return
          57.52     14.08
            99        00

                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.




---------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

---------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEAR ENDED DECEMBER 31, 2000)
         Class            Inception Date      1 Year            Since Inception

---------------------------------------------------------------------------------
 Class A                      7/1/98          7.53%                  30.95%
 Class B                      7/1/98          9.16%                  32.25%

---------------------------------------------------------------------------------
 Class 2'D'                   7/1/98          11.27%                 32.58%
 Class O                      7/1/98          14.36%                 34.49%

---------------------------------------------------------------------------------
 Russell 2000 Growth          7/1/98         - 22.43%                2.43%
 Index
 Russell 2000 Index           7/1/98         - 3.02%                 3.36%
                                                                                        COMPARATIVE
                                                                                        PERFORMANCE
                                                                                        The table indicates the
                                                                                        risk of investing in
                                                                                        the fund by comparing
                                                                                        the average annual
                                                                                        total return of each
                                                                                        class for the periods
                                                                                        shown to that of the
                                                                                        Russell 2000 Growth
                                                                                        Index, an index which
                                                                                        measures the
                                                                                        performance of those
                                                                                        Russell 2000 Index
                                                                                        companies with higher
                                                                                        price-to-book ratios
                                                                                        and higher forecasted
                                                                                        growth values and the
                                                                                        Russell 2000 Index, an
                                                                                        index which includes
                                                                                        companies with market
                                                                                        capitalizations below
                                                                                        the top 1,000 of stocks
                                                                                        of the equity market.
                                                                                        'D'formerly Class C

---------------------------------------------------------------------------------------------------------------



 FEE TABLE

 --------------------------------------------------------------------------------------------------
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT)                                      CLASS A   CLASS B   CLASS 2   CLASS O   CLASS Y
 Maximum sales charge on purchases                 5.75%*     None     1.00%      None      None
 Maximum deferred sales charge on redemptions      None*     5.00%     1.00%      None      None

---------------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
        Management fees                            0.80%     0.80%     0.80%     0.80%     0.80%

---------------------------------------------------------------------------------------------------
        Distribution and service (12b-1) fee       0.25%     1.00%     1.00%      None      None
        Other expenses                             0.34%     0.34%     0.34%     0.37%     0.37%**

---------------------------------------------------------------------------------------------------
        Total Annual fund operating expenses       1.39%     2.14%     2.14%     1.17%     1.17%**
 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy
 Class A Shares in amounts $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.

**Based on estimated amounts for the fiscal year ending December 31, 2001.
                                                                                                     FEES AND EXPENSES
                                                                                                     This table sets forth
                                                                                                     the fees and expenses
                                                                                                     you will pay if you
                                                                                                     invest in shares of the
                                                                                                     fund.

----------------------------------------------------------------------------------------------------------------------------


                    Salomon Brothers Investment Series - 24

 EXAMPLE

-------------------------------------------------------------------------------------------
NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS     10 YEARS
 Your costs would be
 Class A                                           $708      $990      $1,292      $2,148

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)              717       970       1,349       2,197
 Class B (no redemption)                            217       670       1,149       2,197

-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)              415       763       1,236       2,548
 Class 2 (no redemption)                            315       763       1,238       2,548

-------------------------------------------------------------------------------------------
 Class O (redemption at end of period)              119       372         644       1,420
 Class Y                                            119       372         644       1,420
 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period

                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                    Salomon Brothers Investment Series - 25

--------------------------------------------------------------------------------
 STRATEGIC BOND FUND

 INVESTMENT              The fund seeks a high level of current income. As a
 OBJECTIVE               secondary objective, the fund seeks capital appreciation.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests primarily in a globally diverse portfolio
 INVESTMENT              of fixed income securities. The manager has broad discretion
 STRATEGY                to allocate the fund's assets among the following segments of the global market for fixed income securities:

                         U.S. government obligations           Mortgage and asset-backed securities
                         Investment and non-investment grade   Investment and non-investment grade
                          U.S. and foreign corporate debt       sovereign debt, including issuers
                                                                in emerging markets

                         CREDIT QUALITY: The fund invests in fixed income securities across a range of credit qualities and may invest a
                         substantial portion of the fund's assets in obligations
                         rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the manager. Below investment grade securities are commonly
                         referred to as 'junk bonds'.

                         MATURITY: The fund has no specific average portfolio
                         maturity requirement, but generally anticipates maintaining a range of 4.5 to 10 years. The fund may hold individual
                         securities of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 The manager uses a combination of quantitative models which
 MANAGER                 seek to measure the relative risks and opportunities of each
 SELECTS THE             market segment based upon economic, market, political,
 FUND'S                  currency and technical data and its own assessment of
 INVESTMENTS             economic and market conditions to create an optimal
                         risk/return allocation of the fund's assets among various
                         segments of the fixed income market. After the manager makes its sector allocations, the manager uses traditional credit analysis to identify individual securities for the fund's
                         portfolio.

                         In selecting corporate debt for investment, the manager considers the issuer's:
                         Financial condition.
                         Sensitivity to economic conditions and trends.
                         Operating history.
                         Experience and track record of management.

                         In selecting foreign government debt for investment, the manager considers the issuer's:
                         Economic and political conditions within the issuer's country.
                         Overall and external debt levels and debt service ratios.
                         Access to capital markets.
                         Debt service payment history.

                         In selecting U.S. government and agency for investment
                         obligations and mortgage-backed securities for investment, the manager considers the following factors:
                         Yield curve shifts.
                         Credit quality.
                         Changing prepayment patterns.
-------------------------------------------------------------------------------------

                    Salomon Brothers Investment Series - 26

 PRINCIPAL RISKS         Investors could lose money on their investment in the fund,
 OF INVESTING IN         or the fund may not perform as well as other investments, if
 THE FUND                any of the following occurs:
                         Interest rates go up, causing the prices of fixed-income
                         securities to decline and reducing the value of the fund's investments.
                         The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its
                          credit rating downgraded.
                         During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower
                          yielding securities. This is known as call or prepayment
                          risk.
                         During periods of rising interest rates, the average life of certain types of securities may be extended because of
                          slower than expected principal payments. This may lock in a below market interest rate, increase the security's
                          duration and reduce the value of the security. This is
                          known as extension risk.
                         The manager's judgment about the attractiveness, relative
                         value or potential appreciation of a particular sector or
                          security proves to be incorrect.

                         To the extent the fund invests significantly in asset-backed and mortgage-related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the
                         fund may have especially volatile prices and may have a
                         disproportionate effect on the fund's share price.

 Investments in          High yield securities are considered speculative with
 high yield              respect to the issuer's ability to pay interest and
 securities              principal and are susceptible to default or decline in
 involve a               market value due to adverse economic and business
 substantial risk        developments. The market values for high yield securities
 of loss.                tend to be very volatile, and these securities are less
                         liquid than investment grade debt securities. For these
                         reasons, your investment in the fund is subject to increased price sensitivity to changing interest rates and a greater risk of loss due to default or declining credit quality.
                         Also, negative market sentiment towards high yield
                         securities depresses the price and liquidity of high yield securities. This negative perception could last for a
                         significant period of time.

                         Investing in foreign issuers, including emerging market
                         issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are
                         more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests
                         significantly in one country. These risks may include:

                         Less information about non-U.S. issuers or markets may be
                         available due to less rigorous disclosure and accounting
                          standards or regulatory practices.
                         Many non-U.S. markets are smaller, less liquid and more
                         volatile than U.S. markets. In a changing market, the
                          manager may not be able to sell the fund's portfolio
                          securities in amounts and at prices the manager considers
                          reasonable.
                         Economic, political and social developments significantly
                         disrupt the financial markets or interfere with the Fund's ability to enforce its rights against foreign government
                          issuers.


                    Salomon Brothers Investment Series - 27

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 5.65% in 4th quarter 1999;
 Lowest:  - 3.47% in 3rd quarter
 1998.

        [PERFORMANCE CHART]
          % Total Return
 14.05  11.23  1.05   4.96   1.77
   96     97    98     99     00


                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.




-------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

-----------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
        Class           Inception Date        1 Year            5 Year       Since Inception

----------------------------------------------------------------------------------------------
 Class A                   2/22/95           - 3.07%            5.45%             7.45%
 Class B                   2/22/95           - 3.66%            5.36%             7.40%

----------------------------------------------------------------------------------------------
 Class 2'D'                2/22/95           - 0.73%            5.55%             7.43%
 Class O                   2/22/95            2.05%             6.74%             8.61%

----------------------------------------------------------------------------------------------
 SSB Big Index             2/22/95            11.59%            6.45%             7.91%


                                                                                               COMPARATIVE
                                                                                               PERFORMANCE
                                                                                               The table indicates the
                                                                                               risk of investing in
                                                                                               the fund by comparing
                                                                                               the average annual
                                                                                               total return of each
                                                                                               class for the periods
                                                                                               shown to that of the
                                                                                               Salomon Smith Barney
                                                                                               Broad Investment Grade
                                                                                               Bond Index ('SSB Big
                                                                                               Index'), a broad-based
                                                                                               unmanaged index of
                                                                                               corporate bonds.
                                                                                               'D'formerly Class C
-------------------------------------------------------------------------







-------------------------------------------------------------------------------------------
FEE TABLE
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O
 *Maximum sales charge on purchases                 4.75%*     None     1.00%        None
  Maximum deferred sales charge on redemptions       None     5.00%     1.00%        None

-------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
  A % OF NET ASSETS)
         Management fees                            0.75%     0.75%     0.75%       0.75%

-------------------------------------------------------------------------------------------
         Distribution and service (12b-1) fee       0.25%     1.00%     0.75%        None
         Other expenses                             0.39%     0.38%     0.39%       0.39%

-------------------------------------------------------------------------------------------
         Total annual fund operating expenses       1.39%     2.13%     1.89%       1.14%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                             FEES AND EXPENSES
                                                                                             This table sets forth
                                                                                             the fees and expenses
                                                                                             you will pay if you
                                                                                             invest in shares of the
                                                                                             fund. Because the
                                                                                             manager voluntarily
                                                                                             agreed to waive a
                                                                                             portion of its
                                                                                             management fee for the
                                                                                             fiscal year ended
                                                                                             December 31, 2000, the
                                                                                             actual total operating
                                                                                             expenses for each class
                                                                                             were:
                                                                                             Class A: 1.24%
                                                                                             Class B: 1.99%
                                                                                             Class 2: 1.74%
                                                                                             Class O: 0.99%
                                                                                             The manager may
                                                                                             discontinue this waiver
                                                                                             at any time.

--------------------------------------------------------------------------------------------------------------------
 EXAMPLE

---------------------------------------------------------------------------------------------
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                             $610      $894    $1,199      $2,064

---------------------------------------------------------------------------------------------
 Class B (redemption at end of period)                716       967     1,344       2,185
 Class B (no redemption)                              216       667     1,144       2,185

---------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)                390       688     1,111       2,289
 Class 2 (no redemption)                              290       688     1,111       2,289

---------------------------------------------------------------------------------------------
 Class O                                              116       362       628       1,386

 The example assumes: You invest $10,000 for the period shown
                   You reinvest all distributions and dividends without a sales charge
                   The fund's operating expenses remain the same
                   Your investment has a 5% return each year
                   Redemption of your shares at the end of the period.
                                                                                             This example helps you
                                                                                             compare the cost of
                                                                                             investing in the fund
                                                                                             with other mutual
                                                                                             funds. Your actual cost
                                                                                             may be higher or lower.


                    Salomon Brothers Investment Series - 28

--------------------------------------------------------------------------------
 BALANCED FUND

 INVESTMENT              The fund seeks to obtain above average income (compared to a
 OBJECTIVE               portfolio invested in equity securities). The fund's
                         secondary objective is to take advantage of opportunities
                         for growth of capital and income.
-------------------------------------------------------------------------------------
 PRINCIPAL               The fund invests in a broad range of equity and fixed income
 INVESTMENT              securities of both U.S. and foreign issuers. The fund varies
 STRATEGY                its allocations between equity and fixed income securities depending on the manager's view of economic and market
                         conditions, fiscal and monetary policy and security values.
                         However, under normal market conditions at least 40% of the fund's assets are allocated to equity securities.

                         CREDIT QUALITY: The fund's investments in fixed-income
                         securities are primarily investment grade but the fund may invest up to 20% of its assets in nonconvertible fixed
                         income securities rated below investment grade by a
                         recognized rating agency or in unrated securities of
                         equivalent quality. Securities rated below investment grade are commonly referred to as 'junk bonds.'

                         MATURITY: The fund's investments in fixed-income securities may be of any maturity.
-------------------------------------------------------------------------------------
 HOW THE                 In selecting stocks for investment, the manager applies a
 MANAGER                 bottom-up analysis, focusing on companies with:
 SELECTS THE             Large market capitalizations.
 FUND'S                  Favorable dividend yields and price to earnings ratios.
 INVESTMENTS             Stocks that are less volatile than the market as a whole
                         Strong balance sheets.
                         A catalyst for appreciation and restructuring potential,
                         product innovation or new development.

                         The manager considers both macroeconomic and issuer specific factors in selecting debt securities for its portfolio. In assessing the appropriate maturity, rating and sector
                         weighting of the fund's portfolio, the manager considers a variety of macroeconomic factors that are expected to
                         influence economic activity and interest rates. These
                         factors include fundamental economic indicators, Federal
                         Reserve monetary policy and the relative value of the U.S.
                         dollar compared to other currencies. Once the manager
                         determines the preferable portfolio characteristic, the
                         manager selects individual securities based upon the terms of the securities (such as yields compared to U.S.
                         Treasuries or comparable issuers), liquidity and rating,
                         sector and issuer diversification. The manager also employs fundamental research and due diligence to assess an
                         issuer's:

                         Credit quality taking into account financial condition and profitability.
                         Future capital needs.
                         Potential for change in rating and industry outlook.
                         The competitive environment and management ability.

                    Salomon Brothers Investment Series - 29

 PRINCIPAL               While investing in a mix of equity and debt securities can
 RISKS OF                bring added benefits, it may also involve additional risks.
 INVESTING IN            Investors could lose money in the fund or the fund's
 THE FUND                performance could fall below other possible investments if any of the following occurs:

                         U.S. stock markets decline.
                         An adverse event, such as an unfavorable earnings report,
                         negatively affects the stock price of a company in which the fund invests.
                         Large capitalization stocks fall out of favor with
                         investors.
                         The manager's judgment about the attractiveness, growth
                         prospects or potential appreciation of a particular sector or stock proves to be incorrect.

                         The fund also has risks associated with investing in bonds.
                         The fund could underperform other investments if:

                         Interest rates go up, causing the prices of fixed-income
                         securities to decline and reducing the value of the fund's investments.
                         The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its
                          credit rating downgraded.
                         During periods of declining interest rates, the issuer of a security may exercise its option to prepay earlier than
                          scheduled, forcing the fund to reinvest in lower yielding
                          securities. This is known as call or prepayment risk.
                         During periods of rising interest rates, the average life of certain types of securities may be extended because of
                          slower than expected principal payments. This may lock in a below market interest rate, increase the security's
                          duration and reduce the value of the security. This is
                          known as extension risk.

                    Salomon Brothers Investment Series - 30

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year.
 Past performance does not
 necessarily indicate how the fund
 will perform in the future.
 QUARTERLY RETURNS: Highest:
 7.98% in 2nd quarter 1999;
 Lowest:  - 7.23% in 3rd quarter
 1999.


              [PERFORMANCE CHART]
                % Total Return
       18.33  19.05  6.36   3.21   7.93
         96     97    98     99     00


                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.



-------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE

 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS,
 REDEMPTION OF SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS
 AND DIVIDENDS.

-----------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
     Class          Inception Date      1 Year       5 Years      Since Inception

-----------------------------------------------------------------------------------
 Class A               9/11/95            1.72%       9.49%            10.25%
 Class B               9/11/95            2.10%       9.65%            10.51%

-----------------------------------------------------------------------------------
 Class 2'D'            9/11/95            5.09%       9.71%            10.45%
 Class O               9/11/95            8.11%       11.10%           11.83%

-----------------------------------------------------------------------------------
 S&P 500 Index         9/11/95          - 9.11%       18.33%           19.25%
 SSB Big Index         9/11/95           11.59%       6.45%            7.03%
                                                                                      COMPARATIVE
                                                                                      PERFORMANCE
                                                                                      The table indicates the
                                                                                      risk of investing in
                                                                                      the fund by comparing
                                                                                      the average annual
                                                                                      total return of each
                                                                                      class for the periods
                                                                                      shown to that of the
                                                                                      Standard & Poor's 500
                                                                                      Stock Index ('S&P 500
                                                                                      Index'), a broad-based
                                                                                      unmanaged index of
                                                                                      widely held common
                                                                                      stocks and the Salomon
                                                                                      Smith Barney Broad
                                                                                      Investment Grade Bond
                                                                                      Index ('SSB Big
                                                                                      Index'), a broad-based
                                                                                      unmanaged index of
                                                                                      corporate bonds.
                                                                                      'D'formerly Class C

-------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------
 FEE TABLE
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR
 INVESTMENT                                        CLASS A   CLASS B   CLASS 2   CLASS O
 *Maximum sales charge on purchases                 5.75%*     None     1.00%       None
  Maximum deferred sales charge on redemptions       None     5.00%     1.00%       None

------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
         Management fees                            0.55%     0.55%     0.55%      0.55%

------------------------------------------------------------------------------------------
         Distribution and service (12b-1) fee       0.25%     1.00%     1.00%       None
         Other expenses                             0.38%     0.38%     0.39%      0.38%

------------------------------------------------------------------------------------------
         Total annual fund operating expenses       1.18%     1.93%     1.94%      0.93%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                              FEES AND EXPENSES
                                                                                              This table sets forth
                                                                                              the fees and expenses
                                                                                              you will pay if you
                                                                                              invest in shares of the
                                                                                              fund. Because the
                                                                                              manager voluntarily
                                                                                              agreed to waive a
                                                                                              portion of its
                                                                                              management fee for the
                                                                                              fiscal year ended
                                                                                              December 31, 2000, the
                                                                                              actual total operating
                                                                                              expenses for each class
                                                                                              were:
                                                                                              Class  A: 0.95%
                                                                                              Class  B: 1.70%
                                                                                              Class  2: 1.70%
                                                                                              Class O: 0.70%
                                                                                              The manager may
                                                                                              discontinue this waiver
                                                                                              at any time.

---------------------------------------------------------------------------------------------------------------------


                    Salomon Brothers Investment Series - 31

-------------------------------------------------------------------------------------------
 EXAMPLE
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be                                $688      $928     $1,187      $1,924
 Class A

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               696       906      1,242       1,972
 Class B (no redemption)                             196       606      1,042       1,972

-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               395       703      1,137       2,342
 Class 2 (no redemption)                             295       703      1,137       2,342

-------------------------------------------------------------------------------------------
 Class O                                              95       296        515       1,143

 The example assumes: You invest $10,000 for the period shown
                      You reinvest all distributions and dividends without a sales charge
                      The fund's operating expenses remain the same
                      Your investment has a 5% return each year
                      Redemption of your shares at the end of the period
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                    Salomon Brothers Investment Series - 32

--------------------------------------------------------------------------------
 U.S. GOVERNMENT INCOME FUND

 INVESTMENT              The fund seeks to obtain a high level of current income.
 OBJECTIVE
-------------------------------------------------------------------------------------
 PRINCIPAL INVESTMENT    Under normal circumstances, the fund invests in debt
 STRATEGY                securities and mortgage-backed securities issued or
                         guaranteed by the U.S. government, its agencies or
                         instrumentalities. The fund may also invest in private pools of mortgages the payment of principal and interest of which is guaranteed by the U.S. government, its agencies or
                         instrumentalities. Agency and instrumentality securities may be backed by the full faith and credit of the U.S. Treasury, by the right of the issuer to borrow from the U.S.
                         government or only by the credit of the issuer itself.
                         DURATION: The fund normally maintains an average portfolio effective duration of two to four years. Duration is an
                         approximate measure of the sensitivity of the market value of the fund's portfolio to changes in interest rates.
-------------------------------------------------------------------------------------
 HOW THE                 The manager focuses on identifying undervalued sectors and
 MANAGER                 securities. Specifically, the manager:
 SELECTS THE             Monitors the spread between U.S. Treasury and Government
 FUND'S                  agency or instrumentality issuers and purchases agency and
 INVESTMENTS             instrumentality issues which it believes will provide a
                          total return advantage.
                         Determines sector or maturity weightings based on
                         intermediate and long-term assessments of the economic
                          environment and relative value factors based on interest
                          rate outlook.
                         Uses research to uncover inefficient sectors of the
                         government and mortgage markets and adjusts portfolio
                          positions to take advantage of new information.
                         Measures the potential impact of supply/demand imbalances, yield curve shifts and changing prepayment patterns to
                          identify individual securities that balance potential
                          return and risk.
-------------------------------------------------------------------------------------
 PRINCIPAL               Investors could lose money on their investment in the fund
 RISKS OF                or the fund's performance could fall below other possible
 INVESTING IN            investments if any of the following occurs:
 THE FUND                Interest rates increase, causing the prices of fixed-income securities to decline and reducing the value of the fund's investments.
                         As interest rates decline, the issuers of mortgage-related securities held by the fund may pay principal earlier than scheduled, forcing the fund to reinvest in lower yielding
                          securities. This is called prepayment or call risk.
                         As interest rates increase, slower than expected principal payments may extend the average life of fixed income
                          securities, locking in below-market interest rates and
                          reducing the value of these securities. This is called
                          extension risk.
                         Increased volatility in share price to the extent the fund holds mortgage derivative securities because of their
                          imbedded leverage or unusual interest rate reset terms.
                         The manager's judgment about interest rates or the
                         attractiveness, value or income potential of a particular
                          security proves incorrect.
                         Payments of principal and interest on mortgage pools issued by government related organizations are not guaranteed by
                         the U.S. government. Although mortgage pools issued by U.S.
                         agencies are guaranteed with respect to payments of
                         principal and interest, such guarantee does not apply to
                         losses resulting from declines in the market value of such securities.

                    Salomon Brothers Investment Series - 33

 PERFORMANCE
 The bar chart indicates the risks of
 investing in the fund by showing
 changes in the fund's performance
 from year to year. Past performance
 does not necessarily indicate how
 the fund will perform in the future.
 QUARTERLY RETURNS: Highest:
 4.30% in 3rd quarter 1998;
 Lowest:  - 1.20% in 1st quarter
 1996.

              [PERFORMANCE CHART]
                % Total Return
      3.59   7.86   7.63   1.52   7.91
       96     97     98     99     00


                                                                                   TOTAL RETURN
                                                                                   The bar chart shows the
                                                                                   performance of the
                                                                                   fund's Class A shares
                                                                                   for each of the
                                                                                   calendar years
                                                                                   indicated. Class B, 2
                                                                                   and O shares would have
                                                                                   different performance
                                                                                   because of their
                                                                                   different expenses. The
                                                                                   performance information
                                                                                   in the chart does not
                                                                                   reflect sales charges,
                                                                                   which would reduce your
                                                                                   return.




----------------------------------------------------------------------------------------------------------------------
 PERFORMANCE TABLE
 THIS TABLE ASSUMES IMPOSITION OF MAXIMUM SALES CHARGE APPLICABLE TO THE CLASS, REDEMPTION OF
 SHARES AT THE END OF THE PERIOD AND THE REINVESTMENT OF DISTRIBUTIONS AND DIVIDENDS.

----------------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (CALENDAR YEARS ENDED DECEMBER 31, 2000)
        Class           Inception Date        1 Year           5 Years       Since Inception

----------------------------------------------------------------------------------------------
 Class A                   2/22/95            2.78%             4.65%             5.57%
 Class B                   2/22/95            2.18%             4.58%             5.55%

----------------------------------------------------------------------------------------------
 Class 2'D'                2/22/95            5.37%             4.77%             5.56%
 Class O                   2/22/95            8.45%             6.00%             6.78%

----------------------------------------------------------------------------------------------
 SSB Index                 2/22/95            8.91%             6.04%             6.78%


                                                                                               COMPARATIVE
                                                                                               PERFORMANCE
                                                                                               The table indicates the
                                                                                               risk of investing in
                                                                                               the fund by comparing
                                                                                               the average annual
                                                                                               total return of the
                                                                                               fund for the periods
                                                                                               shown to that of the
                                                                                               Salomon Smith Barney
                                                                                               1-5 Year Treasury Bond
                                                                                               Index ('SSB Index'), a
                                                                                               broad-based unmanaged
                                                                                               index of U.S. Treasury
                                                                                               securities.
                                                                                               'D'formerly Class C



-----------------------------------------------------------------------------------------------
 FEE TABLE
 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)  CLASS A   CLASS B   CLASS 2   CLASS O
 *Maximum sales charge on purchases                      4.75%*     None      None      None
 Maximum deferred sales charge on redemptions             None     5.00%     1.00%      None

-----------------------------------------------------------------------------------------------

 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
         Management fees                                 0.60%     0.60%     0.60%     0.60%

-----------------------------------------------------------------------------------------------
         Distribution and service (12b-1) fee            0.25%     1.00%     0.75%      None
         Other expenses                                  0.75%     0.77%     0.77%     0.76%

-----------------------------------------------------------------------------------------------
         Total annual fund operating expenses            1.60%     2.37%     2.12%     1.36%

 *If you buy Class A Shares in amounts of $50,000 or more the sales charge is lower. You may buy Class A Shares in amounts of $1,000,000 or more at net asset value (without an initial charge) but if you redeem those shares within 12 months of their purchase, you will pay a deferred sales charge of 1.00%.
                                                                                                 FEES AND EXPENSES
                                                                                                 This table sets forth
                                                                                                 the fees and expenses
                                                                                                 you will pay if you
                                                                                                 invest in shares of the
                                                                                                 fund. Because the
                                                                                                 manager voluntarily
                                                                                                 agreed to waive a
                                                                                                 portion of its
                                                                                                 management fee and reimbursed
                                                                                                 certain expenses for the
                                                                                                 fiscal year ended
                                                                                                 December 31, 2000, the
                                                                                                 actual total operating
                                                                                                 expenses for each class
                                                                                                 were:
                                                                                                 Class A: 0.84%
                                                                                                 Class B: 1.60%
                                                                                                 Class 2: 1.35%
                                                                                                 Class O: 0.60%
                                                                                                 The manager may
                                                                                                 discontinue this waiver
                                                                                                 at any time.

------------------------------------------------------------------------------------------------------------------------




-------------------------------------------------------------------------------------------
 EXAMPLE
 NUMBER OF YEARS YOU OWN YOUR SHARES               1 YEAR    3 YEARS   5 YEARS   10 YEARS
 Your costs would be
 Class A                                            $630     $  956    $1,304      $2,285

-------------------------------------------------------------------------------------------
 Class B (redemption at end of period)               740      1,039     1,465       2,425
 Class B (no redemption)                             240        739     1,265       2,425

-------------------------------------------------------------------------------------------
 Class 2 (redemption at end of period)               413        757     1,228       2,527
 Class 2 (no redemption)                             313        757     1,228       2,527

-------------------------------------------------------------------------------------------
 Class O                                             138        431       745       1,635

 The example assumes: You invest $10,000 for the period shown
                   You reinvest all distributions and dividends without a sales charge
                   The fund's operating expenses remain the same
                   Your investment has a 5% return each year
                   Redemption of your shares at the end of the period
                                                                                              This example helps you
                                                                                              compare the cost of
                                                                                              investing in the fund
                                                                                              with other mutual
                                                                                              funds. Your actual cost
                                                                                              may be higher or lower.


                    Salomon Brothers Investment Series - 34

--------------------------------------------------------------------------------
 MORE ON THE FUNDS' INVESTMENTS

 ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 Each fund's investment objective and its principal investment strategies and risks are described under 'Fund Goals and Strategies.'
                           ASIA GROWTH FUND
                           Although the fund intends to be fully invested in equity securities of Asian companies, the fund may also invest up to 35% of its assets in fixed income securities issued by U.S. and foreign governments, their agencies or instrumentalities and supranational entities. The fund may invest up to 10% of its assets in non-convertible debt securities rated below investment grade, or, if unrated, of equivalent quality as determined by the subadvisor.

 This section provides additional information about the funds' investments and certain portfolio management techniques the funds may use. More information about the funds' investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information (SAI).
                           BALANCED FUND
                           The fund may invest up to 20% of its assets in securities of foreign issuers.

                           CAPITAL FUND
                           The fund may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may also invest up to 20% of its assets in securities of foreign issuers.


 Any policy or limitation for a fund that is expressed as a percentage of assets is considered only at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the fund's assets or for any other reason.

                           HIGH YIELD BOND FUND

                           Although the fund invests primarily in high yield securities, the fund may also invest up to 20% of its assets in equity and equity related securities.

                           INTERNATIONAL EQUITY FUND

                           Although the fund invests primarily in securities of issuers organized in at least 3 countries other than the U.S., the fund may invest up to 15% of its assets in the securities of issuers located in the U.S. Although the fund emphasizes its investments in developed markets, it may also invest up to 15% of its net assets in companies located in developing countries. The fund may also invest in other securities of non-U.S. issuers which the subadviser believes provide an opportunity for appreciation, such as convertible bonds, preferred stocks and warrants. The fund's long-term convertible investments will carry at least a Baa rating from Moody's Investors Service, Inc. or a BBB rating from Standard & Poor's Ratings Group at the time of purchase or are determined by the subadviser to be of equal quality.

                           INVESTORS VALUE FUND

                           The fund may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities. The fund may also invest up to 20% of its assets in securities of foreign issuers.

                    Salomon Brothers Investment Series - 35

                           LARGE CAP GROWTH FUND

                           The fund may invest up to 35% of its assets in equity securities of companies with market capitalization not within the top 1,000 stocks of the equity market. The fund may invest up to 15% of its assets in foreign equity securities.

                           NATIONAL INTERMEDIATE MUNICIPAL FUND

                           The fund may invest up to 20% of its assets in securities that pay interest which is not exempt from regular federal income tax.

                           NEW YORK MUNICIPAL MONEY MARKET FUND

                           The fund may invest up to 35% of its assets in securities that pay interest which is not exempt from New York State or city personal income tax and up to 20% of its assets in securities that pay interest which is not exempt from federal income tax.

                           SMALL CAP GROWTH FUND

                           The fund may invest up to 35% of its assets in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Index. The fund may also invest up to 25% of its assets in non-convertible bonds, notes and debt securities when the manager believes that their total return potential equals or exceeds the potential return of equity securities. The fund may invest up to 20% of its total assets in equity securities of foreign issuers.

                           STRATEGIC BOND FUND

                           Although the fund invests primarily in fixed-income securities, the fund may also invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.
--------------------------------------------------------------------------------

 EQUITY INVESTMENTS


 Asia Growth Fund, Capital Fund, Investors Value Fund, International Equity Fund, Large Cap Growth Fund, Small Cap Growth Fund, Balanced Fund and Strategic Bond Fund


                           Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.
--------------------------------------------------------------------------------
 FIXED INCOME INVESTMENTS

 All funds, but the following funds only to a limited extent: Asia Growth Fund, Capital Fund, Investors Value Fund, Large Cap Growth Fund, International Equity Fund and Small Cap Growth Fund

                           Subject to its particular investment policies, each fund may invest in fixed income securities. Fixed income investments include bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, Eurodollar and Yankee dollar instruments, loan participation and assignments, preferred stocks and money market instruments. Fixed income securities may be issued by U.S. and foreign corporations or entities; U.S. and foreign banks; the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises; state and municipal governments; supranational organizations; and foreign governments and their political subdivisions. Only certain of the funds may invest in fixed income securities of foreign issuers. See 'Foreign and emerging markets investments' below.

                    Salomon Brothers Investment Series - 36

---------------------------------------------------------------
    Salomon Brothers Investment Series

ACCOUNT APPLICATION  Please Note: A separate application must be used to open an
                                                                    IRA account.
--------------------------------------------------------------------------------

 1. TYPE OF ACCOUNT (Please print)  (Account will not be opened without Taxpayer
                                                I.D. No. or Social Security No.)

[ ] INDIVIDUAL           [ ] JOINT     Social Security No. or Taxpayer I.D. No.

Name _________________________________       __________________________________
Joint Registrant (if any)(1),(2)       Social Security No. or Taxpayer I.D. No.

Name _________________________________       __________________________________

(1) Use only the Social Security Number or Taxpayer Indentification Number of the first listed joint tenant.

(2) For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.
--------------------------------------------------------------------------------

[ ] UNIFORM GIFT TO MINORS OR   [ ] UNIFORM TRANSFER TO MINORS (where allowed by
                                                                            law)
Name of Adult Custodian (only one permitted)
Name ______________________________________________
Minor's Date of Birth _____________________________
Name of Minor (only one permitted)                   Minor's Social Security No.
Name ___________________________________________     __________________________
                (Account will not be opened without minor's Social Security No.)

under the _______________________________ Uniform Gifts/Transfer to Minors Act.
            State of Residence of Minor
--------------------------------------------------------------------------------

[ ] CORPORATION                      [ ] PARTNERSHIP               [ ]   Social Security No. or Taxpayer I.D. No.

[ ] TRUST*                           [ ] OTHER                           ________________________________________

   (Account will not be opened without Taxpayer I.D. No. or Social Security No.)
                                  ______________________________________________
Name of Corporation, Partnership, or Other
_______________________________________________________________________________
Name(s) of Trustee(s) _________________________________________________________

*If a Trust, include date of trust instrument and list trustees if they are to be named in the registration.
                                        Date of the Trust Agreement ____________
--------------------------------------------------------------------------------

 2. MAILING ADDRESS

Street or P.O. Box _____________________________________________________________
                   _____________________________________________________________
City ______________________     State ____                 Zip __________
Business Telephone ___________________   Home Telephone ________________________
--------------------------------------------------------------------------------

 3. INVESTMENT INFORMATION

METHOD OF INVESTMENT

[ ] I have enclosed a check for the minimum of $250 per Fund.

[ ] I have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 10.

[ ] I purchased ___ shares of ____ through my broker on ___/___/___.
    Confirm #____

PLEASE MAKE MY INVESTMENT IN THE FUNDS DESIGNATED BELOW:

CLASS A  CLASS B  CLASS 2           SALOMON BROTHERS INVESTMENT SERIES                  INVESTMENT
---------------------------------------------------------------------------------------------------------
                                    Asia Growth Fund                              $
-------  -------  -------                                                          -----------------
                                    International Equity Fund                     $
-------  -------  -------                                                          -----------------
                                    Small Cap Growth Fund                         $
-------  -------  -------                                                          -----------------
                                    Capital Fund                                  $
-------  -------  -------                                                          -----------------
                                    Large Cap Growth Fund                         $
-------  -------  -------                                                          -----------------
                                    Investors Value Fund                          $
-------  -------  -------                                                          -----------------
                                    Balanced Fund                                 $
-------  -------  -------                                                          -----------------
                                    High Yield Bond Fund                          $
-------  -------  -------                                                          -----------------
                                    Strategic Bond Fund                           $
-------  -------  -------                                                          -----------------
                                    National Intermediate Municipal Fund          $
-------  -------  -------                                                          -----------------
                                    U.S. Government Income Fund                   $
-------  -------  -------                                                          -----------------
                                    New York Municipal Money Market Fund          $
-------  -------  -------                                                          -----------------
                                    Cash Management Fund                          $
-------  -------  -------                                                          -----------------
                                                         TOTAL INVESTMENT AMOUNT  $
                                                                                   -----------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 4. REDUCED SALES CHARGE (Available for CLASS A Shares Only)

METHOD OF INVESTMENT

Are you a shareholder in another Salomon Brothers Investment Series
Fund?   [ ] Yes   [ ] No

[ ] I apply for Right of Accumulation reduced sales charges based on the following Salomon Brothers Investment Series Fund accounts (excluding Class B and Class 2 Shares).

Fund                                       Account No. or Social Security No.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

LETTER OF INTENT

[ ] I agree to the Letter of Intent provisions contained in the Fund's current Prospectus. During a 13-month period, I plan to invest a dollar amount of at least:

[ ] $50,000     [ ] $100,000    [ ] $250,000    [ ] $500,000    [ ] $1,000,000
--------------------------------------------------------------------------------

 5. DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

DIVIDENDS                                                CAPITAL GAINS
[ ] I wish to reinvest dividends in the same Fund.       [ ] I wish to reinvest capital gains in the same
                                                             Fund.
[ ] I wish to have dividends paid in cash.               [ ] I wish to have capital gains paid in cash.

The AUTOMATIC DIVIDEND DIVERSIFICATION PROGRAM allows an investor to have dividends and any other distributions from a Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

[ ] Please reinvest dividends and capital gains from the ___ Fund to the
    ___ Fund.

OPTIONAL FEATURES
--------------------------------------------------------------------------------

 6. AUTOMATIC WITHDRAWAL PLAN

I would like to establish an Automatic Withdrawal in the amount of $_____ to be executed on the __ day of the month (or the next business day if the selected day falls on a weekend or holiday).

[ ] Monthly        [ ] Quarterly       [ ] Startup Month/Year:________________

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

For the Investors Value Fund and the Capital Fund, shareholders are required to have a minimum value of $7,500 in a single account. A shareholder can arrange for automatic distributions to be made monthly or quarterly for amounts not less than $50 from each Fund.

Please mail checks to:                                  Wire transfers to:
[ ] Address of Record (named in Section 2)              [ ] Bank of Record (named in Section 10)

Name __________________________________________________________________________
Address _______________________________________________________________________
City ___________________________________  State____   Zip__________

--------------------------------------------------------------------------------

 7. TELEPHONE REDEMPTION PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account (s) by telephone, in accordance with the procedures and conditions set forth in the Fund's current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

[ ] I DO NOT want the Telephone Redemption Privilege.
--------------------------------------------------------------------------------

 8. SYSTEMATIC INVESTMENT PLAN

I would like to exchange shares in my ______________ Fund account, for which no certificates have been issued, to:

$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum
$ ____________ into the _______________________________ Fund, Account # ________
  $25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of_______

--------------------------------------------------------------------------------

 9. TELEPHONE EXCHANGE PRIVILEGE

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Funds' current prospectus.

[ ] I DO NOT want the Telephone Exchange Privilege.

--------------------------------------------------------------------------------

 10. AUTOMATIC INVESTMENT PLAN

The Automatic Investment Plan, which is available to shareholders of the Salomon Brothers Investment Series Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Funds' transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Salomon Brothers Investment Series Fund.

Please withdraw $______________ from my checking account (named in Section 11) on the _______ day of the month for investment:

[ ] Monthly              [ ] Every alternate month         [ ] Other

[ ] Quarterly            [ ] Semianually

No more than one investment will be processed per month.

$ ____________ into the ________________________________________________ Fund
   $25 Minimum

$ ____________ into the ________________________________________________ Fund
   $25 Minimum

$ ____________ into the ________________________________________________ Fund
   $25 Minimum

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

    JOHN DOE                                                            000
    123 Main Street
    Anywhere, USA 12345                                   ______________

     __________________________________________________$

     _______________________________________________________________________

     _________________________________                 ________________________


--------------------------------------------------------------------------------

 11. BANK OF RECORD

Please attach a voided check in the space provided in Section 10.


Bank Name             _________________________________________________________
Address               _________________________________________________________
City                  ________________________________ State____ Zip __________
Bank ABA No.          _________________________________________________________
Bank Account No.      _________________________________________________________
Account Name          _________________________________________________________

SIGNATURE AND DEALER INFORMATION
--------------------------------------------------------------------------------

 12. SIGNATURE AND TAXPAYER CERTIFICATION

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Salomon Brothers Investment Series Fund (s) in which I (we) am (are) investing. THE UNDERSIGNED ACKNOWLEDGES THAT THE TELEPHONE EXCHANGE PRIVILEGE IS AUTOMATIC AND THAT I (WE) MAY BEAR THE RISK OF LOSS IN THE EVENT OF FRAUDULENT USE OF THE PRIVILEGE. If I
(we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

UNDER THE INTEREST AND DIVIDEND TAX COMPLIANCE ACT OF 1983, THE FUND IS REQUIRED TO HAVE THE FOLLOWING CERTIFICATION:

UNDER THE PENALTY OF PERJURY, I CERTIFY THAT:

(1) THE NUMBER SHOWN ON THIS FORM IS MY CORRECT TAXPAYER IDENTIFICATION NUMBER (OR I AM WAITING FOR A NUMBER TO BE ISSUED TO ME), AND

(2) I AM NOT SUBJECT TO BACKUP WITHHOLDING BECAUSE: (a) I AM EXEMPT FROM BACKUP WITHHOLDING; OR (b) I HAVE NOT BEEN NOTIFIED BY THE INTERNAL REVENUE SERVICE THAT I AM SUBJECT TO BACKUP WITHHOLDING AS A RESULT OF A FAILURE TO REPORT ALL INTEREST OR DIVIDENDS OR; (c) THE IRS HAS NOTIFIED ME THAT I AM NO LONGER SUBJECT TO BACKUP WITHHOLDING.

(3) I AM A U.S. PERSON (INCLUDING A U.S. RESIDENT ALIEN).
---------------------------------------------------------

CERTIFICATION INSTRUCTIONS -- YOU MUST CROSS OUT ITEM (2) ABOVE IF YOU HAVE BEEN NOTIFIED BY THE IRS THAT YOU ARE CURRENTLY SUBJECT TO BACKUP WITHHOLDING BECAUSE OF UNDERREPORTING OF INTEREST OR DIVIDENDS ON YOUR TAX RETURN. FOR REAL ESTATE TRANSACTIONS, ITEM (2) DOES NOT APPLY. FOR MORTGAGE INTEREST PAID, THE ACQUISITION OR ABANDONMENT OF SECURED PROPERTY, CONTRIBUTIONS TO AN INDIVIDUAL RETIREMENT ACCOUNT (IRA), AND GENERALLY PAYMENTS OTHER THAN INTEREST AND DIVIDENDS, YOU ARE NOT REQUIRED TO SIGN THE CERTIFICATION, BUT YOU MUST PROVIDE YOUR CORRECT TAXPAYER IDENTIFICATION NUMBER.

[ ] Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)

[ ] Nonresident alien [form W-8 attached]  Country of Citizenship _____________

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING.

Authorized signature _____________________ Title ________________ Date _________

Authorized signature _____________________ Title ________________ Date _________
--------------------------------------------------------------------------------

 13. FOR DEALER USE ONLY (Please print)

We hereby authorize CFBDS, Inc. to act as our agent in connection with transactions authorized by the Application and agree to notify CFBDS, Inc. of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer's Name _________________________________________________________________
Main Office Address ___________________________________________________________
Dealer Number ______________  Branch # _________    Rep # ___________________
Representative's Name _________________________________________________________
Branch Address ________________________________________________________________
Telephone No. _________________________________________________________________
Authorized Signature of Dealer ________________________  Title ________________

If desired, I elect to have third party statements sent to the following address:
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

--------------------------------------------------------------------------------
CUSTOMER SERVICE

For customer service, including account information, transfers and Fund prices, you may call
                                 1-800-446-1013
             between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.
--------------------------------------------------------------------------------
MAILING INSTRUCTIONS

Mail your completed account application and    OR     (for overnight and express mail delivery)
check made payable to Salomon Brothers
Funds to:
SALOMON BROTHERS INVESTMENT SERIES                    SALOMON BROTHERS INVESTMENT SERIES
C/O PFPC                                              C/O PFPC
P.O. BOX 9764                                         4400 COMPUTER DRIVE
PROVIDENCE, RI 02940 - 9764                           WESTBOROUGH MA 01581-5120

                                                                   SBPROAPP 5/00

                                           SIGNATURE CARD
                                        CASH MANAGEMENT FUND
                                NEW YORK MUNICIPAL MONEY MARKET FUND
                               Boston Safe Deposit and Trust Company

ACCOUNT NUMBER
-------------------------------------------------------------------------------
ACCOUNT NAME(S) AS REGISTERED
-------------------------------------------------------------------------------
AUTHORIZED SIGNATURE(S) -- Individuals must sign as their names appear in account registration
1 ______________________________________________________________________________
2 ______________________________________________________________________________
3 ______________________________________________________________________________
4 ______________________________________________________________________________
[ ] Check if all signatures are required
[ ] Check if only one signature is required            Date ___________________
[ ] Check if combination of signatures is required and specify number and/or individual(s)
                      SUBJECT TO CONDITION ON REVERSE SIDE

  THE PAYMENT OF FUNDS IS AUTHORIZED BY THE SIGNATURE(S) APPEARING ON REVERSE SIDE.

  By executing this signature card, I (we) hereby authorize Boston Safe Deposit and Trust Company ('Bank') to honor checks drawn by me (us) on my (our) Account in the Investment Company ('Fund') indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.

  If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side if the option of 'only one signature is required' has been selected.

  Checks may not be written for amounts less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until 15 days after such shares were credited to the shareholder's account. The Bank reserves the right to dishonor checks in amounts exceeding the value of the shareholder's account at the time the check is presented for payment.

  Neither the Bank nor the Fund shall incur any liability for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

  I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund's current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon written notification mailed to my (our) address of record.

                           Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

 Cash Management Fund, High Yield Bond Fund, Strategic Bond Fund, Balanced Fund and U.S. Government Income Fund
                           Each of these funds may invest in mortgage-backed and asset-backed securities. Mortgage-related securities may be issued by private companies or by agencies of the U.S. government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

                           Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Principal only mortgage backed securities are particularly subject to prepayment risk. The fund may obtain a below market yield or incur a loss on such instruments during periods of declining interest rates. Interest only instruments are particularly subject to extension risk. For mortgage derivatives and structured securities that have imbedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.



 Balanced Fund, Strategic Bond Fund and U.S. Government Income Fund

                           Each of these funds may also enter into mortgage dollar roll transactions to earn additional income. In these transactions, the fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager's ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

--------------------------------------------------------------------------------
 CREDIT QUALITY

                           If a security receives different ratings, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund's minimum acceptable credit rating. Each fund's credit standards also apply to counterparties to OTC derivatives contracts.

                    Salomon Brothers Investment Series - 37

                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.

                            They have received a comparable short-term or other rating.

                            They are unrated securities that the manager believes are of comparable quality to investment grade securities.


--------------------------------------------------------------------------------

 HIGH YIELD, LOWER QUALITY SECURITIES

 High Yield Bond Fund, Strategic Bond Fund and Balanced Fund. Each of the following funds only to a limited extent: Asia Growth Fund, Capital Fund and Investors Value Fund
                           Each of these funds may invest in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

--------------------------------------------------------------------------------
 MUNICIPAL OBLIGATIONS

 New York Municipal Money Market Fund and National Intermediate Municipal Fund

                           Each of these funds invests primarily in municipal obligations, which are debt obligations issued by or on behalf of states, cities, municipalities and other public authorities. The interest on these securities is exempt from regular federal income tax and, in some cases, state and local personal income tax. The two principal classifications of municipal obligations are 'general obligation' securities and 'revenue' securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Private activity bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the fund's ability to buy and sell these obligations at times and prices the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws could hinder the fund's ability to recover interest or principal in the event of a default by the issuer.

--------------------------------------------------------------------------------



 FOREIGN AND EMERGING MARKET INVESTMENTS

                           Each of these funds may invest in foreign securities, including emerging market issuers, although the foreign investments of Cash Management Fund are limited to U.S. dollar denominated investments issued by foreign branches of U.S. banks and by U.S. and foreign branches of foreign banks.

                    Salomon Brothers Investment Series - 38

All funds except National Intermediate Municipal Fund, New York Municipal Money Market Fund and U.S. Government Income Fund
                           Investing in foreign issuers, including emerging market issuers, may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

                            Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                            Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                            The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading.

                            The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                            Economic, political and social developments that adversely affect the securities markets.

                            Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.


--------------------------------------------------------------------------------
 SOVEREIGN GOVERNMENT AND SUPRANATIONAL DEBT

 All funds except Cash Management Fund, National Intermediate Municipal Fund, New York Municipal Money Market Fund, Large Cap Growth Fund, Small Cap Growth Fund and U.S. Government Income Fund

                           Each of these funds may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

                            Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries.

                            Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries.

                            Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

                            Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness.

                            Fixed income securities issued by corporate issuers, banks and finance companies located in emerging market countries.

                            Participations in loans between emerging market governments and financial institutions.

                            Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.


                    Salomon Brothers Investment Series - 39

 DERIVATIVES AND HEDGING TECHNIQUES


 All funds except Cash Management Fund, National Intermediate Municipal Fund, New York Municipal Money Market Fund

                           Each of these funds may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate or currency swaps. These funds do not use derivatives as a primary investment technique and generally limit their use to hedging against the economic impact of adverse changes in the market value of their portfolio securities, due to changes in stock market prices, currency exchange rates or interest rates. However, these funds may use derivatives for any of the following purposes:



                           o Against the economic impact of adverse changes in
                             the market value of their portfolio, its securities, due to changes in stock market rates, currency exchange rates or interest rates.



                            o As a substitute for buying or selling securities

                            o To enhance the fund's return as a non-hedging
                              strategy that may be considered speculative

                           A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund's stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets.


--------------------------------------------------------------------------------
 TEMPORARY DEFENSIVE
 INVESTING

                           Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If a fund takes a temporary defensive position, it may be unable to achieve its investment goal.


--------------------------------------------------------------------------------

 PORTFOLIO TURNOVER
                           Each fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from a fund's performance, and may result in increased net short-term capital gains, distributions of which are taxable to shareholders as ordinary income.



 MANAGEMENT


Salomon Brothers Asset Management Inc ('SBAM') is the investment manager for each fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 7 World Trade Center, New York, New York 10048. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer

                    Salomon Brothers Investment Series - 40
and corporate customers around the world. Salomon Brothers Asset Management Limited, an affiliate of the manager, provides advisory services to the manager in connection with Strategic Income Fund's transactions in currencies and non-dollar denominated debt securities. Its principal address is Victoria Plaza, 111 Buckingham Palace Row, London SW1W 0SB England. Salomon Brothers Asia Pacific Limited ('SBAM AP') is subadviser to the Asia Growth Fund and manages the Asia Growth Fund's assets under the supervision of the manager. Its principal address is Three Exchange Square, Hong Kong. Neither Salomon Brothers Asset Management Limited or SBAM AP is compensated by the funds for its services. Citi Fund Management Inc. is subadviser to the Large Cap Growth Fund and International Equity Fund and manages each fund's assets under the supervision of the manager. Its principal address is 153 East 53rd Street, New York, New York. Citi Fund Management Inc. is a wholly-owned subsidiary of Citigroup Inc. and managed more than $157.3 billion in assets as of December 31, 2000.



----------------------------------------------------------------------------

 FUND          PORTFOLIO MANAGER       SINCE           PAST 5 YEARS' BUSINESS EXPERIENCE

 Capital Fund  Ross S. Margolies       January 1995    managing director of the manager
               Robert M. Donahue, Jr.  July 1998       managing director of the manager
                                                       since January 2001; director and
                                                       equity analyst with the manager;
                                                       analyst at Gabelli & Company prior to
                                                       1997
----------------------------------------------------------------------------

 High Yield    Peter J. Wilby          Inception       managing director of the manager
 Bond Fund     Beth A. Semmel                          managing director of the manager
               James E. Craige                         managing director of the manager

 Investors     John B. Cunningham      September 1997  managing director of the manager
 Value Fund    Mark McAllister         April 2000      director and equity analyst with the
                                                       manager; executive vice president and
                                                       portfolio manager at JLW Capital
                                                       Mgmt. Inc. from March 1998 to May
                                                       1999. Prior to March 1998 was a Vice
                                                       President and equity analyst at Cohen
                                                       & Steers Capital Management
----------------------------------------------------------------------------

 National      Thomas A. Croak         August 1998     vice president of the manager
 Intermediate  Robert E. Amodeo        August 1998     director of the manager
 Municipal
 Fund

 New York      Charles K. Bardes       August 1998     vice president of the manager
 Municipal     Thomas A. Croak         August 1998     vice president of the manager
 Money
 Market Fund


----------------------------------------------------------------------------
 Strategic     Peter J. Wilby          Inception       managing director of the manager
 Bond          Roger Lavan             Inception       managing director of the manager
 Fund          David Scott             Inception       managing director of the manager

 Balanced      George J. Williamson    July 1998       director of the manager
 Fund
----------------------------------------------------------------------------
 U.S.          Roger Lavan             Inception       managing director of the manager
 Government
 Income Fund

                                                                                              THE PORTFOLIO
                                                                                              MANAGERS
                                                                                              The portfolio managers
                                                                                              are primarily
                                                                                              responsible for the
                                                                                              day-to-day operation of
                                                                                              the funds indicated
                                                                                              beside their names and
                                                                                              business experience.


The Small Cap Growth Fund is managed by a team of individuals employed by SBAM, each of whom is a sector manager responsible for stock selection in one or more industries. Matthew Ziehl is the Team Leader, responsible for the overall structure of the fund's portfolio, including monitoring the fund's sector weightings and portfolio characteristics versus its benchmark.



A team of individuals employed by SBAM AP manage the day to day operations of the Asia Growth Fund. Two teams of individuals employed by Citi Fund Management Inc. manage the day to day operations of the International Equity Fund and the Large Cap Growth Fund.


                    Salomon Brothers Investment Series - 41

  -------------------------------------------------------------------------

                   ACTUAL                                                 ACTUAL
                   MANAGEMENT                                             MANAGEMENT
                   FEE PAID DURING THE                                    FEE PAID DURING THE MOST
                   MOST RECENT FISCAL YEAR*                               RECENT FISCAL YEAR*

   Asia Growth                 0%           New York Municipal                     0.20%
   Fund                                     Money Market Fund
  -------------------------------------------------------------------------
   Capital Fund             0.70%           Small Cap Growth Fund                  0.80%

   Cash                     0.05%           Strategic Bond Fund                    0.60%
   Management
   Fund
  -------------------------------------------------------------------------
   High Yield               0.75%           Balanced Fund                          0.32%
   Bond Fund
   International            0.55%
   Equity Fund
  -------------------------------------------------------------------------
   Investors                0.61%           U.S. Government                           0%
   Value Fund                               Income Fund
   Large Cap                0.33%
   Growth Fund
  -------------------------------------------------------------------------
   National                    0%
   Intermediate
   Municipal Fund

   *Fee may be less than the contractual rate due to expense limitations.
                                                                                                     MANAGEMENT FEES
                                                                                                     SBAM was established in
                                                                                                     1987 and together with
                                                                                                     SBAM affiliates in
                                                                                                     London, Frankfurt,
                                                                                                     Tokyo and Hong Kong,
                                                                                                     provides a broad range
                                                                                                     of fixed income and
                                                                                                     equity investment
                                                                                                     services to individuals
                                                                                                     and institutional
                                                                                                     clients throughout the
                                                                                                     world. As of
                                                                                                     December 31, 2000, SBAM
                                                                                                     and its affiliates
                                                                                                     managed approximately
                                                                                                     $26.6 billion of
                                                                                                     assets.


 The Investors Value Fund pays the manager a fee that varies based upon the investment performance of the fund compared to the Standard and Poor's 500 Index. The base fee is determined as follows:

  ------------------------------------------------------------
   AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE

        First $350 million                          .650%
        Next $150 million                           .550%
        Next $250 million                           .525%
        Next $250 million                           .500%
        Over $1 billion                             .450%

 At the end of each calendar quarter for each percentage point of difference between the investment performance of the class of shares of the Investors Value Fund which has the lowest performance for the period and the S&P 500 Index over the last prior 12 month period this base fee is adjusted upward or downward by the product of (i) 1/4 of .01% multiplied by (ii) the average daily net assets of the Investors Value Fund for the 12 month period. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment will be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment is 0.025%, which would occur if the Investor Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points.

 The Capital Fund pays the manager a fee of:

  ------------------------------------------------------------
   AVERAGE DAILY NET ASSETS                    ANNUAL FEE RATE
        First $100 million                          1.00%
        Next $100 million                           .75%
        Next $200 million                           .625%
        Over $400 million                           .50%

                    Salomon Brothers Investment Series - 42

CFBDS, Inc. a registered broker-dealer, serves as each        DISTRIBUTOR
fund's distributor.

--------------------------------------------------------------------------------

 CHOOSING A SHARE CLASS TO BUY


 SHARE                   You can choose between three classes of shares: Class A, B
 CLASSES                 or 2. In addition, certain investors may purchase Class Y
                         shares of the Capital Fund, Investors Value Fund and Small
                         Cap Growth Fund. If you already own Class O shares of a
                         fund, you may also be eligible to purchase additional
                         Class O shares. The classes have different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:
                         How much you plan to invest.
                         How long you expect to own the shares.
                         The expenses paid by each class.
                         Whether you qualify for any reduction or waiver of sales
                         charges.


--------------------------------------------------------------------------------

  INVESTMENT             Minimum initial investment amounts vary depending on the
  MINIMUMS               nature of your investment account.

                                                       INITIAL INVESTMENT         ADDITIONAL INVESTMENTS
                                                   CLASSES A, B,    CLASS Y      CLASSES A, B,   CLASS Y
                                                       2, O                          2, O
 General                                               $250       $2.5 Million        $50        $1,000

 Individual Retirement Accounts, Self Employed          $50       $2.5 Million        $50        $1,000
 Retirement Plans, Uniform Gift to Minor Accounts

 Qualified Retirement Plans                             $50       $2.5 Million        $50        $1,000

 Monthly Systematic Investment Plans                    $25           n/a             $25          n/a

 Pre-authorized Check Plan                              $25           n/a             $25          n/a

Qualified Retirement Plans are qualified under Section 403(b)(7) or
Section 401(a) of the Internal Revenue Code, including 401(k) plans

------------------------------------------------------------------------------------
 COMPARING              Your Financial Consultant can help you decide which class
 CLASSES                meets your goals. Your Financial Consultant may receive
                        different compensation depending upon which class you
                        choose.
------------------------------------------------------------------------------------
 DISTRIBUTION           The funds each have adopted Rule 12b-1 distribution plans
 PLANS                  for their Class A, B and 2 shares. Under each plan, the fund pays distribution and service fees. These fees are an
                        ongoing expense and over time, may cost you more than other types of sales charges.

                    Salomon Brothers Investment Series - 43

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                               CLASS Y
                                                                                                         (CAPITAL FUND SMALL
                                                                                                           CAP GROWTH AND
                                                                                                           INVESTORS VALUE
                                 CLASS A            CLASS B            CLASS 2            CLASS O               ONLY)

 KEY FEATURES                Initial sales      No initial sales   Initial sales      Only available     No initial or
                              charge             charge             charge is lower    to existing        deferred sales
                             You may qualify    Deferred sales      than Class A       Class O            charge
                              for reduction      charge declines   Deferred sales      shareholders      Must invest at
                              or waiver of       over time          charge for only   No initial or       least $2.5 million
                              initial sales     Converts to         1 year             deferred sales    Lower expenses than
                              charge             Class A after 7   Higher annual       charge             the other classes
                             Lower annual        years              expenses than     Lower annual
                              expenses than     Higher annual       Class A            expenses than
                              Class B and        expenses than                         the other
                              Class 2            Class A                               classes

 INITIAL SALES               Up to              None               1.00%              None               None
 CHARGE                      5.75%/4.75%*,
                             reduced or
                             waived for large
                             purchases and
                             certain
                             investors. No
                             charge for
                             purchases of $1
                             million or more

 DEFERRED SALES              1%** on            Up to 5.00%**      1%** if you        None               None
 CHARGE                      purchases of $1    charged when you   redeem within 1
                             million or more    redeem shares.     year of purchase
                             if you redeem      The charge is
                             within 1 year of   reduced over
                             purchase           time and there
                                                is no deferred
                                                sales charge
                                                after 6 years

 ANNUAL                      0.25%*** of        1.00%*** of        0.75%/1.00%***     None               None
 DISTRIBUTION AND            average daily      average daily      of average daily
 SERVICE FEES                net assets         net assets         net assets

 EXCHANGEABLE                Class A shares     Class B shares     Class 2 shares     Class O shares     No exchange-
 INTO**                      of any of the      of any of the      of any of the      of any of the      ability
                             other funds        other funds        other funds        other funds

* Class A shares of all of the funds except for the money market funds (Cash Management Fund and New York Municipal Money Market Fund) are offered either with a 5.75% (International Equity, Balanced, Large Cap Growth, Small Cap Growth, Asia Growth, Investors Value and Capital Funds) or 4.75% (National Intermediate Municipal, U.S. Government Income, High Yield Bond and Strategic Bond Funds) initial sales charge.
** Class A shares of the money market funds are not subject to a sales charge at the time of purchase. If you subsequently exchange shares of either of the money market funds for shares of another fund, a sales charge may be payable on Class A shares. Class B and Class 2 shares of the money market funds are not subject to a deferred sales charge unless the shares are obtained by exchange of shares from another fund which was acquired subject to a deferred sales charge. If you subsequently exchange Class B or Class 2 shares of a money market fund for shares of another fund, a deferred sales charge may become applicable in the case of Class B and an initial and a deferred sales charge may become applicable in the case of Class 2 shares. The period during which the shares are held in the money market funds are excluded from the holding period for determining the deferred sales charge and conversion to Class A shares.
*** All of the funds except for the money market funds pay a service fee with respect to Class A shares of 0.25% of average daily net assets and a service and distribution fee with respect to Class B shares of 1.00% of average daily net assets. All of the funds except for the money market funds pay a service and distribution fee with respect to Class 2 shares of either 0.75% (High Yield Bond, National Intermediate Municipal, Strategic Bond and U.S. Government Income Funds) or 1.00% (International Equity, Asia Growth, Capital, Investors Value, Small Cap Growth, Balanced and Large Cap Growth Funds) of average daily net assets.

                    Salomon Brothers Investment Series - 44

--------------------------------------------------------------------------------
 CLASS A SHARES
No sales charge is imposed on the sale of Class A shares of Cash Management Fund or New York Municipal Money Market Fund. The table below indicates the sales charge on Class A shares of Asia Growth Fund, Capital Fund, International Growth Fund, Investors Value Fund, Large Cap Growth Fund, Small Cap Growth Fund and Balanced Fund.


                                    sales charge as       sales charge as
 Amount of investment               % of offering price   % of net amount
 Less than $50,000                         5.75%                 6.10%

-----------------------------------------------------------------------------
 $50,000 but less than $100,000            4.50%                 4.71%
 $100,000 but less than $250,000           4.00%                 4.17%

-----------------------------------------------------------------------------
 $250,000 but less than $500,000           2.75%                 2.83%
 $500,000 but less than $1 million         2.25%                 2.30%

-----------------------------------------------------------------------------
 $1 million or more*                    -0-                   -0-

* You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

The following table indicates the sales charge on Class A Shares of High Yield Fund, National Intermediate Municipal Fund, Strategic Bond Fund and U.S. Government Income Fund.

                                       CLASS A SALES
                                       CHARGE
                                       You buy Class A shares at the offering
                                       price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on the fund's distributions or dividends that you reinvest in additional Class A shares.

                                       To learn more about the accumulation
                                       privilege, letters of intent, waivers
                                       for certain investors and other options
                                       to reduce your sales charge, ask your
                                       Financial Consultant or consult the SAI.


                                    sales charge as       sales charge as
 Amount of investment               % of offering price   % of net amount

 Less than $50,000                         4.75%                 4.99%

-----------------------------------------------------------------------------
 $50,000 but less than $100,000            4.50%                 4.71%
 $100,000 but less than $250,000           4.00%                 4.17%

-----------------------------------------------------------------------------
 $250,000 but less than $500,000           2.75%                 2.83%
 $500,000 but less than $1 million         2.25%                 2.30%

-----------------------------------------------------------------------------
 $1 million or more*                    -0-                   -0-

*You do not pay an initial sales charge when you buy $1 million or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a deferred sales charge of 1%.

QUALIFYING FOR REDUCED CLASS A SALES CHARGES. There are several ways you can combine multiple purchases of Class A shares of the funds (excluding shares of the Cash Management Fund or the New York Municipal Money Market Fund) to take advantage of the breakpoints in the sales charge schedule.


 Accumulation privilege -- lets you add the current value of Class A shares of the funds already owned by you or your spouse and your children under the age of 21 (except for Cash Management Fund and New York Municipal Money Market Fund) to the amount of your next purchase of Class A shares for purposes of calculating the sales charge. You must notify the transfer agent in writing of all share accounts to be considered in exercising this right of accumulation.

 Group purchase -- lets you combine the current value of Class A shares purchased by employees (and partners) of the same employer as a group for purposes of calculating the initial sales charge. To be eligible, all purchases


                    Salomon Brothers Investment Series - 45
must be made pursuant to an employer or partnership sanctioned plan meeting certain requirements set forth in the SAI.

 Letter of intent -- lets you purchase Class A shares of the funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. All Class A shares (excluding Class A shares of the Cash Management Fund and New York Municipal Money Market Fund) previously purchased and still beneficially owned by you or your spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a sales charge reduction. The effective date of a letter of intent may be back-dated up to 90 days so that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the letter of intent goal.

WAIVERS FOR CERTAIN CLASS A INVESTORS. Class A initial sales charges are waived for certain types of investors, including:

directors and officers of any fund sponsored by Citigroup or any of its subsidiaries and their immediate families (i.e., spouse, children, mother or father).

employees of the manager and their immediate families, or any full-time employee or registered representative of the distributor or of broker-dealers having dealer agreements with the distributor ('Selling Broker') and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).
any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the funds' shares and their immediate families.
participants in certain 'wrap-fee,' or asset allocation programs or other fee based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor.
any accounts established on behalf of registered investment advisers or their clients by broker-dealers that charge a transaction fee and that have entered into agreements with the distributor.
separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.


If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the Statement of Additional Information ('SAI').


                    Salomon Brothers Investment Series - 46

--------------------------------------------------------------------------------

 CLASS B SHARES

CLASS B DEFERRED SALES CHARGE
                  You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within six years of purchase, you will pay a deferred sales charge. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund are not subject to a deferred sales charge if they were not acquired upon exchange for Class B shares of another fund.

                                        CLASS B CDSC TABLE

The deferred sales charge decreases as the number of years since your purchase increases.

                                                                       DEFERRED SALES CHARGE AS A
                                                                       PERCENTAGE OF DOLLAR
                        YEAR(S) SINCE PURCHASE ORDER                   AMOUNT SUBJECT TO CHARGE

                        1st year                                               5%
                        1 year or more but less than 2 years                   4%
                        2 years or more but less than 4 years                  3%
                        4 years or more but less than 5 years                  2%
                        5 years or more but less than 6 years                  1%
                        6 or more years                                        0%


                  CALCULATION OF DEFERRED SALES CHARGE. The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation. In addition, you do not pay a deferred sales charge on shares exchanged for shares of another fund, shares representing reinvested distributions and dividends or shares no longer subject to the deferred sales charge. All purchases during a month are deemed to have been made on the last day of that month for purposes of determining the contingent deferred sales charge.

If you want to learn more about additional deferred sales charges and waivers of deferred sales charges, contact your Financial Consultant or consult the SAI.

                  Shares are redeemed in this order:
                   Shares that represent appreciation
                   Shares representing reinvested distributions and dividends Other shares that are not subject to the deferred sales charge
                   Class B shares held longest
                  Deferred sales charges are not imposed at the time you exchange shares for shares of another fund.
                  DEFERRED SALES CHARGE WAIVERS. The deferred sales charge for each share class will generally be waived in connection with:
                   Redemptions made following the death or disability (as defined in the Internal Revenue Code) of a shareholder. Redemptions effected pursuant to each fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the applicable minimum account size.
                   A tax-free return of an excess contribution to any retirement plan.

                   Exchanges.
                   Automatic cash withdrawals in amounts equal to or less than 12% annually or 2% monthly of their initial account balances (see automatic withdrawal plan in the SAI).

                   Redemptions of shares in connection with mandatory post-retirement distributions from retirement plans or IRAs. Redemption proceeds from other funds that are reinvested within 60 days of the redemption (see reinstatement privilege in the SAI).

                    Salomon Brothers Investment Series - 47

                   Certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans.
                   Redemption of shares by participants in certain 'wrap-fee' or asset allocation programs sponsored by broker-dealers and other financial institutions that have entered into agreements with the distributor or the manager.


                  CLASS B CONVERSION. After seven years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Class B shares of the Cash Management Fund and New York Municipal Money Market Fund do not convert to Class A shares because they have the same annual expenses. Your Class B shares will convert to Class A shares as follows:

                        SHARES ISSUED AT INITIAL  SHARES ISSUED ON          SHARES ISSUED UPON
                        PURCHASE                  REINVESTMENT OF           EXCHANGE FROM ANOTHER
                                                  DISTRIBUTIONS AND         FUND
                                                  DIVIDENDS

                        Seven years after the     In same proportion that   On the date the shares
                        date of purchase          the number of Class B     originally acquired
                                                  shares converting is to   would have converted
                                                  total Class B shares you  into Class A shares
                                                  own

                  MONEY MARKET FUNDS. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

                  PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class B shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules and conversion features in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

--------------------------------------------------------------------------------
 CLASS 2 SHARES
 You buy Class 2 shares at the offering price, which is the net asset value plus a sales charge of 1% (1.01% of the net amount invested). In addition, if you redeem your Class 2 shares within one year of purchase, you will pay a deferred sales charge of 1%. The periods of time that your shares are held in the Cash Management Fund or the New York Municipal Money Market Fund are excluded for purposes of determining your holding period for the deferred sales charge. Effective September 14, 1998, Class C shares were renamed Class 2 shares.

 PURCHASES PRIOR TO SEPTEMBER 14, 1998. Class 2 shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules in effect at the time the original shares were purchased.

                    Salomon Brothers Investment Series - 48

--------------------------------------------------------------------------------
 CLASS Y SHARES

 You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $2.5 million initial investment requirement.

--------------------------------------------------------------------------------

 BUYING SHARES AND EXCHANGING SHARES

 BUYING SHARES
 BY MAIL

 You may make subsequent purchases by mail or, if you elect, by telephone

                   Shares of each fund may be initially purchased through PFPC Global Fund Services, Inc. ('PFPC' or the 'transfer agent') by completing a Purchase Application and forwarding it to the transfer agent. Shares may also be purchased from selected dealers in accordance with procedures established by the dealer.

                   Subsequent investments may be made by mailing a check to the transfer agent, along with the detachable stub from your Statement of Account (or a letter providing the account number) or through a selected dealer. If an investor's purchase check is not collected, the purchase will be cancelled and the transfer agent will charge a $10 fee to the shareholder's account. There is a ten day hold on all checks and no redemptions are allowed until the proceeds from the check clears.

                   Write the transfer agent at the following address:

                                             [name of fund]
                                             c/o PFPC
                                             P.O. Box 9764
                                             Providence, RI 02940-9764

--------------------------------------------------------------------------------

 BUYING SHARES
 BY WIRE
                  Subsequent investments may also be made by wiring funds to the transfer agent. Prior notification by telephone is not required. You should instruct the wiring bank to transmit the specified amount in federal funds to:

                                  Boston Safe Deposit and Trust Company
                                  Boston, MA
                                  ABA No. 011-001-234
                                  Account #142743
                                  Attn: [name of fund]
                                  Name of Account:
                                  Account # (as assigned):

                  To ensure prompt credit to their accounts, investors or their dealers should call (800) 446-1013 with a reference number for the wire. Shareholders should note that their bank may charge a fee in connection with transferring money by bank wire.

--------------------------------------------------------------------------------

 ---------------------------------------------------------------------------------------------------------
      ALL FUNDS EXCEPT CASH                                 PURCHASE IS EFFECTIVE
       MANAGEMENT FUND AND
NEWYORK MUNICIPAL MONEYMARKET FUND
                                    If order and federal funds or       On that day
                                    check is received by its agent
                                    before 4:00 p.m. Eastern time:

 Payment wired in federal                                               On the business day following
 funds or check received            If order and federal funds or       receipt
                                    check is received by its agent
                                    after the close of New York
                                    Stock Exchange:

                    Salomon Brothers Investment Series - 49

----------------------------------------------------------------------------------------------------------
       CASH MANAGEMENT FUND                     PURCHASE IS EFFECTIVE                  DIVIDENDS BEGIN
      AND NEW YORK MUNICIPAL
        MONEY MARKET FUND
                                    If order and federal
                                    funds or check is
                                    received by its agent  At noon, Eastern time
                                    before noon, Eastern   on, that day
                                    time:

 Payment wired in federal
 funds or check received                                                            On that day

                                    If order and federal
                                    funds or check is       At close of New York    On the next business
                                    received by its agent   Stock Exchange on       day after
                                    after noon, Eastern     that day                effectiveness
                                    time:


SYSTEMATIC
 INVESTMENT
 PLAN
                  You may authorize the transfer agent to automatically transfer funds on a periodic basis (monthly, alternative months, quarterly) from a regular bank account or other financial institution to buy shares of a fund. On or about the 10th of the month, the fund will debit the bank account in the specified amount (minimum of $25 per draft) and the proceeds will be invested at the applicable offering price determined on the date of the debit. In order to set up a plan, your bank must be a member of the Automated Clearing House.

                   Amounts transferred should be at least $25 monthly.
                   If you do not have sufficient funds in your bank account on a transfer date, the transfer agent may charge you a fee.

                  For more information, contact your Financial Consultant or consult the SAI.
--------------------------------------------------------------------------------
EXCHANGE
 PRIVILEGE
                  You may exchange shares of any fund for shares of the same class of another fund.

                   Your fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges.
                   Shares are eligible for exchange commencing 30 days after purchase.
                   Generally, your Class A shares will not be subject to an initial sales charge at the time of the exchange. A sales charge, if applicable, will be imposed upon Class A shares of a fund issued upon exchange for Class A shares of Cash Management Fund or New York Municipal Money Market Fund unless you acquired the shares of the Cash Management Fund or New York Municipal Money Market Fund through an exchange of shares with respect to which you had previously paid a sales charge.
                   If you exchange Class B shares of a fund, those shares will not be subject to a contingent deferred sales charge at the time of the exchange but those shares will be subject to any applicable contingent deferred sales charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class B shares of Cash Management Fund or New York Municipal Money Market Fund that are not subject to a deferred sales charge at the time of exchange, these shares will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charge and conversion period excludes the time the shares were held in the Cash Management Fund or the New York Municipal Money Market Fund.

                   Generally, if you exchange Class 2 shares of a fund, those shares will not be subject to an initial or deferred sales charge at the time of exchange but those shares will be subject to any applicable contingent deferred sales

                    Salomon Brothers Investment Series - 50
                   charge upon ultimate redemption. Your deferred sales charge (if any) will continue to be measured from the date of original purchase. In the case of Class 2 shares of Cash Management Fund or New York Municipal Money Market Fund with respect to which a sales charge has not been applicable, those shares will be subject to an initial sales charge of 1.00% at the time of exchange and will be subject to the contingent deferred sales charge of the acquired fund. Any deferred sales charges exclude the time the shares were held in the Cash Management Fund and the New York Municipal Money Market Fund.
                   You may exchange shares by telephone if you elect telephone exchanges on your Purchase Application. Telephone exchanges are subject to the same limitations as telephone redemptions.
--------------------------------------------------------------------------------
SYSTEMATIC
 EXCHANGE
                  You may request that shares of any class of a fund be exchanged monthly for shares of the same class of any other fund. A predetermined dollar amount of at least $50 per exchange will then occur on or about the 15th of each month in accordance with the instruction provided in your Purchase Application or in the Systematic Investing Application.
--------------------------------------------------------------------------------
 REDEEMING SHARES


 You may redeem some or all of your shares by sending your    REDEMPTIONS BY MAIL
 redemption request in proper form to:

              PFPC Global Fund Services, Inc.
              c/o Salomon Brothers Investment Series
              P.O. Box 9764
              Providence, RI 02940-9764.
 The written request for redemption must be in good order.    Generally, a properly
 This means that you have provided the following              completed Redemption
 information. Your request will not be processed without      Form with any required
 this information.                                            signature guarantee is
  Name of the fund                                            all that is required
  Account number                                              for a redemption. In
  Dollar amount or number of shares to redeem                 some cases, however,
  Signature of each owner exactly as account is registered    other documents may be
  Other documentation required by the transfer agent          necessary.
 To be in good order, your request must include a signature
 guarantee if:
  The proceeds of the redemption exceed $50,000
  The proceeds are not paid to the record owner(s) at the
 record address
  The shareholder(s) has had an address change in the past
 45 days
  The shareholder(s) is a corporation, sole proprietor,
 partnership, trust or
  fiduciary
 You can obtain a signature guarantee from most banks,
 dealers, brokers, credit unions and federal savings and
 loans, but not from a notary public.
-------------------------------------------------------------------------------------

 You may redeem shares by fax only if a signature guarantee   REDEMPTIONS BY FAX
 or other documentary evidence is not required. Redemption
 requests should be properly signed by all owners of the
 account and faxed to the transfer agent at (508) 871-3846.
 If fax redemptions are not available for any reason, you
 may use the fund's redemption by mail procedure described
 above.


                    Salomon Brothers Investment Series - 51

-------------------------------------------------------------------------------------
 In all cases, your redemption price is the net asset value   REDEMPTION PAYMENTS
 next determined after your request is received in good       Any request that your
 order. Redemption proceeds normally will be sent within      redemption proceeds be
 seven days. However, if you recently purchased your shares   sent to a destination
 by check, your redemption proceeds will not be sent to you   other than your bank
 until your original check clears which may take up to 15     account or address of
 days. Your redemption proceeds can be sent by check to your  record must be in
 address of record or by wire transfer to a bank account      writing and must
 designated on your application.                              include signature
 If shares of Cash Management Fund or New York Municipal      guarantees
 Money Market Fund are redeemed before noon, Eastern time,
 you will not receive that day's dividends. You will receive that day's dividends if you redeem after noon, Eastern
 time.
-------------------------------------------------------------------------------------
 You may transmit your redemption request to selected         REDEMPTIONS THROUGH
 dealers with which the distributor has entered into sales    SELECTED DEALERS
 agreements for the purchase of shares of the funds.
 Redemption orders received by these dealers before the New
 York Stock Exchange closes and which are transmitted to the transfer agent prior to the close of its business day are
 effective that day. With respect to the Cash Management
 Fund and the New York Municipal Money Market Fund,
 redemption requests received by the dealer and transmitted
 to the transfer agent by 12:00 noon, eastern time, on any
 day the New York Stock Exchange is open, will generally be
 effected on that same day. It is the responsibility of the
 dealer to transmit orders on a timely basis to the transfer agent. The dealer may charge you a fee for executing your
 order.
-------------------------------------------------------------------------------------
 You may redeem shares by wire in amounts of $500 or more if  REDEMPTIONS BY WIRE redemption by wire has been elected on your Purchase
 Application. A signature guarantee is not required on this
 type of redemption request. To elect this service after
 opening your account, call the transfer agent at (800)
 446-1013 for more information. To redeem by wire, you may
 either:

  Telephone the redemption request to the transfer agent at
 (800) 446-1013
  Mail the request to the transfer agent at the address listed above

 Proceeds of wire redemptions of $500 or more will be wired
 to the bank which is indicated on your Purchase Application or by letter which has been properly guaranteed. With
 respect to the Cash Management Fund and New York Municipal
 Money Market Fund, if the transfer agent receives the wire
 request by 12:00 noon, eastern time, on any day the New
 York Stock Exchange is open, the redemption proceeds
 generally will be transmitted to your bank that same day.
 Checks for redemption proceeds of less than $500 will be
 mailed to your address of record. You should note that your bank may charge you a fee in connection with money by wire.
-------------------------------------------------------------------------------------
 You may redeem shares by telephone if you elect the          REDEMPTIONS BY
 telephone redemption option on your Purchase Application,    TELEPHONE
 and the proceeds must be mailed to your address of record.
 In addition, you must be able to provide proper
 identification information. You may not redeem by telephone if your address has changed within the past 45 days or if
 your shares are in certificate form. Telephone redemption
 requests may be made by calling the transfer agent at (800)
 446-1013 between 9:00 a.m. and 4:00 p.m. eastern time on
 any day the New York Stock Exchange is open. If telephone
 redemptions are not available for any reason, you may use
 the fund's regular redemption procedure described above.
-------------------------------------------------------------------------------------

                    Salomon Brothers Investment Series - 52

 You can arrange for the automatic redemption of a portion    AUTOMATIC CASH
 of your shares on a monthly or quarterly basis. To qualify,  WITHDRAWAL PLAN you must own shares of the fund with a value of at least
 $10,000 for monthly withdrawals and $5,000 for quarterly
 withdrawals ($7,500 in the case of the Investors Value Fund and the Capital Fund) and each automatic redemption must be at least $250 if made monthly.
-------------------------------------------------------------------------------------
 Check writing is available for Class A and Class O           CHECKWRITING PRIVILEGE
 shareholders of the Cash Management Fund and the New York
 Municipal Money Market Fund only. You must elect the
 redemption by check option on your Purchase Application.
 The redemption of shares may be made using redemption
 checks provided by the transfer agent. There is no charge
 for this service. The check must be for amounts of $500 or
 more. You will continue to earn dividends on the shares
 redeemed until the check clears the banking system. A fee
 of $10 will be charged if there are insufficient funds to
 cover the amount of the check.

--------------------------------------------------------------------------------
 OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS

 Small account balances  If your account falls below $500 ($250 in the case of an IRA or self-employed retirement plan) due to redemption of fund shares, the fund may ask you to bring your account up to the minimum requirement. If your account is still below $500
                         after 30 days, the fund may close your account and send you the redemption proceeds.
-------------------------------------------------------------------------------------
 Share price             You may buy, exchange or redeem fund shares at the net asset value, adjusted for any applicable sales charge, next
                         determined after receipt of your request in good order. Each fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for
                         each class of shares. Each fund calculates its net asset
                         value every day the New York Stock Exchange is open. All of the funds except Cash Management Fund and New York Municipal
                         Money Market Fund calculates its net asset value when
                         regular trading closes on the Exchange (normally 4:00 p.m.,
                         Eastern time). Cash Management Fund and New York Municipal
                         Money Market Fund each calculates its net asset value at
                         12:00 noon, Eastern time.

                         The funds generally value their securities based on market prices or quotations. The funds' currency conversions are
                         done when the London stock exchange closes, which is 12 noon eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events
                         occurring after a foreign exchange closes, the funds may
                         price those securities at fair value. Fair value is
                         determined in accordance with procedures approved by the
                         funds' board. A fund that uses fair value to price
                         securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when
                         U.S. markets are closed and the value of foreign securities owned by a fund could change on days when you cannot buy or redeem shares.

                         Cash Management Fund and New York Municipal Money Market
                         Fund each uses the amortized cost method to value its
                         portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the
                         difference between the principal amount due at maturity and the cost of the security to the fund.

                    Salomon Brothers Investment Series - 53

                         In order to buy, redeem or exchange shares at that day's
                         price, you must place your order with the transfer agent
                         before the New York Stock Exchange closes. If the New York
                         Stock Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

                         Members of the funds' selling group must transmit all orders to buy, exchange or redeem shares to the funds' transfer
                         agent before the agent's close of business.
-------------------------------------------------------------------------------------
                         Each fund has the right to:
                         Suspend the offering of shares.
                         Waive or change minimum and additional investment amounts.
                         Reject any purchase or exchange order.
                         Change, revoke or suspend the exchange privilege.
                         Suspend telephone transactions.
                         Suspend or postpone redemptions of shares on any day when
                         trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange
                          Commission.
-------------------------------------------------------------------------------------
 Redemptions in kind     Each fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders.
                         The redeeming shareholder must pay transaction costs to sell these securities.

                    Salomon Brothers Investment Series - 54

--------------------------------------------------------------------------------
 DIVIDENDS, DISTRIBUTIONS AND TAXES
 The funds normally pay dividends and distribute capital gains, if any, as follows:

                       DIVIDENDS   INCOME DIVIDEND  CAPITAL GAIN   DISTRIBUTIONS
 FUND                  DECLARED     DISTRIBUTIONS   DISTRIBUTIONS   MOSTLY FROM

 Asia Growth           annually       annually        annually          gain
 Fund

 Capital Fund          quarterly      quarterly       annually          gain

 Cash                 daily            monthly        annually*        income
 Management           (to share-
 Fund                 holders of
                      record at
                      12:00 noon)

 High Yield Bond         daily         monthly        annually         income
 Fund

 International         annually       annually        annually          gain
 Equity Fund

 Investors Value       quarterly      quarterly       annually          gain
 Fund

 Large Cap Growth      annually       annually        annually          gain
 Fund

 National                daily         monthly        annually         income
 Intermediate
 Municipal Fund

 New York             daily            monthly        annually*        income
 Municipal            (to share-
 Money Market         holders of
 Fund                 record at
                      12:00 noon)

 Small Cap             annually       annually        annually          gain
 Growth Fund

 Strategic Bond          daily         monthly        annually         income
 Fund

 Balanced                daily         monthly        annually          both
 Fund

 U.S. Government         daily         monthly        annually         income
 Income Fund

                                       DIVIDENDS
                                       AND
                                       DISTRIBUTIONS
                                       Annual distributions of income and
                                       capital gains normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

 *Each money market fund anticipates that it will normally not earn or distribute any long-term capital gains.
 The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Financial Consultant, dealer representative or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

                    Salomon Brothers Investment Series - 55

--------------------------------------------------------------------------------

 TRANSACTION                            FEDERAL INCOME TAX STATUS

 Redemption or exchange of shares       Usually capital gain or loss (except for a money
                                        market fund, no gain, and loss only to the
                                        extent of any deferred sales charge); long-term
                                        only if shares owned more than one year

 Long-term capital gain distributions   Long-term capital gain

 Short-term capital gain distributions  Ordinary income

 Dividends                              Ordinary income (for all funds except the
                                        municipal bond funds)*

TAXES
In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

 *National Intermediate Municipal Fund and New York Municipal Money Market Fund intend to distribute the interest they earn on tax-exempt municipal bonds as 'exempt-interest' dividends. These dividends are excludable from gross income for federal income tax purposes but may be subject to state and local income tax, except that the latter fund's exempt-interest dividends paid from interest on New York municipal securities will be exempt from New York State and New York City personal income taxes. Their distributions from other sources, if any, would be taxable as described above.

 Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may actually be a return of a portion of your investment.

 After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you do not provide a fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding of 31% of your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

--------------------------------------------------------------------------------

 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of each share for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the funds' financial statements, are included in the annual report (available upon request). As of the close of business on December 31, 1994, all existing shares of the Cash Management Fund and the Investors Value Fund were reclassified as Class O shares. As of the close of business on October 31, 1996, all existing shares of the New York Municipal Money Market Fund and the Capital Fund were reclassified as Class O shares. As of the close of business on September 14, 1998, all existing Class
 C shares of all of the funds were reclassified as Class 2 shares.

                    Salomon Brothers Investment Series - 56

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                    Salomon Brothers Investment Series - 57

                                ASIA GROWTH FUND


                                              CLASS A                                           CLASS B
                           ------------------------------------------------------------------------------------------------
                                                               YEAR ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------------------
                            2000     1999      1998      1997     1996(1)    2000      1999      1998      1997     1996(1)
                           ------------------------------------------------------------------------------------------------

Net asset value,
beginning of period        $12.67   $  6.50   $  7.48   $ 10.32   $ 10.00   $ 12.41   $  6.42   $  7.44   $ 10.31   $ 10.00
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income
(loss)(3)                   (0.01)*   (0.01)*#    0.10     0.03      0.05     (0.11)*   (0.06)*    0.05     (0.05)     0.01
Net gain (loss) on
 investments (both
 realized and unrealized    (4.18)     6.17     (1.08)    (2.59)     0.47     (4.06)     6.05     (1.07)    (2.57)     0.46
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
 operations                 (4.19)     6.17     (0.98)    (2.56)     0.52     (4.17)     5.99     (1.02)    (2.62)     0.47
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Dividends from net
 investment income           --       --        --        (0.03)    (0.05)    --        --        --         0.00     (0.01)
Distributions from net
 realized gain on
 investments                 --       --        --        (0.25)    (0.15)    --        --        --        (0.25)    (0.15)
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and
 distributions               --       --        --        (0.28)    (0.20)    --        --        --        (0.25)    (0.16)
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 period                    $ 8.48   $ 12.67   $  6.50   $  7.48   $ 10.32   $  8.24   $ 12.41   $  6.42   $  7.44   $ 10.31
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           ------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net assets, end of period
 (thousands)               $3,902   $ 7,108   $ 4,385   $ 6,491   $ 3,693   $ 5,893   $10,658   $ 5,256   $ 5,738   $ 3.163
Total return(3)             (33.1)%   94.9%    -13.1%    -25.6%     +5.2%'DD' (33.6)%   93.3%    -13.7%    -26.1%     +4.7%'DD'
Ratios to average net
 assets:
   Expenses                  1.24 %   1.24%     1.24%     1.24%     1.24%'D'   2.06%    1.99%     1.99%     1.99%     1.99%'D'
   Net investment income    (0.06)%  -0.01%     1.48%     0.27%     0.90%'D' (0.95)%   -0.74%     0.77%    -0.48%     0.20%'D'
Portfolio turnover rate       170 %    248%      436%      294%      119%      170%      248%      436%      294%      119%

Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 loss per share and
 expense ratios would
 have been:
Net investment loss per
 share                     $(0.17)* $ (0.12)* $ (0.07)  $ (0.23)  $ (0.18)  $ (0.26)* $ (0.12)* $ (0.11)  $ (0.30)  $ (0.23)
Expense ratio                2.72%     2.62%     3.79%     3.81%     5.50%'D'    3.47%    3.39%    4.55%     4.56%     6.25%'D'


               --------------------------------------------------

                                  CAPITAL FUND


                                               CLASS A                                            CLASS B
                           ---------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                           ---------------------------------------------------------------------------------------------------
                             2000      1999      1998      1997     1996(2)     2000      1999      1998      1997     1996(2)
                           ---------------------------------------------------------------------------------------------------

Net asset value,
 beginning of period       $  25.29   $ 22.92   $ 21.15   $ 19.88   $ 21.98   $  24.86   $ 22.63   $ 21.01   $ 19.90   $ 21.98
                           --------   -------   -------             -------   --------   -------   -------   -------   -------
Net investment income
 (loss)                        0.17*    0.15*      0.14      0.00      0.01(3)   (0.04)    (0.04)*    0.09     (0.07)    (0.02)(3)
Net gain (loss) on
 investments (both
 realized and unrealized)      4.53      4.99      4.64      5.10      1.54       4.46      4.92      4.45      5.01      1.56
                           --------   -------   -------   -------   -------   --------   -------   -------   -------   -------
Total from investment
 operations                    4.70      5.14      4.78      5.10      1.55       4.42      4.88      4.54      4.94      1.54
                           --------   -------   -------   -------   -------   --------   -------   -------   -------   -------
Dividends from net
 investment income            (0.13)    (0.18)    (0.18)    --        (0.15)     --        (0.06)    (0.09)    --        (0.12)
Distributions from net
 realized gain on
 investments                  (4.42)    (2.59)    (2.83)    (3.83)    (3.50)     (4.42)    (2.59)    (2.83)    (3.83)    (3.50)
Distributions in excess
 of net realized gains        --        --        --        --        --         --        --        --        --        --
                           --------   -------   -------   -------   -------   --------   -------   -------   -------   -------
Total dividends and
distributions                 (4.55)    (2.77)    (3.01)    (3.83)    (3.65)     (4.42)    (2.65)    (2.92)    (3.83)    (3.62)
                           --------   -------   -------   -------   -------   --------   -------   -------   -------   -------
Net asset value, end of
period                     $  25.44   $ 25.29   $ 22.92   $ 21.15   $ 19.88   $  24.86   $ 24.86   $ 22.63   $ 21.01   $ 19.90
                           --------   -------   -------   -------   -------   --------   -------   -------   -------   -------
                           --------   -------   -------   -------   -------   --------   -------   -------   -------   -------
Net assets, end of period
(thousands)                $109,786   $29,814   $11,425   $ 5,589   $   344   $195,736   $79,678   $22,294   $ 3,820   $   219
Total return(3)               18.9%    +23.1%    +23.7%    +26.4%     +7.7%      18.1%     22.2%    +22.6%    +25.6%     +7.6%
Ratios to average net
assets:
   Expenses                   1.16%     1.27%     1.34%     1.46%     1.88%(5)    1.91%    2.02%     2.09%      2.20     2.73%(5)
   Net investment income
   (loss)                     0.66%     0.61%     0.81%    -0.10%     0.18%(5)  (0.14)%   -0.16%     0.17%     -0.94    -0.66%(5)
Portfolio turnover rate         97%      126%      141%      159%      191%        97%      126%      141%      159%      191%


               --------------------------------------------------

(1) May 6, 1996, commencement of investment operations, through December 31,
    1996.
(2) November 1, 1996, commencement of investment operations, through December 31, 1996.

(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the ex-dividend date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return.



(4) On September 14, 1998, Class C shares were renamed Class 2 shares.


(#) Amount represents less than $0.01 per share.


'DD' Total return is not annualized, as it may not be representative of total return for the year.


'D'  Annualized.


*  Per share information calculated using the average shares method.


                    Salomon Brothers Investment Series - 58

                                ASIA GROWTH FUND



                    CLASS 2                                           CLASS O
---------------------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
---------------------------------------------------------------------------------------------------
 2000      1999      1998      1997     1996(1)    2000      1999      1998      1997     1996(1)
---------------------------------------------------------------------------------------------------

$ 12.41   $  6.42   $  7.44   $ 10.30   $ 10.00   $ 12.76   $  6.54   $  7.50   $ 10.32   $ 10.00
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.10)*   (0.06)*    0.05     (0.05)     0.01      0.02      0.02      0.12      0.05      0.07
  (4.07)     6.05     (1.07)    (2.56)     0.45     (4.22)     6.20     (1.08)    (2.59)     0.46
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (4.17)     5.99     (1.02)    (2.61)     0.46     (4.20)     6.22     (0.96)    (2.54)     0.53
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   --       --        --         0.00     (0.01)    --        --        --        (0.03)    (0.06)
   --       --        --        (0.25)    (0.15)    --        --        --        (0.25)    (0.15)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   --       --        --        (0.25)    (0.16)    --        --        --        (0.28)    (0.21)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$  8.24   $ 12.41   $  6.42   $  7.44   $ 10.30   $  8.56   $ 12.76   $  6.54   $  7.50   $ 10.32
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$ 3,107   $ 4,227   $ 2,291   $ 1,643   $   246   $   846   $ 1,343   $ 1,354       412   $   124
(33.6)%     93.3%    -13.7%    -26.0%     +4.6%   (32.9)%     95.1%    -12.8%    -25.3%      +5.3%'DD'
  1.99%     1.99%     1.99%     1.99%     2.00%(5)   0.99%    0.97%     0.99%     0.99%     0.99%'D'
   170%    -0.76%     0.80%    -0.47%     0.08%(5)   0.14%    0.23%     1.90%     0.51%     1.21%'D'
   170%      248%      436%      294%      119%      170%      248%      436%      294%      119%
                                        -------

$ (0.25)* $ (0.11)* $ (0.11)  $ (0.30)  $ (0.20)  $ (0.15)* $ (0.11)* $ (0.04)  $ (0.20)  $ (0.18)
   3.48%     3.37%     4.55%     4.56%     6.26%'D'    2.48%    2.32%    3.55%     3.56%     5.25%(5)


               --------------------------------------------------

                                  CAPITAL FUND



                     CLASS 2                                              CLASS O
-------------------------------------------------------------------------------------------------------
                                        YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------
    2000      1999    1998      1997     1996(2)        2000     1999       1998       1997     1996(2)
-------------------------------------------------------------------------------------------------------

$  24.90   $ 22.69   $ 21.02   $ 19.91   $  21.98   $  25.43   $  22.99   $  21.23   $  19.88   $  18.67
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
   (0.03)*   (0.04)*    0.07     (0.06)     (0.02)(3)   0.23     0.22*      0.21       0.05       0.13(2)
    4.45      4.91      4.47      5.00       1.57       4.57       5.00       4.62       5.13       5.70
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
    4.42      4.87      4.54      4.94       1.55       4.80       5.22       4.83       5.18       5.83
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
   --        (0.07)    (0.04)    --         (0.12)     (0.20)     (0.19)     (0.24)     --         (0.15)
   (4.42)    (2.59)    (2.83)    (3.83)     (3.50)     (4.42)     (2.59)     (2.83)     (3.83)     (4.47)
   --        --        --        --         --         --         --         --         --         --
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
   (4.42)    (2.66)    (2.87)    (3.83)     (3.62)     (4.62)     (2.78)     (3.07)     (3.83)     (4.62)
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
$  24.90   $ 24.90   $ 22.69   $ 21.02   $  19.91   $  25.61   $  25.43   $  22.99   $  21.23   $  19.88
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
--------   -------   -------   -------   --------   --------   --------   --------   --------   --------
$122,307   $24,830   $ 6,369   $ 2,385   $    130   $227,739   $215,308   $194,973   $175,470   $135,943
   18.0%    +22.2%    +22.6%    +25.6%      +7.7%      19.2%      23.4%     +23.8%     +26.8%     +33.3%
   1.91%     2.02%     2.09%     2.21%      2.45%(5)    0.90%     1.01%      1.08%      1.22%      1.38%
   (0.12)%  -0.18%     0.09%    -0.91%     -0.50%(5)    0.84%     0.91%      0.96%      0.26%      0.67%
     97%      126%      141%      159%       191%        97%       126%       141%       159%       191%


               --------------------------------------------------

                    Salomon Brothers Investment Series - 59

                              CASH MANAGEMENT FUND


                                               CLASS A                                               CLASS B
                         --------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                         --------------------------------------------------------------------------------------------------------
                           2000       1999       1998       1997       1996       2000      1999      1998       1997       1996
                         --------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period      $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $1.000   $  1.000   $  1.000   $  1.000
                         --------   --------   --------   --------   --------   --------   ------   --------   --------   --------
Net investment income       0.058      0.047      0.050      0.051      0.050      0.058    0.047      0.050      0.051      0.050
Dividends from net
investment income          (0.058)    (0.047)    (0.050)    (0.051)    (0.050)    (0.058)  (0.047)    (0.050)    (0.051)    (0.050)
                         --------   --------   --------   --------   --------   --------   ------   --------   --------   --------
Net asset value, end of
period                   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000   $1.000   $  1.000   $  1.000   $  1.000
                         --------   --------   --------   --------   --------   --------   ------   --------   --------   --------
                         --------   --------   --------   --------   --------   --------   ------   --------   --------   --------
Net assets, end of period
(thousands)              $  5,622   $ 20,702   $ 26,793   $ 18,246   $  8,175   $ 11,079  $20,476  $ 17,374    $ 4,151    $ 3,920
Total return(3)              6.0%      +4.8%      +5.2%      +5.2%      +5.1%       6.0%    +4.8%      +5.2%      +5.2%      +5.1%
Ratios to average net
assets:
   Expenses                 0.55%      0.53%      0.55%      0.55%      0.55%      5.79%    0.53%      0.55%      0.55%      0.55%
   Net investment income    5.87%      4.65%      5.02%      5.11%      4.95%      0.55%    4.72%      4.95%      5.10%      4.95%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income
   per share             $  0.060     N/A      $  0.049   $  0.049   $  0.047   $  0.060    N/A     $ 0.049%   $  0.049   $  0.047
   Expense ratio            0.71%     N/A         0.67%      0.70%      0.82%      0.71%    N/A        0.67%      0.70%      0.82%


               --------------------------------------------------

                              HIGH YIELD BOND FUND


                                            CLASS A                                                 CLASS B
                      -------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                      -------------------------------------------------------------------------------------------------------------
                        2000       1999       1998       1997       1996        2000        1999       1998       1997       1996
                      -------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period   $   9.48   $   9.89   $  11.74   $  11.54   $  10.53                $   9.87   $  11.71   $  11.53   $  10.53
                      --------   --------   --------   --------   --------   ----------   --------   --------   --------   --------

Net investment
income                   1.00*      1.01*       1.05       1.06       1.10         0.94*     0.94*       0.97       0.98       1.02
Net gain on
 investment (both
 realized and
 unrealized)             (1.32)     (0.36)     (1.84)      0.38       1.11        (1.32)     (0.36)     (1.84)      0.37       1.11
                      --------   --------   --------   --------   --------   ----------   --------   --------   --------   --------
Total from
investment
operations               (0.32)      0.65      (0.79)      1.44       2.21        (0.38)      0.58      (0.87)      1.35       2.13
                      --------   --------   --------   --------   --------   ----------   --------   --------   --------   --------
Dividends from net
 investment income       (1.00)     (1.06)     (1.06)     (1.05)     (1.10)       (0.91)     (0.97)     (0.97)     (0.98)     (1.03)
Distributions from
 net realized gain
 on investments          --         --         --         (0.19)     (0.10)      --          --         --         (0.19)     (0.10)
                      --------   --------   --------   --------   --------   ----------   --------   --------   --------   --------
Total dividends and
distributions            (1.06)     (1.06)     (1.06)     (1.24)     (1.20)       (0.97)     (0.97)     (0.97)     (1.17)     (1.13)
                      --------   --------   --------   --------   --------   ----------   --------   --------   --------   --------
Net asset value, end
of period             $   8.10   $   9.48   $   9.89   $  11.74   $  11.54   $     8.13   $   9.48   $   9.87   $  11.71   $  11.53
                      --------   --------   --------   --------   --------   ----------   --------   --------   --------   --------
                      --------   --------   --------   --------   --------   ----------   --------   --------   --------   --------
Net assets, end of
period (thousands)    $100,065   $125,568   $145,730   $169,721   $ 65,935   $  250,003   $311,832   $327,661   $329,672   $106,797
Total return(3)         (3.6)%      +7.0%      -7.1%     +13.0%     +21.9%       (4.2)%      +6.3%      -7.8%     +12.2%     +21.2%
Ratios to average
net assets:
   Expenses              1.24%      1.27%      1.27%      1.24%      1.24%        1.99%      2.02%      1.99%      1.99%      1.99%
   Net investment
   income               11.32%     10.46%      9.58%      8.66%      9.38%       10.56%      9.74%      8.87%      7.90%      8.49%
Portfolio turnover
rate                       79%        65%        66%        79%        85%          79%        65%        66%        79%        85%
Before applicable
 waiver of
 management fee,
 expenses absorbed
 by SBAM and credits
 earned on custodian
 cash balances, net
 investment income
 per share and
 expense ratios
 would have been:
   Net investment
   income per share     N/A      $  1.01*   $   1.04   $   1.04   $   1.09      N/A       $   0.94   $   0.96   $   0.97   $   1.01
   Expense ratio        N/A         1.29%      1.32%      1.34%      1.50%      N/A          2.03%      2.07%      2.09%      2.24%


               --------------------------------------------------
(1) January 3, 1995, commencement of investment operations, through December 31, 1995.
(2) February 22, 1995, commencement of investment operations, through December 31, 1995.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(4) Annualized.
*   Per share amounts have been calculated using average shares method.

                    Salomon Brothers Investment Series - 60

                              CASH MANAGEMENT FUND


                    CLASS 2                                            CLASS O
-------------------------------------------------------------------------------------------------------
                                 YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------
 2000      1999      1998      1997      1996      2000        1999       1998      1997      1996
-------------------------------------------------------------------------------------------------------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $    1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
  0.058     0.047     0.050     0.051     0.050     0.058        0.047     0.050     0.051     0.050
 (0.058)   (0.047)   (0.050)   (0.051)   (0.050)   (0.058)      (0.047)   (0.050)   (0.051)   (0.050)
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
$ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $    1.000   $ 1.000   $ 1.000   $ 1.000
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
$ 1,978   $ 1,932   $ 2,741   $ 1,806   $   435   $ 5,718   $    9,034   $ 8,066   $19,872   $14,225
   6.0%     +4.8%     +5.2%     +5.2%     +5.1%      6.0%        +4.8%     +5.2%     +5.2%     +5.1%
  0.55%     0.53%     0.55%     0.55%     0.55%     0.55%        0.53%     0.55%     0.55%     0.55%
  5.90%     4.67%     4.98%     5.16%     4.95%     5.82%        4.67%     5.08%     5.10%     4.95%

$ 0.060     N/A     $ 0.049   $ 0.049   $ 0.047   $ 0.060       --       $ 0.049   $ 0.049   $ 0.047
  0.72%     N/A       0.67%     0.70%     0.82%      0.71       --         0.67%     0.70%     0.82%


               --------------------------------------------------

                              HIGH YIELD BOND FUND


                    CLASS 2                                            CLASS O
-------------------------------------------------------------------------------------------------------
                            YEAR ENDED DECEMBER 31,
-------------------------------------------------------------------------------------------------------
 2000      1999      1998      1997      1996      2000        1999       1998      1997      1996
-------------------------------------------------------------------------------------------------------
$  9.50   $  9.86   $ 11.70   $ 11.52   $ 10.53   $  9.48   $     9.89   $ 11.75   $ 11.53   $ 10.54
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
   0.96*     0.96*     0.97      0.99      1.02      1.03*        1.04*     1.09      1.08      1.16
  (1.33)    (0.35)    (1.84)     0.36      1.10     (1.32)       (0.36)    (1.86)     0.40      1.05
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
  (0.37)     0.61     (0.87)     1.35      2.12     (0.29)        0.68     (0.77)     1.48      2.21
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
  (0.91)    (0.97)    (0.97)    (0.98)    (1.03)    (1.02)       (1.09)    (1.09)    (1.07)    (1.12)
   --       --        --        (0.19)    (0.10)    --          --         --        (0.19)    (0.10)
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
  (0.97)    (0.97)    (0.97)    (1.17)    (1.13)    (1.09)       (1.09)    (1.09)    (1.26)    (1.22)
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
$  8.16   $  9.50   $  9.86   $ 11.70   $ 11.52   $  8.10   $     9.48   $  9.89   $ 11.75   $ 11.53
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
-------   -------   -------   -------   -------   -------   ----------   -------   -------   -------
$67,938   $84,527   $86,596   $76,042   $13,773   $13,027   $   13,537   $ 8,936   $ 2,386   $   393
 (4.1)%     +6.6%     -7.8%    +12.2%    +21.1%    (3.3)%        +7.3%     -6.9%    +13.4%    +22.0%
  1.74%     1.79%     1.99%     1.99%     1.99%     0.99%        1.02%     1.01%     0.99%     0.99%
 10.82%     9.95%     8.89%     7.87%     8.43%    11.56%       10.76%    10.85%     8.93%    10.64%
    79%       65%       66%       79%       85%       79%          65%       66%       79%       85%

  N/A     $ 0.96*   $  0.96   $  0.98   $  1.01     N/A     $    1.04*   $  1.08   $  1.07   $  1.13
  N/A       1.81%     2.07%     2.08%     2.24%     N/A          1.03%     1.09%     1.09%     1.24%


               --------------------------------------------------

                    Salomon Brothers Investment Series - 61

                              INVESTORS VALUE FUND



                                               CLASS A                                           CLASS B
                           ------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------------------
                            2000      1999      1998      1997      1996      2000      1999      1998      1997      1996
                           ------------------------------------------------------------------------------------------------
Net asset value,
beginning of year          $ 20.70   $ 22.04   $ 21.11   $ 18.89   $ 16.62   $ 20.43   $ 21.87   $ 21.00   $ 18.86   $ 16.61
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income         0.18*     0.21*     0.19      0.16      0.19      0.02*     0.04      0.05      0.04      0.08
Net gain (loss) on
 investments (both
 realized and unrealized)     2.80      2.29      2.91      4.64      4.63      2.77      2.26      2.85      4.58      4.60
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
operations                    2.98      2.50      3.10      4.80      4.82      2.79      2.30      2.90      4.62      4.68
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Dividends from net
investment income            (0.19)    (0.13)    (0.17)    (0.21)    (0.22)    (0.05)    (0.03)    (0.03)    (0.11)    (0.10)
Distributions from net
 realized gain on
 investments                 (3.08)    (3.71)    (2.00)    (2.37)    (2.33)    (3.08)    (3.71)    (2.00)    (2.37)    (2.33)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and
distributions                (3.27)    (3.84)    (2.17)    (2.58)    (2.55)    (3.13)    (3.74)    (2.03)    (2.48)    (2.43)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
year                       $ 20.41   $ 20.70   $ 22.04   $ 21.11   $ 18.89   $ 20.09   $ 20.43   $ 21.87   $ 21.00   $ 18.86
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net assets, end of year
(thousands)                $72,445   $32,817   $50,953   $57,105   $10,905   $80,960   $81,759   $75,189   $49,786   $ 9,433
Total return(3)              14.9%     11.5%    +15.2%    +26.2%    +30.3%     14.2%     10.6%    +14.3%    +25.3%    +29.2%
Ratios to average net
assets
   Expenses                  1.00%     0.87%     0.88%     0.95%     1.06%     1.73%     1.61%     1.63%     1.70%     1.82%
   Net investment income     0.85%     0.90%     0.87%     0.86%     0.94%     0.12%     0.16%     0.18%     0.12%     0.21%
Portfolio turnover rate        75%       66%       74%       62%       58%       75%       66%       74%       62%       58%


               --------------------------------------------------

                      NATIONAL INTERMEDIATE MUNICIPAL FUND


                                            CLASS A                                      CLASS B
                           ------------------------------------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------------------
                            2000     1999     1998     1997     1996     2000     1999     1998     1997     1996
                           ------------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $10.15   $10.61   $10.62   $10.35   $10.43   $10.11   $10.57   $10.59   $10.33   $10.42
                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net investment income        0.48*    0.48*    0.47     0.48     0.48     0.40     0.38*    0.39     0.40     0.40
Net gain (loss) on
 investment (both
 realized and unrealized)    0.27    (0.46)    --       0.28    (0.06)    0.27    (0.43)    --       0.28    (0.06)
                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total from investment
operations                   0.75     0.02     0.47     0.76     0.42     0.67    (0.05)    0.39     0.68     0.34
                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Dividends from net
investment income           (0.43)   (0.48)   (0.48)   (0.48)   (0.48)   (0.37)   (0.41)   (0.41)   (0.40)   (0.41)
Distributions in excess
 of net investment income   (0.05)    --       --       --       --      (0.04)    --       --      (0.01)    --
Distributions from net
 realized gain on
 investments                 --       --       --      (0.01)   (0.02)    --       --       --      (0.01)   (0.02)
                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Total dividends and
distributions               (0.48)   (0.48)   (0.48)   (0.49)   (0.50)   (0.41)   (0.41)   (0.41)   (0.42)   (0.43)
                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net asset value, end of
period                     $10.42   $10.15   $10.61   $10.62   $10.35   $10.37   $10.11   $10.57   $10.59   $10.33
                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
                           ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
Net assets, end of period
(thousands)                $3,140   $4,460   $2,545   $1,063   $  696   $4,765   $4,087   $2,763   $1,295   $  702
Total return(3)              7.6%     0.2%    +4.5%    +7.5%    +4.2%     6.8%     (0.5)%  +3.7%    +6.7%    +3.4%
Ratios to average net
assets:
   Expenses                 0.75%    0.63%    0.75%    0.75%    0.75%    1.50%    1.35%    1.50%    1.50%    1.50%
   Net investment income    4.68%    4.44%    4.28%    4.53%    4.62%    3.97%    3.70%    3.54%    3.75%    3.88%
Portfolio turnover rate       27%       4%       8%       1%      19%      27%       4%       8%       1%      19%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
   Net investment income
   per share               $ 0.31*  $ 0.33*  $ 0.37   $ 0.36   $ 0.35   $ 0.24*  $ 0.23*  $ 0.29   $ 0.28   $ 0.27
   Expense ratio            2.34%    2.06%    1.67%    1.82%    2.02%    3.10%    2.78%    2.42%    2.57%    2.77%


               --------------------------------------------------
(1) January 3, 1995, commencement of investment operations, through December 31, 1995.
(2) February 22, 1995, commencement of investment operations, through December 31, 1995.
(3) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value onthe payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(4) Annualized.
*  Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 62

                              INVESTORS VALUE FUND


                    CLASS 2                                             CLASS O
------------------------------------------------------------------------------------------------------
                                       YEAR ENDED DECEMBER 31,
------------------------------------------------------------------------------------------------------
  2000     1999      1998      1997      1996       2000       1999       1998       1997       1996
------------------------------------------------------------------------------------------------------
$ 20.46   $ 21.88   $ 21.01   $ 18.86   $ 16.61   $  20.09   $  22.05   $  21.13   $  18.90   $  16.61
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
   0.02*     0.03*     0.05      0.04      0.07       0.24*      0.26*      0.25       0.24       0.25
   2.78      2.30      2.84      4.59      4.60       2.80       2.31       2.90       4.60       4.62
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
   2.80      2.33      2.89      4.63      4.67       3.04       2.57       3.15       4.84       4.87
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  (0.05)    (0.04)    (0.02)    (0.11)    (0.09)     (0.27)     (0.22)     (0.23)     (0.24)     (0.25)
  (3.08)    (3.71)    (2.00)    (2.37)    (2.33)     (3.08)     (3.71)     (2.00)     (2.37)     (2.33)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  (3.13)    (3.75)    (2.02)    (2.48)    (2.42)     (3.35)     (3.93)     (2.23)     (2.61)     (2.58)
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$ 20.13   $ 20.46   $ 21.88   $ 21.01   $ 18.86   $  20.38   $  20.69   $  22.05   $  21.13   $  18.90
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
-------   -------   -------   -------   -------   --------   --------   --------   --------   --------
$25,580   $17,883   $17,680   $11,701   $ 1,959   $702,394   $662,248   $650,916   $608,401   $518,361
  14.2%    +10.7%    +14.3%    +25.2%    +29.3%                 11.7%     +15.4%     +26.5%     +30.6%
  1.74%     1.61%     1.63%     1.70%     1.80%      0.73%      0.63%      0.63%      0.69%      0.76%
  0.11%     0.15%     0.18%     0.13%     0.23%      1.12%      1.16%      1.15%      1.15%      1.36%
    75%       66%       74%       62%       58%        75%        66%        74%        62%        58%


               --------------------------------------------------

                      NATIONAL INTERMEDIATE MUNICIPAL FUND


             CLASS 2                             CLASS O
----------------------------------------------------------------------------------------
                            YEAR ENDED DECEMBER 31,
----------------------------------------------------------------------------------------
 2000     1999     1998     1997     1996     2000     1999     1998     1997      1996
----------------------------------------------------------------------------------------
$10.13   $10.57   $10.59   $10.33   $10.42   $10.15   $10.60   $10.61   $ 10.34   $10.46
------   ------   ------   ------   ------   ------   ------   ------   -------   ------
  0.44*    0.41*    0.39     0.40     0.40     0.50*    0.49*    0.48      0.50     0.50
  0.26    (0.44)    --       0.28    (0.06)    0.28    (0.44)    0.01      0.28    (0.07)
------   ------   ------   ------   ------   ------   ------   ------   -------   ------
  0.70    (0.03)    0.39     0.68     0.34     0.78     0.05     0.49      0.78     0.43
------   ------   ------   ------   ------   ------   ------   ------   -------   ------
 (0.37)   (0.41)   (0.41)   (0.40)   (0.41)   (0.45)   (0.50)   (0.50)    (0.50)   (0.50)
 (0.04)    --       --      (0.01)    --      (0.05)    --       --       --        --
  --       --       --      (0.01)   (0.02)    --       --       --       (0.01)   (0.02)
------   ------   ------   ------   ------   ------   ------   ------   -------   ------
 (0.41)   (0.41)   (0.41)   (0.42)   (0.43)   (0.50)   (0.50)   (0.50)    (0.51)   (0.52)
------   ------   ------   ------   ------   ------   ------   ------   -------   ------
$10.42   $10.13   $10.57   $10.59   $10.33   $10.43   $10.15   $10.60   $ 10.61   $10.34
------   ------   ------   ------   ------   ------   ------   ------   -------   ------
------   ------   ------   ------   ------   ------   ------   ------   -------   ------
$1,229   $2,183   $2,291   $  514   $  468   $  390   $2,544   $8,211   $11,286   $9,786
 7.10%   (0.3)%    +3.7%    +6.7%    +3.4%     7.9%     0.5%    +4.8%     +7.8%    +4.3%
 1.25%    1.16%    1.50%    1.50%    1.50%    0.50%    0.41%    0.50%     0.50%    0.50%
 4.24%    3.91%    3.51%    3.81%    3.88%    4.92%    4.75%    4.58%     4.79%    4.88%
   27%       4%       8%    1.00%      19%      27%       4%       8%        1%      19%

$ 0.28*  $ 0.26*  $ 0.29   $ 0.28   $ 0.27   $ 0.34*  $ 0.34*  $ 0.38   $  0.39   $ 0.37
 2.85%    2.60%     2.42%    2.57%    2.77%   2.08%     1.86%    1.42%     1.57%    1.77%


               --------------------------------------------------

                    Salomon Brothers Investment Series - 63

                      NEW YORK MUNICIPAL MONEY MARKET FUND


                                               CLASS A                                           CLASS B
                           -------------------------------------------------------------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                           -------------------------------------------------------------------------------------------------
                             2000     1999      1998      1997     1996(1)    2000      1999      1998      1997     1996(1)
                           -------------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income        0.037     0.029     0.031     0.034     0.006     0.037     0.029     0.031     0.034     0.006
Dividends from net
investment income           (0.037)   (0.029)   (0.031)   (0.034)   (0.006)   (0.037)   (0.029)   (0.031)   (0.034)   (0.006)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
period                     $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net assets, end of period
(thousands)                $ 4,413   $ 5,810   $ 5,372   $ 3,808   $   360   $    12   $   258   $    25   $    25   $    25
Total return(2)               3.8%      2.9%     +3.2%     +3.5%     +0.6%      3.8%      2.9%     +3.2%     +3.5%     +0.6%
Ratios to average net
assets:
  Expenses                   0.38%     2.85%     3.15%     3.39%     3.56%(3)   3.37%    2.99%     3.21%     3.32%     3.40%(3)
  Net investment income      3.68%     0.41%     0.41%     0.50%     0.38%(3)   0.38%    0.42%     0.42%     0.43%     0.40%(3)
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income
  per share                    N/A       N/A       N/A       N/A   $ 0.006       N/A       N/A       N/A       N/A   $ 0.006
  Expense ratio                N/A       N/A       N/A       N/A    0.39%(3      N/A       N/A       N/A       N/A    0.41%(3


                  -------------------------------------------

(1) November 1, 1996, commencement of investment operations, through December 31, 1996.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Total return calculated for a period of less than one year is not annualized.
(3) Annualized.
                             SMALL CAP GROWTH FUND


                                                             CLASS A                              CLASS B
                                                  ------------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                  ------------------------------------------------------------------
                                                    2000       1999     1998(1)           2000      1999     1998(1)
                                                  ------------------------------------------------------------------
Net asset value, beginning of period                 17.23      11.59     10.00            17.01     11.55     10.00
                                                  --------   --------   ------          --------
Net investment loss                                  (0.04)*    (0.07)   (0.02)            (0.17)*   (0.17)   (0.06)
Net gain on investments (both realized and
 unrealized)                                          2.55       6.63     1.61              2.52      6.55     1.61
                                                  --------   --------   ------          --------
Total from investment operations                      2.51       6.56     1.59              2.35      6.38     1.55
                                                  --------   --------   ------          --------
Dividends from net investment income                 --         --        --               --        --        --
Distributions from net realized gain on
 investments                                         (5.51)     (0.92)    --               (5.51)    (0.92)    --
                                                  --------   --------   ------          --------   -------
Total dividends and distributions                    (5.51)     (0.92)    --               (5.51)    (0.92)    --
                                                  --------   --------   ------          --------   -------
Net asset value, end of period                    $  14.23   $  17.23   $11.59          $  13.85   $ 17.01   $11.55
                                                  --------   --------   ------          --------   -------
                                                  --------   --------   ------          --------   -------
Net assets, end of period (thousands)             $178,307   $167,281   $3,205          $132,219   $124,560  $3,850

Total return(2)                                      14.1%      57.5%   +15.9%             13.2%     56.2%   +15.5%
Ratios to average net assets:
  Expenses                                           1.39%      1.37%    1.50%(3)          2.14%     2.12%    2.25%(3)
  Net investment income                            (0.25)%    - 0.52%   - 0.51%(3)       (1.00)%   - 1.23%   - 1.21%(3)
Portfolio turnover rate                               123%       142%      96%              123%      142%      96%
Before applicable waiver of management fee,
 expenses
 absorbed by SBAM and credits earned on cash
 balances, net investment income per share and
 expense ratios would have been:
  Net investment loss per share                        N/A*  $  (0.08)  $(0.06)              N/A*  $ (0.17)  $(0.10)
  Expense ratio                                        N/A      1.40%    2.30%(3)            N/A      2.15%  3.05%(3)


                  -------------------------------------------
(1) July 1, 1998 commencement of investment operations, through December 31,
    1998.
(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(3) Annualized.

 * Per share amounts have been calculated using the overage shares method.


 # Amount represents less than $0.01 per share.


                    Salomon Brothers Investment Series - 64

                      NEW YORK MUNICIPAL MONEY MARKET FUND


                      CLASS 2                                             CLASS O
  ------------------------------------------------------------------------------------------------------
                                         YEAR ENDED DECEMBER 31,
  ------------------------------------------------------------------------------------------------------
   2000      1999      1998      1997     1996(1)   2000       1999       1998       1997       1996
  ------------------------------------------------------------------------------------------------------
  $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
  -------   -------   -------   -------   -------   --------   --------   --------   --------   --------
     0.37     0.029     0.031     0.034     0.006      0.037      0.029      0.031      0.034      0.032
    (0.37)   (0.029)   (0.031)   (0.034)   (0.006)    (0.037)    (0.029)    (0.031)    (0.034)    (0.032)
  -------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  $ 1.000   $ 1.000   $ 1.000   $ 1.000   $ 1.000   $  1.000   $  1.000   $  1.000   $  1.000   $  1.000
  -------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  -------   -------   -------   -------   -------   --------   --------   --------   --------   --------
  $     1   $    33   $   153   $    25   $    25   $138,146   $168,701   $195,584   $305,419   $273,734
     3.8%      2.9%     +3.2%     +3.5%     +0.6%       3.8%       2.9%      +3.2%      +3.5%      +3.3%
    0.39%     0.40%     0.34%     0.47%     0.40%(3)    0.38%     0.41%      0.43%      0.47%      0.53%
    3.65%     2.78%     3.13%     3.40%     3.40%(3)    3.69%     2.85%      3.14%      3.39%      3.25%

      N/A       N/A       N/A       N/A   $ 0.006        N/A      --         --         --      $  0.032
      N/A       N/A       N/A       N/A    0.41%(3       N/A      --         --         --         0.53%


                  -------------------------------------------
                             SMALL CAP GROWTH FUND


                  CLASS 2                                  CLASS O
      ------------------------------------------------------------------------
                               YEAR ENDED DECEMBER 31,
      --------------------------------------------------------------------------
       2000         1999        1998(1)          2000        1999        1998(1)
      --------------------------------------------------------------------------
        17.04        11.56        10.00          17.29        11.60        10.00
      -------      -------      ------          ------
        (0.17)*     (0.17)*      (0.06)          (0.00)*     (0.06)*      (0.01)
         2.52        6.57         1.62            2.56        6.67         1.61
      -------      -------      ------          ------      ------       ------
         2.35        6.40         1.56            2.56        6.61         1.60
      -------      -------      ------          ------      ------       ------
         --          --           --              --          --           --
        (5.51)      (0.92)        --             (5.51)      (0.92)        --
      -------      -------      ------          ------      ------       ------
        (5.51)      (0.92)        --             (5.51)      (0.92)        --
      -------      -------      ------          ------      ------       ------
      $ 13.88      $17.04       $11.56          $14.34      $17.29       $11.60
      -------      -------      ------          ------      ------       ------
      -------      -------      ------          ------      ------       ------
      $16,468      $14,285      $1,471          $  621      $   67       $   67
      -------      -------      ------          ------      ------       ------
        13.2%       56.3%       +15.6%           14.4%       57.9%       +16.0%
        2.14%       2.14%        2.25%(3)        1.17%       1.24%        1.25%(3)
        1.00%      - 1.22%      - 1.35%(3)      (0.01)%     - 0.49%      - 0.18%(3)
         123%       1.42%          96%            123%       1.42%          96%
          N/A*     $(0.17)*     $(0.10)           N/A*      $(0.06)      $(0.05)
          N/A       2.18%       3.05%(3)           N/A       1.27%       2.05%(3)


                  -------------------------------------------

                    Salomon Brothers Investment Series - 65

                              STRATEGIC BOND FUND


                                               CLASS A                                           CLASS B
                           ------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------------------
                            2000      1999      1998      1997      1996      2000      1999      1998      1997      1996
                           ------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $  9.81   $ 10.19   $ 10.94   $ 10.83   $ 10.53   $  9.81   $ 10.18   $ 10.93   $ 10.82   $ 10.53
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net investment income         0.91*     0.88*     0.76      0.76(3)   0.87(3)   0.84*    0.81*     0.69*     0.67(3)    0.79(3)
Net gain (loss) on
 investments (both
 realized and unrealized)    (0.74)    (0.41)    (0.65)     0.41      0.55     (0.74)    (0.41)    (0.66)     0.41      0.53
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total from investment
 operations                   0.17      0.47      0.11      1.17      1.42      0.10      0.40      0.03      1.08      1.32
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Dividends from net
 investment
 income                      (0.85)    (0.85)    (0.85)    (0.89)    (0.94)    (0.77)    (0.77)    (0.77)    (0.80)    (0.85)
Dividends in excess of
 net
 investment income           --        --        --        --        (0.01)    --        --        --        --         0.01
Distributions from net
 realized gain
 on investments              --        --        (0.01)    (0.17)    (0.17)    --        --        (0.01)    (0.17)    (0.17)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Total dividends and
 distributions               (0.85)    (0.85)    (0.86)    (1.06)    (1.12)    (0.77)    (0.77)    (0.78)    (0.97)    (1.03)
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net asset value, end of
 period                    $  9.13   $  9.81   $ 10.19   $ 10.94   $ 10.83   $  9.14   $  9.81   $ 10.18   $ 10.93   $ 10.82
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
Net assets, end of period
 (thousands)               $15,871   $18,571   $21,995   $17,150   $ 8,345   $65,645   $69,289   $67,928   $47.921   $14.291
Total return(4)               1.8%      5.0%     +1.1%    +11.2%    +14.1%      1.0%      4.2%     +0.3%    +10.4%    +13.0%
Ratios to average net
 assets:
  Expenses                   1.24%     1.24%     1.24%     1.24%     1.24%     1.99%     1.99%     1.99%     1.99%     1.98%
  Net investment income      9.61%     8.94%     7.11%     6.99%     8.09%     8.84%     8.20%     6.37%     6.12%     7.34%
Portfolio turnover rate        84%      114%      109%      184%      122%       84%      114%      109%      184%      122%
Before applicable waiver
 of
 management fee, expenses
 absorbed by SBAM and
 credits
 earned on custodian cash
 balances, net investment
 income
 per share and expense
 ratios
 would have been:
  Net investment income
  per share                $  0.90*  $  0.86*  $  0.74   $  0.73   $  0.79   $  0.83   $  0.79*  $  0.67   $  0.64   $  0.71
  Expense ratio               1.39%     1.44%     3.78%     3.81%     5.50%     2.13%     2.19%     2.18%     2.28%     2.73%


               --------------------------------------------------

                                 BALANCED FUND


                                               CLASS A                                           CLASS B
                           --------------------------------------------------------------------------------------------------
                                                                YEAR ENDED DECEMBER 31,
                           --------------------------------------------------------------------------------------------------
                              2000      1999      1998      1997      1996      2000      1999       1998      1997      1996
                           --------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $ 12.81   $ 13.11   $ 13.13   $ 11.82   $ 10.55   $ 12.76   $ 13.08   $  13.12   $ 11.82   $ 10.54
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
Net investment income(3)      0.54*     0.50      0.56      0.55      0.54      0.44*     0.40       0.45      0.45      0.45
Net gain on investments
 (both
 realized and unrealized)     0.44     (0.08)     0.26      1.65      1.35      0.44     (0.08)      0.26      1.65      1.35
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
Total from investment
 operations                   0.98      0.42      0.82      2.20      1.89      0.88      0.32       0.71      2.10      1.80
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
Dividends from net
 investment
 income                      (0.50)    (0.50)    (0.55)    (0.53)    (0.52)    (0.42)    (0.42)     (0.46)    (0.44)    (0.42)
Distributions from net
 realized gain
 on investments              (0.45)    (0.22)    (0.29)    (0.36)    (0.10)    (0.45)    (0.22)     (0.29)    (0.36)    (0.10)
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
Total dividends and
 distributions               (0.95)    (0.72)    (0.84)    (0.89)    (0.62)    (0.87)    (0.64)     (0.75)    (0.80)    (0.52)
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
Net asset value, end of
 period                    $ 12.84   $ 12.81   $ 13.11   $ 13.13   $ 11.82   $ 12.77   $ 12.76   $  13.08   $ 13.12   $ 11.82
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
                           -------   -------   -------   -------   -------   -------   -------   --------   -------   -------
Net assets end of period
 (thousands)               $24,290   $35,386   $51,443   $53,024   $21,109   $73,311   $97,656   $120,816   $87,549   $28,043
Total return(4)               7.9%      3.2%     +6.4%    +19.1%    +18.3%      7.1%      2.4%       5.5%    +18.2%    +17.4%
Ratios to average net
 assets:
  Expenses                   0.95%     0.95%     0.85%     0.77%     0.75%     1.70%     1.70%      1.60%     1.52%     1.50%
  Net investment income      4.19%     3.97%     4.17%     4.29%     4.81%     3.43%     3.03%      3.41%     3.54%     4.06%
Portfolio turnover rate        28%       34%       63%       70%       76%       28%       34%        63%       70%       76%
Before applicable waiver
 of
 management fee, expenses
 absorbed by SBAM and
 credits
 earned on custodian cash
 balances, net investment
 income
 per share and expense
 ratios
 would have been:
  Net investment income
  per share                $ 0.51*   $  0.47   $  0.51   $  0.49   $  0.44   $ 0.41*   $  0.37   $   0.41   $  0.39   $  0.36
  Expense ratio              1.18%     1.17%     1.17%     1.24%     1.61%     1.93%     1.92%      1.92%     1.99%     2.36%


               --------------------------------------------------

(1) February 22, 1995, commencement of investment operations through December 31, 1995.
(2) September 11, 1995, commencement of investment operations, through December 31, 1995.
(3) Per share information calculated using the average shares outstanding method.
(4) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.
(5) Annualized.
*   Per share amounts have been calculated using the average shares method.

                    Salomon Brothers Investment Series - 66

                              STRATEGIC BOND FUND


                    CLASS 2                                           CLASS O
-----------------------------------------------------------------------------------------------------------
                                     YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------
 2000      1999      1998      1997      1996      2000      1999      1998      1997      1996
-----------------------------------------------------------------------------------------------------------
$  9.84   $ 10.18   $ 10.94   $ 10.82   $ 10.53   $  9.80   $ 10.18   $ 10.93   $ 10.82   $ 10.53
-------   -------   -------   -------   -------   -------   -------   -------
   0.87(3)*  0.83*(3)  0.69      0.66(3)   0.78(3)   0.94(3)*  0.91(3)*  0.77      0.78(3)   0.92(3)
  (0.75)    (0.40)    (0.67)     0.43      0.54     (0.74)    (0.41)    (0.63)     0.41      0.51
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.12      0.43      0.02      1.09      1.32      0.20      0.50      0.14      1.19      1.43
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.77)    (0.77)    (0.77)    (0.80)    (0.85)    (0.88)    (0.88)    (0.88)    (0.91)    (0.96)

   --       --        --        --        (0.01)    --        --        --        --        (0.01)
   --       --        (0.01)    (0.17)    (0.17)    --        --        (0.01)    (0.17)    (0.17)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.77)    (0.77)    (0.78)    (0.97)    (1.03)    (0.88)    (0.88)    (0.89)    (1.08)    (1.14)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$  9.19   $  9.84   $ 10.18   $ 10.94   $ 10.82   $  9.12   $  9.80   $ 10.18   $ 10.93   $ 10.82
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$20,152   $22,857   $27,327   $20,220   $ 4,575   $   569   $   594   $   498   $   649   $ 3,817
    1.2%      4.5%     +0.2%    +10.5%    +13.1%      2.1%      5.3%     +1.3%    +11.5%    +14.2%
   1.74%     1.76%     1.99%     1.99%     1.98%     0.99%     0.99%     0.99%     0.96%     1.00%
   9.11%     8.43%     6.37%     6.09%     7.26%     9.85%     9.30%     7.37%     7.22%     8.65%
     84%      114%      109%      184%      122%       84%      114%      109%      184%      122%

$  0.86(3)* $  0.81(3)* $  0.67 $  0.63 $  0.70   $  0.92(3)* $  0.89(3)* $  0.75 $  0.75 $  0.84
   1.89%     1.96%     2.18%     2.28%     2.72%     1.14%     1.19%     1.18%     1.25%     1.74%


               --------------------------------------------------

                                 BALANCED FUND


                    CLASS 2                                           CLASS O
-----------------------------------------------------------------------------------------------------------
                                YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------------------------------------------------
 2000      1999      1998      1997      1996      2000      1999      1998      1997      1996
-----------------------------------------------------------------------------------------------------------
$ 12.79   $ 13.11   $ 13.15   $ 11.85   $ 10.56   $ 12.88   $ 13.18   $ 13.20   $ 11.88   $ 10.57
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.44(3)*  0.41      0.45      0.45      0.46      0.58(3)   0.54      0.59      0.59      0.57
   0.45     (0.09)     0.26      1.65      1.35      0.43     (0.09)     0.26      1.65      1.39
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
   0.89      0.32      0.71      2.10      1.81      1.01      0.45      0.85      2.24      1.96
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.42)    (0.42)    (0.46)    (0.44)    (0.42)    (0.53)    (0.53)    (0.58)    (0.56)    (0.55)

  (0.45)    (0.22)    (0.29)    (0.36)    (0.10)    (0.45)    (0.22)    (0.29)    (0.36)    (0.10)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
  (0.87)    (0.64)    (0.75)    (0.80)    (0.52)    (0.98)    (0.75)    (0.87)    (0.92)    (0.65)
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
$ 12.81   $ 12.79   $ 13.11   $ 13.15   $ 11.85   $ 12.91   $ 12.88   $ 13.18   $ 13.20   $ 11.88
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------
-------   -------   -------   -------   -------   -------   -------   -------   -------   -------

$15,496   $21,030   $29,458   $21,085   $ 3,445   $ 1,504   $ 1,460   $ 1,523   $ 1,227   $   213
    7.2%      2.4%     +5.5%    +18.1%    +17.5%      8.1%      3.4%     +6.6%    +19.3%    +19.0%

   1.70%     1.70%     1.60%     1.52%     1.50%     0.70%     0.70%     0.60%     0.52%     0.50%
   3.45%     3.04%     3.41%     3.52%     4.07%     4.45%     4.00%     4.41%     4.60%     5.13%
     28%       34%       63%       70%       76%       28%       34%       63%       70%       76%

$  0.41(3)* $0.38    $ 0.41    $ 0.39   $  0.36   $  0.55(3)* $0.51   $  0.55   $  0.53   $  0.47
   1.94%     1.92%     1.92%     1.99%     2.36%     0.93%     0.92%     0.92%     1.00%     1.36%


                    Salomon Brothers Investment Series - 67

                          U.S. GOVERNMENT INCOME FUND


                                            CLASS A                                        CLASS B
                           ------------------------------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31,
                           ------------------------------------------------------------------------------------------
                            2000     1999     1998     1997     1996     2000      1999      1998      1997     1996
                           ------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $ 9.84   $10.28   $10.20   $10.07   $10.32   $  9.85   $ 10.29   $ 10.20   $10.06   $10.32
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
Net investment income        0.69*    0.54*    0.55     0.58     0.54      0.62*     0.49*     0.48     0.51     0.46
Net gain (loss) on
 investment (both
 realized and unrealized)    0.06    (0.39)    0.21     0.19    (0.19)     0.07     (0.42)     0.21     0.19    (0.20)
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
Total from investment
operations                   0.75     0.15     0.76     0.77     0.35      0.69      0.07      0.69     0.70     0.26
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
Dividends from net
investment income           (0.68)   (0.59)   (0.57)   (0.54)   (0.54)    (0.59)    (0.51)    (0.49)   (0.46)   (0.46)
Distributions from net
 realized gain on
 investments                 --       --      (0.11)   (0.10)   (0.06)    --        --        (0.11)   (0.10)   (0.06)
Distributions in excess
 of net investment income    --       --       --       --       --       --        --        --        --       --
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
Total dividends and
distributions               (0.68)   (0.59)   (0.68)   (0.64)   (0.60)    (0.59)    (0.51)    (0.60)   (0.56)   (0.52)
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
Net asset value, end of
period                     $ 9.91   $ 9.84   $10.28   $10.20   $10.07   $  9.95   $  9.85   $ 10.29   $10.20   $10.06
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
                           ------   ------   ------   ------   ------   -------   -------   -------   ------   ------
Net assets, end of period
(thousands)                $7,773   $5,771   $6,744   $1,320   $1,188   $14,832   $16,109   $15,315   $2,531   $1,266
Total return(2)              7.9%    +1.5%    +7.6%    +7.9%    +3.6%      7.2%     +0.7%     +6.9%    +7.2%    +2.7%

Ratios to average net
assets:
  Expenses, including
  interest                  0.96%     --       --       --       --       1.73%     --        --        --       --
  Expenses, excluding
  interest (operating
  expense)                  0.84%    0.85%    0.85%    0.85%    0.84%     1.60%     1.60%     1.60%    1.60%    1.59%
  Net investment income     6.99%    5.34%    4.98%    5.77%    5.22%     6.34%     4.85%     4.20%    4.96%    4.51%
Portfolio turnover rate       51%      96%     173%     261%     365%       51%       96%      173%     261%     365%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been:
  Net investment income
  per share                $ 0.62*  $ 0.45*  $ 0.47   $ 0.47   $ 0.38   $  0.55*  $  0.40*  $  0.39   $ 0.39   $ 0.30
  Expense ratio              1.60%    1.67%    1.63%    2.02%    2.21%     2.37%     2.42%     2.39%    2.77%    2.96%


               --------------------------------------------------
                           INTERNATIONAL EQUITY FUND


                                  CLASS A                  CLASS B                 CLASS 2                 CLASS O
                           ----------------------------------------------------------------------------------------------
                                                              YEAR ENDED DECEMBER 31,
                           ----------------------------------------------------------------------------------------------
                            2000       1999(4)       2000      1999(4)       2000      1999(4)       2000      1999(4)
                           ----------------------------------------------------------------------------------------------
Net asset value,
beginning of period        $ 12.49   $      10.00   $12.47   $      10.00   $12.46   $      10.00   $12.49   $      10.00
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
Net investment income        (0.04)         (0.03)   (0.13)         (0.04)   (0.13)         (0.04)   (0.02)         (0.02)
Net gain (loss) on
 investment (both
 realized and unrealized)    (2.85)          2.52    (2.83)          2.51    (2.83)          2.50    (2.85)          2.51
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
Total from investment
operations                   (2.89)          2.49    (2.96)          2.47    (2.96)          2.46    (2.87)          2.49
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
Dividends from net
investment income            --           --          --          --          --          --          --          --
Distributions from net
 realized gain on
 investments                 --           --          --          --          --          --          --          --
Distributions in excess
 of net investment income    --           --          --          --          --          --          --          --
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
Total dividends and
distributions                --           --          --          --          --          --          --          --
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
Net asset value, end of
period                     $  9.60   $      12.49   $ 9.51   $      12.47   $ 9.50   $      12.46   $ 9.62   $      12.49
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
                           -------   ------------   ------   ------------   ------   ------------   ------   ------------
Net assets, end of period
(thousands)                $12,472   $      2,538   $4,685   $      3,863   $4,384   $      2,441   $1,012   $      1,262
Total return(2)            (23.1)%          24.9%   (23.7)%         24.7%   (23.8)%         24.6%   (23.0)%         24.9%

Ratios to average net
assets(3):
  Expenses                   1.75%          1.75%    2.50%          2.50%    2.50%          2.50%    1.50%          1.50%
  Net investment income    (0.41)%        - 1.39%   (1.19)%       - 2.30%   (1.15)%       - 2.13%   (0.22)%       - 0.83%
Portfolio turnover rate         1%             1%       1%             1%       1%             1%       1%             1%
Before applicable waiver
 of management fee,
 expenses absorbed by
 SBAM and credits earned
 on custodian cash
 balances, net investment
 income per share and
 expense ratios would
 have been(3):
  Net investment income
  per share                $ (0.08)  $      (0.08)  $(0.17)  $      (0.09)  $(0.17)  $      (0.09)  $(0.06)  $      (0.07)
  Expense ratio               2.10%          4.36%    2.85%          5.11%    2.85%          5.09%    1.85%          4.05%



               --------------------------------------------------



(1) February 22, 1995, commencement of investment operations, through December 31, 1995.


(2) Total return is calculated assuming a $1,000 investment on the first day of each period reported, reinvestment of all dividends at the net asset value on the payable date, and a sale at net asset value on the last day of each period reported. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total return. Total return calculated for a period of less than one year is not annualized.


(3) Annualized.


(4) For the period from October 25, 1999 (inception) to December 31, 1999.


(5) For the period from October 25, 1999 (inception) to December 31, 1999.


(6) For the period from October 26, 1999 (inception) to December 31, 1999.


(7) Amount represents less than $0.01 per share.


 *  Per share amounts have been calculated using the average shares method.


                    Salomon Brothers Investment Series - 68

                          U.S. GOVERNMENT INCOME FUND



                   CLASS 2                                      CLASS O
  ---------------------------------------------------------------------------------------
                                  YEAR ENDED DECEMBER 31,
  ---------------------------------------------------------------------------------------
   2000     1999     1998     1997     1996     2000     1999     1998     1997     1996
  ---------------------------------------------------------------------------------------
  $ 9.86   $10.28   $10.19   $10.05   $10.32   $ 9.85*  $10.29   $10.19   $10.06   $10.32
  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   0.65*     0.49*    0.48     0.51     0.46     0.72*    0.57*    0.57     0.61     0.56

    0.06    (0.40)    0.21     0.19    (0.21)    0.08    (0.40)    0.23     0.18    (0.20)
  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
    0.71     0.09     0.69     0.70     0.25     0.80     0.17     0.80     0.79     0.36
  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   (0.59)   (0.51)   (0.49)   (0.46)   (0.46)   (0.71)   (0.61)   (0.59)   (0.56)   (0.56)

     --      --      (0.11)   (0.10)   (0.06)    --       --      (0.11)   (0.10)   (0.06)

     --      --       --       --       --       --       --       --       --       --
  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
   (0.59)   (0.51)   (0.60)   (0.56)   (0.52)   (0.71)   (0.61)   (0.70)   (0.66)   (0.62)
  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  $ 9.98   $ 9.86   $10.28   $10.19   $10.05   $ 9.94   $ 9.85   $10.29   $10.19   $10.06
  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
  $4,193   $5,351   $4,715   $  751   $  422   $  445   $3,294   $3,330   $9,553   $9,375
    7.4%    +0.9%    +6.9%    +7.0%    +2.7%     8.5%    +1.8%    +8.1%    +8.1%    +3.7%

   1.48%     --       --       --       --      0.72%     --       --       --       --
   1.35%    1.37%    1.60%    1.59%    1.60%    0.60%    0.60%    0.60%    0.60%    0.60%
   6.61%    4.91%    4.25%    4.94%    4.51%    7.37%    5.65%    5.52%    6.01%    5.53%
     51%      96%     173%     261%     365%      51%      96%     173%     261%     365%

  $ 0.58*  $ 0.40*  $ 0.39   $ 0.39   $ 0.31   $ 0.65*  $ 0.48*  $ 0.44   $ 0.49   $ 0.41
    2.12%    2.20%    2.39%    2.76%    2.97%    1.36%    1.42%    1.38*%   1.77%    1.97%



               --------------------------------------------------


                             LARGE CAP GROWTH FUND



    ---------------------------------------------------------------------------------------------------------------------
       2000          1999(5)         2000          1999(5)         2000          1999(5)         2000          1999(5)
    ---------------------------------------------------------------------------------------------------------------------
              CLASS A                       CLASS B                       CLASS 2                       CLASS O
    ---------------------------------------------------------------------------------------------------------------------
          11.18          10.00          11.17          10.00          11.16          10.00          11.18          10.00
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
          (0.06)         (0.01)         (0.14)         (0.02)         (0.14)         (0.02)         (0.03)          0.00(7)*
          (1.73)          1.19          (1.72)          1.19          (1.70)          1.18          (1.72)          1.18
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
          (1.79)   $      1.18          (1.86)          1.17          (1.84)          1.16          (1.76)          1.18
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
         --            --             --             --             --             --             --             --
          (0.02)       --               (0.02)       --               (0.02)       --               (0.02)       --
          (0.00)*      --               (0.00)*      --               (0.00)*      --               (0.00)*      --
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
          (0.02)       --               (0.02)       --               (0.02)       --               (0.02)       --
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    $      9.37    $     11.18    $      9.29    $     11.17    $      9.30    $     11.16    $      9.40    $     11.18
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    -----------    -----------    -----------    -----------    -----------    -----------    -----------    -----------
    $     2,199    $     2,070    $     6,709    $     6,243    $     2,362    $     1,234    $     1,626    $     1,917
          (16.0)%        11.8%          (16.6)%        11.7%          (16.5)%        11.6%          (15.7)%        11.8%

          1.45%          1.44%          2.20%          2.21%          2.20%          2.19%          1.20%          1.21%
          (0.51)%        (0.37)%        (1.26)%        (1.17)%        (1.27)%        (1.14)%         (.25)%      - 0.11%
            79%            10%            79%            10%            79%            10%            79%            10%
          (0.10)
    $              $     (0.07)   $     (0.18)   $     (0.08)   $     (0.18)   $     (0.08)   $     (0.07)   $     (0.07)
           1.88%          4.02%          2.63%          4.73%          2.63%          4.71%          1.62%          3.88%


                    Salomon Brothers Investment Series - 69

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   ADDITIONAL INFORMATION ABOUT THE FUNDS

   SHAREHOLDER REPORTS
----------------------
   Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected each fund's performance during its last fiscal period.

   STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------
   The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus. The funds send only one report to a household if more than one account has the same address. Contact the transfer agent if you do not want this policy to apply to you.

   HOW TO OBTAIN ADDITIONAL INFORMATION
---------------------------------------

   You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, writing the funds at Seven World Trade Center, New York, NY 10048 or calling your Financial Consultant.

   You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's
   Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. You can also obtain the same reports and information free from the EDGAR Database on the Commission's web site at http://www.sec.gov.

   If someone makes a statement about the funds that is not in this prospectus, you should not rely upon that information. Neither the funds nor the distributor is offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

   (Investment Company Act file no. 811-06087, 811-02667, 811-14025)

SALOMON BROTHERS
-----------------
ASSET MANAGEMENT




SEVEN WORLD TRADE CENTER
NEW YORK, NEW YORK 10048


1-800-SALOMON
WWW.SBAM.COM


SBPRO 4/00

                      STATEMENT OF ADDITIONAL INFORMATION

                       SALOMON BROTHERS INVESTMENT SERIES
                              7 WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                                 (800) SALOMON
                                 (800) 725-6666

Salomon Brothers Investment Series consists of Salomon Brothers Asia Growth Fund (the 'Asia Growth Fund'), Salomon Brothers Capital Fund Inc (the 'Capital Fund'), Salomon Brothers Cash Management Fund (the 'Cash Management Fund'), Salomon Brothers High Yield Bond Fund (the 'High Yield Bond Fund'), Salomon Brothers International Equity Fund ('International Equity Fund'), Salomon Brothers Investors Value Fund Inc (the 'Investors Value Fund'), Salomon Brothers Large Cap Growth Fund ('Large Cap Growth Fund'), Salomon Brothers National Intermediate Municipal Fund (the 'National Intermediate Municipal Fund'), Salomon Brothers New York Municipal Money Market Fund (the 'New York Municipal Money Market Fund'), Salomon Brothers Small Cap Growth Fund (the 'Small Cap Growth Fund'), Salomon Brothers Strategic Bond Fund (the 'Strategic Bond Fund'), Salomon Brothers Balanced Fund (the 'Balanced Fund'), Salomon Brothers U.S. Government Income Fund (the 'U.S. Government Income Fund') (each, a 'Fund' and collectively, the 'Funds'). Each of the Funds, except for the Investors Value Fund and the Capital Fund, is an investment portfolio of the Salomon Brothers Series Funds Inc (the 'Series Funds'), an open-end investment company incorporated in Maryland on April 17, 1990. The Asia Growth Fund is a non-diversified portfolio and the other Funds which are part of the Series Funds are diversified portfolios. The Investors Value Fund is a diversified open-end management investment company incorporated in Maryland on April 2, 1958. The Capital Fund is a non-diversified open-end management investment company incorporated in Maryland on August 23, 1976. The Series Funds, Capital Fund and Investors Value Fund are, individually, a 'Company,' or collectively, the 'Companies.'


This Statement of Additional Information (the 'SAI') is not a prospectus and is only authorized for distribution only when preceded or accompanied by the Funds' current Prospectus, dated April 30, 2001, (the 'Prospectus'). This SAI supplements and should be read in conjunction with the Prospectus. Additional information about the Funds' investments is available in the Fund's Annual and Semi-Annual Reports to shareholders. The Prospectus and copies of the Reports may be obtained without charge by writing the Funds at the address, or by calling the toll-free telephone numbers, listed above.


                               TABLE OF CONTENTS


Additional Information on Fund Investments and Investment
  Policies..................................................     2
Additional Investment Activities and Risk Factors...........    20
Investment Restrictions and Limitations.....................    52
Management..................................................    61
Principal Holders of Securities.............................    65
Investment Manager..........................................    73
Portfolio Transactions......................................    79
Net Asset Value.............................................    81
Additional Purchase Information.............................    83
Additional Redemption Information...........................    86
Additional Information Concerning Taxes.....................    87
Performance Information and Data............................    93
Shareholder Services........................................   101
Account Services............................................   103
Capital Stock...............................................   103
Custodian and Transfer Agent................................   104
Independent Accountants.....................................   105
Counsel.....................................................   105
Financial Statements........................................   105
Special Investment Considerations Relating To New York
  Municipal Obligations.....................................   A-1
Description of Ratings......................................   B-1



April 30, 2001

                ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS
                            AND INVESTMENT POLICIES

The Prospectus describes each Fund's investment objective and key investment policies. The discussion below provides additional information about each Fund's investment policies and the types of securities and other instruments in which each Fund may invest. References herein to the investment manager means Salomon Brothers Asset Management Inc ('SBAM'), except with respect to the Asia Growth Fund, in which case it means Salomon Brothers Asset Management Asia Pacific Limited ('SBAM AP').

ASIA GROWTH FUND

The Fund seeks to achieve its objective by investing at least 65% of its total assets in equity and equity-related securities of Asian Companies. Asian Companies include companies that are organized under the laws of Bangladesh, China, Hong Kong, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Singapore, Sri Lanka, Taiwan, Thailand or any other country in the Asian region (other than Japan, Australia and New Zealand) that currently or in the future permits foreign investment (collectively, 'Asian Countries').


More than 25% of the Fund's total assets may be denominated or quoted in the currencies of Hong Kong, Taiwan, China and South Korea. In this connection, SBAM AP anticipates that up to 40% of the Fund's total assets may be invested in Hong Kong. Under an agreement signed in 1984, Britain passed Hong Kong's sovereignty to China effective July 1, 1997. The political, social and financial ramifications of China's assumption of sovereignty over Hong Kong, and the impact on the financial markets in Hong Kong, Asia or elsewhere, are uncertain.


The Asia Growth Fund from time to time may invest up to 10% of its total assets in non-convertible debt securities, which may include securities rated below investment grade by Standard & Poor's Rating Group ('S&P') and Moody's Investors Service, Inc. ('Moody's') with no minimum rating required or comparable unrated securities, commonly known as 'junk bonds.' There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In order to maintain liquidity, the Asia Growth Fund may hold and/or invest up to 35% of its total assets in debt securities denominated in U.S. dollars or in another freely convertible currency including: (1) short-term (less than 12 months to maturity) and medium-term (not greater than five years to maturity) obligations issued or guaranteed by (a) the U.S. government or the government of an Asian Country, their agencies or instrumentalities or (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development ('supranational entities');
(2) finance company obligations, corporate commercial paper and other short-term commercial obligations, in each case rated, or issued by companies with similar securities outstanding that are rated, 'Prime-1' or 'A' or better by Moody's or 'A-1' or 'A' or better by S&P or, if unrated, of comparable quality as determined by SBAM AP; (3) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks; and
(4) repurchase agreements (as described below under 'Additional Investment Activities and Risk Factors -- Repurchase Agreements') with respect to securities in which the Fund may invest. If at some future date, in the opinion of SBAM AP, adverse conditions prevail in the securities markets which makes the Asia Growth Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in such instruments.

The Asia Growth Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities; and may lend portfolio securities. The Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Asia Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities With Limited Trading Markets.' As more fully described below, the Fund may purchase Rule 144A securities. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Asia Growth Fund is currently authorized and intends to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Descriptions of these strategies and of certain risks associated therewith are contained herein.

The foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

CAPITAL FUND

In seeking capital appreciation, the Capital Fund may purchase securities of seasoned issuers, relatively smaller and newer companies as well as in new issuers and may be subject to wide fluctuations in market value. Portfolio securities may have limited marketability or may be widely and publicly traded. The Fund will not concentrate its investments in any particular industry.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Fund generally holds a portion of its assets in short-term fixed income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or brokers-dealers. When management deems it appropriate, for temporary defensive purposes, the Fund may invest without limitation in investment grade fixed-income securities or hold assets in cash or cash equivalents. Investment grade debt securities are debt securities rated BBB or better by S&P or Baa or better by Moody's, or if rated by other rating agencies or if unrated, securities deemed by SBAM to be of comparable quality. See 'Appendix B: Description of Ratings.' Investments in such investment grade fixed-income securities may also be made for the purpose of capital appreciation, as in the case of purchases of bonds traded at a substantial discount or when SBAM believes interest rates may decline.


There is no limit on the amount of the Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which may involve a high degree of risk, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'


The Capital Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities With Limited Trading Markets.' As more fully described below, the Fund may purchase Rule 144A securities. The Fund's holding of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities.

As indicated below under 'Investment Restrictions and Limitations,' the Fund may from time to time lend portfolio securities to selected members of the NYSE. Such loans will not exceed 10% of the Fund's total assets taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

As indicated below under 'Investment Restrictions and Limitations,' the Capital Fund may invest in repurchase agreements in an amount up to 25% of its total assets. The Fund enters into repurchase agreements with respect to securities in which it may otherwise invest. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.' In addition, in order to meet redemptions or to take advantage of promising investment opportunities without disturbing an established portfolio, the Fund may borrow up to an aggregate of 15% of the value of its total assets taken at the time of borrowing. In addition, the Fund may borrow for temporary or emergency purposes an aggregate amount which may not exceed 5% of the value of its total assets at the time of borrowing. The Fund shall borrow only from banks. Borrowings may be unsecured, or may be secured by not more than 15% of the value of the Fund's total assets. As a matter of operating policy, however, the Fund will not secure borrowings by more than 10% of the value of the Fund's total assets. For a discussion of the risks associated with borrowings, see 'Additional Investment Activities and Risk Factors -- Borrowing.'

As a hedge against either a decline in the value of the securities included in the Capital Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Capital Fund may use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.


The foregoing investment policies (other than the policy of the Capital Fund with respect to the borrowing of money, the lending of portfolio securities and investments in illiquid securities) are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.


CASH MANAGEMENT FUND

The types of obligations in which the Cash Management Fund may invest include:

(1) Securities issued or guaranteed by the U.S. government or by agencies or instrumentalities thereof. The Fund will invest in such obligations only where SBAM determines that the credit risk with respect to the issuer is minimal;

(2) Obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets;

(3) High-quality commercial paper and other high-quality short-term debt obligations; and

(4) Obligations of the International Bank for Reconstruction and Development (also known as the 'World Bank'), other supranational organizations and foreign governments and their agencies and instrumentalities.

The Cash Management Fund may also enter into repurchase agreements with respect to the obligations identified above. While the maturity of the underlying securities in a repurchase agreement transaction may be more than 397 days, the term of the repurchase agreement will always be less than 397 days. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk Factors -- Repurchase Agreements.'

The Cash Management Fund will, as a fundamental policy, invest at least 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements). However, if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for temporary defensive purposes, may temporarily invest less than 25% of its assets in bank obligations. Bank obligations that may be purchased by the Fund consist of obligations issued or guaranteed by U.S. banks with total assets of at least $1 billion (including obligations issued by foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets. Such obligations include certificates of deposit, commercial paper, bankers' acceptances and fixed time deposits. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. For a discussion of the risks associated with investing in bank obligations, see 'Additional Investment Activities and Risk Factors -- Bank Obligations.'

The commercial paper that may be purchased by the Cash Management Fund consists of direct obligations of domestic issuers which are: (i) rated in the highest short-term rating category by at least two nationally recognized statistical rating organizations ('NRSROs') or by one NRSRO if only one NRSRO has rated the security; or (ii) if not rated, deemed by SBAM to be of comparable quality to commercial paper so rated.

The Cash Management Fund's investments in corporate debt securities will consist of non-convertible corporate debt securities such as bonds and debentures of domestic issuers that have 397 days or less remaining to maturity and are of an investment quality comparable to rated commercial paper in which the Fund may invest.

The Fund will purchase obligations of supranational entities only if such obligations, in the opinion of SBAM based on guidelines established by the Fund's Board of Directors, are of comparable quality to corporate obligations in which the Fund may invest. The Cash Management Fund limits its investments in obligations of foreign governments and their agencies and instrumentalities to U.S. dollar-denominated commercial paper and other short-term notes issued or guaranteed by the governments or agencies and instrumentalities of Western Europe, including the United Kingdom, Spain, Portugal, Greece, Austria, France, West Germany, Belgium, the Netherlands, Italy, Switzerland, Denmark, Norway, Sweden, Finland and Ireland, and of Australia, New Zealand, Japan and Canada. For a description of supranational obligations and their associated risks, see 'Additional Investment Activities and Risk Factors -- Obligations of Supranational Entities.'

The Cash Management Fund may also invest in high quality, short-term municipal obligations that carry yields that are competitive with those of other types of money market instruments in which the Fund may invest. Dividends paid by the Fund derived from interest on municipal obligations that may be purchased by it will be taxable to shareholders for federal income tax purposes because the Fund will not qualify as an entity that can pass through the tax-exempt character of such interest.

The Cash Management Fund may invest in floating and variable rate obligations with stated maturities in excess of 397 days upon compliance with certain conditions contained in Rule 2a-7 promulgated under the 1940 Act, in which case such obligations will be treated, in accordance with Rule 2a-7, as having maturities not exceeding 397 days. For a further discussion of such obligations, see 'Additional Investment Activities and Risk Factors -- Floating and Variable Rate Instruments.'

The Cash Management Fund may also invest in variable amount master demand notes. A variable amount master demand note differs from ordinary commercial paper in that it is issued pursuant to a written agreement between the issuer and the holder, its amount may from time to time be increased by the holder (subject to an agreed maximum) or decreased by the holder or the issuer, it is payable on demand, the rate of interest payable on it varies with an agreed formula and it is not typically rated by a rating agency.

The Cash Management Fund may also purchase asset-backed securities. Any asset-backed securities held by the Fund must comply with its credit quality requirements and be deemed to have a maturity of 397 days or less in accordance with applicable regulations. For a further discussion of asset backed securities and the risks associated therewith, see 'Additional Investment Activities and Risk Factors -- Asset-Backed Securities.'

Among the municipal obligations that the Cash Management Fund may invest in are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called 'lease obligations') entered into by a State or a political subdivision to finance the acquisition or construction of equipment, land or facilities. For a further discussion of municipal lease obligations, see 'Additional Investment Activities and Risk Factors -- Municipal

Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SBAM, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The Cash Management Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

In view of the fundamental policy of the Cash Management Fund to invest at least 25% of its assets in bank obligations, except for temporary defensive purposes as described above, an investment in the Cash Management Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. See 'Additional Investment Activities and Risk Factors -- Bank Obligations.'

The Cash Management Fund is not authorized to use any of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.'

Except with respect to the Cash Management Fund's investment objective and the Fund's policy to invest at least 25% of its assets in bank obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Board of Directors of the Cash Management Fund without the approval of shareholders.

HIGH YIELD BOND FUND


The High Yield Bond Fund intends to invest, under normal market conditions, at least 65% of its assets in securities rated 'Baa' or lower by Moody's or 'BBB' or lower by S&P, or in securities determined by SBAM to be of comparable quality. Certain of the debt securities purchased by the Fund may be rated as low as 'C' by Moody's or 'D' by S&P or may be comparable to securities so rated. The lower-rated bonds in which the Fund may invest are commonly referred to as 'junk bonds.' The Fund may also invest up to 35% of its total assets in foreign fixed-income securities issued by emerging market governmental entities or agencies.


The High Yield Bond Fund may also invest in zero coupon securities and pay-in-kind bonds, which involve special risk considerations. See 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities.'

The High Yield Bond Fund may invest in fixed and floating rate loans ('Loans') arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ('Lenders'). The Fund may invest in such Loans in the form of participations in Loans ('Participations') and assignments of all or a portion of Loans from third parties ('Assignments'). See 'Additional Investment Activities and Risk
Factors -- Loan Participations and Assignments.'

The High Yield Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the opinion of the investment manager, such purchase is appropriate.

There may be times when, in SBAM's judgment, conditions in the securities markets would make pursuing the Fund's basic investment strategy inconsistent with the best interests of the Fund's shareholders. At such times, the Fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than 'Baa' by Moody's or 'BBB' by S&P, or of comparable quality. In addition, in order to maintain liquidity, the Fund may invest up to 35% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in SBAM's determination, are of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations.

If at some future date, in SBAM's opinion, adverse conditions prevail in the securities markets which make the High Yield Bond Fund's investment strategy inconsistent with the best interests of the Fund's shareholders, the Fund may invest its assets without limit in high-quality short-term money market instruments.

The High Yield Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The High Yield Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described herein, the Fund may purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933, as amended (the '1933 Act'). The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The foregoing investment policies, other than the High Yield Bond Fund's investment objectives, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

INTERNATIONAL EQUITY FUND

The Fund seeks to achieve its objective by investing at least 65% of its assets in equity and equity-related securities of issuers organized in at least three countries other than the United States.

The Fund will invest in securities of non-U.S. issuers. These include securities traded on an exchange or in over-the-counter markets located outside the U.S. American Depository Receipts ('ADRs'), European Depository Receipts ('EDRs'), Global Depository Receipts ('GDRs') and other forms of depositary receipts for securities of non-U.S. issuers, securities of issuers located in developing countries. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets.

The Fund may purchase securities that are not registered under the Securities Act of 1933 ('Securities Act'), but can be offered and sold to 'qualified institutional buyers' under Rule 144A under the Securities Act. However, the Fund will not invest more than 15% of its assets in illiquid securities.

The Fund may also enter into repurchase agreements and reverse repurchase agreements and lend its portfolio securities in an amount not exceeding 33 1/3% of the value of its net assets.

The Fund may also use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

INVESTORS VALUE FUND

The Investors Value Fund from time to time may invest up to 5% of its net assets in non-convertible debt securities rated below investment grade by S&P and Moody's with no minimum rating required or comparable unrated securities. There is no limit on the amount of Investors Value Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these high yield debt securities, which involve a high degree of risk, see the description above of investment objectives and polices for the High Yield Bond Fund and 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Investors Value Fund maintains a carefully selected portfolio of securities diversified among industries and companies. The Fund may invest up to 25% of its net assets in any one industry. The Fund generally purchases marketable securities, primarily those traded on the New York Stock Exchange ('NYSE') or other national securities exchanges, but also issues traded in the over-the-counter market. The Fund will not invest more than 10% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described below, the Fund may purchase certain Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Restricted Securities and Securities with Limited Trading Markets.'

From time to time, the Investors Value Fund may lend portfolio securities to brokers or dealers or other financial institutions. Such loans will not exceed 33 1/3% of the Fund's total assets, taken at value. For a discussion of the risks associated with lending portfolio securities, see 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities.'

As indicated under 'Investment Restrictions and Limitations' below, the Investors Value Fund may invest in repurchase agreements in an amount up to 25% of its total assets. For a description of repurchase agreements and their associated risks, see 'Additional Investment Activities and Risk
Factors -- Repurchase Agreements.' In addition, in order to meet redemption requests or as a temporary measure, the Fund may borrow up to an aggregate of 5% of its total assets taken at cost or value, whichever is less. The Fund shall borrow only from banks.

As a hedge against either a decline in the value of securities included in the Investors Value Fund's portfolio or against an increase in the price of securities which it plans to purchase or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain, the Investors Value Fund may use all of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies. Descriptions of these strategies and of certain risks are contained herein.

The foregoing investment policies, other than the Investors Value Fund's investment objectives and the Fund's policies with respect to repurchase agreements, borrowing of money and lending of portfolio securities, are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

LARGE CAP GROWTH FUND

The Fund seeks to achieve its objective by investing at least 65% of its assets in equity securities of U.S. large cap issuers. However, the Fund may invest up to 35% of its assets in smaller capitalized companies. See 'Additional Investment Activities and Risk Factors -- Smaller Capitalized Companies' for a discussion of risks. The Fund may purchase securities for which there is limited trading market or which are subject to restrictions on resale to the public. The Fund may not invest more than 15% of its assets in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' The Fund's holding of Rule 144A securities which are liquid securities will not be subject to this limitation.

The Fund may also enter into repurchase agreements and reverse repurchase agreements and lend its portfolio securities in an amount not exceeding 33 1/3% of the value of its net assets.

The Fund may also use all of the investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

NATIONAL INTERMEDIATE MUNICIPAL FUND

The Fund will invest under normal circumstances at least 80% of its net assets in municipal obligations the interest on which is exempt from regular federal income tax. All or a portion of the Fund's dividends paid in respect of its shares may be subject to the federal alternative minimum tax. See 'Additional Information Concerning Taxes.'

The National Intermediate Municipal Fund will not invest in municipal obligations that are rated below investment grade at the time of purchase. However, the Fund may retain in its portfolio a municipal obligation whose rating drops below 'Baa' or 'BBB' after its acquisition by the Fund, if in SBAM's opinion, the retention of such obligation advisable.

The types of obligations in which the National Intermediate Municipal Fund may invest include municipal bonds, municipal notes, municipal obligations, 'moral obligation' securities, taxable high quality short-term money market instruments and municipal commercial paper which are described below under 'New York Municipal Money Market Fund.' The Fund may also invest in municipal lease obligations, floating and variable rate obligations, participation certificates, variable rate auction securities and inverse floaters which are described under 'Additional Investment Activities and Risk Factors.' It is not presently anticipated that the Fund will invest in variable rate auction securities or inverse floaters to any significant degree.

The Fund may invest in municipal bonds that are rated at the time of purchase within the four highest ratings assigned by Moody's, S&P or Fitch IBCA, Inc. ('Fitch'), or determined by SBAM to be of comparable quality to bonds so rated. A description of the ratings used by Moody's, S&P and Fitch is included in Appendix B to this SAI.

The Fund may invest in municipal notes rated at the time of purchase MIG1, MIG2 (or VMIG-1 or VMIG-2, in the case of variable rate demand notes), P-2 or better by Moody's, SP-2, A-2 or better by S&P, or F-2 or better by Fitch, or determined by SBAM to be of comparable quality.

The Fund currently intends to invest substantially all of its assets in obligations the interest on which is exempt from regular federal income taxes. See 'Additional Information Concerning Taxes.' However, in order to maintain liquidity, the Fund may invest up to 20% of its assets in taxable obligations, including the following taxable high-quality short-term money market instruments: obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P or P-2 or better by Moody's or which, in the opinion of the investment manager, is of comparable quality; certificates of deposit, banker's acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks), and repurchase agreements with respect to such obligations. If at some future date, in SBAM's opinion, adverse conditions prevail in the market for obligations exempt from regular federal income taxes, the National Intermediate Municipal Fund may invest its assets without limit in taxable high-quality short-term money market instruments, the types and characteristics of which are set forth above. Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

Certain of the obligations that the National Intermediate Municipal Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk
Factors -- Floating and Variable Rate Instruments.'

From time to time, the National Intermediate Municipal Fund may invest more than 25% of its assets in obligations whose interest payments are from revenues of similar projects (such as utilities or hospitals) or whose issuers share the same geographic location. As a result, the Fund may be more susceptible to a single economic, political or regulatory development than would a portfolio of securities with a greater variety of issuers. These developments include proposed legislation or pending court decisions affecting the financing of such projects and market factors affecting the demand for their services or products.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from regular federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the National Intermediate Municipal Fund nor SBAM will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The National Intermediate Municipal Fund may purchase securities on a when-issued or delayed delivery basis. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

The National Intermediate Municipal Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The National Intermediate Municipal Fund is currently authorized to use only certain of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' Specifically, the Fund may purchase or sell futures contracts on (a) U.S. debt securities and
(b) municipal bond indices. Currently, at least one exchange trades futures contracts on an index of long-term municipal bonds, and the Fund reserves the right to conduct futures transactions based on an index which may be developed in the future to correlate with price movements in municipal obligations. The Fund will only enter into futures contracts traded on recognized domestic exchanges. The Fund does not intend to enter into futures contracts on a regular basis, and will not do so if, as a result, the Fund will have more than 25% of the value of its total assets committed to the completion of such contracts. The Fund will not engage in futures transactions for leveraging purposes. The Fund's ability to pursue these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission (the 'CFTC') and the federal income tax requirements applicable to regulated investment companies. For a discussion of futures transactions, including certain risks associated therewith, see 'Additional Investment Activities and Risk
Factors -- Derivatives'.

The foregoing policies, other than the National Intermediate Municipal Fund's investment objective, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

NEW YORK MUNICIPAL MONEY MARKET FUND

The types of obligations in which the New York Municipal Money Market Fund may invest include (see 'Description of Ratings' in Appendix B):

(1) Municipal commercial paper that is rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or, if not rated, is, in the opinion of SBAM based on guidelines established by the Fund's Board of Directors, of comparable quality to rated municipal commercial paper in which the Fund may invest (see 'Description of Ratings' in Appendix B);

(2) Municipal notes that are rated 'MIG 1', 'MIG 2' (or 'VMIG 1' or 'VMIG 2' in the case of variable rate demand notes), 'P-1', 'P-2' or 'Aa' or better by Moody's or 'SP-1', 'SP-2', 'A-1', 'A-2' or 'AA' or better by S&P or, if not rated, are, in the opinion of the investment manager based on guidelines established by the Series Funds' Board of Directors, of investment quality comparable to rated municipal notes in which the Fund may invest; and

(3) Municipal bonds which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or, if not rated, are, in the opinion of SBAM based on guidelines established by the Series Funds' Board of Directors, of comparable quality to rated municipal bonds in which the Fund may invest.

The New York Municipal Money Market Fund currently intends to invest substantially all of its assets in obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and its cities. See 'Additional Information Concerning Taxes.' To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase municipal obligations issued by other states, their agencies and instrumentalities. Under normal market conditions, however, the Fund will invest at least 65% of its total assets in obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and its cities, as described above. In addition, it is a fundamental policy of the Fund to invest, under normal market conditions, at least 80% of its total assets in obligations that are exempt from federal income tax. To the extent not so invested, the remaining 20% of the Fund's assets may be invested in high quality, short-term money market instruments, the income from which is subject to federal income tax. Taxable money market instruments that may be purchased by the Fund include securities issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof; obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets; high quality commercial paper and other high quality short-term debt obligations; and obligations of the World Bank, other supranational organizations and foreign governments and their agencies and instrumentalities. For a discussion of the U.S. government securities, bank obligations and World Bank and other supranational and foreign government obligations in which the Fund may invest, see the description under 'Cash Management Fund' in this section of the SAI. The commercial paper that may be purchased by the Fund consists of direct obligations of domestic and foreign issuers which are (i) rated 'P-1' or 'P-2' by Moody's or 'A-1' or 'A-2' by S&P or (ii) if not rated, are issued or guaranteed as to principal and interest by issuers having an extensive debt security rating of 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SBAM, of comparable quality to rated commercial paper in which the Fund may invest. The corporate debt securities in which the Fund may invest will consist of non-convertible corporate debt securities such as bonds and debentures which are rated 'Aa' or better by Moody's or 'AA' or better by S&P or are, in the opinion of SBAM, of comparable quality to rated debt securities in which the Fund may invest. The Fund may also enter into repurchase agreements with respect to the taxable obligations identified above. See 'Repurchase Agreements' under 'Additional Investment Activities and Risk Factors.' Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

If at some future date, in SBAM's opinion, adverse conditions prevail in the market for obligations exempt from federal income tax and from the personal income taxes of the State of New York and its cities, the New York Municipal Money Market Fund may, for temporary defensive purposes, invest more than 35% of its assets in municipal obligations issued by other states, their agencies or instrumentalities or in taxable money market instruments. Moreover, if at some future date, in the opinion of SBAM, adverse conditions in the market for municipal securities generally should prevail, the Fund may temporarily invest more than 20% of its assets in cash reserves or in taxable money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax and the personal income taxes of New York State and its cities may not be achieved.

Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but may have remaining maturities of shorter duration at the time of purchase by the Fund. Municipal commercial paper that may be purchased by the New York Municipal Money Market Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks and other institutions.

Municipal notes are issued to meet the short-term funding requirements of local, regional and state governments. Municipal notes generally have maturities at the time of issuance of three years or less. Municipal notes that may be purchased by the Fund include, but are not limited to tax anticipation notes ('TANs'), bond anticipation notes ('BANs') and revenue anticipation notes ('RANs').

TANs are sold as interim financing in anticipation of collection of taxes. An uncertainty in a municipal issuer's capacity to raise taxes as a result of such things as a decline in its tax base or a rise in delinquencies could adversely affect the issuer's ability to meet its obligations on outstanding TANs. BANs are sold as interim financing in anticipation of a bond sale. The ability of a municipal issuer to meet its obligations on its BANs is primarily dependent on the issuer's adequate access to the longer term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal of, and interest on, BANs. RANs are sold as interim financing in anticipation of receipt of other revenues. A decline in the receipt of certain revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. Municipal notes also include construction loan notes and project notes. TANs, BANs and RANs are usually general obligations of the issuer. Project notes are issued by local housing authorities to finance urban renewal and public housing projects and are secured by the full faith and credit of the United States Government.

The interest on private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The New York Municipal Money Market Fund's portfolio may also include 'moral obligation' securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

The New York Municipal Money Market Fund's classification as a 'non-diversified' investment company means that the proportion of the Fund's assets that are permitted to be invested in the securities of a single issuer is not limited by the 1940 Act. However, beginning July 1, 1998, in accordance with Rule 2a-7 of the 1940 Act, the Fund will limit its investments so that with regard to 75% of total assets, no more than 5% of assets are invested in the securities of a single issuer, and with respect to the remaining 25% of total assets, no more than 5% of total assets are invested in the securities of a single issuer, unless such securities meet certain credit quality requirements of Rule 2a-7. Because the Fund has the ability, like many other single-state tax-free money market funds, to invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be riskier than an investment in other types of money market funds.

Although New York State's financial operations improved during the most recent years, both the City and other State localities continue to require significant financial assistance from the State. In recent years, however, S&P upgraded the State's rating from 'A-' to 'A,' and changed the outlook on the City's 'BBB+' rating from 'stable' to 'positive.' New York City's rating was upgraded from 'Baa1' to 'A3' by Moody's in February of 1998. Both the State and the City face fiscal challenges, including declining federal subsidization and a cyclical economic base. If either New York State or any of its local governmental entities is unable to meet its financial obligations, the income derived by the Fund and its ability to preserve capital and liquidity could be adversely affected. See 'Special Factors Affecting Investment in New York Municipal Obligations' in Appendix A for further information.

From time to time the New York Municipal Money Market Fund may invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects. In addition, from time to time, the Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by those assets and revenues of non-governmental users.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor SBAM will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The New York Municipal Money Market Fund may invest without limitation in obligations that are guaranteed or have other credit support provided by a foreign bank. The Fund's ability to receive payment with respect to any such guarantee or other credit support may involve certain risks, such as future political, social and economic developments, less governmental supervision and regulation, market liquidity differences, the possible establishment of laws or restrictions that might adversely affect the payment of the bank's obligations under the guarantee or other credit support and the difficulty of obtaining or enforcing a judgment against the bank.

Certain of the obligations that the New York Municipal Money Market Fund may purchase may have a floating or variable rate of interest. For a description of these obligations, see 'Additional Investment Activities and Risk
Factors -- Floating and Variable Rate Instruments.'

The New York Municipal Money Market Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund. For a further discussion of participation certificates, see 'Additional Investment Activities and Risk Factors -- Participation Certificates.'

The New York Municipal Money Market Fund may invest in municipal lease obligations. See 'Additional Investment Activities and Risk Factors -- Municipal Lease Obligations.' Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund's net assets. The Fund may, however, invest without regard to such limitation in lease obligations which SBAM, pursuant to guidelines which have been adopted by the Board of Directors and subject to the supervision of the Board, determines to be liquid.

The New York Municipal Money Market Fund may purchase securities on a firm commitment basis, including when-issued securities. See 'Additional Investment Activities and Risk Factors -- Firm Commitments and When-Issued Securities' for a description of such securities and their associated risks.

The New York Municipal Money Market Fund may enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to 'put' its securities at an agreed upon price within a specified period of time prior to their maturity date.

The New York Municipal Money Market Fund is not authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.'

Except with respect to the New York Municipal Money Market Fund's investment objective and the Fund's policy to invest at least 80% of its assets in tax-exempt obligations, as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

See Appendix B for a description of special investment considerations relating to New York Municipal Obligations.

SMALL CAP GROWTH FUND

The Small Cap Growth Fund will seek to meet its objective by investing primarily in securities of companies with market capitalizations at the time of purchase similar to that of companies included the Russell 2000 Index ('Small Cap Companies'). Under normal market conditions the Small Cap Growth Fund will invest at least 65% of its total assets in equity securities of Small

Cap Companies. The Small Cap Growth Fund also may invest up to 20% of its total assets in equity securities of foreign issuers. The Small Cap Growth Fund may continue to hold securities of a company whose market capitalization grows above the capitalization of a Small Cap Company subsequent to purchase if the company continues to satisfy the other investment policies of the Small Cap Growth Fund.

The Small Cap Growth Fund will limit its purchases of non-convertible debt securities to investment grade obligations. For long-term debt obligations, this includes securities that are rated Baa or better by Moody's or BBB or better by S&P or Fitch or that are not rated but are considered by SBAM to be of equivalent quality. See Appendix B to this Prospectus for a description of such ratings.

To meet operating expenses, to serve as collateral in connection with certain investment techniques and to meet anticipated redemption requests, the Small Cap Growth Fund will generally hold a portion of its assets in short-term fixed-income securities (government obligations or investment grade debt securities) or cash or cash equivalents. As described below, short-term investments may include repurchase agreements with banks or broker/dealers. When SBAM deems it appropriate, during temporary defensive periods due to economic or market conditions, the Small Cap Growth Fund may invest without limitation in fixed-income securities or hold assets in cash or cash equivalents. To the extent the Small Cap Growth Fund assumes a defensive position, it will not be pursuing its investment objective of capital growth.

The Small Cap Growth Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities. The Small Cap Growth Fund may engage in short sales of securities if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Small Cap Growth Fund may also invest in investment funds. For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Small Cap Growth Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Small Cap Growth Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.' The Small Cap Growth Fund may purchase Rule 144A securities. The Small Cap Growth Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Small Cap Growth Fund is currently authorized to use the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' It is not presently anticipated that any of these strategies will be used to a significant degree by the Small Cap Growth Fund. The Small Cap Growth Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the Commodity Futures Trading Commission ('CFTC') and the federal income tax requirements applicable to regulated investment companies.

STRATEGIC BOND FUND

In pursuing the Strategic Bond Fund's investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities, commonly known as 'junk bonds.' Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the investment manager does not anticipate investing in excess of 75% of the Strategic Bond Fund's assets in domestic and developing country debt securities that are rated below investment grade, the Strategic Bond Fund may invest a greater percentage in such securities when, in SBAM's determination, the yield available from such securities outweighs their additional risks. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in such securities.

Certain of the debt securities in which the Strategic Bond Fund may invest may be rated as low as 'C' by Moody's or 'D' by S&P or may be considered comparable to securities having such ratings. See 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The high yield sovereign debt securities in which the Strategic Bond Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. SBAM expects that these countries will consist primarily of those which have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the debt of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external indebtedness. For a description of Brady Bonds, see 'Additional Investment Activities and Risk Factors -- High Yield Securities' and 'Brady Bonds.' SBAM anticipates that the Fund's investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. SBAM also expects to take advantage of additional opportunities for investment in the debt of North African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises. For a more detailed discussion of high yield sovereign debt securities, see 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

The Strategic Bond Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Fund's assets that can be invested in non-dollar denominated securities. SBAM anticipates that under current market conditions, a significant portion of the Fund's assets will be invested in foreign securities. These risks are described under the captions 'Additional Investment Activities and Risk Factors -- Foreign Securities.' Moreover, substantial investments in foreign securities may have adverse tax implications as described under 'Additional Information Concerning Taxes.' The ability to spread its investments among the fixed-income markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Strategic Bond Fund's exposure to a single market. The Strategic Bond Fund may also invest in debt obligations issued or guaranteed by a foreign sovereign government or one of its agencies or political subdivisions and debt obligations issued or guaranteed by supranational organizations. The Strategic Bond Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States). For a further description of these investments, see 'Additional Investment Activities and Risk Factors.'

The Strategic Bond Fund may invest in zero coupon securities, pay-in-kind bonds, Loan Participations and Assignments. See 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, Pay-in-Kind Bonds and Deferred Payment Securities' and ' -- Loan Participations and Assignments.'

The types and characteristics of the U.S. government obligations and mortgage backed securities to be purchased by the Strategic Bond Fund are set forth under 'U.S. Government Income Fund' in this section of the SAI. In addition, the Fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. The Strategic Bond Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities. Additional information with respect to securities to be purchased by the Fund is set forth below in the section entitled 'Additional Investment Activities and Risk Factors.'

The Strategic Bond Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund's objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in SBAM's opinion such purchase is appropriate.

The Strategic Bond Fund currently intends to invest substantially all of its assets in fixed-income securities. In order to maintain liquidity, the Strategic Bond Fund may invest up to 20% of its assets in high-quality short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). If at some future date, in the opinion of SBAM, adverse conditions prevail in the market for fixed-income securities, the Strategic Bond Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. The types and characteristics of the money market securities to be purchased by the Fund are set forth in the discussion under 'Cash Management Fund' in this section of the SAI.

The Strategic Bond Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The Strategic Bond Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. The Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'

The Strategic Bond Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies, other than the Strategic Bond Fund's investment objectives, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

BALANCED FUND

Up to 20% of the Fund's net assets may be invested in nonconvertible fixed income securities that are rated Ba or lower by Moody's or BB or lower by S&P or Fitch or determined by SBAM to be of comparable quality. These securities are commonly known as 'junk bonds.' There is no limit on the amount of the Balanced Fund's assets that can be invested in convertible securities rated below investment grade. For additional information on these lower rated, high yield debt securities, which involve a high degree of risk, see the discussion above under the investment objectives and policies for the High Yield Bond Fund and 'Additional Investment Activities and Risk Factors -- High Yield Securities.'

In addition to corporate debt securities, the Balanced Fund may invest in U.S. Government securities and mortgage-backed securities, the types and characteristics of which are set forth below in the discussion under 'U.S. Government Income Fund' in this section of the SAI. The Fund may also purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities. For a description of these securities and the risks associated therewith see 'Additional Investment Activities and Risk Factors.' The Balanced Fund may invest in corporate asset-backed securities, the characteristics and risks of which are described above under 'Cash Management Fund' in this section of the SAI.

Other fixed income securities in which the Balanced Fund may invest include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ('PIK bonds'). For additional information on zero coupon bonds and PIK bonds, see 'Additional Investment Activities and Risk Factors -- Zero Coupon Securities, PIK Bonds and Deferred Payment Securities.' Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds.

The Balanced Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities (including American Depositary Receipts). For a discussion of the risks associated with investment in foreign securities, see 'Additional Investment Activities and Risk
Factors -- Foreign Securities.'

The Balanced Fund may invest a portion of its assets in Loan Participations and Assignments. For a discussion of Loan Participations and Assignments and their associated risks, see 'Additional Investment Activities and Risk Factors -- Loan Participation and Assignments.'

The Balanced Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may lend portfolio securities The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices, see 'Additional Investment Activities and Risk Factors.' The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Balanced Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the 1933 Act. The Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Market.'

The Balanced Fund is currently authorized to use all of the various investment strategies referred to under 'Additional Investment Activities and Risk
Factors -- Derivatives.' With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund. The Fund's ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

The foregoing investment policies, other than the Balanced Fund's investment objectives, are not fundamental policies and may be changed by vote of the Board of Directors without the approval of shareholders.

U.S. GOVERNMENT INCOME FUND

The Fund seeks to attain its objective by investing under normal circumstances 100% of its assets in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. The securities in which the U.S. Government Income Fund may invest are:

   (1) U.S. Treasury obligations;

   (2) obligations issued or guaranteed by agencies or instrumentalities of the U.S. government which are backed by their own credit and may not be backed by the full faith and credit of the U.S. government;

   (3) mortgage-backed securities guaranteed by the Government National Mortgage Association ('GNMA'), popularly known as 'Ginnie Maes,' that are supported by the full faith and credit of the U.S. government. Such securities entitle the holder to receive all interest and principal payments due whether or not payments are actually made on the underlying mortgages;


   (4) mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government, such as the Federal Home Loan Mortgage Corporation ('FHLMC') and the Federal National Mortgage Association ('FNMA'), commonly known as 'Fannie Maes';


   (5) collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed:
   (i) by the credit alone of the U.S. government agency or instrumentality which issues or guarantees the mortgage-backed securities; or (ii) by the full faith and credit of the U.S. government;


   (6) repurchase agreements collateralized by any of the above; and



   (7) derivative contracts (such as futures and options) relating to any of the above.


Any guarantee of the securities in which the U.S. Government Income Fund invests runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by the U.S. Government Income Fund and not to the purchase of shares of the Fund.

The U.S. Government Income Fund currently expects that it will maintain an average portfolio effective duration of two to four years. Duration is an approximate measure of the sensitivity of the value of a fixed income security to changes in interest rates. In general, the percentage change in a fixed income security's value in response to changes in interest rates is a function of that security's duration multiplied by the percentage point change in interest rates. The Fund may, however, invest in securities of any maturity or effective duration and accordingly, the composition and weighted average maturity of the Fund's portfolio will vary from time to time, based upon the investment manager's determination of how best to achieve the Fund's investment objective. With respect to mortgage-backed securities in which the Fund invests, average maturity and duration are determined by using mathematical models that incorporate prepayment assumptions and other factors that involve estimates of future economic parameters. These estimates may vary from actual results, particularly during periods of extreme market volatility. In addition, the average maturity and duration of mortgage-backed derivative securities may not accurately reflect the price volatility of such securities under certain market conditions.

From time to time, a significant portion of the Fund's assets may be invested in mortgage-backed securities. The mortgage-backed securities in which the U.S. Government Income Fund invests represent participating interests in pools of fixed rate and adjustable rate residential mortgage loans issued or guaranteed by agencies or instrumentalities of the U.S. government. Mortgage-backed securities are issued by lenders such as mortgage bankers, commercial banks, and savings and loan associations. Mortgage-backed securities generally provide monthly payments which are, in effect, a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans. Principal prepayments result from the sale of the underlying property or the refinancing or foreclosure of underlying mortgages.

The yield of the mortgage securities is based on the prepayment rates experienced over the life of the security. Prepayments tend to increase during periods of falling interest rates, while during periods of rising interest rates prepayments will most likely decline. Reinvestment by the U.S. Government Income Fund of scheduled principal payments and unscheduled prepayments may occur at higher or lower rates than the original investment, thus affecting the yield of the Fund. Monthly interest payments received by the Fund have a compounding effect which will increase the yield to shareholders as compared to debt obligations that pay interest semiannually. For further discussion of mortgage-backed securities and collateralized mortgage obligations and their associated risks, see 'Additional Investment Activities and Risk Factors -- Mortgage-Backed Securities' and 'Additional Information on Portfolio Instruments and Investment Policies -- Mortgage-Backed Securities'.

While the U.S. Government Income Fund seeks a high level of current income, it cannot invest in instruments such as lower grade corporate obligations which offer higher yields but are subject to greater credit risks. Shares of the Fund are neither insured nor guaranteed by the U.S. government, its agencies or instrumentalities. Neither the issuance by nor the guarantee of a U.S. government agency for a security constitutes assurance that the security will not significantly fluctuate in value or that the U.S. Government Income Fund will receive the originally anticipated yield on the security.

The U.S. Government Income Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities and may lend portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage 'dollar rolls.' For a description of these investment practices and the risks associated therewith, see 'Additional Investment Activities and Risk Factors.'

The U.S. Government Income Fund may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. The Fund will not invest more than 15% of the value of its total assets in illiquid securities, such as 'restricted securities' which are illiquid, and securities that are not readily marketable. For further discussion of illiquid securities and their associated risks, see 'Additional Investment Activities and Risk Factors -- Restricted Securities and Securities with Limited Trading Markets.'


The foregoing investment policies, other than the U.S. Government Income Fund's investment objective, are not fundamental policies and may be changed by vote of the Fund's Board of Directors without the approval of shareholders.

               ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

FOREIGN SECURITIES

Investors should recognize that investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions and, as with domestic multinational corporations, from fluctuating interest rates.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country's balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund's income, the possible seizure or nationalization of foreign assets and the possible establishment of exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian's bankruptcy.

In addition, there may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected and the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the

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
private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a Fund's portfolio.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The Investment Company Act of 1940, as amended (the '1940 Act'), limits a Fund's ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from 'securities related activities,' as defined by the rules thereunder. These provisions may also restrict a Fund's investments in certain foreign banks and other financial institutions.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting and custodying such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be 'eligible sub-custodians,' as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund's incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the World Bank, the European Coal and Steel Community, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future.

FIXED-INCOME SECURITIES

Changes in market yields will affect a Fund's net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating ('Baa' by Moody's or 'BBB' by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a 'call option' and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund.

Because the New York Municipal Money Market Fund and National Intermediate Municipal Fund invest primarily in municipal obligations, they are more susceptible to factors adversely affecting issuers of such obligations than funds that are not so concentrated. The secondary market for municipal obligations may be less liquid than for most taxable fixed-income securities. Consequently, the ability of the New York Municipal Money Market Fund and National Intermediate Municipal Fund to buy and sell municipal obligations may, at any particular time and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of such Funds to recover payments of principal or interest on such securities.

HIGH YIELD SECURITIES


The High Yield Bond Fund and the Strategic Bond Fund may invest up to all of the funds' total assets in domestic and foreign 'high yield' securities, commonly known as 'junk bonds.' The Investors Fund, Capital Fund and Balanced Fund may invest without limitation in convertible securities of this type and up to 5%, 20% and 20%, respectively, of their net assets in non-convertible securities of this type. The Asia Growth Fund may invest without limitation in convertible non-U.S. high yield securities and up to 10% of its total assets in non-convertible non-U.S. high yield securities.


Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or are in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund's shares.

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody's and S&P is set forth in Appendix B. The ratings of Moody's and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund's net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such Fund's portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund's portfolio may become illiquid and the proportion of the Fund's assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund's net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

HIGH YIELD CORPORATE SECURITIES

While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower's attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES

Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. See ' -- Foreign Securities' above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government's policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government's international currency reserves and its access to foreign exchange. Currency devaluations may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.

BRADY BONDS

Brady Bonds are debt securities, generally denominated in U.S. dollars, issued under the framework of the Brady Plan. The Brady Plan is an initiative announced by former U.S. Treasury Secretary Nicholas E. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external commercial bank indebtedness. In restructuring its external debt under the Brady Plan framework, a debtor nation negotiates with its existing bank lenders as well as multilateral institutions such as the International Bank for Reconstruction and Development (the 'World Bank') and the International Monetary Fund (the 'IMF'). The Brady Plan framework, as it has developed, contemplates the exchange of external commercial bank debt for newly issued bonds known as 'Brady Bonds.' Brady Bonds may also be issued in respect of new money being advanced by existing lenders in connection with the debt restructuring. The World Bank and/or the IMF support the restructuring by providing funds pursuant to loan agreements or other arrangements which enable the debtor nation to collateralize the new Brady Bonds or to repurchase outstanding bank debt at a discount. Under these arrangements with the World Bank and/or the IMF, debtor nations have been required to agree to the implementation of certain domestic monetary and fiscal reforms. Such reforms have included the liberalization of trade and foreign investment, the privatization of state-owned enterprises and the setting of targets for public spending and borrowing. These policies and programs seek to promote the debtor country's economic growth and development. Investors should also recognize that the Brady Plan only sets forth general guiding principles for economic reform and debt reduction, emphasizing that solutions must be negotiated on a case-by-case basis between debtor nations and their creditors. The investment manager believes that economic reforms undertaken by countries in connection with the issuance of Brady Bonds may make the debt of countries which have issued or have announced plans to issue Brady Bonds an attractive opportunity for investment. However, there can be no assurance that SBAM's expectations with respect to Brady Bonds will be realized.

Investors should recognize that Brady Bonds have been issued only recently, and accordingly, do not have a long payment history. Brady Bonds which have been issued to date are rated in the categories 'BB' or 'B' by S&P or 'Ba' or 'B' by Moody's or, in cases in which a rating by S&P or Moody's has not been assigned, are generally considered by the investment manager to be of comparable quality.

Agreements implemented under the Brady Plan to date are designed to achieve debt and debt-service reduction through specific options negotiated by a debtor nation with its creditors. As a result, the financial packages offered by each country differ. The types of options have included the exchange of outstanding commercial bank debt for bonds issued at 100% of face value of such debt which carry a below-market stated rate of interest (generally known as par bonds), bonds issued at a discount from the face value of such debt (generally known as discount bonds), bonds bearing an interest rate which increases over time and bonds issued in exchange for the advancement of new money by existing lenders. Discount bonds issued to date under the framework of the Brady Plan have generally borne interest computed semiannually at a rate equal to 13/16 of 1% above the then current six month London Inter-Bank Offered Rate ('LIBOR') rate. Regardless of the stated face amount and stated interest rate of the various types of Brady Bonds, the applicable Funds will purchase Brady Bonds in secondary markets, as described below, in which the price and yield to the investor reflect market conditions at the time of purchase. Brady Bonds issued to date have traded at a deep discount from their face value. Certain sovereign bonds are entitled to 'value recovery payments' in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Certain Brady Bonds have been collateralized as to principal due at maturity (typically 30 years from the date of issuance) by U.S. Treasury zero coupon bonds with a maturity equal to the final maturity of such Brady Bonds, although the collateral is not available to investors until the final maturity of the Brady Bonds. Collateral purchases are financed by the IMF, the World Bank and the debtor nations' reserves. In addition, interest payments on certain types of Brady Bonds may be collateralized by cash or high-grade securities in amounts that typically represent between 12 and 18 months of interest accruals on these instruments with the balance of the interest accruals being uncollateralized. The applicable Funds may purchase Brady Bonds with no or limited collateralization, and will be relying for payment of interest and (except in the case of principal collateralized Brady Bonds) principal primarily on the willingness and ability of the foreign government to make payment in accordance with the terms of the Brady Bonds. Brady Bonds issued to date are purchased and sold in secondary markets through U.S. securities dealers and other financial institutions and are generally maintained through European transnational securities depositories. A substantial portion of the Brady Bonds and other sovereign debt securities in which these Funds may invest are likely to be acquired at a discount, which involves certain considerations discussed below under 'Additional Information Concerning Taxes.'

U.S. GOVERNMENT OBLIGATIONS

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association ('Ginnie Maes')); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation ('Freddie Macs')). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, the Federal National Mortgage Association and the Student Loan Marketing Association.

BANK OBLIGATIONS

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. See 'Foreign Securities' above. None of the Funds will purchase bank obligations which the investment manager believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds' investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund's investments, the effect may be to reduce the income received by the Fund on such investments.

Bank obligations that may be purchased by a Fund include certificates of deposit, banker's acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers' acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

FLOATING AND VARIABLE RATE INSTRUMENTS

Certain Funds may invest in floating and variable rate obligations. Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as it otherwise is allowed to purchase. The investment manager will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as 'readily marketable' for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as 'not readily marketable' and therefore illiquid.

A Fund's right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund's custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund's custodian.

ASSET-BACKED SECURITIES

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related

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
automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

MORTGAGE-BACKED SECURITIES

The following describes certain characteristics of mortgage-backed securities. Mortgage-backed securities acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by the U.S. government, its agencies and instrumentalities. The Strategic Bond Fund and Balanced Fund may, in addition, purchase privately issued mortgage securities which are not guaranteed by the U.S. government, its agencies or instrumentalities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that, consistent with its investment limitations, a Fund may invest in those new types of mortgage-backed securities that the investment manager believes may assist it in achieving its investment objective(s).

Background. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Yield Characteristics. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. Mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. The U.S. Government Income, Strategic Bond and Balanced Fund may invest in mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a 'pass-through' of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or 'TBA' basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae, the Federal National Mortgage Association ('Fannie Mae') and Freddie Mac.

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans:
(i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower's monthly payments during the early years of the mortgage loans ('buydown' mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans ('FHA Loans') or Veterans' Administration Loans ('VA Loans') and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder's pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate's pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder's proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans;
(iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the 'FHLMC Act'). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure

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
sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a 'Freddie Mac Certificate group') purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

PRIVATELY-ISSUED MORTGAGE SECURITIES

The Strategic Bond Fund and Balanced Fund may also purchase mortgage-backed securities issued by private issuers which may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of GNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include 'senior-subordinated securities' (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of 'reserve funds' (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and 'over-collateralization' (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES

The U.S. Government Income Fund and Strategic Bond Fund may invest in collateralized mortgage obligations ('CMOs'). CMOs are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by GNMA, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as 'Mortgage Assets'). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. CMOs acquired by the U.S. Government Income Fund will be limited to those issued or guaranteed by agencies or instrumentalities of the U.S. government and, if available in the future, the U.S. government.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a 'tranche,' is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The U.S. Government Income and Strategic Bond Funds have no present intention to invest in CMO residuals. As market conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

The U.S. Government Income Fund and Strategic Bond Fund may also invest in, among others, parallel pay CMOs and Planned Amortization Class CMOs ('PAC Bonds'). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. PAC Bonds are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities.

STRIPPED MORTGAGE SECURITIES

The Strategic Bond Fund may purchase stripped mortgage securities which are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose

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
subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ('IO' or interest-only), while the other class will receive all of the principal ('PO' or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See 'Additional Information Concerning Taxes.'

MORTGAGE ROLLS

The U.S. Government Income Fund, Strategic Bond Fund and Balanced Fund may enter into mortgage 'dollar rolls' in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the 'drop') as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a mortgage 'dollar roll,' it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund's use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

ADJUSTABLE RATE MORTGAGE SECURITIES

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or 'cap rates') for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, a Fund's net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments.

INVERSE FLOATING RATE OBLIGATIONS

Certain Funds may invest in inverse floating rate obligations, or 'inverse floaters.' Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the 'reference rate'). Inverse floaters may constitute a class of Collateralized Mortgage Obligations ('CMOs') with a coupon rate that moves inversely to a designated index, such as LIBOR or COFI (Cost of Funds Index). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

SMALL CAPITALIZATION COMPANIES

Investments in Small Capitalization Companies may involve greater risks and volatility than investments in larger companies. Small Capitalization Companies may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, reduced market liquidity for, and more abrupt or erratic price movements in, the trading of their shares, limited financial resources and less depth in management than more established companies. In addition, Small Capitalization Companies may have difficulty withstanding competition from larger more established companies in their industries.

REAL ESTATE INVESTMENT TRUSTS


The Balanced Fund, Small Cap Growth Fund, Investors Value Fund, Capital Fund, Strategic Bond Fund and Large Cap Growth Fund may invest in equity REITs. REITs are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The Capital Fund may only invest in equity REITs that are registered under the 1933 Act and are readily marketable. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. The are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Internal Revenue Code of 1986, as amended (the 'Code'), and failing to maintain exemption from the 1940 Act.

WARRANTS

Certain of the Funds may invest in warrants, which are securities permitting, but not obligating, their holder to subscribe for other securities. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

OTHER INVESTMENT COMPANIES

As indicated under 'Investment Restrictions and Limitations' below, a Fund may from time to time invest in securities of other investment companies, subject to the limits of the 1940 Act. Under the 1940 Act, a Fund may invest a maximum of 10% of its total assets in the securities of other investment companies. In addition, not more than 5% of the Fund's total assets may be invested in the securities of any one investment company and a Fund may not purchase more than 3% of the outstanding voting stock of such investment company.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in investment companies also may involve the payment of substantial premiums above the value of such companies' portfolio securities. The Funds do not intend to invest in such vehicles or funds unless the investment manager determines that the potential benefits of such investment justify the payment of any applicable premiums.

REPURCHASE AGREEMENTS

Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price.

Each Fund will enter into repurchase agreements only with dealers, domestic banks or recognized financial institutions which, in the opinion of SBAM based on guidelines established by the Board of Directors, are deemed creditworthy. SBAM will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and does not bear the risk of a decline in the value of the underlying security unless the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying security. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

SHORT SALES

The International Equity Fund, Large Cap Growth Fund and Small Cap Growth Fund may from time to time sell securities short 'against the box.' If the Fund enters into a short sale against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to a Fund) and will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security sold short will appreciate in value after the sale, with the result a Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility.

LOANS OF PORTFOLIO SECURITIES

Each of the Funds, except the Cash Management Fund, New York Municipal Money Market Fund and National Intermediate Municipal Fund, may lend portfolio securities to brokers or dealers or other financial institutions. The procedure for the lending of securities will include the following features and conditions. The borrower of the securities will deposit cash with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the collateral in short-term debt securities or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower or the broker who arranged the loan. If the deposit drops below the required minimum at any time, the borrower may be called upon to post additional cash. If the additional cash is not paid, the loan will be immediately due and the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be 'demand' loans and may be terminated by the Fund at any time. A Fund will receive any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities. Such loans will be authorized only to the extent that the receipt of income from such activity would not cause any adverse tax consequences to a Fund's shareholders and only in accordance with applicable rules and regulations. The borrowers may not be affiliated, directly or indirectly, with a Fund. Each of the U.S. Government Income Fund, the High Yield Bond Fund, the Strategic Bond Fund, the Balanced Fund, the Asia Growth Fund, the Investors Value Fund and the Capital Fund did not lend any of its portfolio securities during 1998 and with the exception of the Capital Fund and the Investors Value Fund, each of these Funds has no present intention to do so. The Small Cap Growth Fund has no present intention to lend any of its portfolio securities.

RULE 144A SECURITIES

Certain Funds may purchase certain restricted securities ('Rule 144A securities') for which there is a secondary market of qualified institutional buyers, as defined in Rule 144A promulgated under the Securities Act of 1933, as amended (the '1933 Act'). Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

One effect of Rule 144A is that certain restricted securities may now be liquid, though there is no assurance that a liquid market for Rule 144A securities will develop or be maintained. In promulgating Rule 144A, the Securities and Exchange Commission (the 'SEC') stated that the ultimate responsibility for liquidity determinations is that of an investment company's board of directors. However, the Commission stated that the board may delegate the day-to-day function of determining liquidity to the fund's investment adviser, provided that the board retains sufficient oversight. The Board of Directors of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board of Directors has delegated to the investment manager the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. The Board of Directors periodically reviews Fund purchases and sales of Rule 144A securities.

To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. The investment manager, under the supervision of the Boards of Directors, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

PARTICIPATION CERTIFICATES

The New York Municipal Money Market Fund and the National Intermediate Municipal Fund may invest in participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that a Fund's interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

FIRM COMMITMENTS AND WHEN-ISSUED SECURITIES

Each Fund may purchase securities on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund's commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ZERO COUPON SECURITIES, PIK BONDS AND DEFERRED PAYMENT SECURITIES

Certain of the Funds may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund's limitation on investments in illiquid securities.

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady

Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

LOAN PARTICIPATIONS AND ASSIGNMENTS

Certain of the Funds may invest in Loan Participations and Assignments. The Funds consider these investments to be investments in debt securities for purposes of this SAI. Loan Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by SBAM to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund's ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

The Board of Directors has adopted policies and procedures for the purpose of determining whether Assignments and Loan Participations are liquid or illiquid. Pursuant to those policies and procedures, the Board of Directors has delegated to SBAM the determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, requiring that consideration be given to, among other things, the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment and the time needed to dispose of it and the contractual provisions of the relevant documentation. The Board of Directors periodically reviews purchases and sales of Assignments and Loan Participations. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund's assets invested in illiquid assets would increase. SBAM, under the supervision of the Board of Directors, monitors Fund investments in Assignments and Loan Participations and will consider appropriate measures to enable a Fund to maintain sufficient liquidity for operating purposes and to meet redemption requests.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund's Loan Participations and Assignments will be valued in accordance with procedures adopted by the Board of Directors, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and the Lender; (ii) the current interest rate; period until next rate reset and maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See 'Net Asset Value.'

MUNICIPAL LEASE OBLIGATIONS

Certain of the Funds may invest in municipal lease obligations. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain 'nonappropriation' clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although 'nonappropriation' lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.

RESTRICTED SECURITIES AND SECURITIES WITH LIMITED TRADING MARKETS

Certain Funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public. If a Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Circumstances could also exist (to satisfy redemptions, for example) when portfolio securities might have to be sold by a Fund at times which otherwise might be considered to be disadvantageous so that the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are 'restricted' may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities and could involve delays in disposing of such securities which might have an adverse effect upon the price and timing of sales of such securities and the liquidity of the Fund with respect to redemptions. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. As more fully described herein, certain Funds may purchase Rule 144A securities for which there may be a secondary market of qualified institutional buyers as contemplated by recently adopted Rule 144A under the 1933 Act. A Fund's holdings of Rule 144A securities which are liquid securities will not be subject to the Fund's applicable limitation on investments in illiquid securities. Rule 144A is a relatively recent development and there is no assurance that a liquid market in Rule 144A securities will develop or be maintained. To the extent that the number of qualified institutional buyers is reduced, a previously liquid Rule 144A security may be determined to be illiquid, thus increasing the percentage of illiquid assets in a Fund's portfolio. SBAM, under the supervision of the Board of Directors, is responsible for monitoring the liquidity of Rule 144A securities and the selection of such securities. The Board of Directors periodically reviews purchases and sales of such securities.

BORROWING

Each of the Funds may borrow in certain limited circumstances. See 'Investment Restrictions and Limitations.' Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund's shares and in the return on the Fund's portfolio. Although the principal of any borrowing will be fixed, a Fund's assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the investment manager's strategy and the ability of the Fund to comply with certain provisions of the Code in order to provide 'pass-though' tax treatment to shareholders. Furthermore, if a Fund were to engage in borrowing, an increase in interest rates could reduce the value of the Fund's shares by increasing the Fund's interest expense.

NON-DIVERSIFICATION

The Asia Growth Fund, New York Municipal Money Market Fund and Capital Fund are classified as 'non-diversified' funds under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each Fund, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company. In addition, beginning July 1, 1998, the New York Municipal Money Market Fund will be required to comply with the diversification requirements imposed by Rule 2a-7 of the 1940 Act. See 'Additional Information on Portfolio Investments and Investment Policies -- New York Municipal Money Market Fund.' To the extent the Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

DERIVATIVES

Certain of the Funds may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to increase a Fund's income or gain. Although these strategies are regularly used by some investment companies and other institutional investors, it is not presently anticipated that any of these strategies will be used to a significant degree by any Fund unless otherwise specifically indicated in the description of the particular Fund contained in this SAI. Over time, however, techniques and instruments may change as new instruments and strategies are developed or regulatory changes occur.

Subject to the constraints described above, a Fund may (if and to the extent so authorized) purchase and sell interest rate, currency or stock or bond index futures contracts and enter into currency forward contracts and currency swaps; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, currencies, futures contracts, indices and other financial instruments, and a Fund may enter into interest rate transactions, equity swaps and related transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the investment manager determines that they are consistent with the applicable Fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as 'Derivatives'). A Fund's interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund's currency transactions may take the form of currency forward contracts, currency futures contracts, currency swaps and options on currencies.

None of the Funds is a 'commodity pool' (i.e., a pooled investment vehicle which trades in commodity futures contracts and options thereon and the operator of which is registered with the CFTC), and Derivatives involving futures contracts and options on futures contracts will be purchased, sold or entered into only for bona fide hedging purposes, provided that a Fund may enter into such transactions for purposes other than bona fide hedging if, immediately thereafter, the sum of the amount of its initial margin and premiums on open contracts and options would not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts provided, further, that, in the case of an option that is in-the-money, the in-the-money amount may be excluded in calculating the 5% limitation. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash or other liquid assets to the extent a Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See 'Risk Factors' below. The degree of a Fund's use of Derivatives may be limited by certain provisions of the Code. see 'Additional Information Concerning Taxes.'

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
Currency Transactions. A Fund may engage in currency transactions with Counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under 'Swaps, Caps, Floors and Collars.' A Fund may enter into currency transactions only with Counterparties that the investment manager deems to be creditworthy.

A Fund may enter into forward currency exchange contracts when the investment manager believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund's portfolio securities denominated in such currency. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund's portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund's holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund's securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund's securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under 'Risk Factors.' If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under 'Use of Segregated and Other Special Accounts.'

Futures Contracts. A Fund may trade futures contracts: (1) on domestic and foreign exchanges on currencies, interest rates and bond indices; and (2) on domestic and, to the extent permitted by the CFTC, foreign exchanges on stock indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). None of the Funds is a commodity pool, and each Fund, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and
(ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. A Fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ('initial margin') that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ('variation margin') may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. A Fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund's securities. In addition, the value of a Fund's long futures and options positions (futures contracts on stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under 'Use of Segregated and Other Special Accounts.'

Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the bonds owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the investment manager expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Options. In order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write 'covered' put and call options on futures contracts on stock indices interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write 'covered' put and call options on stocks, stock indices and currencies. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is 'covered' if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is 'covered' if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same 'series' (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same 'class' (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund's obligation as writer of the option continues. By writing a put, a Fund will limit its opportunity to profit from a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund's obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment's market value at the time of the option exercise over the Fund's acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund's acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will purchase in the open market the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Derivatives involving options require segregation of Fund assets in special accounts, as described below under 'Use of Segregated and Other Special Accounts.'

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund's purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An 'American' style put or call option may be exercised at any time during the option period, whereas a 'European' style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation ('OCC'), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but is also applicable to other similar financial intermediaries.

OCC-issued and exchange-listed options, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Index options are cash settled for the net amount, if any, by which the option is 'in-the-money' (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund's ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or
(6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as 'Counterparties' and individually referred to as a 'Counterparty') through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Portfolio authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with the Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the investment manager must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. Government securities dealers recognized by the Federal Reserve Bank of New York as 'primary dealers,' or broker-dealers, domestic or foreign banks, or other financial institutions that the investment manager deems to be creditworthy. In the absence of a change in the current position of the staff of the SEC, OTC options purchased by a Fund and the amount of a Fund's obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund's income. Similarly, the Sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a Fund must be 'covered' (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund's investment objective and the restrictions set forth herein.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

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
(a) Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, the Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder's right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Currently, options traded include the Standard & Poor's 100 Index of Composite Stocks, Standard & Poor's 500 Index of Composite Stocks (the 'S&P 500 Index'), the New York Stock Exchange ('NYSE') Composite Index, the American Stock Exchange ('AMEX') Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the investment manager expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, the investment manager expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

(b) Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in 'Forward Currency Exchange Contracts.'

(c) Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund's portfolio, or against an increase in the price of the securities which it plans to purchase, or in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to increase income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount. The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor which preserve a certain return within a predetermined range of values.

A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian in accordance with procedures established by the Board of Directors. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund's obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the investment manager deems to be creditworthy. The investment manager will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The investment manager has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than swaps. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to the caps, floors or collars. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the investment manager is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the investment manager is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the investment manager based on various factors, including (1) the frequency of trades and quotations,
(2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the Fund's rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement. See 'Use of Segregated and Other Special Accounts' below.

There is no limit on the amount of interest rate and equity swap transaction that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund's ability to terminate the transactions at times when the investment manager deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund's ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund's risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Indexed Securities. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the investment manager, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the investment manager's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund management objective.

Risk Factors. Derivatives have special risks associated with them, including possible default by the Counterparty to the transaction, illiquidity and, to the extent the investment manager's view as to certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund's position. In addition, futures and options markets could be illiquid in some circumstances and certain over-the-counter options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund's use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund's net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund's ability to terminate the transactions at times when SBAM deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy.

Because the amount of interest and/or principal payments which the issuer of indexed debt securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed debt securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund's net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

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
Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund's obligations are not otherwise 'covered' through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board of Directors. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or Sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund's obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund's obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund's net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

PORTFOLIO TURNOVER

Purchases and Sales of portfolio securities may be made as considered advisable by the investment manager in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund's portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See 'Portfolio Transactions.'

With respect to each of the Cash Management Fund and New York Municipal Money Market Fund, SBAM seeks to enhance the Fund's yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Cash Management Fund and the New York Municipal Money Market Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the investment manager's judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the investment manager will consider such an event in determining whether the Cash Management Fund and the New York Municipal Money Market Fund should continue to hold the security. The policy of each of the Cash Management Fund and the New York Municipal Money Market Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Cash Management Fund and the New York Municipal Money Market Fund in the form of dealer spreads.

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

                    INVESTMENT RESTRICTIONS AND LIMITATIONS

    Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund's outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for: (i) the investment restrictions set forth below which are indicated as fundamental policies; and (ii) each Fund's investment objective(s) as described in the Prospectus, the other policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the Funds and may be changed by vote of each Company's Board of Directors without shareholder approval.

    If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

INVESTMENT RESTRICTIONS

ASIA GROWTH FUND, HIGH YIELD BOND FUND, INTERNATIONAL GROWTH FUND, LARGE CAP GROWTH FUND, NATIONAL INTERMEDIATE MUNICIPAL FUND, SMALL CAP GROWTH FUND, STRATEGIC BOND FUND, BALANCED FUND AND U.S. GOVERNMENT INCOME FUND. Each of the Asia Growth Fund, High Yield Bond Fund, National Intermediate Municipal Fund, Small Cap Growth Fund, Strategic Bond Fund, Balanced Fund and U.S. Government Income Fund may not:

    (1) underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with a Fund's investment program may be deemed to be an underwriting;

    (2) purchase or sell real estate, although a Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

    (3) purchase or sell commodities or commodity contracts except that a Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this Statement of Additional Information;

    (4) make loans, except that (a) a Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) a Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) a Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

    (5) purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

    (6) Issue senior securities except as may be permitted by the 1940 Act.

    In addition, each of the Asia Growth Fund, High Yield Bond Fund, National Intermediate Municipal Fund, Strategic Bond Fund, Balanced Fund and U.S. Government Income Fund may not:

    (7) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

    (8) sell securities short (except for short positions in a futures contract or forward contract);

    (9) purchase or retain any securities of an issuer if one or more persons affiliated with a Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

    (10) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit a Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

    (11) except with respect to the Asia Growth Fund, purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer's total assets;

    (12) except with respect to the Asia Growth Fund purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities;

    (13) invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

    (14) purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

    (15) invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund's net assets or if, as a result, more than 2% of the Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE; or

    (16) invest for the purpose of exercising control over the management of any company.

Investment restrictions (1) through (6) described above are fundamental policies of each of the Asia Growth Fund, High Yield Bond Fund, National Intermediate Municipal Fund, Small Cap Growth Fund, Strategic Bond Fund, U.S. Government Income Fund, International Equity Fund and Large Cap Growth Fund. Restrictions
(7) through (16) are non-fundamental policies.

In addition to the above fundamental restrictions, the High Yield Bond Fund, National Intermediate Municipal Fund, Small Cap Growth Fund, Strategic Bond Fund, Balanced Fund, and U.S. Government Income Fund, International Equity Fund and Large Cap Growth Fund may not:

    (1a) purchase securities of any issuer if the purchase would cause more than 5% of the value of each Fund's total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by a Fund, except that up to 25% of the value of each Fund's total assets may be invested without regard to this restriction and provided that each Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund;

    (2a) borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10%
    (33 1/3% in the case of the International Equity Fund and Large Cap Growth Fund measured at all times not simply at the time of borrowing) of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (a Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that a Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund while such borrowings are outstanding); or

    (3a) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund), provided, however, that each Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to such Fund.

For purposes of investment limitations (1a) and (3a) above, both the borrower under a Loan and the Lender selling a Participation will be considered an 'issuer.' See 'Additional Investment Activities and Risk Factors -- Loan Participations and Assignments.'

For the purposes of the investment restrictions applicable to the National Intermediate Municipal Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality, or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and treated as an issue of such government or entity in accordance with applicable regulations.

In addition to the fundamental restrictions numbers (1) through (5) above, the Asia Growth Fund may not:

    (1b) borrow money, except for temporary or emergency purposes and then not in excess of 5% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowing exceed 5% of total assets); or

    (2b) invest more than 25% of the total assets of each Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by a Fund).

INVESTMENT RESTRICTIONS

CAPITAL FUND. The Capital Fund may not:

    (1) hold more than 25% of the value of its total assets in the securities of any single company or in the securities of companies in any one industry. As to 50% of the value of its total assets, the Fund's investment in any one security other than United States Government obligations will not exceed 5% of the value of its total assets and as to this 50%, the Fund will not invest in more than 10% of the outstanding voting securities of any one issuer;

    (2) borrow money or pledge or mortgage its assets, except as described under 'Additional Information on the Fund's Investment Policies' and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

    (3) underwrite securities, except in instances where the Fund has acquired portfolio securities which it may not be free to sell publicly without registration under the 1933 Act ('restricted securities'); in such registrations the Fund may technically be deemed an 'underwriter' for purposes of the 1933 Act. No more than 10% of the value of Fund's total assets may be invested in illiquid securities;

    (4) make loans other than through (a) the lending of its portfolio securities in accordance with the procedures described under 'Additional Investment Activities and Risk Factors -- Loans of Portfolio Securities' in this Statement of Additional Information, or (b) entering into repurchase agreements in an amount up to an aggregate of 25% of its total assets, but this restriction shall not prevent the Fund from buying a portion of an issue of bonds, debentures or other obligations which are liquid, or from investing up to an aggregate of 10% (including investments in other types of illiquid securities) of the value of its total assets in portions of issues of bonds, debentures or other obligations of a type privately placed with financial institutions and which are illiquid;

    (5) invest more than 10% of the value of the Fund's total assets in securities of unseasoned issuers, including their predecessors, which have been in operation for less than three years, and equity securities which are not readily marketable;

    (6) invest in companies for the purpose of exercising control or management. (The Fund may on occasion be considered part of a control group of a portfolio company by reason of the size or manner of its investment, in which event the securities of such portfolio company held by the Fund may not be publicly saleable unless registered under the Securities Act of 1933 or pursuant to an available exemption thereunder.);

    (7) purchase securities on margin (except for such short-term credits as are necessary for the clearance of transactions and except that the Fund may make deposits in connection with transactions in options on securities) or make short sales of securities (except for sales 'against the box', i.e., when a security identical to one owned by the Fund, or which the Fund has the right to acquire without payment of additional consideration, is borrowed and sold short);

    (8) purchase or sell real estate, interests in real estate, interests in real estate investment trusts, or commodities or commodity contracts; however, the Fund (a) may purchase interests in real estate investment trusts or companies which invest in or own real estate if the securities of such trusts or companies are registered under the Securities Act of 1933 and are readily marketable and (b) may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency contracts and buy, sell and write options on currencies;

    (9) purchase more than 3% of the stock of another investment company, or purchase stock of other investment companies equal to more than 5% of the Fund's net assets in the case of any one other investment company and 10% of such net assets in the case of all other investment companies in the aggregate. Any such purchase will be made only in the open market where no profit to a sponsor or dealer results from the purchase, except for the customary broker's commission. This restriction shall not apply to investment company securities received or acquired by the Fund pursuant to a merger or plan of reorganization. (The return on such investments will be reduced by the operating expenses, including investment advisory and administrative fees of such investment funds and will be further reduced by the Fund's expenses, including management fees; that is, there will be a layering of certain fees and expenses.);

    (10) purchase or hold securities of an issuer if one or more persons affiliated with the Fund or with SBAM owns beneficially more than 1/2 of 1% of the securities of that issuer and such persons owning more than 1/2 of 1% of such securities together own beneficially more than 5% of the securities of such issuer;

    (11) buy portfolio securities from, or sell portfolio securities to, any of the Fund's officers, directors or employees of its investment manager or distributor, or any of their officers or directors, as principals;

    (12) purchase or sell warrants; however, the Fund may invest in debt or other securities which have warrants attached (not to exceed 10% of the value of the Fund's total assets). Covered options with respect to no more than 10% in value of the Fund's total assets will be outstanding at any one time; or

    (13) invest in interest in oil, gas or other mineral exploration or development programs.

    (14) Issue senior securities except as may be permitted by the 1940 Act.

INVESTMENT RESTRICTIONS

CASH MANAGEMENT FUND. The Cash Management Fund may not:

    (1) purchase the securities of any one issuer, other than the U.S. government, its agencies or instrumentalities, if immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer; provided, however, that such 5% limitation shall not apply to repurchase agreements collateralized by obligations of the U.S. government, its agencies or instrumentalities; and provided, further, that the Fund may invest more than 5% (but no more than 25%) of the value of the Fund's total assets in the securities of a single issuer for a period of up to three business days;

    (2) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

    (3) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days, receivables-backed obligations and variable amount master demand notes that are not readily saleable in the secondary market and with respect to which principal and interest may not be received within seven days, and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

    (4) invest less than 25% of the current value of its total assets in bank obligations (including bank obligations subject to repurchase agreements), provided that if at some future date adverse conditions prevail in the banking industry or in the market for bank obligations, the Fund, for defensive purposes, may invest temporarily less than 25% of its assets in bank obligations;

    (5) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (2) above;

    (6) purchase any securities which would cause more than 25% of the value of its total assets at the time of such purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, with respect to bank obligations or with respect to repurchase agreements collateralized by any of such obligations (the fundamental policy of the Fund to invest at least 25% of its assets in bank obligations is described in the Prospectus);

    (7) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the U.S. government or any agency or instrumentality thereof);

    (8) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost-or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

    (9) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

    (10) sell securities short;

    (11) purchase or sell commodities or commodity contracts, including futures contracts;

    (12) invest for the purposes of exercising control over management of any company;

    (13) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

    (14) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

    (15) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

    (16) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

    (17) purchase warrants.

    (18) Issue senior securities except as may be permitted by the 1940 Act.

With respect to the Cash Management Fund, for the purpose of applying the above percentage restrictions and the percentage investment limitations set forth above to receivables-backed obligations, the special purpose entity issuing the receivables-backed obligations and/or one or more of the issuers of the underlying receivables will be considered an issuer in accordance with applicable regulations.

INVESTMENT RESTRICTIONS

INVESTORS VALUE FUND. The Investors Value Fund may not:

    (1) purchase any securities of another issuer (other than the United States of America) if upon said purchase more than 5% of its net assets would consist of securities of such issuer, or purchase more than 10% of any class of securities of such issuer;

    (2) borrow money, except (i) in order to meet redemption requests or (ii) as a temporary measure for extraordinary or emergency purposes and, in the case of both (i) and (ii), only from banks and only in an aggregate amount not to exceed 5% of its total assets taken at cost or value, whichever is less, or mortgage or pledge any of its assets and except that for purposes of this restriction, collateral arrangements with respect to the writing of options on stocks and stock indices, the purchase and sale of futures contracts and options on futures contracts, and forward currency contracts are not deemed a pledge of assets or a borrowing of money;

    (3) lend its funds or other assets to any other person other than through the purchase of liquid debt securities pursuant to the Fund's investment policies, except that (a) the Fund may lend its portfolio securities in an amount up to 33 1/3% of its total assets, provided that the borrower may not be affiliated, directly or indirectly, with the Fund and (b) the Fund may enter into repurchase agreements in an amount up to an aggregate of 25% of its total assets;

    (4) invest in the securities of issuers which have been in operation for less than three years if such purchase at the time thereof would cause more than 5% of the net assets of the Fund to be so invested;

    (5) purchase any securities on margin (except that the Fund may make deposits in connection with transactions in options on securities), make any so-called 'short' sales of securities or participate in any joint or joint and several trading accounts;

    (6) act as underwriter of securities of other issuers;

    (7) purchase the securities of another investment company or investment trust except in the open market where no profit to a sponsor or dealer, other than the customary broker's commission, results from such purchase (but the aggregate of such investments shall not be in excess of 10% of the net assets of the Fund), or except when such purchase is part of a plan of merger or consolidation;

    (8) buy securities from, or sell securities to, any of its officers, directors, employees, investment manager or distributor, as principals;

    (9) purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

    (10) purchase real estate (not including investments in securities issued by real estate investment trusts) or commodities or commodity contracts, provided that the Fund may enter into futures contracts, including futures contracts on interest rates, stock indices and currencies, and options thereon, and may engage in forward currency transactions and buy, sell and write options on currencies;

    (11) Issue senior securities except as may be permitted by the 1940 Act.

    (12) invest in warrants (other than warrants acquired by the Investors Value Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Investors Value Fund's net assets or if, as a result, more than 2% of the Investors Value Fund's net assets would be invested in warrants that are not listed on AMEX or NYSE;

    (13) invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Investors Value Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities; or

    (14) purchase or sell real property (including limited partnership interests) except to the extent described in investment restriction number 6 above.

Investment restrictions (1) through (11) described above are fundamental policies of the Investors Value Fund. Restrictions (12) through (14) are non-fundamental policies of the Investors Value Fund.

INVESTMENT RESTRICTIONS

NEW YORK MUNICIPAL MONEY MARKET FUND. The New York Municipal Money Market Fund may not:

    (1) invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

    (2) purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in (a) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions, (b) bank obligations, or (c) repurchase agreements with respect to any such obligations;

    (3) borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

    (4) pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above;

    (5) invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States Government, its agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer;

    (6) own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the United States government or any agency or instrumentality thereof);

    (7) purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund's shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

    (8) purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

    (9) sell securities short;

    (10) purchase or sell commodities or commodity contracts, including futures contracts:

    (11) invest for the purpose of exercising control over management of any company;

    (12) make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker's acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

    (13) underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund's investment program may be deemed to be an underwriting;

    (14) purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

    (15) invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases; or

    (16) purchase warrants.

    (17) Issue senior securities except as may be permitted by the 1940 Act.

For purposes of the investment limitations applicable to the New York Municipal Money Market Fund, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and may be treated as an issue of such government or entity in accordance with applicable regulations.

                                   * * * * *

Each Fund may, in the future, seek to achieve its investment objective(s) by investing all of its assets in a no-load, open-end management investment company for which SBAM serves as investment manager and which has substantially the same investment objective(s) and policies and substantially the same investment restrictions as those applicable to such Fund. In such event, the Fund's applicable investment advisory agreement would be terminated since the investment management would be performed by or on behalf of such other registered investment company.

                                   MANAGEMENT

The business and affairs of each Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Funds and the persons or companies that furnish services to the Fund, including agreements with its distributor, investment manager, administrator, custodian and transfer agent. The Funds' day-to-day operations are delegated to the investment manager and administrator.

DIRECTORS AND OFFICERS

The directors and executive officers of each Company for the past five years are listed below. The address of each, unless otherwise indicated, is Seven World Trade Center, New York, New York 10048. Certain of the directors and officers are also directors and officers of one or more other investment companies for which SBAM, the Fund's investment manager, acts as investment adviser. 'Interested directors' of the Fund (as defined in the 1940 Act) are indicated by an asterisk.

                                  SERIES FUNDS


NAME, ADDRESS AND AGE               POSITION(S) HELD   PRINCIPAL OCCUPATION(S) PAST 5 YEARS
---------------------               ----------------   ------------------------------------
Charles F. Barber................   Director and       Consultant. Formerly, Chairman of the
66 Glenwood Drive                   Chairman of Audit  Board of ASARCO Incorporated.
Greenwich, CT 06830                 Committee
Age: 84

Carol L. Colman ..................  Director and       President of Colman Consulting
Colman Consulting                   Audit Committee
278 Hawley Road                     Member
North Salem, NY 10560
Age: 55

Daniel P. Cronin .................  Director and       Associate General Counsel, Pfizer, Inc.
Pfizer, Inc.                        Audit Committee
235 East 42nd Street                Member
New York, NY 10017
Age: 55

Heath B. McLendon* ...............  Director,          Managing Director, Salomon Smith Barney,
Age: 67                             Chairman and       Inc. ('SSB'); President and Director,
                                    President          Smith Barney Fund Management LLC ('SBFM')
                                                       and Travelers Investment Adviser, Inc.
                                                       ('TIA')

Peter J. Wilby ...................  Executive Vice     Managing Director of SBAM and SSB since
Age: 42                             President          January 1996. Prior to January 1996, he
                                                       was a Director of SBAM and SSB.

Beth A. Semmel ...................  Executive Vice     Managing Director of SBAM and SSB since
Age: 40                             President          January 1999. Prior to that she was a
                                                       Director of SBAM and SSB since January
                                                       1996 and from May 1993 to December 1995,
                                                       she was a Vice President of SBAM and SSB.

Maureen O'Callaghan ..............  Executive Vice     Managing Director of SBAM and SSB since
Age: 37                             President          January 2001. Prior to January 2001 she
                                                       was a Director of SBAM and SSB since
                                                       January 1998 and a Vice President of SBAM
                                                       and SSB from October 1988 to December
                                                       1997.

NAME, ADDRESS AND AGE               POSITION(S) HELD   PRINCIPAL OCCUPATION(S) PAST 5 YEARS
---------------------               ----------------   ------------------------------------
James E. Craige ..................  Executive Vice     Managing Director of SBAM and SSB since
Age: 33                             President          January 1999. Prior to January 1999 he was
                                                       a Director of SBAM and SSB since January
                                                       1998 and a Vice President of SBAM and SSB
                                                       from 1992 to December 1997.

Thomas K. Flanagan ...............  Executive Vice     Managing Director of SBAM and SSB since
Age: 48                             President          January 1999. Prior to that he was a
                                                       Director of SBAM and SSB since 1991.

Nancy Noyes ......................  Vice President     Director of SBAM and SSB since January
Age: 41                                                1996. From August 1992 to January 1996,
                                                       she was a Vice President of SBAM and SSB.

Robert E. Amodeo .................  Executive Vice     Director of SBAM and SSB since January
Age: 36                             President          1999. Prior to that he was a Vice
                                                       President of SBAM and SSB from January
                                                       1996. Prior to that served as an assistant
                                                       portfolio manager.

Charles K. Bardes ................  Executive Vice     Vice President of SBAM and SSB since
Age: 41                             President          January 1997. From June 1988 to January
                                                       1997 served as portfolio manager at SBAM.

Thomas Croak .....................  Executive Vice     Vice President of SBAM and SSB since
Age: 39                             President          January 1995. Prior to 1995 he was a Vice
                                                       President of SSB.

George Williamson ................  Executive Vice     Director of SBAM and SSB since January
Age: 67                             President          1999. Prior to January 1996, he was a Vice
                                                       President of SBAM and SSB.

Lewis E. Daidone .................  Executive Vice     Managing Director of SSB since 1990.
125 Broad Street                    President and      Director and Senior Vice President of SBFM
New York, NY 10004                  Treasurer          and TIA.
Age: 43

Christina T. Sydor ...............  Secretary          Managing Director of SSB; General Counsel
Age: 50                                                and Secretary of SBFM and TIA

Anthony Pace .....................  Controller         Director of SSB since January 2001. Prior
125 Broad Street                                       to January 2001, he was a Vice President
New York, NY 10004                                     of SSB since 1995.
Age: 35


                     INVESTORS VALUE FUND AND CAPITAL FUND


NAME, ADDRESS AND AGE               POSITION(S) HELD   PRINCIPAL OCCUPATION(S) PAST 5 YEARS
---------------------               ----------------   ------------------------------------
Andrew L. Breech.................   Director and       President of Dealer Operating Control
2120 Wilshire Boulevard             Chairman, Audit    Service, Inc.
Suite 400                           Committee
Santa Monica, CA 90403
Age: 48

Carol L. Colman ..................  Director           President of Colman Consulting
Colman Consulting Co., Inc.
278 Hawley Road
North Salem, NY 10560
Age: 55

NAME, ADDRESS AND AGE               POSITION(S) HELD   PRINCIPAL OCCUPATION(S) PAST 5 YEARS
---------------------               ----------------   ------------------------------------
William R. Dill ..................  Director and       Consultant; formerly President, Boston
25 Birch Lane                       Member of          Architectural Center; formerly, President,
Cumberland Foreside, ME 04110       Nominating         Anna Maria College; Consultant.
Age: 70                             Committee

Clifford M. Kirtland, Jr. ........  Director and       Member of Advisory Committee, Noro-
9 North Parkway Square              Member of the      Moseley Partners. Formerly, Director of
4200 Northside Pkwy, N.W.           Audit and Proxy    Oxford Industries, Shaw Industries, Inc.
Atlanta, GA 30327                   Committee          and Graphic Industries, Inc. Formerly,
Age: 77                                                Chairman and President of Cox
                                                       Communications Inc.

Robert W. Lawless ................  Director and       President and Chief Executive Officer,
2877 East 35th Street               Member of Proxy    University of Tulsa. Formerly, President
Tulsa, OK 74105                     Committee          and Chief Executive Officer of Texas Tech
Age: 64                                                University and Texas Tech University
                                                       Health Sciences Center.

Heath B. McLendon* ...............  Director and       Managing Director, SSB; President and
Age: 67                             President          Director, SBFM and TIA.

Louis P. Mattis ..................  Director and       Consultant. Formerly, Chairman and
P.O. Box #6535                      Member of          President of Sterling Winthrop Inc., a
SnowMass Village, CO 81615          Nominating         pharmaceutical company.
Age: 59                             Committee

Thomas F. Schlafly ...............  Director, Audit    Of counsel to Blackwell Sanders Peper
8 Portland Place                    Committee Member   Martin LLP (law firm) and President of The
St. Louis, MO 63108                 and Nominating     Saint Louis Brewery, Inc.
Age: 52                             Committee Member

Ross S. Margolies ................  Executive Vice     Managing Director of SBAM and SSB since
Age: 42                             President          January 1998. Director of SBAM and SSB
                                                       since June 1992.

Robert Donahue ...................  Vice President     Managing Director of SBAM and SSB since
Age: 33                             (Capital Fund      January 2001. Prior to January 2001, he
                                    only)              was a Director of SBAM and SSB since 1999,
                                                       Vice President of SBAM and SSB from 1997
                                                       and prior to 1997 was an associate of SBAM
                                                       and SSB. Prior to 1997 research analyst at
                                                       Gabelli & Company.

John B. Cunningham ...............  Vice President     Managing Director of SBAM and SSB since
Age: 36                             (Investors Value   January 2001. Prior to January 2001, he
                                    Fund only)         was a Director of SBAM and SSB since 1991.

Lewis E. Daidone .................  Executive Vice     Managing Director of SSB since 1990.
125 Broad Street                    President and      Director and Senior Vice President of SBFM
New York, NY 10004                  Treasurer          and TIA.
Age: 43

Christina T. Sydor ...............  Secretary          Managing Director of SSB; General Counsel
Age: 50                                                and Secretary of SBFM and TIA.

NAME, ADDRESS AND AGE               POSITION(S) HELD   PRINCIPAL OCCUPATION(S) PAST 5 YEARS
---------------------               ----------------   ------------------------------------
Anthony Pace .....................  Controller         Director of SSB since January 2001. Prior
125 Broad Street                                       to January 2001, he was a Vice President
New York, NY 10004                                     of SSB since 1995.
Age: 35


COMPENSATION TABLE


The following table provides information concerning the compensation paid during the fiscal year ended December 31, 2000 to each director of the Companies. The Companies do not provide any pension or retirement benefits to directors. In addition, no remuneration was paid during the fiscal year ended December 31, 2000 by the Companies to officers of any Company, including to Mr. McLendon, who is affiliated with SBAM. Accordingly, Mr. McLendon is an 'interested person,' as defined in the 1940 Act.


                                  SERIES FUNDS


                                             AGGREGATE
                                           COMPENSATION     TOTAL COMPENSATION
                                          FROM THE SERIES    FROM OTHER FUNDS
NAME                                           FUNDS        ADVISED BY SBAM(A)   TOTAL COMPENSATION(A)
----                                           -----        ------------------   ---------------------
Charles F. Barber.......................      $8,909             $127,450(2)           $136,359(3)*
Carol L. Colman.........................      $8,409             $ 44,125(6)           $ 52,534(7)
Daniel P. Cronin........................      $8,909             $ 48,200(6)           $ 57,109(7)


---------
(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.


* In addition, Mr. Barber received $14,125 in deferred compensation from investment companies advised by affiliates of SBAM.


                              INVESTORS VALUE FUND


                                            AGGREGATE
                                           COMPENSATION   TOTAL COMPENSATION
                                             FROM THE      FROM OTHER FUNDS
NAME                                           FUND       ADVISED BY SBAM(A)   TOTAL COMPENSATION(A)
----                                           ----       ------------------   ---------------------
Andrew L. Breech.........................     $9,000           $23,625(3)             $32,625(4)
Carol L. Colman..........................     $8,250           $44,284(6)             $52,534(7)
William R. Dill..........................     $8,250           $22,125(3)             $30,375(4)
Clifford M. Kirtland, Jr.................     $8,250           $20,125(3)             $28,375(4)
Robert W. Lawless........................     $9,000           $22,375(3)             $31,375(4)
Louis P. Mattis..........................     $8,250           $19,250(2)             $27,500(3)
Thomas F. Schlafly.......................     $9,000           $20,750(2)             $29,750(3)


---------
(A) The numbers in parenthesis indicate the applicable number of investment company directorships held by that director.

                                  CAPITAL FUND


                                            AGGREGATE
                                           COMPENSATION   TOTAL COMPENSATION
                                             FROM THE      FROM OTHER FUNDS
NAME                                           FUND       ADVISED BY SBAM(A)   TOTAL COMPENSATION(A)
----                                           ----       ------------------   ---------------------
Andrew L. Breech.........................     $8,750           $23,875(3)             $32,625(4)
Carol L. Colman..........................     $8,000           $44,534(6)             $52,534(7)
William R. Dill..........................     $8,000           $22,375(3)             $30,375(4)
Clifford M. Kirtland, Jr.................     $7,250           $21,125(3)             $28,375(4)
Robert W. Lawless........................     $8,750           $22,625(3)             $31,375(4)
Louis P. Mattis..........................     $8,000           $19,500(2)             $27,500(3)
Thomas F. Schlafly.......................     $8,750           $21,000(2)             $29,750(3)


---------

 (A) The number in parenthesis indicates the applicable number of investment company directorships held by that director.


The members of each Company's Board of Directors who are not 'interested persons,' as defined in the 1940 Act, receive a fee for each meeting of the Board of Directors and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. The Directors who are 'interested persons,' as defined in the 1940 Act, do not receive compensation from their respective Funds but are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.



As of April 19, 2001 directors and officers of the Investors Value Fund and the Capital Fund, individually and as a group, beneficially owned less than 1% of the outstanding shares of their respective Funds.


                        PRINCIPAL HOLDERS OF SECURITIES


The following lists shareholders of record who held 5% or more of the outstanding securities of the Funds as of April 2, 2001. Shareholders who own greater than 25% of the outstanding shares of a class of shares are deemed to be 'control persons,' as defined in the 1940 Act of such class.



                                                                                                 PERCENTAGE
                 FUND                    CLASS                     SHAREHOLDER                      HELD
                 ----                    -----                     -----------                      ----
Asia Growth Fund......................    O         Salomon Smith Barney Inc.                    %    67.21
                                                    00111181257
                                                    333 West 34th St., 3rd Fl.
                                                    New York, NY 10001

                                                    Salomon Smith Barney Inc.                      11.69%
                                                    00111181132
                                                    333 West 34th St., 3rd Fl.
                                                    New York, NY 10001

                                          A         Miller, Johnson & Kuehn, Inc. (FBO)            13.87%
                                                    Tidewater Capital Ltd. Funds
                                                    5500 Wayzata Blvd., Suite 800
                                                    Minneapolis, MN 55416

                                                    JB Oxford & Company (FBO)                       3.79%
                                                    Tidewater Capital Ltd.
                                                    232T1612
                                                    9665 Wilshire Blvd, Suite 302
                                                    Beverly Hills, CA 90212

                                          B         MLPF&S For the Sole Benefit of Its              5.63%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

                                                                                                 PERCENTAGE
                 FUND                    CLASS                     SHAREHOLDER                      HELD
                 ----                    -----                     -----------                      ----
                                          2         MLPF&S For the Sole Benefit of Its              7.41%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

Capital Fund...........................   O         State Street Bank & Trust TTEE                 48.48%
                                                    FBO Travelers Group 401K Savings
                                                    388 Greenwich Str., 35th Fl.
                                                    New York, NY 10013

                                          A         MLPF&S For the Sole Benefit of Its             17.01%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

                                          B         MLPF&S For the Sole Benefit of Its             18.19%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

                                          2         MLPF&S For the Sole Benefit of Its             14.54%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

Cash Management Fund...................   O         Turtle & Co.                                   57.19%
                                                    Sweep Account
                                                    P.O. Box 9427
                                                    Boston, MA 02209

                                          A         PaineWebber for the Benefit of                 18.14%
                                                    Peconic Offshore Fund Corporation
                                                    404 East Bay Street
                                                    P.O. Box SS-6238
                                                    Nassau, Bahamas

                                                    Northstar Advantage Funds                      13.05%
                                                    FBO Class A Shareholders
                                                    300 1st Stamford Place
                                                    Stamford, CT 06902

                                                    Salomon Smith Barney Inc.                       5.16%
                                                    00131540895
                                                    333 West 34th Street
                                                    3rd Floor
                                                    New York, NY 10001

                                          B         Northstar Advantage Funds                      34.64%
                                                    FBO Class B Shareholders
                                                    300 1st Stamford Place
                                                    Stamford, CT 06902

                                          2         Vikram H. Kaji TTEE                             7.26%
                                                    Mercer OB/GYN M/P/P Plan
                                                    1900 Yardley Rd.
                                                    Yardley, PA 19067

                                                    Vikram H. Kaji TTEE                             6.17%
                                                    Kaji Family Trust
                                                    1900 Yardley Rd.
                                                    Yardley, PA 19067

                                                    Northstar Advantage Funds                       5.13%
                                                    FBO Class C Shareholders
                                                    300 1st Stamford Place
                                                    Stamford, CT 06902

                                                                                                 PERCENTAGE
                 FUND                    CLASS                     SHAREHOLDER                      HELD
                 ----                    -----                     -----------                      ----
International Equity Fund..............   O         Salomon Brothers Holding Co. Inc.              95.61%
                                                    Attn: Paul Miller
                                                    28th Fl.
                                                    7 World Trade Center
                                                    New York, NY 10048

                                          A         Salomon Smith Barney Inc.                      10.11%
                                                    00120638204
                                                    333 West 34th St. -- 3rd Fl.
                                                    New York, NY 10001
                                                    Citibank TTEE 154372                            7.77%
                                                    Attn: Hazel France Edwards
                                                    333 West 34th St., 6th Fl.
                                                    New York, NY 10001

                                                    Citibank TTEE 154371                            7.77%
                                                    Attn: Hazel France Edwards
                                                    333 West 34th St., 6th Fl.
                                                    New York, NY 10001

                                                    Citibank TTEE 154370                            7.77%
                                                    Attn: Hazel France Edwards
                                                    333 West 34th St., 6th Fl.
                                                    New York, NY 10001

                                                    Citibank TTEE 154369                            7.77%
                                                    Attn: Hazel France Edwards
                                                    333 West 34th St., 6th Fl.
                                                    New York, NY 10001

                                                    Citibank TTEE 154368                            7.77%
                                                    Attn: Hazel France Edwards
                                                    333 West 34th St., 6th Fl.
                                                    New York, NY 10001

                                                    Salomon Smith Barney Inc.                       6.65%
                                                    00120611324
                                                    333 West 34th St. -- 3rd Floor
                                                    New York, New York 10001

High Yield Bond Fund...................   O         State Street Bank & Trust TTEE                 85.22%
                                                    FBO Travelers Group 401K Savings
                                                    388 Greenwich St. 35th Fl.
                                                    New York, NY 10013

                                                    State Street Bank & Trust TTEE                 10.20%
                                                    FBO Citibuilder 401K Plan
                                                    DTD 10/01/57
                                                    105 Rosemont Road

                                                    Westwood, MA 02090
                                          B         MLPF&S For the Sole Benefit of Its              8.06%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

                                          2         MLPF&S For the Sole Benefit of Its              8.40%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

Investors Value Fund...................   A         Centurion Trust Company FBO                    27.39%
                                                    Omnibus/Centurion Capital Mgmt.
                                                    2425 E. Camelback Rd. Ste. 530
                                                    Phoenix, AZ 85016-4200

                                                                                                 PERCENTAGE
                 FUND                    CLASS                     SHAREHOLDER                      HELD
                 ----                    -----                     -----------                      ----
                                          B         MLPF&S For the Sole Benefit of Its              6.79%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

                                          2         MLPF&S For the Sole Benefit of                  7.34%
                                                    Its Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

Large Cap Growth.......................   O         Salomon Brothers Holding Co. Inc.              98.49%
                                                    Attn: Paul Miller
                                                    28th Fl.
                                                    7 World Trade Center
                                                    New York, NY 10048

                                          A         MLPF&S For the Sole Benefit of Its              8.24%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

                                                    Kristin K. McDonald                             7.48%
                                                    Exec. for Estate of
                                                    Kim M. Kinney
                                                    112 Saddle Ridge Road
                                                    Chapel Hill, NC 27514-1417

                                          2         Salomon Smith Barney Inc.                       6.17%
                                                    00154665606
                                                    333 West 34th St. -- 3rd Fl.
                                                    New York, NY 10001

National Intermediate Muni Fund........   O         Longin P. Diakow                               39.54%
                                                    448 New Haven Avenue
                                                    Derby, CT 06418

                                                    Pauline K. Schlatmann                          26.52%
                                                    P.O. Box 58
                                                    Hermanie, PA 15637-0058

                                                    Beverly A. Hammer TTEE                          7.54%
                                                    The Beverly A. Hammer Family Tr
                                                    U/A DTD 4/17/98
                                                    516E-3085 SO
                                                    Salt Lake City UT 84106

                                                    Anna K. Leonard                                 7.25%
                                                    400 Locust St. Apt. B233
                                                    Lakewood, NJ 08701

                                                    Donald A. Lee &                                 6.93%
                                                    Charlene M. Lee JTWROS
                                                    2109 Vantlook Court
                                                    Arlington, TX 76013

                                                    Thomas Lavan &                                  5.09%
                                                    Anne Lavan JTWROS
                                                    35 Quaker Lane
                                                    Farmingdale, NY 17735

                                          A         Fiserv Securities, Inc.                        16.50%
                                                    FAO 70237853
                                                    Attn: Mutual Funds Dept.
                                                    One Commerce Square
                                                    2005 Market Street, Suite 1200
                                                    Philadelphia, PA 19103

                                                                                                 PERCENTAGE
                 FUND                    CLASS                     SHAREHOLDER                      HELD
                 ----                    -----                     -----------                      ----
                                          B         MLPF&S For the Sole Benefit of Its             31.32%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

                                                    Sally Golaskog                                  7.04%
                                                    Jeffrey M. Gillespie Conservators
                                                    FBO Katherine Savidge
                                                    P.O. Box 217
                                                    Royal Oak, MI 48068

                                          2         Dain Rauscher Inc. FBO                         10.82%
                                                    Florence L. Moore TTEE
                                                    Janis M. Drake TTEE
                                                    Alfred F. Moore Credit Trust
                                                    17143 133rd Ave. NE Apt. 272
                                                    Woodinville, WA 98072-0000

                                                    HR Lewis TTEE                                   9.74%
                                                    HR Lewis MDPA Corporation
                                                    Professional Plaza One
                                                    One Medical Parkway Ste. 139
                                                    Dallas, TX 75234

                                                    FISERV Securities, Inc.                         8.62%
                                                    FAO 69759551
                                                    Attn: Mutual Funds
                                                    One Commerce Square
                                                    2005 Market Street, Suite 1200
                                                    Philadelphia, PA 19103

                                                    Salomon Smith Barney Inc.                       6.67%
                                                    00171806201
                                                    388 Greenwich Street
                                                    New York, NY 10013

                                                    Dain Rauscher Incorporated FBO                  6.53%
                                                    Jane J. Wilson
                                                    6902 Gleneagles Drive
                                                    Tyler, TX 75703

NY Muni Money Market...................   O         Eduardo G. Mestre                               8.20%
                                                    970 Park Avenue
                                                    New York, NY 10028

                                                    Morton M. Bass                                  7.22%
                                                    185 Great Neck Road
                                                    Great Neck, NY 11021

                                                    Sandra Atlas Bass                               6.71%
                                                    185 Great Neck Road
                                                    Great Neck, NY 11021

                                          A         Mitchell Tanzman                               22.83%
                                                    167 East 61st Street, Apt. #11E
                                                    New York, NY 10021

                                                    Eugene Tesoriero                               19.94%
                                                    Orlando Tesoriero JTWROS
                                                    35 Convent Rd.
                                                    Syosset, NY 11791

                                                    Lisa Burns                                      8.24%
                                                    c/o Burns McClellan Inc.
                                                    470 Park Ave. South, 9th Fl.
                                                    New York, NY 10016-0000

                                                    Donald S. Macleod                               8.05%
                                                    33 Breezewood Common
                                                    E. Amherst, NY 14051

                                                                                                 PERCENTAGE
                 FUND                    CLASS                     SHAREHOLDER                      HELD
                 ----                    -----                     -----------                      ----
                                                    Marvin Finestone                                7.75%
                                                    194 Roby Lane
                                                    Rochester, NY 14618

                                                    Joseph Victor Lipschutz &                       7.35%
                                                    Madeline Lipschutz JTRWROS
                                                    32 Carling Drive
                                                    New Hyde Park, NY 11040-3721

                                          B         Parker Hunter Incorporated FBO                 66.74%
                                                    Patricia L. Harry IRA
                                                    P.O. Box 265
                                                    West Middlesex, PA 10159-0265

                                                    Donald Finlayson                               24.78%
                                                    P.O. Box 188457
                                                    Sacramento, CA 95818-8457

                                                    Philip Baltz                                    5.91%
                                                    Christina Grdouk JTWROS
                                                    325 East 52nd St.
                                                    New York, NY 10022

Small Cap Growth Fund..................   O         Anthony E. Viola &                             12.10%
                                                    Elaine M. Viola JTTEN
                                                    P.O. Box 261
                                                    Calverton, NY 11933

                                                    First Clearing Corporation                      9.09%
                                                    A/C 6712-5921
                                                    Morris Rotskoff TR
                                                    111 East Kilbourne Avenue
                                                    Milwaukee, WI 53202

                                                    Gene L. & Priscilla A. Lane TTEES               7.47%
                                                    Lane Living Trust U/A DTD 4/24/96
                                                    3866 Maypop Circle Unit D
                                                    Myrtle Beach, SC 29588-1177

                                                    Charles E. Burton                               7.30%
                                                    Jane M. Burton TTEES
                                                    U/A Oct 26 79
                                                    717 Olson Road
                                                    Soquel, CA 95073

                                                    Thomas G. Filut                                 6.62%
                                                    Marlene A. Filut JTWROS
                                                    6301 Rech-Loeinheimer Road
                                                    Fredericksburg, TX 78624

                                                    Albert G. Flor                                  6.21%
                                                    308 NW 1st Street
                                                    P.O. Box #472
                                                    New Richland, MN 56072-0472

                                                    Jenlibrilo Inc.                                 5.60%
                                                    c/o Linda Rotskoff
                                                    12340 Shoreridge Dr. B
                                                    Maryland Hts., MO 63043

                                                    Franz Moos                                      5.38%
                                                    77-39 81st St.
                                                    Glendale, NY 11385

Strategic Bond Fund....................   O         BSDT Custodian for                             58.81%
                                                    Walter G. Chandoha
                                                    HR 10 Ret. Plan
                                                    50 Springhill Road
                                                    Annandale, NJ 08801

                                                                                                 PERCENTAGE
                 FUND                    CLASS                     SHAREHOLDER                      HELD
                 ----                    -----                     -----------                      ----
                                                    Kathleen Pappas                                14.90%
                                                    36 Hilltop Road
                                                    Winstead, CT 06098

                                                    Maurice Michiels                                7.70%
                                                    8 Navigator
                                                    Salem, SC 29676

                                                    James N. Brown, Jr.                             6.65%
                                                    Lila B. Brown TENCOM
                                                    224 Wagon Wheel Lane
                                                    Columbus, NJ 08022

                                          B         MLPF&S For the Sole Benefit of Its             11.50%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

                                          2         MLPF&S For the Sole Benefit of Its              6.70%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

Balanced Fund..........................   O         Henry Owen Inc. Employees Pension              40.41%
                                                    c/o Bond Beebe
                                                    Attn: W. Caldwell
                                                    7315 Wisconsin Ave. Suite 20W
                                                    Bethesda, MD 20814

                                                    BSDT Ira R/O Cust FBO                          10.58%
                                                    Dean Betzios
                                                    147-30 46th Ave.
                                                    Flushing, NY 11535

                                                    Charles F. Barber                               5.78%
                                                    Louis Barber JTWROS
                                                    66 Glenwood Drive
                                                    Greenwich, CT 06830

                                                    BSD&T Cust                                      5.77%
                                                    Alan L. Dahlberg IRA-RO
                                                    P.O. Box 426
                                                    Anna, TX 75409

                                          A         Salomon Smith Barney Inc.                       6.07%
                                                    OU153AUO325
                                                    33 West 34th Street, 3rd Floor
                                                    New York, New York 10001

                                          2         MLPF&S For the Sole Benefit of Its              6.75%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

U.S. Government Fund...................   O         Edgar Berman                                   24.89%
                                                    P.O. Box 444
                                                    Reseda, CA 91335

                                                    BSDT Custodian for                             18.05%
                                                    the IRA Acct of
                                                    David M. Shapiro
                                                    10 Waterside Plaza 8F
                                                    New York City, NY 10010

                                                    Salomon Smith Barney                           13.06%
                                                    00119318997
                                                    333 West 34th Street, 3rd Floor
                                                    New York, NY 10001

                                                                                                 PERCENTAGE
                 FUND                    CLASS                     SHAREHOLDER                      HELD
                 ----                    -----                     -----------                      ----
                                                    Henry A. Fribourg                              12.80%
                                                    7421 Somerset Rd.
                                                    Knoxville, TN 37909

                                                    Salomon Smith Barney, Inc.                      8.44%
                                                    00119605329
                                                    33 West 34th St., 3rd Floor
                                                    New York, NY 10001

                                                    BSDT Cust                                       7.72%
                                                    Marilyn Jo Hitchens
                                                    Rotn IRA Conversion
                                                    720 Josephine
                                                    Denver, CO 80206

                                                    BSDT Custodian for                              5.58%
                                                    the Account of
                                                    Elaine Nelson
                                                    17 Stonegate
                                                    St. James, NY 11780

                                                    Claudia Fribourg                                5.12%
                                                    7421 Somerset Rd.
                                                    Knoxville, TN 37909

                                          A         First Clearing Corporation                     19.24%
                                                    A/C 7662-4938
                                                    Southern California Schools
                                                    Relief JPA (c/o Arcadia USD)
                                                    2355 Crenshaw Blvd. Suite 200
                                                    Torrence, CA 90501-3329

                                                    Salomon Smith Barney Inc.                      16.51%
                                                    00142342593
                                                    333 West 34th St., 3rd Fl.
                                                    New York, New York, 10001

                                                    A.G. Edwards & Sons                            10.79%
                                                    Custodian for
                                                    Thomas Nordberg
                                                    Rollover IRA Account
                                                    2261 Bayview Road
                                                    Punta, FL 33950-5105

                                                    Salomon Smith Barney Inc.                       8.20%
                                                    00153A00299
                                                    333 West 34th St. -- 3rd Floor
                                                    New York, NY 10001

                                          B         MLPF&S For the Sole Benefit of Its              8.88%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

                                          2         NFSC FEBO #STL-585424                           6.68%
                                                    Michael Morrison TTEE
                                                    Nadine Morrison RevTr
                                                    49 Laura Ln.
                                                    Keene, MA 03431

                                                    MLPF&S For the Sole Benefit of Its              6.29%
                                                    Customers
                                                    Attn: Fund Administration
                                                    4800 Deer Lake Drive East, 3rd Fl.
                                                    Jacksonville, FL 32246-0000

                               INVESTMENT MANAGER

Each Fund retains SBAM to act as its investment manager. SBAM serves as the investment manager to numerous individuals and institutions and other investment companies. SBAM is an indirect wholly owned subsidiary of Salomon Smith Barney Holdings Inc, which in turn is a wholly owned subsidiary of Citigroup Inc ('Citigroup').

The management contract between SBAM and each respective Fund provides that SBAM shall manage the operations of the Fund, subject to policies established by the Board of Directors. Pursuant to the applicable management contract, SBAM manages each Fund's investment portfolio, directs purchases and sales of portfolio securities and reports thereon to the Fund's officers and directors regularly. SBAM also provides the office space, facilities, equipment and personnel necessary to perform the following services for each Fund: Commission compliance, including record keeping, reporting requirements and registration statements and proxies; supervision of Fund operations, including coordination of functions of administrator, transfer agent, custodian, accountants, counsel and other parties performing services or operational functions for each Fund: certain administrative and clerical services, including certain accounting services, facilitation of redemption requests, exchange privileges, and account adjustments, development of new shareholder services and maintenance of certain books and records; and certain services to each Fund's shareholders, including assuring that investments and redemptions are completed efficiently, responding to shareholder inquiries and maintaining a flow of information to shareholders.

In connection with SBAM's service as investment manager to the Strategic Bond Fund, Salomon Brothers Asset Management Limited ('SBAM Limited'), whose business address is Victoria Plaza, 111 Buckingham Palace Road, London SW1W OSB, England, provides certain advisory services to SBAM relating to currency transactions and investments in non-dollar-denominated debt securities for the benefit of the Strategic Bond Fund pursuant to a subadvisory consulting agreement. At no additional expense to the Strategic Bond Fund, SBAM pays SBAM Limited, as full compensation for all services provided under the subadvisory consulting agreement, a fee in an amount equal to the fee payable to SBAM under its management contract with respect to the Strategic Bond Fund multiplied by the current value of the net assets of the portion of the assets of the Strategic Bond Fund as SBAM shall allocate and divided by the current value of the net assets of the Strategic Bond Fund. SBAM Limited is an indirect, wholly-owned subsidiary of Citigroup. SBAM Limited is a member of the Investment Management Regulatory Organization Limited in the United Kingdom and is registered as an investment adviser in the United States pursuant to the Advisers Act.

Pursuant to a sub-advisory agreement, SBAM has retained SBAM AP as sub-adviser to the Asia Growth Fund (the 'Asia Subadvisory Agreement'). Subject to the supervision of SBAM, SBAM AP will have responsibility for the day-to-day management of the Fund's portfolio. SBAM AP is compensated at no additional cost to the Asia Growth Fund. Like SBAM, SBAM AP is a wholly-owned subsidiary of Citigroup. SBAM AP is a member of the Hong Kong Securities and Futures Commission and is registered as an investment adviser in the United States pursuant to the Advisers Act. Pursuant to a sub-administration agreement, SBAM has retained SBAM Limited to provide certain administrative services to SBAM relating to the Asia Growth Fund (the 'Subadministration Agreement').

Pursuant to a sub-advisory agreement, SBAM has retained Citibank, N.A., ('Citibank') as sub-adviser to each of the International Equity Fund and the Large Cap Growth Fund. Subject to the supervision of SBAM, Citibank will have responsibility for the day-to-day management of each Fund's portfolio. Citibank is compensated by SBAM at no additional cost to either Fund. Citibank is a wholly-owned subsidiary of Citigroup.

Investment decisions for a particular Fund are made independently from those of other funds or accounts managed by SBAM, SBAM AP, SBAM Limited or Citibank. Such other funds or accounts may also invest in the same securities as a Fund. If those funds or accounts are prepared to invest in, or desire to dispose of, the same security at the same time as a Fund, however, transactions in such securities will be made, insofar as feasible, for the respective funds and accounts in a manner deemed equitable to all. In some cases, this procedure may adversely affect the size of the position obtained for or disposed of by a Fund or the price paid or received by a Fund. In addition, because of different investment objectives, a particular security may be purchased for one or more funds or accounts when one or more funds or accounts are selling the same security.


As compensation for its services, SBAM receives, on behalf of each Fund other than the Investors Fund, as described below, a monthly management fee, at annual rate based upon the average daily net assets of the Fund as follows: .20% for the Cash Management Fund and the New York Municipal Money Market Fund; .50% for the National Intermediate Municipal Fund; .60% for the U.S. Government Income Fund; .75% for the High Yield Bond Fund and the Strategic Bond Fund; .55% for the Balanced Fund, .80% for the Small Cap Growth Fund, .80% for the Asia Growth Fund, .75% for the Large Cap Growth Fund and .90% for the International Equity Fund. SBAM receives from the Capital Fund a management fee payable monthly, at an annual rate of 1.00% of average daily net assets up to $100 million, .75% on the next $100 million, .625% on the next $200 million and .50% on average daily net assets in excess of $400 million. For the last three fiscal years ended December 31, 2000, SBAM has received the following amounts as management fees and has reimbursed the Funds for expenses in the following amounts:



                                                                                       EXPENSES
                                                              GROSS FEES    WAIVER    REIMBURSED
                                                              ----------    ------    ----------
ASIA GROWTH FUND
Year Ended December 31, 1998................................  $  118,451   $118,451    $259,926
Year Ended December 31, 1999................................  $  130,437   $130,437    $ 95,204
Year Ended December 31, 2000................................  $  163,829   $163,829    $124,963

CAPITAL FUND
Year Ended December 31, 1998................................  $1,802,144   $      0    $      0
Year Ended December 31, 1999................................  $2,249,402   $      0    $      0
Year Ended December 31, 2000................................  $3,420,168   $      0    $      0

CASH MANAGEMENT FUND
Year Ended December 31, 1998................................  $   83,335   $ 49,237    $      0
Year Ended December 31, 1999................................  $  101,230   $      0    $      0
Year Ended December 31, 2000................................  $   76,855   $ 56,543    $      0

HIGH YIELD BOND FUND
Year Ended December 31, 1998................................  $4,580,614   $486,909    $      0
Year Ended December 31, 1999................................  $4,225,238   $ 70,864    $      0
Year Ended December 31, 2000................................  $3,643,850   $      0    $      0

NATIONAL INTERMEDIATE MUNICIPAL FUND
Year Ended December 31, 1998................................  $   76,542   $ 76,542    $ 64,152
Year Ended December 31, 1999................................  $   77,615   $ 77,615    $145,888
Year Ended December 31, 2000................................  $   56,483   $ 56,483    $123,332

NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 1998................................  $  500,852   $      0    $      0
Year Ended December 31, 1999................................  $  358,215   $      0    $      0
Year Ended December 31, 2000................................  $  309,100   $      0    $      0

SMALL CAP GROWTH FUND
Year Ended December 31, 1998................................  $   22,970   $ 22,970    $      0
Year Ended December 31, 1999................................  $  974,700   $ 41,511    $      0
Year Ended December 31, 2000................................  $2,776,444   $      0    $      0

INTERNATIONAL EQUITY FUND
Year Ended December 31, 1999................................  $   11,496   $ 11,496    $ 21,629
Year Ended December 31, 2000................................  $  184,596   $ 70,825    $      0

LARGE CAP GROWTH FUND
Year Ended December 31, 1999................................  $   10,193   $ 10,193    $ 24,621
Year Ended December 31, 2000................................  $  101,993   $ 57,133    $      0


                                             (table continued on following page)

(table continued from previous page)
                                                                                       EXPENSES
                                                              GROSS FEES    WAIVER    REIMBURSED
                                                              ----------    ------    ----------
STRATEGIC BOND FUND
Year Ended December 31, 1998................................  $  781,161   $198,435    $      0
Year Ended December 31, 1999................................  $  876,952   $232,842    $      0
Year Ended December 31, 2000................................  $  795,764   $153,333    $      0

BALANCED FUND
Year Ended December 31, 1998................................  $1,082,153   $642,186    $      0
Year Ended December 31, 1999................................  $1,016,948   $406,903    $      0
Year Ended December 31, 2000................................  $  704,205   $292,995    $      0

U.S. GOVERNMENT INCOME FUND
Year Ended December 31, 1998................................  $  117,976   $117,976    $ 36,217
Year Ended December 31, 1999................................  $  185,197   $185,197    $ 69,013
Year Ended December 31, 2000................................  $  159,390   $159,390    $ 42,247


The Investors Value Fund pays SBAM a quarterly fee (the 'Base Fee') at the end of each calendar quarter based on the following rates:

AVERAGE DAILY NET ASSETS                                      ANNUAL FEE RATE
------------------------                                      ---------------
First $350 million..........................................       .650%
Next $150 million...........................................       .550%
Next $250 million...........................................       .525%
Next $250 million...........................................       .500%
Over $1 billion.............................................       .450%

This fee may be increased or decreased based on the performance of the Investors Value Fund relative to the investment record of the S&P 500 Index. At the end of each calendar quarter, for each percentage point by which the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index over the one year period ending on the last day of the calendar quarter for which the adjustment is being calculated, the Base Fee will be adjusted upward or downward by the product of: (i) 1/4 of .01% multiplied by; (ii) the average daily net assets of the Investors Value Fund for the one year period preceding the end of the calendar quarter. If the amount by which the Investors Value Fund outperforms or underperforms the S&P 500 Index is not a whole percentage point, a pro rata adjustment shall be made. However, there will be no performance adjustment unless the investment performance of the Investors Value Fund exceeds or is exceeded by the investment record of the S&P 500 Index by at least one percentage point. The maximum quarterly adjustment
1/4 is of .10%, which would occur if the Investor Value Fund's performance exceeds or is exceeded by the S&P 500 Index by ten or more percentage points. The performance adjustment will be paid quarterly based on a rolling one year period.

For purposes of determining the performance adjustment, the investment performance of the Investors Value Fund for any one year period shall mean the sum of: (i) the change in the Fund's net asset value per share during such period; (ii) the value of cash distributions per share accumulated to the end of such period; and (iii) the value of capital gains taxes per share (if any) paid or payable on undistributed realized long-term capital gains accumulated to the end of such period; expressed as a percentage of its net asset value per share at the beginning of such period. For this purpose, the value of distributions per share of realized capital gains and of dividends per share paid from investment income shall be treated as reinvested in shares of the Investors Value Fund at the net asset value per share in effect at the close of business on the record date for the payment of such distributions and dividends, after giving effect to such distributions and dividends. In addition, while the Investors Value Fund does not anticipate paying any taxes, the value of any capital gains taxes per share paid or payable on undistributed realized long-term capital gains shall be treated as reinvested in shares of the Fund at the net asset value per share in effect at the close of business on the date on which provision is made for such taxes, after giving effect to such taxes.

For purposes of calculating the performance adjustment, the investment record of the S&P 500 Index for any one year period shall mean the sum of: (i) the change in the level of the index during such period; and (ii) the value, computed consistently with the index, of cash distributions made by companies whose securities comprise the index accumulated to the end of such period; expressed as a percentage of the index level at the beginning of such period. For this purpose, cash distributions on the securities which comprise the index shall be treated as reinvested in the index at least as frequently as the end of each calendar quarter following the payment of the dividend.


SBAM was paid $5,061,228, $4,071,946 and $3,800,265 in management fees for the years ended December 31, 2000, 1999 and 1998 respectively.


The management contract for each of the Series Funds provides that it will continue for an initial two year period and thereafter for successive annual periods, and the management contract for each of the Investors Value Fund and the Capital Fund provides that it will continue for successive annual periods; provided that, with respect to each such contract, such continuance is specifically approved at least annually: (a) by the vote of a majority of the directors not parties to the management contract or 'interested persons' of such parties, as defined in the 1940 Act, cast in person at a meeting called for the specific purpose of voting on such management contract and (b) either by the Board of Directors or a majority of the outstanding voting securities. The management contract may be terminated on 60 days' written notice by either party and will terminate automatically if assigned.

Under the terms of the management contract between each Fund and SBAM, neither SBAM nor its affiliates shall be liable for losses or damages incurred by the Fund (including, with respect to the Asia Growth Fund, the imposition of certain Hong Kong tax liabilities on the Fund), unless such losses or damages are attributable to the wilful misfeasance, bad faith or gross negligence on either the part of SBAM or its affiliate or from reckless disregard by it of its obligations and duties under the Management Contract ('disabling conduct'). In addition, the Asia Growth Fund will indemnify SBAM and its affiliates and hold each of them harmless against any losses or damages, including the imposition of certain Hong Kong tax liabilities on the Fund, not resulting from disabling conduct.

Rule 17j-1 under the 1940 Act requires all registered investment companies and their investment advisers and principal underwriters to adopt written codes of ethics and institute procedures designed to prevent 'access persons' (as defined in Rule 17j-1) from engaging in any fraudulent, deceptive or manipulative trading practices. The Board of Directors for the Series Fund, the Investors Value Fund and the Capital Fund have each adopted a code of ethics (the 'Fund Code') that incorporates personal trading policies and procedures applicable to access persons of each Fund, which includes officers, directors and other specified persons who may make, participate in or otherwise obtain information concerning the purchase or sale of securities by the Fund. In addition, the Fund Code attaches and incorporates personal trading policies and procedures applicable to access persons of the investment manager and if applicable, any sub-adviser to each Fund, which policies serve as such adviser's code of ethics (the 'Adviser Code'). The Fund and Adviser Codes have been designed to address potential conflict of interests that can arise in connection with the personal trading activities of investment company and investment advisory personnel.

Pursuant to the Fund and Adviser Codes, access persons are generally permitted to engage in personal securities transactions, provided that a transaction does not involve securities that are being purchased or sold, are being considered for purchase or sale, or are being recommended for purchase or sale by or for a Fund. In addition, the Adviser Code contains specified prohibitions and blackout periods for certain categories of securities and transactions, including a prohibition on short-term trading and purchasing securities during an initial public offering. The Adviser Code, with certain exceptions, also requires that access persons obtain preclearance to engage in personal securities transactions. Finally, the Fund and Adviser Codes require access persons to report all personal securities transactions periodically.

ADMINISTRATOR


Smith Barney Fund Management LLC ('SBFM'), located at 7 World Trade Center, New York, New York 10048, provides certain administrative services to each Fund except the Small Cap Growth Fund for which SBAM (in its capacity as administrator, together with SBFM, the 'Administrator'), provides certain administrative services. Prior to January 1, 1999, such administrative services were provided by Investors Bank and Trust Company ('IBT'). For the last three fiscal years ended December 31, 2000, the Funds have paid the following amounts as administration fees:



                                                              ADMINISTRATION
                                                                 FEE PAID
                                                                 --------
ASIA GROWTH FUND
Year Ended December 31, 1998................................     $ 59,860
Year Ended December 31, 1999................................     $ 11,201
Year Ended December 31, 2000................................     $ 10,239

CASH MANAGEMENT FUND
Year Ended December 31, 1998................................     $ 33,334
Year Ended December 31, 1999................................     $ 25,308
Year Ended December 31, 2000................................     $ 19,214

HIGH YIELD BOND FUND
Year Ended December 31, 1998................................     $486,909
Year Ended December 31, 1999................................     $281,673
Year Ended December 31, 2000................................     $242,924

NATIONAL INTERMEDIATE MUNICIPAL FUND
Year Ended December 31, 1998................................     $ 12,247
Year Ended December 31, 1999................................     $  7,761
Year Ended December 31, 2000................................     $  5,648

NEW YORK MUNICIPAL MONEY MARKET FUND
Year Ended December 31, 1998................................     $200,341
Year Ended December 31, 1999................................     $ 89,554
Year Ended December 31, 2000................................     $ 77,275

SMALL CAP GROWTH FUND
July 1, 1998 (commencement of operations) to
December 31, 1998...........................................     $  1,436
Year Ended December 31, 1999................................     $ 60,919
Year Ended December 31, 2000................................     $173,528

STRATEGIC BOND FUND
Year Ended December 31, 1998................................     $ 83,324
Year Ended December 31, 1999................................     $ 58,464
Year Ended December 31, 2000................................     $ 53,051

BALANCED FUND
Year Ended December 31, 1998................................     $157,404
Year Ended December 31, 1999................................     $ 92,450
Year Ended December 31, 2000................................     $ 64,019

U.S. GOVERNMENT INCOME FUND
Year Ended December 31, 1998................................     $ 15,730
Year Ended December 31, 1999................................     $ 15,432
Year Ended December 31, 2000................................     $ 13,238

INTERNATIONAL EQUITY
Year Ended December 31, 1999................................     $    639
Year Ended December 31, 2000................................     $ 10,255

LARGE CAP GROWTH FUND
Year Ended December 31, 1999................................     $    679
Year Ended December 31, 2000................................     $  6,800

DISTRIBUTOR

CFBDS, located at 21 Milk Street, Boston, Massachusetts 02109, serves as each Fund's distributor pursuant to a distribution contract. CFBDS is a wholly owned subsidiary of Signature Financial Group, Inc.


Rule 12b-1 promulgated under the 1940 Act (the 'Rule') provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with the Rule. The Board of Directors of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) has adopted a services and distribution plan with respect to each class of shares (other than Class O and Class Y) of each Fund pursuant to the Rule (the 'Plan'). The Board of Directors of each Fund has determined that there is a reasonable likelihood that the Plan will benefit such Fund and its shareholders.



A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Board of Directors for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of the applicable Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Board of Directors, and by the Directors who are neither 'interested persons,' as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and any related agreements are subject to annual approval by such vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority of the Directors who are not 'interested persons' and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be. For the year ended December 31, 2000, the aggregate amount spent by the various classes of each Fund under the applicable Plan was as follows:



                                                                                           AMOUNT
                                                                                          SPENT ON
                                                AMOUNTS                                   PRINTING       AMOUNT
                                  AMOUNTS       PAID TO     COMPENSATION     AMOUNT         AND         SPENT ON         TOTAL
                                  PAID TO       SELECTED      TO SALES      SPENT ON     MAILING OF   MISCELLANEOUS     AMOUNT
                                UNDERWRITERS    DEALERS      PERSONNEL     ADVERTISING   PROSPECTUS     EXPENSES         SPENT
                                ------------    -------      ---------     -----------   ----------     --------         -----
ASIA GROWTH FUND
Class A.......................       15,700        30,383        44,580          736        10,748         50,905         137,352
Class B.......................       89,294        97,438        51,864          892        11,833         57,571         219,598
Class 2.......................       40,616        69,053        95,711        1,323        26,216        124,412         316,715
CAPITAL FUND
Class A.......................      156,110       232,288       215,688        1,289        20,651        100,348         570,264
Class B.......................    1,285,481       929,254       664,984        2,431        49,762        243,295       1,889,726
Class 2.......................      631,087       692,763       361,451        2,543        48,947        237,859       1,343,563
HIGH YIELD BOND FUND
Class A.......................      286,738       595,692       367,709        5,095        76,607        365,937       1,411,040
Class B.......................    2,830,944     3,357,610       454,630        4,891        79,665        376,941       4,273,737
Class 2.......................      559,666       693,604       136,099        1,781        30,354        142,989       1,004,827
INTERNATIONAL EQUITY FUND
Class A.......................       22,102        78,013        63,622          916        14,607         69,074         226,232
Class B.......................       54,903        59,877        62,944          834        14,726         74,336         212,717
Class 2.......................       50,243        76,723        76,823        1,105        19,835         91,931         266,417
INVESTORS VALUE FUND
Class A.......................      127,686       138,635        56,355          610        13,397         60,894         269,891
Class B.......................      775,965       595,954       162,170        1,783        33,923        169,162         962,992
Class 2.......................      202,141       234,396       175,594        2,845        41,743        197,204         651,782
LARGE CAP FUND
Class A.......................        5,712        26,817        50,454          529        13,160         62,905         153,865
Class B.......................       71,896        47,822        42,863          546        10,278         56,609         158,118
Class 2.......................       23,008        53,297        89,598        1,685        23,007        102,569         270,156

                                             (table continued on following page)

(table continued from previous page)


                                                                                           AMOUNT
                                                                                          SPENT ON
                                                AMOUNTS                                   PRINTING       AMOUNT
                                  AMOUNTS       PAID TO     COMPENSATION     AMOUNT         AND         SPENT ON         TOTAL
                                  PAID TO       SELECTED      TO SALES      SPENT ON     MAILING OF   MISCELLANEOUS     AMOUNT
                                UNDERWRITERS    DEALERS      PERSONNEL     ADVERTISING   PROSPECTUS     EXPENSES         SPENT
                                ------------    -------      ---------     -----------   ----------     --------         -----
NATIONAL MUNICIPAL FUND
Class A.......................        9,103        54,459       125,128        1,702        31,334        157,094         369,717
Class B.......................       42,538        39,042        29,778          478         8,118         37,023         114,439
Class 2.......................       14,398        24,550        23,109          569         6,335         24,746          79,309
SMALL CAP FUND
Class A.......................      472,919       587,677       219,816        2,603        54,440        269,357       1,133,893
Class B.......................    1,405,641       543,193       307,183        4,548        71,767        338,708       1,265,399
Class 2.......................      168,569       168,236        98,980        1,780        24,589        111,608         405,193
STRATEGIC BOND FUND
Class A.......................       42,905        69,329        63,229          442        14,523         73,732         221,255
Class B.......................      674,701       729,260       245,106        3,392        50,265        235,725       1,263,748
Class 2.......................      156,642       194,972        41,954          712         9,689         45,859         293,186
BALANCED FUND
Class A.......................       69,695        88,027        57,038        1,015        15,365         65,903         227,348
Class B.......................      813,798       830,868       153,082        2,292        36,917        179,119       1,202,278
Class 2.......................      173,122       202,132       113,524        1,786        28,637        139,913         485,992
U.S. GOVERNMENT FUND
Class A.......................       15,536        70,121       101,967        1,684        26,773        115,294         315,839
Class B.......................      141,231       116,989        79,448        1,072        17,408         91,438         306,355
Class 2.......................       33,189        44,109        24,649          273         6,078         33,451         108,560
TOTAL COMMISSIONS PAID........   11,463,279    11,772,583     4,857,130       56,182       941,697      4,503,911      22,131,503


EXPENSES

Each Fund's expenses include taxes, interest, fees and salaries of such Fund directors and officers who are not directors, officers or employees of the Fund's service contractors, Commission fees, state securities qualification fees, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, advisory and administration fees, charges of the custodian and of the transfer and dividend disbursing agent, certain insurance premiums, outside auditing and legal expenses, costs of shareholder reports and shareholder meetings and any extraordinary expenses. Each Fund also pays for brokerage fees and commissions (if any) in connection with the purchase and sale of portfolio securities. Fund expenses are allocated to a particular class of Fund shares based on either expenses identifiable to the class or the relative net assets of the class and other classes of Fund shares.

                             PORTFOLIO TRANSACTIONS

Subject to policy established by the Board of Directors, the investment manager is primarily responsible for each Fund's portfolio decisions and the placing of the Fund's portfolio transactions.

Fixed-income, certain short-term securities and certain equities normally will be purchased or sold from or to issuers directly or to dealers serving as market makers for the securities at a net price, which may include dealer spreads and underwriting commissions. Equity securities may also be purchased or sold through brokers who will be paid a commission.

The general policy of each Fund in selecting brokers and dealers is to obtain the best results taking into account factors such as the general execution and operational facilities of the broker or dealer, the type and size of the transaction involved, the creditworthiness of the broker or dealer, the stability of the broker or dealer, execution and settlement capabilities, time required to negotiate and execute the trade, research services and the investment manager's arrangements related thereto (as described below), overall performance, the dealer's risk in positioning the securities involved, and the broker's commissions and dealer's spread or mark-up. While the investment manager generally seeks the best price in placing its orders, a Fund may not necessarily be paying the lowest price available. The purchase by a Fund of Participations or Assignments may be pursuant to privately negotiated transactions pursuant to which a Fund may be required to pay fees to the seller or forego a portion of payments in respect of the Participation Agreement.

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
Notwithstanding the above, in compliance with Section 28(e) of the Securities Exchange Act of 1934, the investment manager may select brokers who charge a commission in excess of that charged by other brokers, if the investment manager determines in good faith that the commission to be charged is reasonable in relation to the brokerage and research services provided to the investment manager by such brokers. Research services generally consist of research or statistical reports or oral advice from brokers and dealers regarding particular companies, industries or general economic conditions. The investment manager may also have arrangements with brokers pursuant to which such brokers provide research services to the investment manager in exchange for a certain volume of brokerage transactions to be executed by such broker. While the payment of higher commissions increases a Fund's costs, the investment manager does not believe that the receipt of such brokerage and research services significantly reduces its expenses as a Fund's investment manager. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the investment manager by brokers who effect securities transactions for a Fund may be used by the investment manager in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the investment manager by brokers who effect securities transactions for other investment companies and accounts which the investment manager manages may be used by the investment manager in servicing a Fund. Not all of these research services are used by the investment manager in managing any particular account, including the Funds.

Under the 1940 Act, 'affiliated persons' of a Fund are prohibited from dealing with it as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC. However, each Fund may purchase securities from underwriting syndicates of which the investment manager or any of its affiliates as defined in the 1940 Act, is a member under certain conditions, in accordance with Rule 10f-3 promulgated under the 1940 Act.


Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through 'affiliated broker/dealers,' as defined in the 1940 Act. Each Company's Board of Directors has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Any such compensation will be paid in accordance with applicable SEC regulations. For the fiscal years ended December 31, 1998, 1999 and 2000 the Funds paid aggregate brokerage commissions, including affiliated brokerage commissions, as follows:



                                                                    BROKERAGE
                                              AGGREGATE         COMMISSIONS PAID
                                              BROKERAGE          BY THE FUNDS TO
                                           COMMISSIONS PAID   SALOMON SMITH BARNEY
                                           ----------------   --------------------
CAPITAL FUND
Year Ended December 31, 1998.............     $  821,510             $28,068
Year Ended December 31, 1999.............     $  434,000             $12,018
Year Ended December 31, 2000.............     $1,571,749             $17,130

INVESTORS VALUE FUND
Year Ended December 31, 1998.............     $1,485,163             $90,618
Year Ended December 31, 1999.............     $1,393,000             $31,716
Year Ended December 31, 2000.............     $1,779,420             $26,332

BALANCED FUND
Year Ended December 31, 1998.............     $   66,681             $ 3,180
Year Ended December 31, 1999.............     $   72,439             $ 2,400
Year Ended December 31, 2000.............     $   65,655             $     0

SMALL CAP GROWTH FUND
Year Ended December 31, 1999.............     $  389,381             $   390
Year Ended December 31, 2000.............     $  587,213             $     0

LARGE CAP GROWTH FUND
Year Ended December 31, 1999.............     $    9,771             $    48
Year Ended December 31, 2000.............     $   20,745             $   291

                                NET ASSET VALUE

Because of the differences in service and distribution fees and class-specific expenses, the per share net asset value of each class may differ. The following is a description of the procedures used by a Fund in valuing its assets. For the purpose of pricing purchase and redemption orders, the net asset value per share of each class of each Fund is calculated separately and is determined once daily as of the close of regularly scheduled trading on the NYSE (except with respect to the Cash Management Fund and the New York Municipal Money Market Fund for which the determination is made at 12:00 noon (New York time)). With respect to each Fund, such calculation is determined on each day that the NYSE is open for trading, i.e., Monday through Friday, except for New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day, and the preceding Friday or subsequent Monday when one of those holidays falls on a Saturday or Sunday, respectively.

In calculating net asset value, portfolio securities listed or traded on national securities exchanges, or reported by the NASDAQ National Market reporting system, are valued at the last sale price, or, if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price.

Securities that are primarily traded on foreign exchanges generally are valued at the closing price of such securities on their respective exchanges, except that if the investment manager is of the opinion that such price would result in an inappropriate value for a security, including as a result of an occurrence subsequent to the time a value was so established then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Directors or its delegates. In valuing assets, prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate. Securities may be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the Board of Directors. Amortized cost involves valuing an instrument at its original cost to a Fund and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. All other securities and other assets of a Fund will be valued at fair value as determined in good faith pursuant to procedures adopted by the Board of Directors of each Fund.

As stated in the Prospectus, each of the Cash Management Fund and the New York Municipal Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund's instruments on the basis of amortized cost pursuant to Rule 2a-7 promulgated under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Directors has established procedures reasonably designed, taking into account current market conditions and the investment objective of the Cash Management Fund and the New York Municipal Money Market Fund, to stabilize the net asset value per share as computed for the purposes of sales and redemptions at $1.00. These procedures include periodic review, as the Board of Directors deem appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

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
In the event of a deviation of 1/2 of 1% between the net asset value of the Cash Management Fund or the New York Municipal Money Market Fund, as applicable, based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board of Directors will promptly consider what action, if any, should be taken. The Board of Directors will also take such action as they deem appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

                        ADDITIONAL PURCHASE INFORMATION

TIMING OF PURCHASE ORDERS


Orders for the purchase of Fund shares (other than the Cash Management Fund and the New York Municipal Money Market Fund) received by selected dealers by the close of regular trading on the NYSE (currently, 4:00 p.m., New York time) on any day that a Fund calculates its net asset value and either transmitted to Salomon Smith Barney by the close of its business day (normally 5:00 p.m., New York time) or transmitted by dealers to PFPC Global Fund ('PFPC' or the 'Transfer Agent'), through the facilities of the National Securities Clearing Corporation ('NSCC') by 7:00 p.m., New York time, on that day will be priced according to the net asset value determined on that day plus any applicable sales charge. Otherwise, the orders will be priced as of the time the net asset value is next determined. Purchase orders for shares of the Cash Management Fund and the New York Municipal Money Market Fund will be executed at the net asset value per share next determined after the order has become effective, i.e., payment has been received in or converted into federal funds. See 'Buying Shares and Exchanging Shares' in the Prospectus. It is the dealers' responsibility to ensure that orders are transmitted on a timely basis to Salomon Smith Barney or PFPC through the facilities of NSCC. Any loss resulting from a dealer's failure to submit an order within the prescribed time frame will be borne by that dealer. See 'How to Open an Account and Purchase Shares' above for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor's account.


Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

CLASS A SHARES

Volume Discounts. The schedule of sales charges on Class A shares described in each Prospectus relating to Class A shares applies to purchases made by any 'purchaser,' which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the 'Code'), and qualified employee benefit plans of employers who are 'affiliated persons' of each other within the meaning of the 1940 Act; (e) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (f) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (g) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the Commission under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800) 446-1013.

Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership sanctioned plan meeting certain requirements; one such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The Distributor may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the Distributor will realize economies of sales efforts and sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A 'qualified group' is one which: (i) has been in existence for more than six months; (ii) has a purpose other than acquiring Fund shares at a discount; and (iii) satisfies uniform criteria which enables the Distributor to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the Distributor. In order to obtain such reduced sales charge, the purchases must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the Distributor.


Initial Sales Charge Waivers. In addition to those types of investors set forth in the Prospectus who are eligible for waiver of the initial sales charge on purchases of Class A shares, investors who, authorized by and as a result of a direct relationship with the fund's portfolio manager, purchase shares directly at the fund, will also have the initial sales charge waived when purchasing Class A shares.


Sales Charge Reallowance. Purchases of Class A shares of a fund may be made at each fund's respective net asset value per share plus the applicable sales charge set forth in the Prospectus. Members of the selling group typically receive up to 90% of the sales charge. Members of the selling group may from time to time and for a limited period, receive 100% of the applicable sales charge for the purchase of a fund's Class A shares.

Right of Accumulation. Reduced sales charges, in accordance with the schedule in the Prospectus relating to Class A shares, apply to any purchase of Class A shares if the aggregate investment in Class A shares of all Funds in the Salomon Brothers Investment Series, excluding holdings in Class B and Class 2 shares and shares purchased or held in the Cash Management Fund and/or the New York Municipal Money Market Fund, and including the purchase being made, of any purchaser is $50,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. A Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the combined right of accumulation, shareholders should call (800) 446-1013.

Letter of Intent. For the purposes of determining which sales charge level set forth in the Prospectus is applicable to a purchase of Class A shares, investors may also establish a total investment goal in shares of the Funds to be achieved over a thirteen-month period and may purchase Class A shares during such period at the applicable reduced front end sales charge. All Class A shares (excluding Class A shares purchased or held in the Cash Management Fund or the New York Municipal Money Market Fund), previously purchased and still beneficially owned by the investor and his or her spouse and children under the age of 21 may, upon written notice to the transfer agent, also be included at the current net asset value to reach a level specified in the table in the Prospectus.

Shares totaling 5% of the dollar amount of the Letter of Intent will be held in escrow by the transfer agent in the name of the purchaser. The effective date of a Letter of Intent may be back-dated up to 90 days, in order that any investments made during this 90-day period, valued at the purchaser's cost, can be applied to the fulfillment of the Letter of Intent goal.

The Letter of Intent does not obligate the investor to purchase, nor any Fund to sell, the indicated amount. In the event the Letter of Intent goal is not achieved within the thirteen-month period, the investor is required to pay the difference between the front end sales charge otherwise applicable to the purchases of Class A shares made during this period and the sales charge actually paid. If a payment is due under the preceding sentence, it must be made directly to the transfer agent within twenty days of notification or, if not paid, the transfer agent will liquidate sufficient escrowed shares to obtain such difference. For additional information, shareholders should contact the applicable Fund, the transfer agent or eligible securities dealers.

DISTRIBUTION FEES


Each class of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) is authorized, pursuant to a services and distribution plan applicable to that class of shares (the 'Class A Plan,' the 'Class B Plan' and the 'Class 2 Plan,' collectively, the 'Plans') adopted pursuant to Rule 12b-1 promulgated under the 1940 Act, to pay Salomon Smith Barney an annual service fee with respect to Class A, Class B and Class 2 shares of the applicable Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) at the rate of .25% of the value of the average daily net assets of the respective class. Salomon Smith Barney is also paid an annual distribution fee with respect to Class B shares of each Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) at the rate of .75% of the value of the average daily net assets of the respective class. Salomon Smith Barney is also paid an annual distribution fee at the rate of .50% and .75% of the value of the average daily net assets of the Bond Fund's Class 2 shares and the Equity Fund's Class 2 shares, respectively. For this purpose, the Balanced, Small Cap Growth, Asia Growth, Large Cap Growth, International Equity, Investors Value and Capital Funds shall constitute 'Equity Funds,' while the National Intermediate Municipal, U.S. Government Income, High Yield Bond and Strategic Bond Funds shall constitute 'Bond Funds.' Class O and Class Y shares are not subject to a services and distribution plan. The service fees are used for servicing shareholder accounts, including payments by Salomon Smith Barney to selected securities dealers. The distribution fees are paid to Salomon Smith Barney to compensate for activities primarily intended to result in the sale of Class B and Class 2 shares.


The expenses incurred in connection with these activities include: costs of printing and distributing the Funds' Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other Salomon Smith Barney branch office distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for Salomon Smith Barney's initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds' shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the CDSC received by the Salomon Smith Barney. Under the Plans, Salomon Smith Barney may retain all or a portion of the service and distribution fees. The payments to selected securities dealers may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund (a 'trail fee') with respect to accounts that dealers continue to service.

With respect to Class B shares, CFBDS will pay broker-dealers at the time of sale a commission of 4% of the purchase amount and a quarterly trail fee at an annual rate of .25% which will begin to accrue immediately after settlement. With respect to Class 2 shares of the Bond Funds, CFBDS will pay broker-dealers at the time of sale a commission of 1.75% of the purchase amount and a quarterly trail fee at an annual rate of .75% which will begin to accrue one year after settlement. With respect to Class 2 shares of the Equity Funds, CFBDS will pay broker-dealers at the time of sale a commission of 2.00% of the purchase amount and a quarterly trail fee at an annual rate of 1.00% which will begin to accrue one year after settlement. For this purpose, the Balanced, Small Cap Growth, Asia Growth, Large Cap Growth, International Equity, Investors Value and Capital Funds shall constitute 'Equity Funds,' while the National Intermediate Municipal, U.S. Government Income, High Yield Bond and Strategic Bond Funds shall constitute 'Bond Funds.' In addition, with respect to Class A shares, CFBDS will pay broker-dealers at the time of sale a commission and a quarterly trail commission at an annual rate of .25% which will begin to accrue immediately after settlement.

Sales personnel of broker/dealers distributing each Fund's shares and any other persons entitled to receive compensation for selling or servicing a Fund's shares may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by Salomon Smith Barney and dealers in connection with the sale of shares will be paid, in the case of Class A and Class 2 shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class 2 shares, from the proceeds of applicable CDSCs and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the CDSCs and ongoing distribution and service fees applicable to Class B shares.

The Plans provide that Salomon Smith Barney may make payments to assist in the distribution of a Fund's shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it. From time to time, Salomon Smith Barney may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to Salomon Smith Barney under the Plans and payments by Salomon Smith Barney to selected securities dealers are payable without regard to actual expenses incurred.

Salomon Smith Barney may, from time to time, assist dealers by, among other things, providing sales literature to, and holding informational programs for the benefit of, dealers' registered representatives which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, Salomon Smith Barney may also, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentives to dealers who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund's shares or the amount that any particular Fund will receive as proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and CDSCs retained by Salomon Smith Barney, any applicable Plan payments or Salomon Smith Barney's other resources. Other than Plan payments, the Funds do not bear distribution expenses.

                       ADDITIONAL REDEMPTION INFORMATION

If the Board of Directors shall determine that it is in the best interests of the remaining shareholders of a Fund, such Fund may pay the redemption price in whole, or in part, by a distribution in kind from the portfolio of the Fund, in lieu of cash, taking such securities at their value employed for determining such redemption price, and selecting the securities in such manner as the Board of Directors may deem fair and equitable. However, certain Funds have made an election pursuant to Rule 18f-1 under the 1940 Act requiring that all redemptions be effected in cash to each redeeming shareholder, during periods of 90 days, up to the lesser of $250,000 or 1% of the net assets of such Fund. A shareholder who receives a distribution in kind may incur a brokerage commission upon a later disposition of such securities and may receive less than the redemption value of such securities or property upon sale, particularly where such securities are sold prior to maturity.

Under the 1940 Act, a Fund may suspend the right of redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed, other than customary weekend and holiday closings, or during which trading on said Exchange is restricted, or during which (as determined by the SEC by rule or regulation) an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit. (A Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.)

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
                    ADDITIONAL INFORMATION CONCERNING TAXES

TAXATION OF A FUND

The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.


Each Fund intends to qualify and elect to be treated as a regulated investment company (a 'RIC') under Subchapter M of the Code. Qualification as a RIC requires, among other things, that a Fund: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies or other income (including gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of each taxable year: (i) at least 50% of the market value of a Fund's assets is represented by cash, cash items, U.S. government securities, securities of other RICs and other securities with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of a Fund's assets and 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. government securities or the securities of other RICs).


As a RIC, a Fund will not be subject to federal income tax on its 'net investment income' (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and 'net capital gain' (the excess of the Fund's net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes 90% of its net investment income for such taxable year, and with respect to the New York Municipal Money Market Fund and the National Intermediate Municipal Fund, at least 90% of its net tax-exempt income for such taxable year. However, each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 28%) on alternative minimum taxable income, which includes interest income on certain 'private activity' obligations that is otherwise exempt from tax. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the 35% tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed net capital gain included in the shareholder's income.

A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year: (a) at least 98% of its ordinary income for such calendar year; (b) at least 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed income and gains from the preceding calendar year (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate tax will be considered to have been distributed by year-end.

All dividends and distributions to shareholders of a Fund of net investment income will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, distributions of net investment income which includes the excess of the Fund's net realized short-term capital gains over net realized long-term capital losses, are taxable to shareholders as ordinary income. A portion of such dividends may qualify for the dividends received deduction available to corporations.

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Distributions of net capital gain designated by a Fund as 'capital gain dividends' will be taxable as long-term capital gain, whether paid in cash or additional shares, regardless of how long the shares have been held by such shareholders, and such distributions will not be eligible for the dividends received deduction. In general, the maximum federal income tax rate imposed on long-term capital gain of individuals is 20% (or 18% for capital assets that have been held for more than five years, and whose holding periods began after December 31, 2000). The maximum federal income tax rate imposed on individuals with respect to ordinary income (and short-term capital gain, which currently is taxed at the same rates as ordinary income) will be 39.6%. With respect to corporate taxpayers, long-term capital gain currently is taxed at the same federal income tax rates as ordinary income and short-term capital gain. Investors should consider the tax implications of buying shares shortly before the record date of a distribution because distributions will be taxable even though the net asset value of shares of a Fund is reduced by the distribution.


Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The investment yield of a Fund investing in foreign securities or currencies will be reduced by these foreign taxes. Shareholders will bear the cost of any foreign taxes but may not be able to claim a foreign tax credit or deduction for these foreign taxes. In addition, a Fund investing in securities of passive foreign investment companies may be subject to U.S. federal income taxes (and interest on such taxes) as a result of such investments. The investment yield of a Fund making such investments will be reduced by these taxes and interest. Shareholders will bear the cost of these taxes and interest, but will not be able to claim a deduction for these amounts.


The redemption, sale or exchange of shares of one Fund for shares of another is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder's hands. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares shall be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. A loss realized on a sale or exchange of shares may be disallowed if other shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of.


Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend or distribution in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund no later than December 31 of the year in which the dividend or distribution is declared.

Each Fund may be required to withhold federal income tax at a rate of 31% ('backup withholding') from dividends (other than exempt-interest dividends) and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee's correct taxpayer identification number (e.g., an individual's social security number), (ii) the Internal Revenue Service ('IRS') notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax and any amounts withheld may be credited against the shareholder's federal income tax liability.


Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies) and short sales. See 'Additional Investment Activities and Risk Factors -- Derivatives.' Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether


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gains or losses are ordinary or capital), accelerate recognition of income of a
Fund and defer recognition of certain of a Fund's losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to 'mark-to-market' certain types of positions in its portfolio (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for RIC qualification and avoid both the corporate level tax and the 4% excise tax. Each Fund intends to monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.


A Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of the Fund as a RIC under subchapter M of the Code.


A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in pay-in-kind bonds or in obligations such as certain Brady Bonds or zero-coupon securities having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount equal to the excess of the stated redemption price of the security over the basis of such security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its investors. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed.



If the Fund purchases shares in a 'passive foreign investment company' (a 'PFIC'), the Fund may be subject to U.S. federal income tax on a portion of any 'excess distribution' or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains. If the Fund were to invest in a PFIC and elected to treat the PFIC as a 'qualified electing fund' under the Code (a 'QEF'), in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, the Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, the Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.


TAXATION OF U.S. SHAREHOLDERS

The Prospectus describes each Fund's policy with respect to distribution of net investment income and any net capital gain. Shareholders should consider the tax implications of buying shares just prior to a distribution. Although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those shareholders purchasing just prior to a distribution will receive a distribution which will nevertheless be taxable to them.

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value, determined as of the distribution date, of the shares received and will have a cost basis in each

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
share received equal to the fair market value of a share of a Fund on the distribution date. Shareholders will be notified annually as to the federal tax status of distributions, and shareholders receiving distributions in the form of shares will receive a report as to the fair market value of the shares received.


Gain or loss on the sale or other disposition of Fund shares will result in capital gain or loss to shareholders who hold their shares as capital assets. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year. In the case of individuals, long-term capital gain is taxed at a maximum rate of 20% (or 18% for capital assets that have been held for more than five years and whose holding periods began after December 31, 2000). In the case of corporate taxpayers, long-term capital gain is taxed at the same federal income tax rates as ordinary income and short-term capital gain, the maximum rate being 35%. Not later than 60 days after the close of its taxable year the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income dividends or capital gain dividends. If a shareholder redeems or exchanges shares of a Fund before he or she has held them for more than six months, any short-term capital loss on such redemption or exchange will be (i) treated as a long-term capital loss to the extent of any capital gain dividends received by the shareholder (or credited to the shareholder as an undistributed capital gain) with respect to such shares or (ii) disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares.



It is expected that a portion of the dividends of net investment income received by corporate shareholders from a Fund (other than the Cash Management Fund and the New York Municipal Money Market Fund) will qualify for the federal dividends received deduction generally available to corporations. The dividends received deduction for corporate shareholders may be disallowed or reduced if the securities with respect to which dividends are received by a Fund are (1) considered to be 'debt-financed' (generally, acquired with borrowed funds), (2) held by a Fund for less than 46 days (91 days in the case of certain preferred stock) during the 90 day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 180 day period beginning 90 days before such date in the case of certain preferred stock) or (3) subject to certain forms of hedges or short sales. Moreover, the dividends received deduction may be disallowed or reduced
(1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) by application of the Code. The amount of any dividend distribution eligible for the corporate dividends received deduction will be designated by a Fund in a written notice within 60 days of the close of the taxable year.



A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If a Fund qualifies as a RIC, certain distribution requirements are satisfied and more than 50% of the value of the Fund's total assets at the close of any taxable year consists of stock or securities of foreign corporations, which for this purpose may include obligations of foreign governmental issuers, the Fund may elect, for United States federal income tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under the United States income tax principles, as paid by its shareholders.


The Asia Growth Fund expects to qualify for and make this election. For any year that the Asia Growth Fund makes such an election, each shareholder of such Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Asia Growth Fund to a foreign country's government and shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by the Asia Growth Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.

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
THE NEW YORK MUNICIPAL MONEY MARKET FUND AND THE NATIONAL INTERMEDIATE MUNICIPAL FUND


The New York Municipal Money Market Fund and the National Intermediate Municipal Fund each intends to qualify to pay 'exempt-interest dividends,' as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in section 103(a) of the Code. Each Fund's policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund's interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax. In addition, dividends from the New York Municipal Money Market Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions. Further, gain from a sale or redemption of shares of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund that are held as capital assets will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Under the Code, interest on indebtedness incurred or continued to purchase or carry shares of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund, which interest is deemed to relate to exempt-interest dividends, will not be deductible by shareholders of the Fund for federal income tax purposes.



All or a portion of the gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 that is attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund.



Because the New York Municipal Money Market Fund and the National Intermediate Municipal Fund will primarily invest in municipal obligations, dividends from these Funds will generally be exempt from regular federal income tax in the hands of shareholders. A portion, however, may be subject to the alternative minimum tax. Federal tax law imposes an alternative minimum tax with respect to both corporations and individuals based on certain items of tax preference. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer's alternative minimum taxable income. To the extent the New York Municipal Money Market Fund or the National Intermediate Municipal Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. The New York Municipal Money Market Fund and the National Intermediate Municipal Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations which may be subject to the alternative minimum tax. Additionally, taxpayers must disclose to the IRS on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of the Fund) received or accrued during the year.


In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income ('adjusted current earnings,' referred to as 'ACE') exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the New York Municipal Money Market Fund or the National Intermediate Municipal Fund, is included in calculating ACE.

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Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in the New York Municipal Money Market Fund or the National Intermediate Municipal Fund.

Shares of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under
Section 401 of the Code, H.R. 10 plans and individual retirement accounts ('IRAs'), because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

In addition, the New York Municipal Money Market Fund and the National Intermediate Municipal Fund may not be an appropriate investment for entities that are 'substantial users' of facilities financed by private activity bonds or 'related persons' thereof. A 'substantial user' is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and, unless such facility, or part thereof, is constructed, reconstructed or acquired specifically for the non-exempt person, whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities. 'Related persons' include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of 'substantial user' and 'related person.' For additional information, investors should consult their tax advisers before investing in the New York Municipal Money Market Fund or the National Intermediate Municipal Fund.

All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, the exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in the New York Municipal Money Market Fund or the National Intermediate Municipal Fund. The Code may also require shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

STATE AND LOCAL TAX MATTERS

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the regulated investment company holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund's investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders' dividends attributable to a Fund's income from repurchase agreements generally are subject to state and local income taxes, although states and regulations vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment,

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shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Hong Kong Tax Matters. The Asia Growth Fund would be subject to Hong Kong profits tax, which is currently charged at the rate of 16.5% for corporations and 15% for individuals, if, by virtue of the fact that SBAM AP is located in Hong Kong, (a) the Fund or its agents were deemed to carry on a trade, profession or business in Hong Kong and (b) profits from that trade, profession or business were to arise in or be derived from Hong Kong. Hong Kong profits tax will not be payable in respect of profits from the sale of shares and other securities transacted outside Hong Kong, interest arising or derived from outside Hong Kong and profits in the nature of capital gains. The sale of securities will not be treated as the sale of capital assets if the profit or loss from such sale is regarded as attributable to a trade or business carried on in Hong Kong. The Asia Growth Fund does not currently believe that it will be subject to Hong Kong profits tax.

Dividends which the Fund pays to its shareholders are not taxable in Hong Kong (whether through withholding or otherwise) under current legislation and practice. No Hong Kong stamp duty will be payable in respect of transactions in shares of the Asia Growth Fund provided that the register of shareholders is maintained outside of Hong Kong.



                        PERFORMANCE INFORMATION AND DATA

From time to time, a Fund may advertise its 'yield,' 'tax-equivalent yield,' 'effective yield,' 'distribution rate' and/or standardized and nonstandardized 'average annual total return' over various periods of time. Total return and yield quotations are computed separately for each class of shares of a Fund. Total return figures show the average annual percentage change in value of an investment in a Fund from the beginning date of the measuring period to the end of the measuring period. These figures reflect changes in the price of the shares and assume that any income dividends and/or capital gains distributions made by a Fund during the period were reinvested in shares of the same class. Total return figures for the Funds' Class A shares and Class 2 Shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) include the maximum initial sales charge and for Class B and Class 2 shares include any applicable CDSC during the measuring period. These figures also take into account the service and distribution fees, if any, payable with respect to each class of a Fund's shares.

Total return figures will be given for the most current one-, five- and ten-year periods, or the life of the relevant class of a Fund to the extent it has not been in existence for any such periods, and may be given for other periods as well, such as on a year-by-year basis. When considering average total return figures for periods longer than one year, it is important to note that the total return for any one year in the period might have been greater or less than the average for the entire period. 'Aggregate total return' figures may be used for various periods, representing the cumulative change in value of an investment in Fund shares for the specific period (again reflecting changes in share prices and assuming reinvestment of dividends and distributions). Aggregate total return may be calculated either with or without the effect of the maximum sales charge for the Class A shares or Class 2 shares (except for the Cash Management Fund and the New York Municipal Money Market Fund, which have no sales charge) or any applicable CDSC for Class B and Class 2 shares, and may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return (i.e., change in the value of initial investment, income dividends and capital gains distributions). Because of the differences in sales charges, distribution fees and certain other expenses, the performance for each of the classes will differ.

From time to time the Cash Management Fund and the New York Municipal Money Market Fund may make available information as to its 'yield' and 'effective yield.' The 'yield' of the Cash Management Fund and the New York Municipal Money Market Fund refers to the income generated by an investment in each such Fund over a seven-day period, which period will be stated in the advertisement. This income is then 'annualized.' That is, the amount of income generated by the investment during that week is assumed to be generated each week over a

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52-week period and is shown as a percentage of the investment. The 'effective yield' is calculated similarly but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested in shares of the same class. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

Distribution rate differs from yield in that it is calculated by dividing the annualization of the most recent month's distribution by the maximum offering price at the end of the month.

Furthermore, in reports or other communications to shareholders or in advertising materials, performance of Fund shares may be compared with that of other mutual funds or classes of shares of other mutual funds, as listed in the rankings prepared by Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds, financial indices such as the S&P 500 Index or other industry or financial publications, including, but not limited to, Bank Rate Monitor, Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, ICB Donaghue's Money Fund Report, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. The yield of the Cash Management Fund and the New York Municipal Money Market Fund may also be compared to yields set forth in the weekly statistical release H.15(519) or the monthly statistical release designated G.13(415) published by the Board of Governors of the Federal Reserve System.

Yield and total return figures are calculated separately for Class A, Class B, Class 2 and Class O shares of a Fund. In the examples below, these calculations adjust for the different front end sales charges and CDSCs currently payable with respect to each class and are based on expenses actually paid by each Fund for the periods presented.

A Fund's performance will vary from time to time depending upon market conditions, the composition of its portfolio and operating expenses. Consequently, any given performance quotation should not be considered representative of the performance of Fund shares for any specified period in the future. Because performance will vary, it may not provide a basis for comparing an investment in Fund shares with certain bank deposits or other investments that pay a fixed return for a stated period of time. Investors comparing a Fund's performance with that of other mutual funds should give consideration to the nature, quality and maturity of the respective investment companies' portfolio securities and market conditions. An investor's principal is not guaranteed by any Fund.

AVERAGE ANNUAL TOTAL RETURN

A Fund's 'average annual total return' figures, as described and shown in the Prospectus, are computed according to a formula prescribed by the Commission. The formula can be expressed as follows:

        P(1+T)'pp'n = ERV

Where: P = a hypothetical initial payment of $1,000
       T = average annual total return
       n = number of years

 ERV = Ending Redeemable Value of a hypothetical $1,000 payment made at the beginning of a 1-5 or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

In calculating the ending redeemable value, for Class A and Class 2 shares, the current maximum front end sales charge (as a percentage of the offering price) is deducted from the initial $1,000 payment, and for Class B and Class 2 shares, the applicable CDSC imposed on redemption is deducted. The schedules of front end sales charges and CDSCs due upon redemption are described under 'Choosing a Class of Shares to Buy' in the Prospectus.

The Cash Management Fund, New York Municipal Money Market Fund, Investors Value Fund and Capital Fund implemented the Multiple Pricing System by reclassifying the then existing shares of each such Fund as Class O shares of each such Fund. This reclassification was effected in such a manner so that the shares of each of the Cash Management Fund and the Investors Value Fund outstanding at December 31, 1994, and shares of the New York Municipal Money Market Fund and the Capital Fund outstanding at
October 31, 1996, would be subject to identical distribution and service fees both before and after the reclassification. Effective September 14, 1998, Class C shares of each Fund were renamed Class 2 shares.

The percentages shown in the tables below reflect front end sales charges and CDSCs, if any, currently payable by each class of shares under the Multiple Pricing System, and are based on the fees and expenses actually paid by each such Fund for the periods presented. The distribution and service fees currently payable by each class of shares under the Multiple Pricing System are described in the Prospectus.


The following tables set forth the average annual total returns for each class of shares of each of the Asia Growth Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, National Intermediate Fund, Small Cap Growth Fund, Strategic Bond Fund, Balanced Fund, U.S. Government Income Fund, International Equity Fund and Large Cap Growth Fund (in each case, after management fee waiver and reimbursement of certain expenses), for certain periods of time ending December 31, 2000 and reflect the effects of the maximum applicable front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System.


                                ASIA GROWTH FUND


                                                             FROM MAY 6, 1996
                                                             (COMMENCEMENT OF
                                                            OPERATIONS) THROUGH      YEAR ENDED
                                                             DECEMBER 31, 2000    DECEMBER 31, 2000
                                                             -----------------    -----------------
Class A...................................................         - 3.76%              - 36.90%
Class B...................................................         - 3.66%              - 36.92%
Class 2...................................................         - 3.44%              - 34.95%
Class O...................................................         - 2.30%              - 32.92%


                                  CAPITAL FUND


                          FROM NOVEMBER 1, 1996
                      (COMMENCEMENT OF OPERATIONS OF
                            CLASS A, B AND 2)             YEAR ENDED       FIVE YEARS ENDED     TEN YEARS ENDED
                        THROUGH DECEMBER 31, 2000      DECEMBER 31, 2000   DECEMBER 31, 2000   DECEMBER 31, 2000
                        -------------------------      -----------------   -----------------   -----------------
Class A..............             22.45%                    12.10%                 N/A                 N/A
Class B..............             23.04%                    13.06%                 N/A                 N/A
Class 2..............             22.98%                    15.87%                 N/A                 N/A
Class O..............                N/A                    19.20%              25.23%              19.30%


                              HIGH YIELD BOND FUND


                                         FROM FEBRUARY 22, 1995
                                            (COMMENCEMENT OF
                                          OPERATIONS) THROUGH        YEAR ENDED       FIVE YEARS ENDED
                                           DECEMBER 31, 2000      DECEMBER 31, 2000   DECEMBER 31, 2000
                                           -----------------      -----------------   -----------------
Class A................................          6.77%                  - 8.14%             4.71%
Class B................................          6.78%                  - 8.52%             4.74%
Class 2................................          6.77%                  - 5.96%             4.85%
Class O................................          7.91%                  - 3.28%             5.99%

                              INVESTORS VALUE FUND


                         FROM JANUARY 3, 1995
                           (COMMENCEMENT OF
                       OPERATIONS OF CLASS A, B
                            AND 2) THROUGH           YEAR ENDED       FIVE YEARS ENDED     TEN YEARS ENDED
                          DECEMBER 31, 2000       DECEMBER 31, 2000   DECEMBER 31, 2000   DECEMBER 31, 2000
                          -----------------       -----------------   -----------------   -----------------
Class A..............           20.75%                  8.34%              17.99%                 N/A
Class B..............           20.98%                  9.23%              18.27%                 N/A
Class 2..............           20.86%                 12.04%              18.26%                 N/A
Class O..............              N/A                 15.24%              19.67%              18.03%


                      NATIONAL INTERMEDIATE MUNICIPAL FUND


                                       FROM FEBRUARY 22, 1995
                                          (COMMENCEMENT OF
                                         OPERATIONS) THROUGH         YEAR ENDED        FIVE YEARS ENDED
                                          DECEMBER 31, 2000       DECEMBER 31, 2000    DECEMBER 31, 2000
                                          -----------------       -----------------    -----------------
Class A..............................           4.73%                   2.44%                3.75%
Class B..............................           4.61%                   1.77%                3.63%
Class 2..............................           4.65%                   5.02%                3.85%
Class O..............................           5.82%                   7.94%                5.03%


                             SMALL CAP GROWTH FUND


                                                                  FROM JULY 1, 1998
                                                                  (COMMENCEMENT OF
                                                                 OPERATIONS) THROUGH      YEAR ENDED
                                                                  DECEMBER 31, 2000    DECEMBER 31, 2000
                                                                  -----------------    -----------------
Class A.......................................................         30.95%                7.53%
Class B.......................................................         32.25%                9.16%
Class 2.......................................................         32.58%               11.27%
Class O.......................................................         34.39%               14.36%


                              STRATEGIC BOND FUND


                                       FROM FEBRUARY 22, 1995
                                          (COMMENCEMENT OF
                                         OPERATIONS) THROUGH         YEAR ENDED        FIVE YEARS ENDED
                                          DECEMBER 31, 2000       DECEMBER 31, 2000    DECEMBER 31, 2000
                                          -----------------       -----------------    -----------------
Class A..............................           7.45%                   - 3.07%              5.45%
Class B..............................           7.40%                   - 3.66%              5.36%
Class 2..............................           7.43%                   - 0.73%              5.55%
Class O..............................           8.61%                     2.05%              6.74%


                                 BALANCED FUND


                                       FROM SEPTEMBER 11, 1995
                                          (COMMENCEMENT OF
                                         OPERATIONS) THROUGH         YEAR ENDED        FIVE YEARS ENDED
                                          DECEMBER 31, 2000       DECEMBER 31, 2000    DECEMBER 31, 2000
                                          -----------------       -----------------    -----------------
Class A..............................          10.25%                   1.72%                9.49%
Class B..............................          10.51%                   2.10%                9.65%
Class 2..............................          10.45%                   5.09%                9.71%
Class O..............................          11.83%                   8.11%               11.10%

                          U.S. GOVERNMENT INCOME FUND


                                       FROM FEBRUARY 22, 1995
                                          (COMMENCEMENT OF
                                         OPERATIONS) THROUGH         YEAR ENDED        FIVE YEARS ENDED
                                          DECEMBER 31, 2000       DECEMBER 31, 2000    DECEMBER 31, 2000
                                          -----------------       -----------------    -----------------
Class A..............................           5.57%                   2.78%                4.65%
Class B..............................           5.55%                   2.18%                4.58%
Class 2..............................           5.56%                   5.37%                4.77%
Class O..............................           6.78%                   8.45%                6.00%


                           INTERNATIONAL EQUITY FUND


                                                          FROM OCTOBER 25, 1999
                                                            (COMMENCEMENT OF
                                                           OPERATIONS) THROUGH       YEAR ENDED
                                                            DECEMBER 31, 2000     DECEMBER 31, 2000
                                                            -----------------     -----------------
Class A.................................................          - 8.10%               - 27.55%
Class B.................................................          - 7.41%               - 27.55%
Class 2.................................................          - 5.04%               - 25.30%
Class O.................................................          - 3.22%               - 22.98%


                             LARGE CAP GROWTH FUND


                                                          FROM OCTOBER 25, 1999
                                                            (COMMENCEMENT OF
                                                           OPERATIONS) THROUGH       YEAR ENDED
                                                           DECEMBER 31, 2000(1)  DECEMBER 31, 2000
                                                           --------------------  -----------------
Class A.................................................          - 9.79%               - 20.81%
Class B.................................................          - 9.03%               - 20.80%
Class 2.................................................          - 6.55%               - 18.11%
Class O.................................................          - 4.91%               - 15.73%

-----------
(1) Except for Class O shares whose inception date was October 26, 1999.

As described in the Prospectus, each of the Funds, except the Investors Value Fund and the Capital Fund, has been and still is subject to certain fee waivers and expense reimbursements. Absent such waiver and reimbursement, the returns shown above for such Funds would be lower.

The performance data quoted represents past performance; investment returns and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

AGGREGATE TOTAL RETURN

The 'aggregate total return' figures for each class of a Fund, as described herein, represent the cumulative change in the value of an investment in Fund shares of such class for the specified period and are computed by the following formula:

                        AGGREGATE TOTAL RETURN = ERV-P
                                                 -------
                                                    P

Where:    P = a hypothetical initial payment of $10,000.

       ERV = Ending Redeemable Value of a hypothetical $10,000 investment made at the beginning of a 1-, 5-, or 10-year period at the end of such period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.


The following tables set forth the aggregate total return of each class of shares of the Asia Growth Fund, Capital Fund, High Yield Bond Fund, Investors Value Fund, National Intermediate Municipal Fund, Small Cap Growth Fund, Strategic Growth Fund, Balanced Fund, U.S. Government Income Fund, International Equity Fund and Large Cap Growth Fund (after management fee waiver and reimbursement of certain expenses) and Class A, B, 2 and O shares of the Capital Fund and Investors Value Fund for certain periods of time ending December 31, 2000 and reflect the effects of the maximum applicable front end sales charges and any applicable CDSCs payable by an investor under the Multiple Pricing System.


                                ASIA GROWTH FUND


                                                             FROM MAY 6, 1996
                                                             (COMMENCEMENT OF
                                                            OPERATIONS) THROUGH      YEAR ENDED
                                                             DECEMBER 31, 2000    DECEMBER 31, 2000
                                                             -----------------    -----------------
Class A...................................................         - 16.33%             - 36.90%
Class B...................................................         - 15.93%             - 36.92%
Class 2...................................................         - 15.04%             - 34.95%
Class O...................................................         - 10.25%             - 32.92%


                                  CAPITAL FUND


                         FROM NOVEMBER 1, 1996
                            (COMMENCEMENT OF
                        OPERATIONS OF CLASS A, B
                             AND 2) THROUGH         ONE YEAR ENDED     FIVE YEARS ENDED     TEN YEARS ENDED
                           DECEMBER 31, 2000       DECEMBER 31, 2000   DECEMBER 31, 2000   DECEMBER 31, 2000
                           -----------------       -----------------   -----------------   -----------------
Class A...............           132.46%                12.10%                  N/A                 N/A
Class B...............           137.16%                13.06%                  N/A                 N/A
Class 2...............           136.67%                15.87%                  N/A                 N/A
Class O...............               N/A                19.20%              207.96%             483.75%


                              HIGH YIELD BOND FUND


                                         FROM FEBRUARY 22, 1995
                                            (COMMENCEMENT OF
                                          OPERATIONS) THROUGH        YEAR ENDED       FIVE YEARS ENDED
                                           DECEMBER 31, 2000      DECEMBER 31, 2000   DECEMBER 31, 2000
                                           -----------------      -----------------   -----------------
Class A................................          46.74%                 - 8.14%            25.85%
Class B................................          46.83%                 - 8.52%            26.03%
Class 2................................          46.72%                 - 5.96%            26.69%
Class O................................          56.16%                 - 3.28%            33.74%


                              INVESTORS VALUE FUND


                          FROM JANUARY 3, 1995
                            (COMMENCEMENT OF
                        OPERATIONS OF CLASS A, B
                             AND 2) THROUGH           YEAR ENDED       FIVE YEARS ENDED     TEN YEARS ENDED
                           DECEMBER 31, 2000       DECEMBER 31, 2000   DECEMBER 31, 2000   DECEMBER 31, 2000
                           -----------------       -----------------   -----------------   -----------------
Class A...............          209.45%                  8.34%              128.69%                 N/A
Class B...............          212.98%                  9.23%              131.44%                 N/A
Class 2...............          211.15%                 12.04%              131.34%                 N/A
Class O...............              N/A                 15.24%              145.41%             424.91%


                      NATIONAL INTERMEDIATE MUNICIPAL FUND


                                         FROM FEBRUARY 22, 1995
                                            (COMMENCEMENT OF
                                          OPERATIONS) THROUGH        YEAR ENDED       FIVE YEARS ENDED
                                           DECEMBER 31, 2000      DECEMBER 31, 2000   DECEMBER 31, 2000
                                           -----------------      -----------------   -----------------
Class A................................          31.09%                 2.44%              20.20%
Class B................................          30.20%                 1.77%              19.53%
Class 2................................          30.51%                 5.02%              20.81%
Class O................................          39.23%                 7.94%              27.78%

                             SMALL CAP GROWTH FUND


                                                           FROM JULY 1, 1998
                                                           (COMMENCEMENT OF
                                                          OPERATIONS) THROUGH        YEAR ENDED
                                                           DECEMBER 31, 2000      DECEMBER 31, 2000
                                                           -----------------      -----------------
Class A...............................................           96.29%                 7.53%
Class B...............................................          101.23%                 9.16%
Class 2...............................................          102.46%                11.27%
Class O...............................................          109.46%                14.36%


                              STRATEGIC BOND FUND


                                         FROM FEBRUARY 22, 1995
                                            (COMMENCEMENT OF
                                          OPERATIONS) THROUGH        YEAR ENDED       FIVE YEARS ENDED
                                           DECEMBER 31, 2000      DECEMBER 31, 2000   DECEMBER 31, 2000
                                           -----------------      -----------------   -----------------
Class A................................          52.34%                  - 3.07%            30.38%
Class B................................          51.90%                  - 3.66%            29.84%
Class 2................................          52.10%                  - 0.73%            30.98%
Class O................................          62.18%                    2.05%            38.57%


                                 BALANCED FUND


                                        FROM SEPTEMBER 11, 1995
                                           (COMMENCEMENT OF
                                          OPERATIONS) THROUGH        YEAR ENDED       FIVE YEARS ENDED
                                           DECEMBER 31, 2000      DECEMBER 31, 2000   DECEMBER 31, 2000
                                           -----------------      -----------------   -----------------
Class A...............................          67.77%                  1.72%               57.35%
Class B...............................          69.86%                  2.10%               58.52%
Class 2...............................          69.39%                  5.09%               58.93%
Class O...............................          80.91%                  8.11%               69.25%


                              U.S. GOVERNMENT FUND


                                         FROM FEBRUARY 22, 1995
                                            (COMMENCEMENT OF
                                          OPERATIONS) THROUGH        YEAR ENDED       FIVE YEARS ENDED
                                           DECEMBER 31, 2000      DECEMBER 31, 2000   DECEMBER 31, 2000
                                           -----------------      -----------------   -----------------
Class A................................          37.36%                 2.78%              25.52%
Class B................................          37.18%                 2.18%              25.08%
Class 2................................          37.29%                 5.37%              26.23%
Class O................................          46.79%                 8.45%              33.80%


                           INTERNATIONAL EQUITY FUND


                                                          FROM OCTOBER 25, 1999
                                                            (COMMENCEMENT OF
                                                           OPERATIONS) THROUGH       YEAR ENDED
                                                            DECEMBER 31, 2000     DECEMBER 31, 2000
                                                            -----------------     -----------------
Class A.................................................          - 9.52%               - 27.55%
Class B.................................................          - 8.70%               - 27.55%
Class 2.................................................          - 5.94%               - 25.30%
Class O.................................................          - 3.80%               - 22.98%


                             LARGE CAP GROWTH FUND


                                                          FROM OCTOBER 25, 1999
                                                            (COMMENCEMENT OF
                                                           OPERATIONS) THROUGH       YEAR ENDED
                                                           DECEMBER 31, 2000(1)     DECEMBER 31, 2000
                                                           --------------------     -----------------
Class A.................................................          - 11.48%              - 20.81%
Class B.................................................          - 10.60%              - 20.80%
Class 2.................................................           - 7.71%              - 18.11%
Class O.................................................           - 5.78%              - 15.73%

-----------

(1) Except for Class O shares whose inception date was October 26, 1999.

YIELD

With respect to the Cash Management Fund and the New York Municipal Money Market Fund, yield quotations are expressed in annualized terms and may be quoted on a compounded basis.

The current yield for each of the Cash Management Fund and the New York Municipal Money Market Fund is computed by (a) determining the net change in the value of a hypothetical pre-existing account in the Fund having a balance of one share at the beginning of a seven calendar day period for which yield is to be quoted; (b) dividing the net change by the value of the account at the beginning of the period to obtain the base period return; and (c) annualizing the results (i.e. multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Cash Management Fund may calculate a compound effective annualized yield by adding 1 to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting 1.


For the seven-day period ended December 31, 2000 the annualized yield and effective yield for each class of shares of the Cash Management Fund were 6.06% and 6.24%, respectively. For the seven-day period ended December 31, 2000 the annualized yield and effective yield for each class of shares of the New York Municipal Money Market Fund were 4.41% and 4.50%, respectively. Because Class A, B and C shares of the Cash Management Fund and the New York Municipal Money Market Fund, like Class O shares, are not subject to any sales charges or service or distribution fees, the yield and effective yield figures for each class of shares of these Funds would be the same.


In periods of declining interest rates the yield of the Cash Management Fund and the New York Municipal Money Market Fund will tend to be somewhat higher than prevailing market rates on short-term obligations, and in periods of rising interest rates the yield will tend to be somewhat lower. Also when interest rates are falling, the inflow of net new money to the Cash Management Fund and the New York Municipal Money Market Fund from the continuous sale of shares will likely be invested in portfolio instruments producing lower yields than the balance of these Funds' portfolios, thereby reducing these Funds' current yields. In periods of rising interest rates, the opposite can be expected to occur.

THIRTY DAY YIELD

Certain Funds may advertise the yields for each class of such Funds based on a 30-day (or one month) period according to the following formula:

                          Yield = 2[(a-b + 1)'pp'6 - 1]
                                    ----
                                     cd

Where:     a = dividends and interest earned during the period

           b = expenses accrued for the period (net of reimbursements)

           c = the average daily number of shares outstanding during the period that were entitled to receive dividends

           d = the maximum offering price per share on the last day of the period

Under this formula, interest earned on debt obligations for purposes of 'a' above, is calculated by (1) computing the yield to maturity of each obligation held by the New York Municipal Bond Fund or the National Intermediate Municipal Fund based on the market value of the obligation (including actual accrued interest) at the close of business on the last day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest), (2) dividing that figure by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest as referred to above) to determine the interest income on the obligation in the Fund's portfolio (assuming a month of 30 days) and (3) computing the total of the interest earned on all debt obligations during the 30-day or one month period. Any amounts representing sales charges will not be included among these expenses; however, the New York Municipal Bond Fund and the National Intermediate Municipal Fund will disclose the maximum sales charge as well as any amount or specific rate of any nonrecurring account charges.

Undeclared dividends, computed in accordance with Commission guidelines, may be subtracted from the maximum offering price calculation required pursuant to 'd' above.


The thirty day yield of the National Intermediate Municipal Fund at December 31, 2000 was 4.02% for Class A, 3.47% for Class B, 3.68% for Class 2 and 4.48% for Class O.


The tax equivalent yield of each of the New York Municipal Money Market Fund and the National Intermediate Municipal Fund is computed by dividing that portion of the respective Fund's yield (computed as described above for each Fund) that is tax-exempt by one minus the stated combined regular federal income and, in the case of the New York Municipal Money Market Fund the New York State personal and, if applicable, New York City personal income tax rate and adding the result to that portion, if any, of the yield of the Fund that is not tax-exempt.


The tax equivalent yield for Class O shares of the New York Municipal Money Market Fund for the seven-day period ended December 31, 2000 was 4.44%. Because Class A, B and 2 shares of the New York Municipal Money Market Fund, like Class O Shares, are not subject to any sales charges or service or distribution fees, the tax equivalent yield figures for Class A, B and 2 shares of the Fund would be the same as those for Class O shares. The tax equivalent yield of the National Intermediate Municipal Fund at December 31, 2000 was 6.66% for Class A, 5.75% for Class B, 6.09% for Class 2 and 7.42% for Class O.


Any quotation of performance stated in terms of yield (whether or not based on a 30-day period) will be given no greater prominence than the information prescribed under Commission rules. In addition, all advertisements containing performance data of any kind will include a legend disclosing that such performance data represents past performance and that the investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                              SHAREHOLDER SERVICES

Exchange Privilege. Shareholders may exchange all or part of their Fund shares for shares of the same class of other Funds in the Salomon Brothers Investment Series, as indicated in the Prospectus, to the extent such shares are offered for sale in the shareholder's state of residence.

The exchange privilege enables shareholders of a Fund to acquire shares in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold.

Exercise of the exchange privilege is treated as a sale and purchase for federal income tax purposes and, depending on the circumstances, a short- or long-term capital gain or loss may be realized. The price of the shares of the fund into which shares are exchanged will be the new cost basis for tax purposes.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds immediately invested in shares of the Fund being acquired at a price equal to the then current net asset value of such shares plus any applicable sales charge.

All accounts involved in a telephone or telegram exchange must have the same registration. If a new account is to be established, the dollar amount to be exchanged must be at least as much as the minimum initial investment of the Fund whose shares are being purchased. Any new account established by exchange will automatically be registered in the same way as the account from which shares are exchanged and will carry the same dividend option.

The exchange privilege is not designed for investors trying to catch short-term savings in market prices by making frequent exchanges. A Fund reserves the right to impose a limit on the number of exchanges a shareholder may make. Call or write the applicable Fund for further details.

Automatic Withdrawal Plan. With respect to any Fund, an Automatic Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares held under the Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of a Fund. Withdrawal payments are made by PFPC, as agent, from the proceeds of the redemption of such number of

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shares as may be necessary to make each periodic payment. As such redemptions involve the use of capital, over a period of time they may exhaust the share balance of an account held under a Withdrawal Plan. Use of a Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. A Withdrawal Plan can be terminated at any time by the investor, a Fund or PFPC upon written notice.

The Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Withdrawal Plan application is required to establish the Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) 446-1013 for more information.

Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class 2 shares, if an investor redeems Class B or Class 2 shares and pays a CDSC upon redemption, and then uses those proceeds to purchase Class B or Class 2 shares of any Fund within 60 days, the Class B or Class 2 shares purchased will be credited with any CDSC paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use the Reinstatement Privilege.

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed as a deduction for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 60 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

Self Employed Retirement Plans. The Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

Boston Safe Deposit and Trust Company ('Boston Safe') has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual's situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

Individual Retirement Accounts. A prototype individual retirement account ('IRA') is available, which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by SBAM.

Boston Safe has agreed to serve as custodian of the IRA and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

For information required for adopting an IRA, including information fees, investors may obtain the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

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                                ACCOUNT SERVICES


Shareholders of each Fund are kept informed through semi-annual reports showing current investments and other financial data for such Fund. Annual reports for all Funds include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the Cash Management Fund and the New York Municipal Money Market Fund who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this Prospectus with any questions relating to their investment in shares of such Fund.


                                 CAPITAL STOCK

The Series Funds was incorporated in Maryland on April 17, 1990. The authorized capital stock of the Series Funds consists of 10,000,000,000 shares having a par value of $.001 per share. Pursuant to the Series Funds Articles of Incorporation and Articles Supplementary, the Directors have authorized the issuance of twelve series of shares, each representing shares in one of twelve separate Funds; namely, Asia Growth Fund, Cash Management Fund, High Yield Bond Fund, Institutional Money Market Fund (formerly, the U.S. Treasury Securities Money Market Fund), National Intermediate Municipal Fund, International Equity Fund, Large Cap Growth Fund, New York Municipal Money Market Fund, Small Cap Growth Fund, Strategic Bond Fund, Balanced Fund, and the U.S. Government Income Fund. The assets of each Fund are segregated and separately managed. The Series Funds' Board of Directors may, in the future, authorize the issuance of additional classes of capital stock representing shares of additional investment portfolios.


The Investors Value Fund was incorporated in Maryland on April 2, 1958. The authorized capital stock of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.



The Capital Fund was incorporated in Maryland on August 23, 1976. The authorized capital of the Fund consists of 1,000,000,000 shares having a par value of $.001 per share.


Although each Fund is offering only its own shares, it is possible that a Fund could become liable for a misstatement in the Prospectus and the SAI about another Fund. The Directors of the Series Funds, the Investors Value Fund and the Capital Fund have considered this factor in approving the use of a combined Prospectus and the SAI.

Shares of each class of a Fund represent interests in that Fund in proportion to each share's net asset value. The per share net asset value of each class of shares in a Fund is calculated separately and may differ as between classes as a result of the differences in distribution and service fees payable by the classes and the allocation of certain incremental class-specific expenses to the appropriate class to which such expenses apply.

All shares of each Fund have equal voting rights and will be voted in the aggregate, and not by series or class, except where voting by series or class is required by law or where the matter involved affects only one series or class. Each shareholder is entitled to cast, at all meetings of shareholders, such number of votes as is equal to the number of full and fractional shares held by such shareholder. All shares of each Fund will, when issued, be fully paid and nonassessable. Under the corporate law of Maryland, the state of incorporation of the Series Funds, the Investors Value Fund and the Capital Fund, and the By-Laws of each of the Series Funds, the Investors Value Fund and the Capital Fund, neither the Series Funds, the Investors Value Fund nor the Capital Fund is required and does not currently intend to hold annual meetings of shareholders for the election of directors except as required under the 1940 Act.

Shares of each class of each Fund are entitled to such dividends and distributions out of the assets belonging to that class as are declared in the discretion of the applicable Board of Directors. In determining the net asset value of a class of a Fund, assets belonging to a particular class are credited with a proportionate share of any general assets of the Fund not belonging to a particular class and are charged with the direct liabilities in respect of that class of the Fund and with a share of the general liabilities of the investment company which are normally allocated in

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
proportion to the relative net asset values of the respective classes of the Funds at the time of allocation.

In the event of the liquidation or dissolution of the investment company, shares of each class of a Fund are entitled to receive the assets attributable to it that are available for distribution, and a proportionate distribution, based upon the relative net assets of the classes of each Fund, of any general assets not attributable to a portfolio that are available for distribution. Shareholders are not entitled to any preemptive rights. All shares, when issued, will be fully paid, non-assessable, fully transferable and redeemable at the option of the holder.

Subject to the provisions of the applicable investment company's charter, determinations by the Board of Directors as to the direct and allocable liabilities and the allocable portion of any general assets of the investment company, with respect to a particular Fund or class are conclusive.

The shares of the Investors Value Fund and Capital Fund have non-cumulative voting rights. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors, if they choose to do so. In such event, the holders of the remaining less than 50% of the shares voting for such election will not be able to elect any person or persons to the Board of Directors.

As used in this SAI and the Prospectus, the term 'majority', when referring to the approvals to be obtained from shareholders in connection with matters affecting a particular Fund or any other single portfolio (e.g., approval of investment management contracts) or any particular class (e.g., approval of plans of distribution) and requiring a vote under the 1940 Act means the vote of the lesser of: (i) 67% of the shares of that particular portfolio or class, as appropriate, represented at a meeting if the holders of more than 50% of the outstanding shares of such portfolio or class, as appropriate, are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such portfolio or class, as appropriate.

                          CUSTODIAN AND TRANSFER AGENT

PNC Bank, N.A. ('PNC'), located at Airport Business Center, International Court 2, 200 Stevens Drive, Lester, Pennsylvania 19133, currently serves as custodian for each Fund except the Asia Growth Fund. The Chase Manhattan Bank, N.A., located at Chase Metrotech Center, Brooklyn, NY, serves as custodian for Asia Growth Fund and together with PNC in its capacity as custodian, the 'Custodian'). The Custodian, among other things: maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for each Fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each Fund; and makes disbursements on behalf of each Fund. The custodian neither determines the Funds' investment policies, nor decides which securities each Fund will buy or sell. For its services, the custodian receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. A Fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions.

PFPC Global Fund Services, Inc., located at P.O. Box 9764, Providence, RI 02940-9764, serves as each Fund's transfer agent. As a Fund's transfer agent,
PFPC: registers and processes transfers of the Fund's stock, processes purchase and redemption orders, acts as dividend disbursing agent for the Fund and maintains records and handles correspondence with respect to shareholder accounts, pursuant to a transfer agency agreement. For these services, PFPC receives a monthly fee computed separately for each class of a Fund's shares and is reimbursed separately by each class for out-of-pocket expenses.

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                            INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP ('PricewaterhouseCoopers') provides audit services, tax return preparation and assistance and consultation in connection with review of Commission filings. The financial statements and financial highlights incorporated by reference in the Prospectus and SAI have been so incorporated by reference in reliance on the report of PricewaterhouseCoopers, independent accountants, given on the authority of that firm as experts in auditing and accounting. PricewaterhouseCoopers' address is 1177 Avenue of the Americas, New York, New York 10036.

                                    COUNSEL

Simpson Thacher & Bartlett serves as counsel to each Fund, and is located at 425 Lexington Avenue, New York, New York 10017-3909.

Piper Marbury Rudnick & Wolfe L.L.P. of Baltimore, Maryland has issued an opinion regarding the valid issuance of shares being offered for sale pursuant to the Funds' Prospectuses.

                              FINANCIAL STATEMENTS


The audited financial statements of each of Asia Growth Fund, Capital Fund, Cash Management Fund, High Yield Bond Fund, Investors Value Fund, National Intermediate Municipal Fund, New York Municipal Money Market Fund, Strategic Bond Fund, Balanced Fund, U.S. Government Income Fund, Small Cap Growth Fund, International Equity Fund and Large Cap Growth Fund for the fiscal year ended December 31, 2000 contained in the 2000 Annual Reports of the Investment Series, are incorporated by reference into this SAI.


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
                                   APPENDIX A

                 SPECIAL INVESTMENT CONSIDERATIONS RELATING TO
                         NEW YORK MUNICIPAL OBLIGATIONS


Some of the significant financial considerations relating to the investments of the New York Municipal Money Market Fund in New York municipal securities are summarized below. The following information constitutes only a brief summary, does not purport to be a complete description and is largely based on information drawn from official statements relating to the financial standing of the State, including the Annual Information Statement. The accuracy and completeness of the information contained in such official statements has not been independently verified.



NEW YORK STATE



New York State Financing Activities. There are a number of methods by which New York State (the 'State') may incur debt. The State may issue general obligation bonds. Under the State Constitution, the State may not, with limited exceptions for emergencies, undertake long-term general obligation borrowing (i.e., borrowing for more than one year) unless the borrowing is authorized in a specific amount for a single work or purpose by the New York State Legislature (the 'Legislature') and approved by the voters. There is no constitutional limitation on the amount of long-term general obligation debt that may be so authorized and subsequently incurred by the State.



The State may undertake short-term borrowings without voter approval (i) in anticipation of the receipt of taxes and revenues, by issuing tax and revenue anticipation notes ('TRANs'), and (ii) in anticipation of the receipt of proceeds from the sale of duly authorized but unissued general obligation bonds, by issuing bond anticipation notes ('BANs'). TRANs must mature within one year from their dates of issuance and may not be refunded or refinanced beyond such period. However, since 1990, the State's ability to issue TRANs has been limited due to enactment of the fiscal reform program which created the Local Government Assistance Corporation ('LGAC'). BANS may only be issued for the purposes and within the amounts for which bonds may be issued pursuant to voter authorization.



The State may also, pursuant to specific constitutional authorization, directly guarantee certain public authority obligations. The State Constitution provides for the State guarantee of the repayment of certain borrowings for designated projects of the Job Development Authority ('JDA'). The State has never been called upon to make any direct payments pursuant to any such guarantees.



In February 1997, the JDA issued approximately $85 million of State-guaranteed bonds to refinance certain of its outstanding bonds and notes in order to restructure and improve JDA's capital finances. Due to concerns regarding the economic viability of its programs, JDA's loan and loan guarantee activities were suspended in 1995. JDA resumed its lending activities in 1997 under a revised set of lending programs and underwriting guidelines. As a result of the structural imbalances in JDA's capital structure, and defaults in its loan portfolio and loan guarantee program incurred between 1991 and 1996, JDA would have experienced a debt service cash flow shortfall had it not completed the 1997 refinancing. JDA anticipates that it will transact an additional refinancing in 2003 to complete its long-term plan of finance and further alleviate cash flow imbalances that are likely to occur in future years. The State does not anticipate that it will be called upon to make any payments pursuant to the Statute guarantee in the 2000-01 fiscal year.



The State employs additional long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities that are State-supported but not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance the construction and rehabilitation of facilities or the acquisition and rehabilitation of equipment, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments. The State has also entered into a financing arrangement with LGAC to restructure the way the State makes certain local aid payments.



The State also participates in the issuance of certificates of participation ('COPs') in a pool of leases entered into by the State's Office of General Services on behalf of several State departments and agencies interested in acquiring operational equipment, or in certain cases, real property. Legislation enacted in 1986 established restrictions upon and centralized State control, through the Comptroller and the Director of the Budget, over the issuance of COPs representing the State's contractual obligation, subject to annual appropriation by the Legislature and availability of money, to make installment or lease-purchase payments for the State's acquisition of such equipment or real property.



The State is also committed under numerous capital lease-purchase agreements covering electronic data processing and telecommunications equipment and real property capital lease-purchase agreements. As of March 31, 2000, the remaining State liability for scheduled payments pursuant to these capital lease-purchase agreements is approximately $380 million, comprised of approximately $226 million attributable to principal and $154 million attributable to interest. These obligations do not entail a traditional bond, note or COPs financing.



Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2000-01 fiscal year.



In addition to the moral obligation financing arrangements described above, State law provides for the creation of State municipal assistance corporations, which are public authorities established to add financially troubled localities. The Municipal Assistance Corporation for the City of New York ('NYC MAC') was created in 1975 to provide financing assistance to New York City. To enable NYC MAC to pay debt service on its obligations, NYC MAC receives, subject to annual appropriation by the Legislature, receipts from the four % New York State sales tax for the benefit of New York City, the State-imposed stock transfer tax and, subject to certain prior liens, certain local assistance payments otherwise payable to New York City. The legislation creating NYC MAC also includes a moral obligation provision. Under its enabling legislation, NYC MAC's authority to issue moral obligation bonds and notes (other than refunding bonds and notes) expired on December 31, 1984 and no such bonds are outstanding. In 1995, the State created the Municipal Assistance Corporation for the City of Troy ('Troy MAC'). The bonds issued by Troy MAC do not include moral obligation provisions.



The State also provides for contingent contractual-obligation financing for the Secured Hospital Program pursuant to legislation enacted in 1985. Under this financing method, the State entered into service contracts which obligate the State to pay debt service, subject to annual appropriations, on bonds either formerly issued by the New York State Medical Care Facilities Finance Agency ('MCFFA') and now included as debt of the Dormitory Authority of the State of New York ('DASNY'), or bonds issued directly by DASNY, in the event there are shortfalls of revenues from other sources. The State has never been required to make any payments pursuant to this financing arrangement, nor does it anticipate being required to do so during the 2000-01 fiscal year. The statutory authorization to issue bonds under this program expired on March 1, 1998.



The 2001-02 State Executive Budget Forecast. The Governor presented his 2001-02 Executive Budget to the Legislature on January 16, 2001. The Executive Budget contains financial projections for the State's 2000-01 through 2003-04 fiscal years, a detailed economic forecast, and a proposed Capital Program and Financing Plan for the 2001-02 through 2005-06 fiscal years. The State Constitution permits the Governor to submit amendments to the Executive Budget within 30 days of submission.



The 2001-02 Financial Plan. The 2001-02 Financial Plan based on the Executive Budget projects receipts in excess of disbursements on a cash basis in the General Fund, after accounting for the transfer of available receipts from 2000-01 to 2001-02 through the refund reserve account. Under the Governor's Executive Budget, total General Fund receipts, including transfers from other funds, are projected at $42.46 billion, an increase of $2.34 billion (5.8%) over the 2000-01 fiscal year. General Fund disbursements, including transfers to other funds, are recommended to grow by 3.6% to $41.34 billion, an increase of $1.45 billion over 2000-01. State Funds spending (the portion of the budget supported exclusively by State taxes, fees and revenues) is projected to total $57.39 billion, an increase of $2.68 billion or 4.9%. Spending from All Governmental Funds is expected to grow by 5.3%, increasing by $4.19 billion to $83.62 billion.



There can be no assurance that the Legislature will enact into law the Governor's Executive Budget, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth in this Update.



The 2000-01 State Financial Plan. The State's 2000-2001 fiscal year commenced on April 1, 2000 and ended on March 31, 2001. On March 30, 2000, the State adopted the debt service portion of the State budget for the 2000-01 fiscal year; the remainder of the budget was adopted by the State Legislature on May 5, 2000, 35 days after the statutory deadline of April 1. Governor George E. Pataki approved the budget as passed by the Legislature. The State had enacted interim appropriations that permitted the State to continue its operations, prior to passing the budget in its entirety.



The 2000-01 Financial Plan projects total General fund receipts and transfers from other funds to be $39.72 billion, an increase of $2.32 billion over 1999-2000. Total General Fund disbursements and transfers to other funds are projected to be $38.92 in 2000-01, a net increase of $1.75 billion or 4.7% over 1999-2000. The 2000-01 Financial Plan also is estimated to contain new actions that provide non-recurring resources totaling approximately $36 million, excluding use of the 1999-2000 surplus.



All Governmental Funds spending is estimated at $77.53 billion in 2000-01, an increase of $4.17 billion or 5.7% above the prior year. When spending for the STAR tax relief program is excluded, spending growth is 4.6%. The spending growth is comprised of changes in the General Fund ($1.81 billion excluding transfers), Special Revenue Funds ($2.03 billion), Capital Projects Funds ($124 million) and Debt Service Funds ($206 million).



The State Financial Plan is projected to be balanced on a cash basis. However, there can be no assurance that the State Financial Plan will continue to be in balance.



Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and organizations that are not subject to the State's control. The State Financial Plan for the 2000-01 fiscal year is also necessarily based upon forecasts of national and State economic activity. Economic forecasts, however, have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies.



Projected Budget Gaps for 2002-03. The Executive Budget projects budget gaps of $2.49 billion in 2002-03 and $2.92 billion in 2003-04. The gap projections assume the Legislature will enact the 2001-02 Executive Budget in its entirety. The projections do not include unspecified spending 'efficiencies,' or count on the use of any of the $1.3 billion in reserves the Governor is proposing to set aside for economic uncertainties.



If the projected budget gap for 2002-03 is closed with recurring actions, the 2003-04 budget gap would be reduced to $433 million. In recent years, the State has closed projected budget gaps which the Division of the Budget ('DOB') estimated at $5.0 billion (1995-96), $3.9 billion (1996-97), $2.3 billion (1997-98), and less than $1.0 billion (1998-99 and 1999-2000).



Outyear Projections of Receipts and Disbursements. The DOB estimates that General Fund receipts will total $41.13 billion in 2002-03 and $42.37 billion in 2003-04. The receipts forecast is based on the DOB's economic forecast, adjusted to incorporate the incremental impact of enacted and proposed tax reductions, prior fund reserve transactions, and the continued earmarking of receipts for dedicated highway purposes.



Personal income tax receipts are projected to increase to $25.26 billion in 2002-03 and $26.54 billion in 2003-04. The estimates are affected by the impact of expected fund reserve transactions, a reduction in the growth in underlying liability, and the estimated costs of the enacted STAR and proposed Co-STAR tax reduction plans. It should be noted that growth in income tax receipts in recent years has been heavily influenced by special factors, including the rapid growth in the stock market noted above. The outyear projections anticipate a substantial moderation in the special factors that have produced the rapid receipts growth of recent years. Specifically, based on information from Wall Street analysts and an examination of relevant economic indicators, the outyear projections assume only small increases in financial sector bonuses.



The DOB projects receipts from user taxes and fees to total $7.57 billion in 2002-03 and $7.78 billion in 2003-04. Growth is due almost exclusively to growth in the sales tax, as partly offset by increased earmarking of motor vehicle fees to the dedicated transportation funds. Continuing but slower economic growth is projected over the next several years in the factors which influence sales tax collections, including moderate growth in employment and modest increases in personal income. These assumptions result in underlying growth in the sales tax base in the 5% range.



Business tax receipts are estimated at $3.91 billion in 2002-03 and $3.70 billion in 2003-04. The decline in receipts results from the cost of enacted tax reductions becoming more pronounced, and only modest growth in underlying tax liability as the securities, banking and insurance industries continue to consolidate. Projected receipts from all other taxes, miscellaneous receipts and transfers from other funds decline modestly over the projection period.



The DOB currently projects spending to grow by $2.46 billion (6.0%) in 2002-03 and $1.49 billion (3.4%) in 2003-04. Overall, General Fund spending increases at a higher rate in 2002-03 than in 2003-04 primarily because the Financial Plan does not include costs for new collective bargaining contracts after the current agreements expire by April 2003 and assumes the remaining balance in the Community Project Funds ($188 million) is spent by the end of 2002-03.



The State's outyear projections may change substantially as the budget process for 2001-02 continues. For example, the Legislature may not enact the Executive Budget as proposed by the Governor. It is also possible that the State's actions during the fiscal year may be insufficient to preserve budgetary balance in either 2001-02 or in future fiscal years. Actual results for the fiscal year may also differ materially and adversely from the projections set forth in this Update.



There is significant uncertainty in the forecast of the outyear income components, which greatly influence personal income tax growth. In many cases, a reasonable range of uncertainty around the predicted income components could result in significant reductions in projected income tax receipts.



The DOB believes that its projections of receipts and disbursements relating to the current and proposed State Financial Plans, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth. In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against these risks, the State has projected reserves of $2.26 billion in 2001-02.



Projected Budget Gaps for 2001-02. The Financial Plan projects a budget gap of approximately $2.0 billion in 2001-02. This estimate includes the projected costs of new collective bargaining agreements, no assumed operating efficiencies, and the planned application of approximately $1.2 billion in the School Tax Reduction program ('STAR') reserves.

Outyear Projections of Receipts and Disbursements. In recent years, the State has closed projected budget gaps which have ranged from $5 billion to less than $1 billion (as estimated by the DOB). Sustained growth in the State's economy could contribute to closing projected budget gaps over the next several years, both in terms of higher-than-projected tax receipts and in lower-than-expected entitlement spending. Savings from initiatives by State agencies to deliver services more efficiently, workforce management efforts, and maximization of federal and non-General Fund spending offsets could also help bring projected disbursements and receipts into balance.



Over the long-term, uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. For example, a downturn in the financial markets or the wider economy is possible, a risk that is heightened by the lengthy expansion currently underway. The securities industry is more important to the New York economy than the national economy as a whole, potentially amplifying the impact of an economic downturn. A large change in stock market performance during the forecast horizon could result in wage, bonus and unemployment levels that are significantly different from those embodied in the 2000-01 Financial Plan forecast. Merging and downsizing by firms, as a consequence of deregulation or continued foreign competition, may also have more significant adverse effects on employment than expected.



An ongoing risk to the 2000-01 Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The 2000-01 Financial Plan contains projected reserves of $150 million in 2000-01 for such events, but assumes no significant federal disallowances or other federal actions that could affect State finances.



Additional risks to the 2000-01 Financial Plan may arise from the enactment of legislation by the U.S. Congress. The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 created a new Temporary Assistance to Needy Families program ('TANF') partially funded with a fixed federal block grant to states. Congress has recently debated proposals under which the federal government would take a portion of state reserves from the TANF block grant for use in funding other federal programs. It has also considered proposals that would lower the State's share of mass transit operating assistance. Finally, several proposals to alter federal tax law that have surfaced in recent years could adversely affect State revenues, since many State taxes depend on federal definitions of income. While Congress has not enacted these proposals, it may do so in the future, or it may take other actions that could have an adverse effect on State finances.



Government Funds Comprising the State Financial Plan. Four governmental fund types comprise the State Financial Plan: the General Fund, the Special Revenue Funds, the Capital Projects Funds and the Debt Service Funds.



General Fund. The General Fund is the principal operating fund of the State and is used to account for all financial transactions, except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. General Fund moneys are also transferred to other funds, primarily to support certain capital projects and debt service payments in other fund types. In the State's 2000-01 fiscal year, the General Fund is expected by the State to account for approximately 46.6% of all governmental funds disbursements and 67.8% of total State Funds disbursements.



After three years of record increases, General Fund spending for school aid is projected to grow by $850 million (8.0%) over 1999-2000 (on a State fiscal year basis). Spending on other local education and higher education programs will also increase significantly from the prior year, growing by $376 million or 13.3%. This growth includes funding to support an increase in the maximum award level for the Tuition Assistance Program ('TAP') to $5,000, as well as the expansion of the income ceiling for TAP eligibility to $80,000.



Medicaid spending is estimated to total $5.59 billion in 2000-01, reflecting underlying spending growth in the program of 4.0%. Spending on welfare is projected at $1.20 billion, a decline of $77 million from 1999-2000. This decrease results from a projected caseload decline of approximately 65,000 recipients (or 7.4%) to an average annual total of approximately 814,000 recipients in 2000-01. Disbursements for all other health and social welfare programs are projected to total


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$1.93 billion, an increase of $262 million from the prior fiscal year. This includes an expansion of the EPIC prescription drug program that increases income eligibility to $35,000 for single seniors and $50,000 for married couples, and a reduction in certain fees.



State operations reflect the costs of running the Executive, Legislative and Judicial branches of government. Spending in this category is projected to increase by $507 million or 7.7% above 1999-2000. Total spending in General State Charges is projected to grow by $104 million in 2000-01. This change mainly reflects higher health insurance rates in calendar year 2000, primarily to cover the increasing cost of providing prescription drug benefits for State employees.



Special Revenue Funds. Special Revenue Funds are used to account for the proceeds of specific revenue sources such as federal grants that are legally restricted, either by the Legislature or outside parties, to expenditures for specified purposes. Special Revenue Funds spending is projected at $10.38 billion in 2000-01, an increase of $1.23 billion or 13.5% over 1999-2000. The increase in spending reflects the implementation of the second phase of the STAR program (up $785 million from 1999-2000) and $617 million in additional spending resulting from HCRA 2000. The elimination of medical provider assessments on January 1, 2000 partially offsets this growth.



Total disbursements for programs supported by Special Revenue Funds are projected at $33.25 billion, an increase of $2.03 billion or 6.5% over 1999-2000. This includes $10.38 billion from Special Revenue Funds containing State revenues and $22.87 billion from funds containing Federal grants, primarily for social welfare programs. Total disbursements for programs supported by Federal grants account for approximately 69% of all spending in the Special Revenue fund type. Federal Special Revenue Funds disbursements are estimated at $22.87 billion, an increase of $798 million or 3.6% from 1999-2000. The single largest program in this Fund group is Medicaid, accounting for over half of total spending in this category. The Budget projects $14.93 billion in total Federal Medicaid reimbursements, an increase of $396 million from 1999-2000. The remaining growth in federal funds is primarily for the Child Health Plus program, which is estimated to increase by $86 million in 2000-01.



Capital Projects Funds. Capital Projects Funds account for the financial resources used in the acquisition, construction or rehabilitation of major State capital facilities and for capital assistance grants to certain local governments or public authorities. This fund type consists of the Capital Projects Fund, which is supported by tax dollars transferred from the General Fund and various other capital funds established to distinguish specific capital construction purposes supported by other revenues.



Capital Projects Funds spending in fiscal year 2000-01 is projected at $4.35 billion, an increase of $124 million or 2.9% from last year. The major components of this expected growth were transportation, economic development, the environment, education and school construction.



Debt Service Funds. Debt Service Funds are used to account for the payment of principal of, and interest on, long-term debt of the State and to meet commitments under lease-purchase and other contractual-obligation financing arrangements. Debt Service Funds spending in fiscal year 2000-01 is projected at $3.79 billion, an increase of $206 million or 5.7% from last year. Transportation purposes, including debt service on bonds issued for State and local highway and bridge programs financed through the New York State Thruway Authority and supported by the Dedicated Highway and Bridge Trust Fund, account for $127 million of the year-to-year increase. Debt service for education purposes, including State and City University programs financed through the Dormitory Authority, will increase by $59 million.



Prior Fiscal Years. New York State's financial operations have improved during recent fiscal years. During its last eight fiscal years, the State has recorded balanced budgets on a cash basis, with positive year-end fund balances.



Fiscal Year 1999-2000. The State ended its 1999-2000 fiscal year in balance on a cash basis, with a General Fund cash surplus of $1.51 billion as reported by DOB. As in recent years, strong growth in receipts above forecasted amounts produced most of the surplus. The State reported a closing balance of $1.17 billion in the General Fund, an increase of $275 million over the closing balance from the prior year. The balance was held in four accounts within the General Fund: The Tax


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

Stabilization Reserve Fund ('TSRF'), the Contingency Reserve Fund ('CRF'), the Debt Reduction Reserve Fund ('DRRF') and the Community Projects Fund ('CPF'). The balance is comprised of: $547 million in the TSRF, after a deposit of $74 million in 1999-2000; $107 million in the CRF; $250 million in the DRRF; and $263 million in the CPF.



The closing fund balance excludes $3.97 billion that the State deposited into the tax refund reserve account at the close of 1999-2000 to pay for tax refunds in 2000-01 of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 2000. The tax refund reserve account transaction has the effect of decreasing reported personal income tax receipts in 1999-2000, while increasing reported receipts in 2000-01.



General fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1999-2000 fiscal year totaled $37.40 billion, an increase of 1.6% over 1998-99. General Fund disbursements and transfers to other funds totaled $37.17 billion, an increase of 1.6% from the prior fiscal year.



Fiscal Year 1998-99. The State ended its 1998-99 fiscal year on March 31, 1999 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $1.82 billion. The cash surplus was derived primarily from higher-than-projected tax collections as a result of continued economic growth, particularly in the financial markets and the securities industries. The State reported a closing balance in the General Fund of $892 million: $473 million in the TSRF, after a fourth consecutive deposit of $73 million at the close of the fiscal year; $107 million in CRF, following a planned $39 million deposit in 1998-99; and $312 million in the CPF. Final results for the 1998-99 fiscal year indicate total General Fund spending of $36.6 billion.



The closing fund balance excluded $2.31 billion that the State deposited into the tax refund reserve account at the close of 1998-99 to pay for tax refunds in 1999-2000. The remaining balance of $521 million in the tax refund reserve account was made available as a result of the LGAC financing program and was required to be on deposit as of March 31, 1999.



General fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1998-99 fiscal year totaled $36.82 billion, an increase of 6.2% from 1997-98 levels. General Fund disbursements and transfers to other funds totaled $36.57 billion for the 1998-99 fiscal year, an increase of 6.1% from 1997-98 levels.



Fiscal Year 1997-98. The State ended its 1997-98 fiscal year on March 31, 1998 in balance on a cash basis, with a General Fund cash surplus as reported by DOB of approximately $2.04 billion. The cash surplus was derived primarily from higher-than-anticipated receipts and lower spending on welfare, Medicaid and other entitlement programs.



The General Fund had a closing balance of $638 million, an increase of $205 million from the prior fiscal year. The balance was held in three accounts within the General Fund: $400 million in the TSRF, following a required deposit of $15 million (repaying a transfer made in 1991-92) and an additional deposit of $68 million made from the 1997-98 surplus; $68 million in the CRF, following a $27 million deposit from the surplus; and $170 million in the CPF, which finances legislative initiatives, an increase of $95 million.



The General Fund closing balance did not include $2.39 billion in the tax refund reserve account, of which $521 million was made available as a result of the LGAC financing program and was required to be on deposit on March 31, 1998.



General Fund receipts and transfers from other funds (net of tax refund reserve account activity) for the 1997-98 fiscal year totaled $34.67 billion, an annual increase of 4.9% over 1996-97. General Fund disbursements and transfers to other funds were $34.47 billion, an annual increase of 4.8%.



Cash-Basis Results for the Non-General Funds Over the Last 3 Years. The size of the three governmental funds has grown over the last three fiscal years, with federally-funded programs comprising approximately one-third of these funds. The most significant change in the structure of these funds has been the redirection of a portion of transportation-related revenues from the General Fund to two dedicated funds in the Special Revenue and Capital Projects fund types. These revenues are used to support the capital programs of the Department of Transportation and the MTA. Another significant change was the creation of the STAR program through the redirection of personal income tax receipts to a special revenue fund.



In the Special Revenue Funds, disbursements increased from $27.65 billion to $31.22 billion over the last three years, primarily as a result of increased costs for the federal share of Medicaid and the initial costs of the STAR program. Other activity reflected dedication of taxes for mass transportation, new lottery games, and new fees for criminal justice programs.



Disbursements in the Capital Projects Funds increased from $3.57 billion to $4.22 billion over the last three years, primarily for education, environment, public protection and transportation programs. The composition of this Fund type's receipts also changed as the dedicated taxes, federal grants and reimbursements from public authority bonds increased, while general obligation bond proceeds declined.



Activity in the Debt Service Funds reflected increased use of bonds during the three-year period for improvements to the State's capital facilities and the continued costs of the LGAC fiscal reform program. The increases were moderated by the refunding savings achieved by the State over the last several years.



GAAP-Basis Results. State law requires the State to update its projected financial results on a GAAP-basis on or before September first of each year.



GAAP-Basis Results for Fiscal Year 2000-01. The State completed its 1999-2000 fiscal year with a combined GAAP-basis governmental funds operating surplus of $3.03 billion, which included operating surpluses in the General Fund ($2.23 billion), in Special Revenue Funds ($665 million), in Debt Service Funds ($38 million) an in Capital Project Funds ($99 million).



General Fund. The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. The operating surplus for 1999-2000 resulted in part from higher personal income tax receipts, and increases in taxes receivable and other assets of $754 million and $137 million, respectively, and decreases in deferred revenues, due to other funds and other liabilities of $134 million. These gains were partially offset by decreases in accounts receivable and money due from other funds of $77 million, increases in payables to local governments and accrued liabilities of $80 million and $175 million, respectively, and an increase in tax refunds payable of $537 million.



The State reported an accumulated fund balance of $3.92 billion in the General Fund for 1999-2000. The accumulated fund balance is $50 million higher after a restatement by the State Comptroller to reflect the reclassification of the Debt Reduction Reserve Fund to the General Fund.



General Fund revenues increased $2.30 billion (6.4%) over the prior fiscal year with increases in personal income and consumption and use taxes, and miscellaneous revenues. Business tax and other tax revenues fell from the prior fiscal year. Personal income taxes grew $1.98 billion, an increase of nearly 9.7%. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance of the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5%, to reflect a continuing high level of consumer confidence. Miscellaneous revenues increased $303 million (14.1%), primarily due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries used to fund State administrative costs (e.g., banking and insurance). These increases were partially offset by decreases in business and other taxes. Business taxes decreased nearly $301 million, or 6.2%, because of prior year refunds and the application of credit carryforwards which were applied against current year (1999) liabilities. Other taxes decreased $12 million, or 1.1%.



General Fund expenditures increased $1.39 billion (3.9%) from the prior fiscal year, with the largest increases occurring in education, health and environment. Education expenditures grew $739 million (6.1%) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. Health and environment expenditures increased over $215 million (33.5%) primarily reflecting increased spending for local health programs. Personal service costs increased $202 million (3.3%) principally as a result of increases in wages as required by recently approved collective bargaining agreements. Non-personal service costs increased $264 million (11.7%) due primarily to increased spending for goods and services.



Net other financing sources in the General Fund increased $192 million (45.9%) primarily because transfers of surplus revenues from the Debt Service Funds increased by nearly $100 million and transfers from the Abandoned Property Fund and the Hospital Bad Debt and Charity Accounts increased by nearly $120 million.



Special Revenue, Debt Service and Capital Projects Fund Types. An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.14 billion after restatement of prior year fund balances. As a result of legislation enacted during the fiscal year ended March 31, 2000, the Hospital Bad Debt and Charity Accounts were reclassified to Special Revenue Funds thereby increasing the beginning fund balance by $1.01 billion. Revenues increased $2.15 billion over the prior fiscal year (6.9%) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $1.49 billion (5.4%) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $174 million (4.5%).



Debt Service Funds ended the 1999-2000 fiscal year with an operating surplus of $38 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4%) primarily because of increases in dedicated taxes. Debt service expenditures increased $429 million (15.0%). Net other financing sources increased $113 million (36.1%) due primarily to increases in transfers from the General Fund.



An operating surplus of $99 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated fund balance deficit decreased to $129 million. Revenues increased $93 million (3.7%) primarily because federal grant revenues increased $90 million for transportation projects. Expenditures increased $84 million (2.3%) primarily because of increases capital construction spending for transportation projects. Net other financing sources decreased by $63 million (4.6%).



GAAP-Basis Results for Fiscal Year 1999-2000. The State completed its 1999-2000 fiscal year with a combined governmental funds operating surplus of $3.03 billion, which included operating surpluses in the General Fund ($2.23 billion), in Special Revenue Funds ($665 million), in Debt Service Funds ($38 million) and in Capital Projects Funds ($99 million).



General Fund. The State reported a General Fund operating surplus of $2.23 billion for the 1999-2000 fiscal year, as compared to an operating surplus of $1.08 billion for the 1998-99 fiscal year. The operating surplus for 1999-2000 resulted in part from higher personal income tax receipts, and increases in taxes receivable and other assets of $754 million and $137 million, respectively, and decreases in deferred revenues, due to other funds and other liabilities of $134 million. These gains were partially offset by decreases in accounts receivable and money due from other funds of $77 million, increases in payables to local governments and accrued liabilities of $80 million and $175 million, respectively, and an increase in tax refunds payable of $537 million.



The State reported an accumulated fund balance of $3.92 billion in the General Fund for 1999-2000. The accumulated fund balance is $50 million higher after a restatement by the State Comptroller to reflect the reclassification of the Debt Reduction Reserve Fund to the General Fund.



General Fund revenues increased $2.30 billion (6.4%) over the prior fiscal year with increases in personal income and consumption and use taxes, and miscellaneous revenues. Business tax and other tax revenues fell from the prior fiscal year. Personal income taxes grew $1.98 billion, an increase of nearly 9.7%. The increase in personal income taxes was caused by strong employment and wage growth and the continued strong performance of the financial markets during 1999. Consumption and use taxes increased $327 million, or 4.5%, to reflect a continuing high level of consumer confidence. Miscellaneous revenues increased $303 million (14.1%), primarily due to growth in investment earnings, fees, licenses, royalties and rents and reimbursements from regulated industries used to fund State administrative costs (e.g., banking and insurance). These increases were partially offset by decreases in business and other taxes. Business taxes decreased


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

nearly $301 million, or 6.2%, because of prior year refunds and the application of credit carry forwards which were applied against current year (1999) liabilities. Other taxes decreased $12 million, or 1.1%.



General Fund expenditures increased $1.39 billion (3.9%) from the prior fiscal year, with the larges increases occurring in education, health and environment. Education expenditures grew $739 million (6.1%) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. Health and environment expenditures increased over $215 million (33.5%) primarily reflecting increased spending for local health programs. Personal service costs increased $202 million (3.3%) principally as a result of increases in wages as required by recently approved collective bargaining agreements. Non-personal service costs increased $264 million (11.7%) due primarily to increased spending for goods and services.



Net other financing sources in the General Fund increased $192 million (45.9%) primarily because transfers of surplus revenues from the Debt Service Funds increased by nearly $100 million and transfers from the Abandoned Property Fund and the Hospital Bad Debt and Charity Accounts increased by nearly $120 million.



Special Revenue, Debt Service and Capital Projects Fund Types. An operating surplus of $665 million was reported for the Special Revenue Funds for the 1999-2000 fiscal year which increased the accumulated fund balance to $2.14 billion after restatement of prior year fund balances. As a result of legislation enacted during the fiscal year ended March 31, 2000, the Hospital Bad Debt and Charity Accounts were reclassified to Special Revenue Funds thereby increasing the beginning fund balance by $1.01 billion. Revenues increased $2.15 billion over the prior fiscal year (6.9%) as a result of increases in tax, federal grants, and miscellaneous revenues. Expenditures increased $1.49 billion (5.4%) as a result of increased costs for local assistance grants and non-personal service. Net other financing uses increased $174 million (4.5%).



Debt Service funds ended the 1999-2000 fiscal year with an operating surplus of $38 million and, as a result, the accumulated fund balance increased to $2.06 billion. Revenues increased $200 million (7.4%) primarily because of increases in dedicated taxes. Debt service expenditures increased $429 million (15.0%). Net other financing sources increased $113 million (36.1%) due primarily to increases in transfers from the General Fund.



An operating surplus of $99 million was reported in the Capital Projects Funds for the State's 1999-2000 fiscal year and, as a result, the accumulated fund balance deficit decreased to $129 million. Revenues increased $93 million (3.7%) primarily because federal grant revenues increased $90 million for transportation projects. Expenditures increased $84 million (2.3%) primarily because of increases in capital construction spending for transportation projects. Net other financing sources decreased by $63 million (4.6%)



GAAP-Basis Results for Fiscal Year 1998-99. The State completed its 1998-99 fiscal year with a combined governmental funds operating surplus of $1.32 billion which included operating surpluses in the General Fund ($1.078 billion), in Debt Service Funds ($209 million) and in Capital Projects Funds ($154 million) offset, in part, by an operating deficit in Special Revenue Funds ($117 million).



General Funds. The State reported a General Fund operating surplus of $1.078 billion for the 1998-99 fiscal year, as compared to an operating surplus of $1.562 billion for the 1997-98 fiscal year. AS a result, the State reported an accumulated fund balance of $1.645 billion in the General Fund. The 1998-99 fiscal year operating surplus resulted, in part, from an increase in taxes receivable of $516 million, a decrease in payables to local government of $262 million, a decrease in accrued liabilities of $129 million and a decrease in deferred revenues of $69 million. These gains were partially offset by a decrease in other assets of $117 million and an increase in tax refunds payable of $102 million.



Revenues increased $1.969 billion (5.7%) over the prior fiscal year with increases in personal income, consumption and use and other taxes, and miscellaneous revenues. Business tax revenues fell from the prior fiscal year. Personal income taxes grew $1.733 billion, an increase of nearly 9.3%. The increase in personal income taxes was caused by strong employment and wage growth


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

and the continued strong performance by the financial markets during 1998. Consumption and use taxes increased $269 million, or 3.8%, due to increased consumer confidence. Other taxes increased $73 million, or 6.9%. Miscellaneous revenues increased $145 million, a 5.6% increase, primarily because of an increase in reimbursements from regulated industries (e.g., banking and insurance) to fund the State's administrative costs. Business taxes decreased nearly $252 million, or 4.9%, because of prior year refunds and carry forwards which were applied against the current year (1998) liabilities.



Expenditures increased $1.826 billion (5.5%) from the prior fiscal year, with the largest increases occurring in State aid for education and general purpose aid spending. Education expenditures grew $1.014 billion (9.1%) due mainly to an increase in spending for support for public schools, handicapped pupil education and municipal and community colleges. General purpose aid increased nearly $329 million (56.5%) due to statutory changes in the payment schedule. Personal service and fringe benefit costs increased due to increase in wages and continuing fringe benefits required by collective bargaining agreements.



Net other financing sources decreased $626 million (159.3%) primarily because appropriated transfers from the Special Revenue Funds declined by over $230 million with increases of $265 million in appropriated transfers to Special Revenue, Debt Service and College and University Funds. In addition, transfers to public benefit corporations increased over $170 million primarily because of a change in reporting for the Roswell Park Cancer Institute.



Special Revenue, Debt Service and Capital Projects Fund Types. An operating deficit of $117 million was reported for the Special Revenue Funds for the 1998-99 fiscal year which decreased the accumulated fund balance to $464 million. Revenues increased $1.108 billion over the prior fiscal year (4.0%) as a result of increases in tax and federal grants revenues. Expenditures increased $1.308 billion (5.3%) as a result of increased costs for local assistance grants. Net other financing uses increased $34 million (1.0%).



Debt Service Funds ended the 1998-99 fiscal year with an operating surplus of $209 million and, as a result, the accumulated fund balance increased to $2.07 billion. Revenues increased $160 million (6.3%) primarily because of increases in dedicated taxes. Debt service expenditures increased $162 million (6.0%). Net other financing sources increased $253 million (227.4%) due primarily to increases in transfers from the General Fund, patient revenue transfers and the establishment of the Debt Reduction Reserve Fund.



An operating surplus of $154 million was reported in the Capital Projects funds for the State's 1998-99 fiscal year and, the accumulated deficit fund balance decreased to $228 million. Revenues increased $242 million (10.6%) primarily because tax revenues increased $101 million and federal grant revenues increased $94 million for transportation projects. Expenditures increased $355 million (10.5%) primarily because of increases in capital construction spending for transportation and correctional services projects. Net other financing sources increased by $35 million.



GAAP-Basis Results for Fiscal Year 1997-98. The State completed its 1997-98 fiscal year with a combined Governmental Funds operating surplus of $1.80 billion, which included an operating surplus in the General Fund of $1.56 billion, in Capital Projects Funds of $232 million and in Special Revenue Funds of $49 million, offset in part by an operating deficit of $43 million in Debt Service Funds.



General Fund. The State reported a General Fund operating surplus of $1.56 billion for the 1997-98 fiscal year, as compared to an operating surplus of $1.93 billion for the 1996-97 fiscal year. As a result, the State reported an accumulated surplus of $567 million in the General Fund for the first time since it began reporting its operations on a GAAP-basis. The 1997-98 fiscal year operating surplus reflects several major factors, including the cash-basis operating surplus resulting from the higher-than-anticipated personal income tax receipts, an increase in taxes receivable of $681 million, an increase in other assets of $195 million and a decrease in pension liabilities of $144 million. This was partially offset by an increase in payables to local governments of $308 million and tax refunds payable of $147 million.


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Revenues increased $617 million (1.8%) over the prior fiscal year, with increases in personal income, consumption and use and business taxes. Decreases were reported for other taxes, federal grants and miscellaneous revenues. Personal income taxes grew $746 million, an increase of nearly 4.2%. The increase in personal income taxes resulted from strong employment and wage growth and the strong performance by the financial markets during 1997. Consumption and use taxes increased $334 million or 5.0% as a result of increased consumer confidence. Business taxes grew $28 million, an increase of 0.5%. Other taxes fell primarily because revenue for estate and gift taxes decreased. Miscellaneous revenues decreased $380 million, or 12.7%, due to a decline in receipts from the Medical Malpractice Insurance Association and medical provider assessments.



Expenditures increased $147 million (0.4%) from the prior fiscal year, with the largest increases occurring in State aid for education and social services spending. Education expenditures grew $391 million (3.6%) due mainly to an increase in spending for municipal and community colleges. Social services expenditures increased $233 million (2.6%) due mainly to program growth. Increases in other State aid spending were offset by a decline in general purpose aid of $235 million (28.8%) due to statutory changes in the payment schedule. Increases in personal and non-personal service costs were offset by a decrease in pension contribution of $660 million, a result of the refinancing of the State's pension amortization that occurred in 1997.



Net other financing sources decreased $841 million (68.2%) due to the nonrecurring use of bond proceeds ($769 million) provided by the Dormitory Authority of the State of New York ('DASNY') to pay the outstanding pension amortization liability incurred in 1997.



Special Revenue, Debt Service and Capital Projects Funds. An operating surplus of $49 million was reported for the Special Revenue Funds for the 1997-98 fiscal year, which increased the accumulated fund balance to $581 million. Revenues rose by $884 million over the prior fiscal year (3.3%) as a result of increases in tax and federal grant revenues. Expenditures increased by $795 million (3.3%) as a result of increased costs for local assistance grants. Net other financing uses decreased $105 million (3.3%).



Debt Service Funds ended the 1997-98 fiscal year with an operating deficit of $43 million and, as a result, the accumulated fund balance declined to $1.86 billion. Revenues increased $246 million (10.6%) as a result of increases in dedicated taxes. Debt service expenditures increased $341 million (14.4%). Net other financing sources increased $89 million (401.3%) due primarily to savings achieved through advance refundings of outstanding bonds.



An operating surplus of $232 million was reported in the Capital Projects Funds for the State's 1997-98 fiscal year and, as a result, the accumulated deficit in this fund type decreased to $381 million. Revenues increased $180 million (8.6%) primarily as a result of a $54 million increase in dedicated tax revenues and an increase of $101 million in federal grants for transportation and local waste water treatment projects. Net other financing sources increased by $100 million primarily as a result of a decrease in transfers to certain public benefit corporations engaged in housing programs.



State Financial Plan Considerations. The economic and financial condition of the State may be affected by various financial, social, economic and political factors. These factors can be very complex, may vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the federal government, that are not under the control of the State.



The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.



Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employment have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.



Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.



National and State Economic Outlooks. The information below summarizes the national and State economic situation and outlook upon which projections of receipts and certain disbursements were made for the 2001-02 Executive Budget and Financial Plan.



U.S. Economy. National economic growth has slowed down significantly during the third quarter of 2000, as the longest economic expansion on record nears the end of its tenth year. Real U.S. Gross Domestic Product (GDP) grew by 2.2% during the third quarter of 2000, following the 5.6% growth in the second quarter. The DOB expects the reduced pace of growth to continue through 2001. Real U.S. GDP is expected to grow 2.7% for all of 2001, following an estimated 5.1% in 2000.



Higher interest rates are expected to produce lower growth in consumption, housing investment and business spending. The impact of the Federal Reserve Board's monetary tightening has also become evident in the financial sector. Higher interest rates, turbulence in the Middle East, higher oil prices, and lower-than-expected corporate profits have heightened the uncertainty in the stock market. Consumption spending is expected to slow significantly, in part due to the sudden erosion of consumer confidence at the end of 2000.



Personal income is estimated to have grown 6.3% in 2000. Continued growth in wages and salaries, along with increased growth in interest income due to higher interest rates, are the primary factors which contributed to the strong personal income growth. With slower growth in wages and interest income expected for 2001, personal income growth should slow to 5.1%. With the help of a temporary influx of government workers hired to execute the census, non-agricultural employment grew 2.1% in 2000, but growth is expected to slow to 1.1% in 2001, in line with the anticipated economic slowdown. The unemployment rate averaged 4.0% during 2000, but could inch upward in 2001, as employment and output growth weaken.



The most significant risks to the forecast relate to those factors which may affect the rate at which the economy may slow down substantially more than projected. Employment growth may come in below expectations. This outcome would result in lower income growth and, hence, lower consumption growth than projected. Another potential risk to the national economy lies in the uncertain future of the financial markets. Should the stock markets undergo future significant corrections, the resultant reduction in the value of household wealth could reduce consumption growth even further. Alternatively, an acceleration in technology-induced productivity growth could lead to enhanced economic performance. Additional rate cuts by the Federal Reserve Board could stimulate the overall economy, leading to higher than expected growth rates of output.

New York Economy. The economic forecast of the State has also been modified to reflect changes in the national outlook. Continued growth is projected for 2001 and 2002 in employment, wages, and personal income, although the growth will moderate significantly from the 2000 pace. Personal income is estimated to have growth by 7.8% in 2000, fueled in part by a large increase in financial-sector bonus payments at the beginning of the year and strong growth in total employment and is projected to grow 4.6% in 2001 and 3.9% in 2002. Bonus payments are projected to grow 2.4% in 2001 and 3.6% in 2002, representing distinctly lower growth than the 19.4% rate for 2000. Lower bonus growth is partly due to the volatility of the stock markets and weaker securities industry activity. Another factor contributing to the weaker personal income growth in 2001 and 2002 is the reduced growth rate of non-wage income, which is projected to be lower due to the general economic slowdown. Overall employment is expected to grow at a more modest rate than in 2000, reflecting the slowdown in the national economy, continued fiscal restraint, and restructuring in the manufacturing, health care, social service, and financial sectors.



Many uncertainties exist in any forecast of the national and State economies. Given the recent volatility in financial markets, such uncertainties are particularly pronounced at this time. The timing and impact of changes in economic conditions are difficult to estimate with a high degree of accuracy. Unforeseeable events may occur. The actual rate of change in any, or all, of the concepts that are forecasted may differ substantially from the outlook described herein.



Given the importance of the securities industry in the State's economy, a significant change in the stock market performance during the forecast horizon could result in financial sector profits and bonuses that are significantly different from those embodied in the forecast. Any actions by the Federal Reserve Board to moderate inflation by increasing interest rates more than anticipated may have an adverse impact in New York given the sensitivity of financial markets to interest rate shifts and the prominence of these markets in the New York economy. In addition, there is a possibility that greater-than-anticipated mergers, downsizing and relocation of firms caused by deregulation and global competition may have a significant adverse effect on employment growth.



New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its excellent air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its work force engaged in manufacturing and an increasing proportion engaged in service industries. The following paragraphs summarize the state of major sectors of the New York economy:



    Services: The services sector, which includes entertainment, personal services, such as health care and auto repairs, and business-related services, such as information processing, law and accounting, is the State's leading economic sector. The services sector accounts for more than three of every ten nonagricultural jobs in New York and has a noticeably higher proportion of total jobs than does the rest of the nation.



    Manufacturing: Manufacturing employment continues to decline in importance in New York, as in most other states, and New York's economy is less reliant on this sector than is the nation. However, it remains an important sector of the State economy, particularly for the upstate economy, as high concentrations of manufacturing industries for transportation equipment, optics and imaging, materials processing, and refrigeration, heating and electrical equipment products are located in the upstate region.



    Trade: Wholesale and retail trade is the second largest sector in terms of nonagricultural jobs in New York but is considerably smaller when measured by income share. Trade consists of wholesale businesses and retail businesses, such as department stores and eating and drinking establishments.



    Finance, Insurance and Real Estate: New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes over one-fifth of total wages.



    Agriculture: Farming is an important part of the economy in rural areas of the State, although it constitutes a very minor part of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, apples and other fruits, and fresh vegetables. New York ranks among the nation's leaders in the production of these commodities.



    Government: Federal, State and local government together are the third largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total state and local government employment.



Relative to the nation, the State has a smaller share of manufacturing and construction and a larger share of service-related industries. The State's finance, insurance and real estate share, as measured by income, is particularly large relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected during a recession that is concentrated in the service-producing sector.



In the calendar years 1987 through 1998, the State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post-recession period, the economy of the State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation has been improving during recent years. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years.



State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because the City is a regional employment center for a multi-state region, State personal income measured on a residence basis understates the relative importance of the State to the national economy and the size of the base to which State taxation applies.



Relevant News. Tobacco Settlement Proceeds and Uses. On November 23, 1998, the attorneys general for forty-six states (including New York) entered into a master settlement agreement ('MSA') with the nation's largest tobacco manufacturers. Under the terms of the MSA, the states agreed to release the manufacturers from all smoking-related claims in exchange for specified payments and the imposition of restrictions on tobacco advertising and marketing. New York is projected to receive $25 billion over 25 years under the MSA, with payments apportioned among the State (51%), counties (22%), and New York City (27%). The projected payments (but not the apportionment of the payments) are an estimate and subject to adjustments for, among other things, the annual change in the volume of cigarette shipments and the rate of inflation. From 1999-2000 through 2002-03, the State expects to receive $1.54 billion under the nationwide settlement with cigarette manufacturers. Counties, including New York City, are projected to receive settlement payments of $1.47 billion over the same period.



The 2000-01 Financial Plan utilizes certain resources from HCRA 2000, the successor legislation to the Health Care Reform Act of 1996. HCRA 2000 continues the negotiated reimbursement system for non-government payors, and provides funding for, among other things, graduate medical education, indigent care, and the expansion of health insurance coverage for uninsured adults and children. HCRA 2000 will help finance several health-related programs, including prescription drug assistance for the elderly, supplemental Medicare insurance, and other public health services that were previously funded from the General Fund. Programs under HCRA 2000 will be financed with revenues generated from the financing mechanisms continued from HCRA 1996, a share of the State's tobacco settlement and revenues from an increased excise tax on cigarettes.



The State plans to use $1.29 billion in tobacco settlement money over the next three years to finance health programs under HCRA 2000 ($1.01 billion) and projected increased costs in

Medicaid ($274 million). The remaining $250 million in one-time tobacco payments from 1999-2000 will be deposited to DRRF.



Debt Reform Act of 2000. Chapter 59 of the Laws of 2000 enacted the Debt Reform Act of 2000 ('Debt Reform Act'). The Debt Reform Act implements statutory initiatives intended to improve the State's borrowing practices. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000 and includes the following provisions:



     -- A phased-in cap on new State-supported debt outstanding of 4% of personal income (the existing State-supported debt levels are projected to be 5.7% of personal income);



     -- A phased-in cap on new State-supported debt service costs of 5% of total governmental funds receipts (the existing State-supported debt service costs are 5.2%);



     -- A limit on the use of debt to capital works and purposes only and limit on the maximum term of new State-supported debt to 30 years.



The cap on new State-supported debt outstanding begins at 0.75% of personal income in 2000-01 and is gradually increased until it is fully phased in at 4% of personal income in 2010-11. Similarly, the phased-in cap on new State-supported debt service costs beings at 0.75% of total governmental funds receipts and is gradually increased until it is fully phased in at 5% in 2013-14. State-supported bond issuances during the 2000-01 borrowing plan are projected by DOB to be within the Debt Reform Act's statutory caps.



The Debt Reform Act requires the limitations on the issuance of State-supported debt and debt service costs to be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to October 31 of each year. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The Division of the Budget expect that the prohibition on issuing new State-supported debt if the caps are met or exceeded will provide an incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.



Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating LGAC, a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments that had been traditionally funded through the State's annual seasonal borrowing. The legislation authorized LGAC to issue its bonds and notes in an amount to yield net proceeds not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of these long-term obligations, which are to be amortized over no more than 30 years, was expected to eliminate the need for continued short-term seasonal borrowing. The legislation also dedicated revenues equal to one % of the four % State sales and use tax to pay debt service on these bonds. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC and bonds issued to provide for capitalized interest, except in cases where the Governor and the legislative leaders have certified the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded. This provision capping the seasonal borrowing was included as a covenant with LGAC's bondholders in the resolution authorizing such bonds. The impact of LGAC's borrowing, as well as other changes in revenue and spending patterns, is that the State has been able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.



Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities (public benefit corporations, created pursuant to State law, other than local authorities). Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially and adversely affected, if any of its public authorities were to default on their respective obligations. As of December 31, 1999, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $95 billion, only a portion of which constitutes State-supported or State-related debt.



There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.



In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive monies from State appropriations to pay for the operating costs of certain of their programs. As described below, the MTA receives the bulk of this money in order to carry out mass transit and commuter services.



Beginning in 1998, the Long Island Power Authority ('LIPA') assumed responsibility for the provision of electric utility services previously provided by Long Island Lighting Company for Nassau, Suffolk and a portion of Queen counties, as part of an estimated $7 billion financing plan. As of May 3, 2000, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related.



Metropolitan Transportation Authority. The Metropolitan Transportation Authority ('MTA') oversees the operation of the City's subway and bus lines by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the 'TA'). The MTA operates certain commuter rail and bus lines in the New York Metropolitan area through MTA's subsidiaries, the Long Island Rail Road Company, the Metro-North Commuter Railroad Company and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority ('TBTA'), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local government and TBTA, including loans, grants and operating subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the TA or commuter railroads may be required to seek additional State assistance, raise fares or take other actions.



Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one % regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. In addition, since 1987, State law has required that the proceeds of a one quarter of one % mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. Further, in 1993 the State dedicated a portion of the State petroleum business tax to fund operating or capital assistance to the MTA. The 2000-01 Enacted budget provides State assistance to the MTA totaling approximately $1.35 billion and initiates a five-year State transportation plan that includes nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Program. This capital commitment includes an additional $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees and motor fuel taxes not previously dedicated to the MTA.

State legislation accompanying the 2000-01 Enacted State budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the $17.1 billion MTA capital plan for the 2000 through 2004 calendar years (the '2000-04 Capital Program'). On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion capital program for transit purposes for 2000 through 2004. The 2000-04 Capital Program is the fifth capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project.



The currently approved 2000-04 Capital Program assumes the issuance of an estimated $8.9 billion in new money bonds. The remainder of the plan is projected to be financed with assistance from the Federal Government, the State, the City, and from various other revenues generated from actions taken by the MTA. In addition, $1.6 billion in State support was projected to be financed using proceeds from State general obligation bonds under the proposed $3.8 billion Transportation Infrastructure Bond Act of 2000. However, this Act was defeated by the voters in the November 2000 general election. Further, the enacted State budget authorized the MTA to undertake a major debt restructuring initiative which will enable the MTA to refund approximately $13.7 billion in bonds, consolidate its credit sources, and obviate the need for debt service reserves. The authorization for debt restructuring includes outstanding bonds secured by service contracts with the State.



There can be no assurance that all the necessary governmental actions for future capital programs will be taken, that funding sources currently identified will not be decreased or eliminated or that the 2000-04 Capital Program (or parts thereof) will not be delayed or reduced. Since the Transportation Infrastructure Bond Act was defeated, the State could come under pressure to provide additional funding to the MTA. Should funding levels fall below current projections, the MTA would have to revise its 2000-04 Capital Program accordingly. If the 2000-04 Capital Program is delayed or reduced, ridership and fare revenues may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.



Localities. Certain localities outside the City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 2000-01 fiscal year.



To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation (Chapter 84 of the Laws of 2000) creating the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for the County. The Authority may also impose financial plan requirements on Nassau County. The State paid $30 million in transitional assistance to the County for State fiscal year 2000-01, and the Governor has proposed providing up to $75 million in State assistance over the next four State fiscal years. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.



The State has provided extraordinary financial assistance to select municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year, and in 2000-01 totals $200.4 million. The 2000-01 enacted budget also increased General Purpose State Aid for local governments by $11 million to $562 million.



While the distribution of General Purpose State Aid for local governments was originally based on a statutory formula, in recent years both the total amount appropriated and the shares appropriated to specific localities have been determined by the Legislature. A State commission established to study the distribution and amounts of general purpose local government aid failed to agree on any recommendations for a new formula.

Counties, cities, towns, villages, school districts and fire districts have engaged in substantial short-term and long-term borrowings. In 1998, the total indebtedness of all localities in the State, other than New York City, was approximately $20.3 billion. A small portion (approximately $80 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to enabling State legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units (other than New York City) authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Twenty-three localities had outstanding indebtedness for deficit financing at the close of their fiscal year ending in 1998.



Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Rich changes may adversely affect the financial condition of certain local governments. For example, the federal government may reduce (or in some cases eliminate) federal funding of some local programs which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that the State, New York City, Nassau County, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.



Litigation. Certain litigation pending against the State or its officers or employees could have a substantial or long-term adverse effect on State finances. Among the more significant of these cases are those that involve: (i) an action to compel the State to enforce sales and excise taxes imposed on tobacco products and motor fuel sold to non-Indian customers on Indian reservations; (ii) a challenge by the Speaker of the Assembly of the State of New York as to the Governor's application of his constitutional line item veto authority to certain portions of budget bills adopted by the State Legislature;
(iii) the validity of agreements and treaties by which various Indian tribes transferred title to the State of certain land in central and upstate New York;
(iv) alleged responsibility of State officials to assist in remedying racial segregation in the City of Yonkers and its public schools; (v) plaintiffs seeking a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution; (vi) several challenges to provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology; (vii) several challenges to employee welfare benefit plans where plaintiffs are seeking a declaratory judgment nullifying on the ground of federal preemption provisions of Section 2807-c of the Public Health Law and implementing regulations which impose a bad debt and charity care allowance on all hospital bills and a 13% surcharge on inpatient bills paid by employee welfare benefit plans; (viii) challenge to the State's reimbursement rates for dental care provided under the State's dental Medicaid program; (ix) an action against State and City officials alleging that the present level of shelter allowance for public assistance recipients is inadequate under statutory standards to maintain proper housing; (x) an action challenging a federal directive which requires states to change their method of allocating costs associated with the Food Stamp program; and (xi)an action challenging the finding that the State violated the Federal False Claims Act, 31 U.S.C. 3729, et. seq.



Adverse developments in these proceedings described above, or other proceedings in which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2000-01 Financial Plan. The State believes that the proposed 2000-01 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgment that may be required during the 2000-01 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2000-01 Financial Plan resources available for the payment of judgments, and could therefore affect the ability of the State to maintain a balanced 2000-01 Financial Plan.



Ratings Agencies. Moody's Investors Service ('Moody's') released a report on April 20, 2000 on the Governor's debt reform proposal for New York State. The State of New York's general obligation bond rating is A2 with a stable outlook. From a credit perspective, Moody's has viewed the State's debt structure and debt burden as important factors in the State's A2 rating. The rating reflects the short-term strength of the state's credit as indicated by large current operating surpluses, but also the longer term risks associated with a large debt burden, chronic structural budget imbalance, and an economy that is dependent upon the volatile financial services sector.



Previously, on October 6, 1998, Moody's confirmed its New York State general obligation bond rating of single-A2. On April 20, 1998, New York's general obligation bond ratings were the lowest of any state, except Louisiana. Moody's had rated New York State at A2, Standard & Poor's ('S&P') had given it an A and Fitch IBCA ('Fitch') had assigned it an A-plus. Also, on February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. On June 6, 1990, Moody's changed its ratings on all of the State's outstanding general obligation bonds from A1 to A, the rating having been A1 since May 27, 1986. On November 12, 1990, Moody's confirmed the A rating.



On December 19, 2000, S&P raised its rating on New York State's outstanding general obligation debt to AA from A+. The outlook is stable. S&P notes that with this upgrade, New York State will not likely see any further rating increases. On November 9, 1999, S&P increased the State's bond rating for the second time in two year. Specifically citing New York's 'fundamental changes in fiscal discipline and management,' S&P revised its rating from an A to an A+ grade. S&P identified a dramatic improvement in the State's overall fiscal practices, including efforts to control the growth in government spending, while also securing a dramatic increase in the size of the State's fiscal reserves.



Previously, on August 28, 1997, S&P had revised its ratings on the State's general obligation bonds to A from A - , and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P rated the State's general obligation bonds AA - from August 1987 to March 1990 and A+ from November 1982 to August 1987. In March 1990, S&P lowered its rating of all of the State's general obligation bonds from AA - to
A. On January 13, 1992, S&P lowered its rating on the State's general obligation bonds from A to A - , and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P revised its outlook on the State's general obligation bonds to positive and, on August 5, 1996, confirmed its A - rating.



Fitch rates New York State's general obligation bonds an A+. This rating has been maintained since February 5, 1993.



                                 NEW YORK CITY



The fiscal health of the State may also be particularly affected by the fiscal health of the City, which continues to require significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.



The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Current law requires the City to prepare four-year annual financial plans, which are reviewed and revised on a quarterly basis and includes capital, revenue, and expense projections and outlines proposed gap-closing for the years with projected budget gaps. An annual financial report for its most recent completed fiscal year is prepared at the end of October of each year.



To successfully implement its Financial Plan, the City and certain entities issuing debt for the benefit of the City must market their securities successfully. This debt is issued to finance the rehabilitation of the City's infrastructure and other capital needs and to refinance existing debt, as well as finance seasonal needs. In City fiscal years 1997-98, 1998-99 and 1999-2000, the State constitutional debt limit would have prevented the City from entering into new capital contracts. To prevent disruptions in the capital program, two actions were taken to increase the City's capital financing capacity: (i) the State Legislature created the New York City Transitional Authority ('TFA') in 1997, and (ii) in 1999, the City created TSASC, Inc., a not-for-profit corporation empowered to issue tax-exempt debt backed by tobacco settlement revenues. Despite these actions, the City, in order to continue its capital growth, will need additional financing capacity beginning in City fiscal year 2000-01, which could be provided through increasing the borrowing authority of the TFA or amending the State constitutional debt limit for City fiscal year 2001-02 and thereafter.



Fiscal Oversight. In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among these actions, the State established the Municipal Assistance Corporation for the City of New York ('MAC') to provide financing assistance to the City. The State also enacted the New York State Financial Emergency Act for The City of New York (the 'Financial Emergency Act') which, among other things, established the New York State Financial Control Board (the 'Control Board') to oversee the City's financial affairs. The State also established the Office of the State Deputy Comptroller for the City of New York ('OSDC') to assist the Control Board in exercising its powers and responsibilities and a 'Control Period' from 1975 to 1986 during which the City was subject to certain statutorily-prescribed fiscal-monitoring arrangements. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met, thus suspending certain Control Board powers, the Control Board, MAC and OSDC continue to exercise various fiscal-monitoring functions over the City, and upon the occurrence or 'substantial likelihood and imminence' of the occurrence of certain events, including, but not limited to a City operating budget deficit of more than $100 million, the Control Board is required by law to reimpose a Control Period.



Currently, the City and its Covered Organizations (i.e., those which receive or may receive money from the City directly, indirectly or contingently) operate under a four-year financial plan (the 'City Financial Plan'), which the City prepares annually and updates periodically and which includes the City's capital revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps. The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.



Although the City has balanced its budget since 1981, estimates of the City's revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected federal or State aid is not forthcoming, if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes or necessitate increased expenditures for public assistance, if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.



In recent years, including this year, the State has failed to adopt a budget prior to the beginning of its fiscal year. A delay in the adoption of the State's budget beyond the statutory April 1 deadline could delay the projected receipt by the City of State aid, and there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline.



Monitoring Agencies. The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's Financial Plans. These reports analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements for, and financial plan compliance by, the City and its Covered Organizations. According to recent staff reports, the City's economy remains strong in 2000. The 2000 gross city product
(GCP) is expected to grow by 5.4%, higher than the 1999 GCP of 4.8%. This is the second-highest GCP growth since 1972. The City has gained 78,100 seasonally adjusted jobs during the first ten months of 2000 and is expected to gain a total of 81,000 jobs for the year, compared with 88,700 in 1999. Unemployment is expected to average 5.8% in 2000, compared with 6.8% in 1999. Income and wages are released with about two years lag, so withholding income taxes are used as a proxy. Based on withholdings, which were up by 8.7% during the first 10 months of 2000, wage rates are expected to rise 5.1% in 2000. The inflation rate is expected to rise to 3.2% in 2000 from 1.9% in 1999. In 2001, the City's economy is expected to cool down, with GCP growing by 3.0%. The City is projected to gain 55,000 jobs, with the unemployment rate hovering around 6.0%, and wages are expected to rise 4.5%. However, the inflation rate is projected to fall to 2.9% as the economy slows.



The 2001-05 Financial Plan. For fiscal year 2002, the City projects a budget surplus of $345 million. The Preliminary Budget relies on a projected fiscal year 2001 budget surplus of $2.267 billion, and revenues and saving actions in fiscal year 2002 estimated at $1.367 billion, to help close a baseline budget gap of $2.884 billion. Projected additional resources in fiscal year 2002 are used to finance a tax-reduction program of $405 million, with the balance of $345 million allocated to the Budget Stabilization Account. For fiscal years 2003-2005, the City is projecting budget gaps averaging $2.4 billion per year.



On January 25, 2001, Mayor Rudolph Giuliani announced the City Financial Plan for fiscal years 2001-2005, which relates to the City and certain entities which receive funds from the City.



Reports on the City Financial Plan. From time to time, the Control Board staff, MAC, OSDC, the City Comptroller and others issue reports and make public statements regarding the City's financial condition, commenting on, among other matters, the City's financial plans, projected revenues and expenditures and actions by the City to eliminate projected operating deficits. Some of these reports and statements have warned that the City may have underestimated certain expenditures and overestimated certain revenues and have suggested that the City may not have adequately provided for future contingencies. Certain of these reports have analyzed the City's future economic and social conditions and have questioned whether the City has the capacity to generate sufficient revenues in the future to meet the costs of its expenditure increases and to provide necessary services. It is reasonable to expect that reports and statements will continue to be issued and to engender public comment.



In March of 2001, the City Comptroller issued a report on the 2002 fiscal year and the Financial Plan for 2001-2005. Based on its assessment of the Preliminary Budget and January Plan, the Comptroller's Office concludes that the fiscal year 2001 budget surplus could be as high as $2.316 billion, driven by a strong economy in fiscal year 2000. The fiscal year 2002 budget surplus could reach as high as $671 million in a better-case scenario. Unfortunately, the City has failed in the good economic times of fiscal years 1997-2001 to prepare for a less rosy scenario that may lie ahead. A potential slowdown for the economy could seriously aggravate growing out-year budges gaps. Operating expenditures, total spending adjusted for State and Federally categorical aid and debt service, continues to grow in fiscal year 2002 at a rate higher than projected local inflation. To balance the budget in fiscal year 2002, the City relies on one-shot gap-closing actions, such as the scale of the Off-Track Betting Corporation and the fiscal year 2001 budget surplus, which produce limited recurring saving in the out-years of the January Plan. The budget also depends on a questionable level of State and Federal aid. Consequently, the Comptroller's Office projects budget gaps for fiscal years 2003-2005 that are 57% larger than those projected by the City, ranging from $3.2 billion in fiscal year 2003 to $4.1 billion in fiscal year 2005.



Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other violations of law and condemnation proceedings. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determinations in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. The City is also subject to numerous claims and investigations.



Ratings Agencies. On December 19, 2000, Fitch announced the City of New York's general obligation bonds, fiscal 2001 series D, E and F rating of A+. This rating was in part due to the budget monitoring the City has demonstrated. On September 15, 2000, Fitch rated the City's general obligation bonds an A+. On January 8, 1999, Fitch rated New York City's 1999 general obligation bonds an
A - and affirmed the A - rating of outstanding general obligation bonds. According to Fitch, this rating 'encompasses New York City's broad economic scope as a domestic and international center for commerce and culture and high per capita level.' Previously on August 6, 1998, as well as July 2, June 8 and May 27, Fitch rated New York City's tax-exempt general obligation bonds as A - . Fitch qualified that rating, stating that concerns still remained over significant projected outyear budget funding challenges coupled with sizable reliance on the securities industry. There is no assurance that the A - rating will continue for any given period of time or that it will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of the City's general obligation bonds.



On December 19, 2000, Moody's assigned an A2 rating to the City of New York's Fiscal 2001 Series D, E and F general obligation bonds. Moody's noted that the rating reflects the strength of the City's current financial condition. The outlook is stable. On July 2, 1998, Moody's revised its rating on the New York City General Obligation Bonds to Aaa from Baa1. On February 24, 1998, Moody's raised its rating for City general obligation bonds from Baa1 to A3, based on improvement in its financial condition and economy. Previously, on July 17, 1997, Moody's had changed its outlook on City bonds to positive from stable. On March 1, 1996, Moody's stated that the rating for the City's Baa1 general obligation bonds remains under review for a possible downgrade pending the outcome of the adoption of the City's budget for the 1997 fiscal year and in light of the status of the debate on public assistance and Medicaid reform; the enactment of a State budget, upon which major assumptions regarding State aid are dependent, which may be extensively delayed; and the seasoning of the City's economy with regard to its strength and direction in the face of a potential national economic slowdown. Moody's ratings of City bonds were revised in November 1981 from B (in effect since 1977) to Ba1, in November 1983 to Baa, in December 1985 to Baa1, in May 1988 to A and again in February 1991 to Baa1.



On September 13, 2000, S&P upgraded the City's general obligation bond rating to an A from an A - . This rating reflected the strong financial results of the City and steady economic expansion across most sectors. On July 16, 1998, S&P increased New York City's bond rating to A - , up one notch from BBB+, but analysts at the agency also cautioned that New York still had room for improvement and that they were worried about the City's rising long-term debt and the Council's plan to cut taxes by $200 million this year and $500 million in future years. On July 7, 1998, S&P affirmed its BBB+ rating to New York City general obligation bonds, stating that the ratings had been placed on CreditWatch with positive implications. On February 3, 1998, S&P raised its credit outlook for New York City's outstanding general obligation bonds from stable to positive but maintained its BBB+ rating.

                                  APPENDIX B:
                             DESCRIPTION OF RATINGS

A DESCRIPTION OF THE RATING POLICIES OF MOODY'S, S&P AND FITCH WITH RESPECT TO BONDS AND COMMERCIAL PAPER APPEARS BELOW.

MOODY'S CORPORATE BOND RATINGS

AAA -- Bonds which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edged.' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated 'Aa' are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A -- Bonds which are rated 'A' possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA -- Bonds which are rated 'Baa' are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA -- Bonds which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B -- Bonds which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA -- Bonds which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA -- Bonds which are rated 'Ca' represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

C -- Bonds which are rated 'C' are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers '1', '2' and '3' in each generic rating classification from Aa to Caa. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P'S CORPORATE BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to repay principal and pay interest.

AA -- Bonds rated 'AA' also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and differs from 'AAA' issues only in small degree.

A -- Bonds rated 'A' have a strong capacity to repay principal and pay interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB -- Bonds rated 'BBB' are regarded as having an adequate capacity to repay principal and pay interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to repay principal and pay interest for bonds in this category than for higher-rated categories.

BB-B-CCC-CC-C -- Bonds rated 'BB', 'B', 'CCC', 'CC' and 'C' are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

CI -- Bonds rated 'CI' are income bonds on which no interest is being paid.

D -- Bonds rated 'D' are in default. The 'D' category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired unless S&P believes that such payments will be made during such grace period. The 'D' rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S COMMERCIAL PAPER RATINGS

PRIME-1 -- Issuers (or related supporting institutions) rated 'Prime-1' have a superior ability for repayment of short-term debt obligations. 'Prime-1' repayment ability will often be evidenced by: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2 -- Issuers (or related supporting institutions) rated 'Prime-2' have a strong ability for repayment of short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratio, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

PRIME-3 -- Issuers (or related supporting institutions) rated 'Prime-3' have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME -- Issuers rated 'Not Prime' do not fall within any of the Prime rating categories.

S&P'S COMMERCIAL PAPER RATINGS

An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from 'A-1' for the highest quality obligations to 'D' for the lowest. The categories are as follows:

A-1 -- A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 -- A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 -- A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B -- A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C -- A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D -- A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

MOODY'S MUNICIPAL BOND RATINGS

AAA -- Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA -- Bonds which are rated Aa are judged to be of high-quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A -- Bonds which are rated A possess many favorable investment qualities and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA -- Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies numerical modifiers '1', '2' and '3' to certain of its rating classifications. The modifier '1' indicates that the security ranks in the higher end of its generic rating category; the modifier '2' indicates a mid-range ranking; and the modifier '3' indicates that the issue ranks in the lower end of its generic rating category.

S&P'S MUNICIPAL BOND RATINGS

AAA -- This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA -- Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degrees.

A -- Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB -- Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

The ratings set forth above may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

MOODY'S RATINGS OF STATE AND MUNICIPAL NOTES

MIG-1/VMIG-1 -- Notes rated MIG-1/VMIG-1 are of the best quality. There is present strong protection by established cash flows, superior liquidity support or broad-based access to the market for refinancing.

MIG-2/VMIG-2 -- Notes which are rated MIG-2/VMIG-2 are of high-quality. Margins of protection are ample though not so large as in the preceding group.

S&P'S RATINGS OF STATE AND MUNICIPAL NOTES

SP-1 -- Notes which are rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2 -- Notes which are rated SP-2 have a satisfactory capacity to pay principal and interest.

FITCH MUNICIPAL BOND RATINGS

AAA -- Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA -- Bonds rated AA by Fitch are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issues is generally rated F-1+ by Fitch.

A -- Bonds rated A by Fitch are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB -- Bonds rated BBB by Fitch are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse consequences on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus and minus signs are used by Fitch to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the AAA category.

FITCH SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of generally up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

The short-term rating places greater emphasis than a long-term rating on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

FITCH'S SHORT-TERM RATINGS ARE AS FOLLOWS:

F-1+ -- Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 -- Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

F-2 -- Issues assigned this rating have a satisfactory degree of assurance for timely payment but the margin of safety is not as great as for issues assigned F-1+ and F-1 ratings.

F-3 -- Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate, although near-term adverse changes could cause these securities to be rated below investment grade.

LOC -- The symbol LOC indicates that the rating is based on a letter of credit issued by a commercial bank.

Like higher-rated bonds, bonds rated in the Baa or BBB categories are considered to have adequate capacity to pay principal and interest. However, such bonds may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds.

After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by such Fund. Neither event will require a sale of such security by a Fund. However, a Fund's investment manager will consider such event in its determination of whether such Fund should continue to hold the security. To the extent the ratings given by Moody's, S&P or Fitch may change as a result of changes in such organizations or their rating systems, a Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies contained in this Statement of Additional Information and in the Prospectus.

ITEM 22. FINANCIAL STATEMENTS


    Registrant's Annual Report for the fiscal year ended December 31, 2000 is incorporated herein by reference to the Registrant's definitive Rule 30b2-1 filed on March 8, 2001 as Accession No. 50130-01-000196.


                   SALOMON BROTHERS INVESTORS VALUE FUND INC
                           PART C. OTHER INFORMATION

ITEM 23. EXHIBITS


EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------
 (a)1  -- Registrant's Articles of Incorporation, as amended, are incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A.
 (a)2  -- Registrant's Articles of Incorporation, as amended, on April 24, 1989, are incorporated by reference to Exhibit 1(b) of Post-Effective Amendment No. 50 to the Registration Statement on
          Form N-1A.
 (a)3  -- Registrant's Articles of Incorporation, as amended on April 30, 1990, are incorporated by reference to Exhibit 1(c) of Post-Effective Amendment No. 52 to the Registration Statement on
          Form N-1A.
 (a)4  -- Form of Amended and Restated Articles of Incorporation of Registrant are incorporated by reference to Exhibit 1(d) of Post-Effective Amendment No. 60 to the Registration Statement on
          Form N-1A.
 (b)1  -- Registrant's By-Laws, as amended, are incorporated by reference to Exhibit 2 of Post-Effective
          Amendment No. 46 to the Registration Statement on Form N-1A.
 (b)2  -- Registrant's By-Laws, as amended as of May 1, 1994, are incorporated by reference to Exhibit
          2(a) of Post-Effective Amendment No. 58 to the Registration Statement on Form N-1A.
 (c)   -- Not applicable.
 (d)   -- Management Contract between Registrant and Salomon Brothers Asset Management Inc dated
          November 28, 1997 incorporated by reference to Exhibit 5 of Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A.
 (e)   -- Distribution Agreement between Registrant and CFBDS, Inc dated September 1, 1998 filed as
          Exhibit (e) to the Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A
          and incorporated herein by reference.
 (f)   -- Not applicable.
 (g)   -- Custodian Agreement between Registrant and PNC Bank, National Association filed as Exhibit (g)
          to the Post-Effective Amendment No. 68 to the Registration Statement on Form N-1A and
          incorporated herein by reference.
 (h)1  -- Form of Amendment to Transfer Agency Agreement between Registrant and PFPC Global Fund
          Services, Inc. (formerly First Data Investors Services Group, Inc) is incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 60 to the Registration Statement on
          Form N-1A.
 (h)2  -- Form of Administration Agreement between the Registrant and Salomon Brothers Asset Management
          Inc filed as Exhibit (h)(2) to the Post-Effective Amendment No. 67 to the Registration Statement
          on Form N-1A and incorporated herein by reference.
 (i)   -- Opinion and Consent of Counsel is incorporated by reference to Pre-Effective Amendment No. 1 to
          Registrant's Registration Statement on Form N-1A.
 (j)   -- Consent of PricewaterhouseCoopers LLP is filed herewith.
 (k)   -- Not applicable.
 (l)1  -- Letter Agreement re: initial capital is incorporated by reference to Exhibit 13 of
          Post-Effective Amendment No. 40 to the Registration Statement on Form N-1A.

EXHIBIT
NUMBER                          DESCRIPTION
------                          -----------
  (l)2  -- Form of Share Purchase Agreement re: purchase of
           Class A, Class B and Class C shares is incorporated herein by reference to Exhibit 13(b) of Post-Effective Amendment
           No. 60 to the Registration Statement on Form N-1A.
  (m)   -- Form of Amended Services and Distribution Plan will be
           filed by amendment.
  (n)   -- Form of Multiclass Plan Pursuant to Rule 18f-3 under the
           Investment Company Act of 1940 for the Salomon Brothers
           Investors Fund Inc is incorporated by reference to Exhibit
           18(b) to Post-Effective Amendment No. 61 to the
           Registration Statement on Form N-1A.
  (p)   -- Code of Ethics (filed as Exhibit P to Post-Effective
           Amendment No. 69 to the Registration Statement on
           Form N-1A and incorporated herein by reference).

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

    Certain portfolios of the Registrant may be deemed to be under common control with Salomon Brothers Holding Company Inc because the same (or an affiliated) entity owns greater than 25% of the outstanding shares of one or more classes of shares of such portfolios and such fund.

ITEM 25. INDEMNIFICATION

    Reference is made to Article Seventh of Registrant's Article of Incorporation, and Section 4 of the Distribution Contract.

    Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the 'Securities Act') may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant understands that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

    The list required by this Item 28 of officers and directors of Salomon Brothers Asset Management Inc ('SBAM'), together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of Form ADV filed by SBAM pursuant to the Advisers Act (SEC File No. 801-32046).

ITEM 27. PRINCIPAL UNDERWRITERS


    CFBDS Inc., ('CFBDS'), the Registrant's Distributor, is the distributor for CitiFunds Multi-State Tax Free Trust, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Tax Free Reserves, CitiFunds Trust III. CFBDS is also the placement agent for Tax Free Reserves Portfolio, Cash Reserves Portfolio and U.S. Treasury Reserves Portfolio.



    In addition, CFBDS is also the distributor for the following Salomon Brothers funds: Salomon Brothers Opportunity Fund Inc, Salomon Brothers Investors Fund Inc, Salomon Brothers Capital Fund Inc, Salomon Brothers Series Funds Inc, Salomon Brothers Institutional Series Funds Inc and Salomon Brothers Variable Series Funds Inc.

    (b) The information required by this Item 27 with respect to each director and officer of CFBDS is incorporated by reference to Schedule A of Form 8D filed by CFBDS pursuant to the Securities and Exchange Act of 1934 (File
No. 8-32417).

    (c) Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS

        (1) SBAM
            7 World Trade Center
            New York, New York 10048

        (2) PNC Bank, National Associates
            Airport Business Center
            International Court 2
            200 Stevens Drive
            Lester, PA 19113


        (3) PFPC Global Fund Services, Inc.
            One Exchange Place
            Boston, Massachusetts 02180


ITEM 29. MANAGEMENT SERVICES

    Not applicable.

ITEM 30. UNDERTAKINGS

    The Registrant hereby undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest Annual Report to shareholders upon request and without charge.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended (the '1933 Act'), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the 1933 Act and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on the 30th day of April, 2001.


                                       SALOMON BROTHERS INVESTORS VALUE FUND INC
                                                     (Registrant)

                                       By          /s/ HEATH B. MCLENDON

                                           .....................................
                                                    HEATH B. MCLENDON
                                                        PRESIDENT

    Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


                SIGNATURE                                  TITLE                         DATE
                ---------                                  -----                         ----
          /s/ HEATH B. MCLENDON             President and Director (Principal       April 30, 2001
 .........................................    Executive Officer)
           (HEATH B. MCLENDON)

           /s/ LEWIS E. DAIDONE             Executive Vice President and            April 30, 2001
 .........................................    Treasurer (Principal Financial and
            (LEWIS E. DAIDONE)                Accounting Officer)

                    *                       Director                                April 30, 2001
 .........................................
            (ANDREW L. BREECH)

                    *                       Director                                April 30, 2001
 .........................................
            (CAROL L. COLMAN)

                    *                       Director                                April 30, 2001
 .........................................
            (WILLIAM R. DILL)

                    *                       Director                                April 30, 2001
 .........................................
       (CLIFFORD M. KIRTLAND, JR.)

                    *                       Director                                April 30, 2001
 .........................................
           (ROBERT W. LAWLESS)

                    *                       Director                                April 30, 2001
 .........................................
            (LOUIS P. MATTIS)

                SIGNATURE                                  TITLE                         DATE
                ---------                                  -----                         ----
                    *                       Director                                April 30, 2001
 .........................................
           (THOMAS F. SCHLAFLY)

*By:        /s/ HEATH B. MCLENDON                                                   April 30, 2001
     .....................................
          (HEATH B. MCLENDON, AS
            ATTORNEY-IN-FACT)

                                 EXHIBIT INDEX


EXHIBIT
NUMBER                            DESCRIPTION
------                            -----------
  (j)     Consent of PriceWaterhouseCoopers LLP







                            STATEMENT OF DIFFERENCES
                            ------------------------
The dagger symbol shall be expressed as.................................. 'D'
The double dagger symbol shall be expressed as........................... 'DD'
Characters normally expressed as superscript shall be preceded by........ 'pp'